UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

Item 1.  Reports to Stockholders.

UBS PACE Select Advisors Trust

Annual Report

July 31, 2008

Table of contents

Introduction	2

Portfolio Advisors' commentaries and schedules of investments

UBS PACE Money Market Investments	5

UBS PACE Government Securities Fixed Income Investments	14

UBS PACE Intermediate Fixed Income Investments	27

UBS PACE Strategic Fixed Income Investments	41

UBS PACE Municipal Fixed Income Investments	58

UBS PACE Global Fixed Income Investments	72

UBS PACE High Yield Investments	84

UBS PACE Large Co Value Equity Investments	95

UBS PACE Large Co Growth Equity Investments	105

UBS PACE Small/Medium Co Value Equity Investments	116

UBS PACE Small/Medium Co Growth Equity Investments	126

UBS PACE International Equity Investments	137

UBS PACE International Emerging Markets Equity Investments	151

UBS PACE Global Real Estate Securities Investments	162

UBS PACE Alternative Strategies Investments	170

Understanding your Portfolio's expenses	203

Statement of assets and liabilities	210

Statement of operations	218

Statement of changes in net assets	222

Financial highlights	229

Notes to financial statements	302

Report of independent registered public accounting firm	350

General information	352

Board approval of certain investment advisory agreements	391

Trustees and officers	407

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a Portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a Portfolio or class of shares, which includes a discussion of investment risks, sales charges, expenses and other matters of interest. Before you invest, please carefully read the prospectus related to the Portfolio or class of shares in which you are interested.

UBS PACE Select Advisors Trust

Introduction

September 22, 2008

Dear UBS PACESM Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the investment advisor and/or individual sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2008. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

In both the equity and fixed income markets, the 12-month period was marked by a considerable amount of volatility, detailed in the "Market Review" section below. In challenging times like these, we believe that the best way for long-term investors to weather volatility is to develop a personalized investment strategy that's balanced across a range of asset classes—like the one offered by PACE Select—and to stick with it through the market's ups and downs.

Market Review

The US economy delivered mixed results during the 12-month reporting period ended July 31, 2008. The US Department of Commerce reported that third quarter 2007 US gross domestic product ("GDP") growth was a strong 4.8%. The economy then contracted during the last three months of 2007, bringing GDP growth to 0.6%. A variety of factors caused the economy to stumble, including the faltering housing market and tepid consumer and business spending.

While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—GDP grew a surprising 0.9% during the first quarter of 2008, and an estimated 1.9% in the second. This was due, in part, to strong exports, buoyed by the declining dollar, making US goods more attractive overseas. In addition, consumer spending improved in recent months, helped by the government's tax rebate program.

Throughout the reporting period, the Federal Reserve Board (the "Fed") was aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. As the problems and fallout from subprime mortgages and other issues escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. Beginning in September 2007, the Fed began its campaign of lowering the federal funds rate. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) From that time through April 2008, the Fed lowered the rate a total of seven times, bringing the rate to 2.00%, its lowest level since 2004. However, with inflationary pressures mounting, the Fed voted in a June 2008 meeting to hold the rate steady, where it remained for the rest of the reporting period.

Overseas, many economies appear to be on the brink of a recession. In the Eurozone, second quarter 2008 growth was -0.2%, following a 0.7% expansion in the previous three months. This marked the first contraction in the region since the Euro was established in 1996. Japan's economy weakened as well, posting a -0.6% growth rate in the second quarter of 2008, following a 0.8% advance in the previous quarter.

UBS PACE Select Advisors Trust

Stocks Produce Poor Results

The US stock market, as measured by the S&P 500 Index (the "Index"), experienced periods of unnerving volatility during the reporting period. After rising in the first three months of the period, the Index fell sharply during the next five months. Fears of a recession, disappointing corporate earnings, record high oil prices and continued issues related to the bursting of the housing bubble dragged down the US stock market.

Investors then appeared to put these issues on the back burner as they hoped that the economy would strengthen as the year continued. During April and May 2008, the Index gained 4.87% and 1.30%, respectively. The stock market then reversed course in June, as the Index plunged 8.43%. This marked its worst monthly performance since September 2002 and its worst month of June since the Great Depression in 1930. The market ended the 12-month period with a modest decline in July. All told, the Index fell 11.09% during the reporting period, and is now down more than 20% since its peak in October 2007.

By and large, the international equity markets also generated disappointing results during the reporting period. Many of the issues weighing down the US market negatively impacted foreign stock prices as well. These included decelerating economic growth and corporate profits, and soaring oil and fuel prices. Developed equity markets, as measured by the MSCI EAFE Index, fell 14.58% during the period.1 Elsewhere, emerging markets equities, as measured by the MSCI EM Index, fell 6.37%.2

Bonds provide welcome relief

As was the case with stocks, the bond market wasn't for the faint of heart during the reporting period. In the US, Treasury yields moved in response to mixed signals regarding the economy, increased inflationary pressures and expectations regarding future Fed monetary policy. Treasury yields ultimately moved lower given the Fed's numerous interest rate cuts and increased investor risk aversion triggered by the escalating troubles in the subprime mortgage market.

Looking at the 12 months ended July 31, 2008, the overall US bond market, as measured by the Lehman Brothers US Aggregate Index, returned 6.15%.3 The international bond markets also produced positive returns, as the JP Morgan Global Government Bond Index gained 5.73%.4 Bond investors who assumed greater risks experienced mixed results during the reporting period, as the Lehman Brothers High Yield Bond Index declined 0.03%,5 while the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified rose 7.14%.6 Over the same period, the Lehman Brothers Municipal Bond Index returned 2.82%.7

1.  The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East.

2.  The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.

3.  The Lehman Brothers US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. US Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the US Aggregate Index on April 1, 2007.

4.  The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.

5.  The Lehman Brothers High Yield Bond Index covers the universe of US dollar-denominated, non-investment grade, fixed-rate debt.

6.  The JP Morgan EMBI Global Diversified Index includes US dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

7.  The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the US.

UBS PACE Select Advisors Trust

Before we conclude, we would like to address the turbulent and, in some ways, unprecedented conditions in the financial markets. Beginning in the summer of 2007, a severe credit crunch began that, to a great extent, has continued for over a year. During this time, the US government has taken a number of steps to try and stabilize the financial markets. From September 2007 through April 2008, the Fed lowered short-term interest rates a total of seven times, bringing short-term rates from 5.25% to 2.00%, their lowest level since 2004.

In addition, in March 2008, the Fed established a new lending program allowing certain brokerage firms to take loans from its discount window. During the month, it also facilitated the purchase of Bear Stearns by JPMorgan Chase. More recently, the Fed has made available billions of dollars to investment firms in an attempt to settle the markets following Lehman Brother's bankruptcy. It also announced an $85 billion loan to insurance giant AIG in exchange for an 80% ownership interest. Elsewhere, the US Treasury Department took over mortgage finance companies Fannie Mae and Freddie Mac.

Given these uncertain times, we believe it's especially important to work closely with a professional financial advisor to guide you on your financial journey, and help you maintain a long-term perspective on your financial plan. We appreciate your continued support.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head—Americas, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2008. The views expressed in the Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisors and/or sub-advisors. Advisors' comments on portfolios that have more than one sub-advisor are reflective of their portion of the portfolio only. The views and opinions in this report were current as of September 22, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisors and sub-advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio returned 3.40% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 1.86%). In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 3.05%, and the median return for the Lipper Money Market Funds category was 3.34%. (Returns over various time periods are shown in the "Performance at a glance" table on page 8. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board lowered the federal funds rate seven times during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This string of cuts caused the yields of the securities in which the Portfolio invests to decline, lowering the Portfolio's yields.

From a yield curve perspective, we employed a "bulleted" strategy, which entails focusing on securities with particular maturities. We purchased securities maturing within six to 12 months, which helped the Portfolio to capture yield opportunities during that period. Later in the period, we employed a "barbell strategy" in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) We continued to buy shorter-term securities, as we also sought to extend the Portfolio's weighted average maturity by investing in longer-term money market securities maturing within nine to 13 months. Overall, the barbell strategy contributed positively to the Portfolio's performance.

The Portfolio remained diversified by both maturity and security type, which benefited performance. While we are able to generally hold up to 5% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2%–3% in any one non-government issuer.

*  On March 20, 2008, Robert Sabatino, an executive director in UBS Global Asset Management (Americas) Inc.'s short duration fixed income group, assumed primary responsibility for the day-to-day management of UBS PACE Money Market Investments, replacing Michael Markowitz.

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino*

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Advisors' comments – concluded

As always, quality, liquidity and yield remained paramount in our security selection process for the Portfolio. At the beginning of the reporting period, a significant portion of the Portfolio was comprised of commercial paper and short-term obligations. Our process led us to be highly selective in terms of the types of commercial paper held in the Portfolio,1 which benefited performance during the reporting period. The Portfolio also invested in other types of short-term corporate obligations and certificates of deposit during this time, benefiting performance.

During the first half of the reporting period, we increased the Portfolio's exposure to repurchase agreements significantly as we sought to increase the Portfolio's liquidity. (Repurchase agreements are essentially contracts in which the seller of a security agrees to buy it back at a predetermined price and time or upon demand.) This increased exposure was intended to help reduce the Portfolio's risk exposure. We maintained this exposure for the remainder of the reporting period, enhancing performance.

In response to turmoil in certain parts of the asset-backed commercial paper market that began during the first half of the reporting period, we decreased our exposure to these securities and increased our exposure to US government and agency obligations, as well as to certificates of deposit. In terms of the Portfolio's remaining asset-backed commercial paper holdings, we took a cautious approach and emphasized the more traditionally stable multi-seller conduits, preferring issues with shorter maturities, which benefited performance.

The Portfolio did not have any direct exposure to collateralized debt obligations or the subprime mortgage market. Direct exposure to the subprime mortgage market would result from owning asset-backed commercial paper programs that are solely invested in subprime mortgages. All of the asset-backed commercial paper—indeed, all of the commercial paper—in which the Portfolio invests is, as it was at its time of purchase, rated in the highest (or "first tier") ratings category (for example, A-1, P-1, or F-1) by at least two nationally recognized ratings services, or, if unrated, it was deemed to be of equivalent quality.2

1  Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.

2  Examples of more well-known ratings services are Moody's Investors Service, Standard and Poor's (a division of The McGraw-Hill Companies Inc.) and Fitch Ratings.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Comparison of change in value of a $10,000 investment in the Portfolio and the 90-Day US T-Bill Index (unaudited)

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2008. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee[1]	3.40%	2.88%	3.32%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee[1]	1.86%	1.35%	1.78%
90-Day US T-Bill Index[2]	3.05%	3.07%	3.44%
Lipper Money Market Funds median	3.34%	2.72%	3.14%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2008, after deduction of the maximum UBS PACE Select program fee, were as follows: 1-year period, 2.11%; 5-year period, 1.32%; 10-year period, 1.81%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2008 was 1.95% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was 1.35% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was 0.45% after fee waivers and/or expense reimbursements; the yield was -0.15% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$523.2
Number of holdings	99
Weighted average maturity	51 days
Portfolio composition[1]	07/31/08
Commercial paper	29.7%
US government and agency obligations	29.6
Repurchase agreements	15.3
Certificates of deposit	12.4
Short-term corporate obligations	9.1
Bank notes	5.0
Other assets less liabilities	(1.1)
Total	100.0%
Top 10 holdings[1]	07/31/08
Repurchase agreement with Deutsche Bank Securities, 2.180% due 08/01/08	8.6%
Repurchase agreement with Barclays Bank PLC, 2.160% due 08/01/08	6.7
Federal Home Loan Bank, 2.220% due 09/04/08	2.9
Federal National Mortgage Association, 2.075% due 08/13/08	2.4
Dupont (E.I.) De Nemours & Co., 2.080% due 08/06/08	2.1
Federal Home Loan Mortgage Corp., 2.390% due 08/28/08	1.9
Federal National Mortgage Association, 2.100% due 12/08/08	1.9
Svenska Handelsbanken, 5.000% due 10/09/08	1.7
Federal Home Loan Bank, 2.599% due 08/18/08	1.5
Wells Fargo Bank N.A., 2.420% due 08/29/08	1.5
Total	31.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
US government and agency obligations—29.56%
Federal Farm Credit Bank 2.030%, due 08/01/08[1]	$4,000,000	$3,999,879
2.080%, due 08/01/08[1]	5,500,000	5,500,000
3.625%, due 10/24/08	1,000,000	1,002,393
Federal Home Loan Bank 2.599%, due 08/18/08[1]	8,000,000	8,000,000
4.885%, due 08/20/08	2,750,000	2,750,206
2.220%, due 09/04/08[2]	15,000,000	14,968,550
2.460%, due 09/18/08[2]	2,000,000	1,993,440
5.100%, due 09/19/08	4,500,000	4,502,808
2.070%, due 09/30/08[2]	5,000,000	4,982,750
3.625%, due 11/14/08	1,000,000	1,002,187
2.560%, due 02/13/09	2,750,000	2,758,891
2.310%, due 04/07/09	5,000,000	5,000,000
2.390%, due 04/30/09	5,000,000	5,000,000
2.400%, due 05/13/09	2,500,000	2,499,639
2.820%, due 07/10/09	4,000,000	4,000,000
Federal Home Loan Mortgage Corp. 2.390%, due 08/28/08[1]	10,000,000	9,995,805
1.680%, due 09/15/08[2]	8,000,000	7,983,200
2.641%, due 09/30/08[1]	2,000,000	1,999,790
2.810%, due 02/02/09[2]	5,000,000	4,927,799
2.450%, due 04/09/09	2,500,000	2,500,000
2.625%, due 06/12/09	3,000,000	3,000,000
Federal National Mortgage Association 2.270%, due 08/01/08[1]	7,000,000	7,000,000
2.110%, due 08/05/08[2]	5,000,000	4,998,828
2.075%, due 08/13/08[2]	12,500,000	12,491,354
3.250%, due 08/15/08	1,000,000	1,000,297
2.360%, due 09/10/08[2]	8,000,000	7,979,022
2.380%, due 10/14/08[2]	5,000,000	4,975,539
2.570%, due 11/17/08[2]	5,000,000	4,961,450
2.100%, due 12/08/08[2]	10,000,000	9,924,750
US Treasury Bills 1.586%, due 09/11/08[2]	3,000,000	2,994,581
Total US government and agency obligations (cost—$154,693,158)		154,693,158
Bank notes—4.97%
Banking-non-US—0.38%
Nordea Bank AB 3.149%, due 10/24/08[1,3]	2,000,000	2,000,000
Banking-US—4.59%
Bank of America N.A. 2.998%, due 08/06/08[1]	5,000,000	5,000,000
HSBC Bank USA, Inc. 3.188%, due 10/14/08[1]	4,000,000	4,000,000
Wachovia Bank N.A. 3.001%, due 10/06/08[1]	5,000,000	5,000,000

Security description	Face amount	Value
Bank notes—(concluded)
Banking-US—(concluded)
Wells Fargo Bank N.A. 2.420%, due 08/29/08	$8,000,000	$8,000,000
Westpac Banking Corp. 3.089%, due 10/14/08[1]	2,000,000	2,000,000
		24,000,000
Total bank notes (cost—$26,000,000)		26,000,000
Certificates of deposit—12.43%
Banking-non-US—9.08%
Abbey National Treasury Services PLC 2.760%, due 08/27/08[1]	5,000,000	5,000,000
Bank of Montreal 2.950%, due 08/19/08	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 2.690%, due 09/05/08	5,000,000	5,000,000
Barclays Bank PLC 3.020%, due 02/23/09	1,500,000	1,500,000
Calyon N.A., Inc./New York 3.170%, due 06/02/09	4,500,000	4,500,000
Deutsche Bank AG 3.011%, due 09/22/08[1]	5,000,000	5,000,000
Natixis 2.760%, due 09/30/08	2,500,000	2,500,000
Norinchukin Bank Ltd. 2.750%, due 10/14/08	5,000,000	5,000,000
Royal Bank of Scotland/ New York 2.740%, due 10/20/08	5,000,000	5,000,000
Svenska Handelsbanken 5.000%, due 10/09/08	9,000,000	9,000,000
		47,500,000
Banking-US—3.35%
American Express, Federal Savings Bank 2.640%, due 08/27/08	2,000,000	2,000,000
2.680%, due 09/04/08	5,000,000	5,000,000
Citibank N.A. 2.790%, due 09/19/08	5,000,000	5,000,000
US Bank N.A. 2.700%, due 09/15/08	3,000,000	3,000,000
Wachovia Bank N.A. (Charlotte) 2.820%, due 09/30/08	2,500,000	2,500,000
		17,500,000
Total certificates of deposit (cost—$65,000,000)		65,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Commercial paper[2]—29.66%
Asset backed-miscellaneous—9.05%
Amsterdam Funding Corp. 2.600%, due 08/05/08	$5,000,000	$4,998,556
Atlantic Asset Securitization LLC 2.550%, due 08/07/08	5,000,000	4,997,875
Barton Capital LLC 2.500%, due 08/18/08	5,000,000	4,994,097
Bryant Park Funding LLC 2.500%, due 08/28/08	5,000,000	4,990,625
Falcon Asset Securitization Corp. 2.450%, due 08/11/08	4,500,000	4,496,937
Jupiter Securitization Co. LLC 2.450%, due 08/18/08	3,900,000	3,895,488
Regency Markets No.1 LLC 2.570%, due 08/13/08	5,000,000	4,995,717
Sheffield Receivables Corp. 2.530%, due 08/21/08	4,000,000	3,994,378
Thunderbay Funding 2.520%, due 08/11/08	5,000,000	4,996,500
Variable Funding Capital Corp. 2.600%, due 09/04/08	5,000,000	4,987,722
		47,347,895
Automobile OEM—0.76%
PACCAR Financial Corp. 2.190%, due 10/23/08	4,000,000	3,979,803
Banking-non-US—4.00%
Bank of Nova Scotia 2.600%, due 09/22/08	5,000,000	4,981,222
Banque et Caisse d'Epargne de L'Etat 2.430%, due 08/28/08	2,000,000	1,996,355
Eksportfinans 2.300%, due 10/24/08	8,000,000	7,957,067
Lloyds TSB Bank PLC 2.160%, due 08/07/08	6,000,000	5,997,840
		20,932,484
Banking-US—6.31%
Danske Corp. 3.041%, due 10/09/08[1]	5,000,000	5,000,000
2.705%, due 10/14/08	3,000,000	2,983,319
Fortis Funding LLC 2.670%, due 09/08/08	5,000,000	4,985,908
ING (US) Funding LLC 2.580%, due 09/17/08	5,000,000	4,983,159
2.960%, due 10/27/08	3,000,000	2,978,540
Natexis Banques Populaires US Finance Co. LLC 2.690%, due 08/26/08	2,000,000	1,996,264
Nordea N.A., Inc. 2.380%, due 08/14/08	7,000,000	6,993,984

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Santander Central Hispano Finance Delaware, Inc. 2.200%, due 08/08/08	$3,100,000	$3,098,674
		33,019,848
Chemicals—2.48%
Dupont (E.I.) De Nemours & Co. 2.080%, due 08/06/08	11,000,000	10,996,822
2.160%, due 08/08/08	2,000,000	1,999,160
		12,995,982
Consumer products-nondurables—0.96%
Procter & Gamble International Funding SCA 2.200%, due 08/04/08	5,000,000	4,999,083
Energy-integrated—0.96%
Chevron Funding Corp. 2.070%, due 08/05/08	5,000,000	4,998,850
Finance-noncaptive diversified—1.71%
General Electric Capital Corp. 2.420%, due 08/04/08	2,000,000	1,999,597
2.610%, due 11/06/08	7,000,000	6,950,772
		8,950,369
Food/beverage—1.91%
Coca-Cola Co. 2.350%, due 09/22/08	7,000,000	6,976,239
Nestle Capital Corp. 2.645%, due 08/21/08	3,000,000	2,995,592
		9,971,831
Pharmaceuticals—1.52%
Novartis Finance Corp. 2.200%, due 10/01/08	5,000,000	4,981,361
Pfizer, Inc. 2.520%, due 08/25/08	3,000,000	2,994,960
		7,976,321
Total commercial paper (cost—$155,172,466)		155,172,466
Short-term corporate obligations—9.14%
Banking-non-US—5.26%
BNP Paribas 2.895%, due 08/13/08[1]	3,000,000	3,000,000
Lloyds TSB Group PLC 2.743%, due 08/07/08[1,3]	5,000,000	5,000,000
National Australia Bank Ltd. 2.448%, due 08/15/08[1,3]	6,000,000	6,000,000
2.882%, due 09/08/08[1,3]	3,500,000	3,500,000
Rabobank Nederland 2.900%, due 08/11/08[1,3]	4,000,000	4,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-non-US—(concluded)
Societe Generale 2.463%, due 08/04/08[1,3]	$3,000,000	$3,000,000
Westpac Banking Corp. 2.450%, due 08/06/08[1,3]	3,000,000	3,000,000
		27,500,000
Banking-US—0.95%
JPMorgan Chase & Co. 2.802%, due 09/02/08[1]	5,000,000	4,994,886
Finance-captive automotive—2.15%
Toyota Motor Credit Corp. 2.270%, due 08/01/08[1]	3,250,000	3,250,000
2.320%, due 08/01/08[1]	3,000,000	3,000,000
2.530%, due 08/01/08[1]	5,000,000	5,000,000
		11,250,000
Finance-noncaptive diversified—0.78%
General Electric Capital Corp. 2.816%, due 09/16/08[1]	4,100,000	4,100,004
Total short-term corporate obligations (cost—$47,844,890)		47,844,890
Repurchase agreements—15.31%
Repurchase agreement dated 07/31/08 with Barclays Bank PLC, 2.160% due 08/01/08, collateralized by $34,247,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 7.000% due 10/24/08 to 03/15/10; (value—$35,700,698); proceeds: $35,002,100	35,000,000	35,000,000

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/08 with Deutsche Bank Securities, 2.180% due 08/01/08, collateralized by $1,640,000 Federal Home Loan Bank obligations, 4.660% due 08/18/08, $24,750,000 Federal Home Loan Mortgage Corp. obligations, 5.400% due 03/17/21 and $45,312,000 Resolution Funding Strips, zero coupon due 04/15/26; (value—$45,900,105); proceeds: $45,002,725	$45,000,000	$45,000,000
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $121,249 US Treasury Bonds, 4.375% due 02/15/38; (value—$118,370); proceeds: $116,005	116,000	116,000
Total repurchase agreements (cost—$80,116,000)		80,116,000
Total investments (cost—$528,826,514)— 101.07%		528,826,514
Liabilities in excess of other assets—(1.07)%		(5,583,818)
Net assets (applicable to 523,200,787 shares of beneficial interest outstanding equivalent to $1.00 per share)— 100.00%		$523,242,696

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2008, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.06% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2008

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	77.7%
United Kingdom	4.3
Japan	4.0
France	2.5
Australia	2.4
Sweden	2.1
Canada	1.9
Switzerland	1.5
Norway	1.5
Germany	0.9
Netherlands	0.8
Luxembourg	0.4
Total	100.0%

Weighted average maturity—51 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares returned 5.87% (before the deduction of the maximum UBS PACE Select program fee; 4.29% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Mortgage-Backed Securities Index (the "benchmark") returned 6.96%, and the median return for the Lipper Intermediate US Government Funds category was 6.35%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 17. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

In a difficult market in which the mortgage sector underperformed US Treasuries, the Portfolio underperformed its benchmark for the reporting period, primarily due to exposure to non-agency mortgages and asset-backed securities.

Overall, the Portfolio's duration positioning helped relative performance, beginning with a greater-than-benchmark duration position toward the end of 2007. (Duration measures a portfolio's sensitivity to interest rate changes.) On an absolute basis, the Portfolio's duration position benefited performance as rates fell across the US yield curve in an overwhelming flight to quality. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) Moving to a less-than-benchmark duration in April and May of 2008 was also positive for the Portfolio's performance as rates rose in anticipation of higher inflation and potential interest rates hikes from the Federal Reserve Board.

Positioning the portfolio in anticipation of a steepening yield curve helped performance both on an absolute and relative basis, as investors initially priced in expectations for the Fed to cut interest rates in late 2007 and into 2008 and beyond. (A yield curve is said to steepen when the spread between the yield on long-term and short-term Treasury bonds increases.)

An overweight to agency-guaranteed, AAA-rated mortgage-backed securities detracted from performance throughout the reporting period as mortgages underperformed Treasuries. During the reporting period, yields of fixed income securities fell, given the flight to higher-quality securities such as Treasuries and agency-backed mortgages, and away from high-yielding corporate and non-agency mortgages.

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in US government agency-sponsored mortgage-backed securities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Advisors' comments – concluded

The Portfolio's exposure to non-agency mortgages and asset-backed securities, with an emphasis on securities in senior parts of the capital structure1, detracted from relative performance over the reporting period. During this time, the price of the collateral backing the mortgages continued to deteriorate, causing many investors to sell their positions. The Portfolio's exposure to commercial mortgage-backed securities also detracted from returns as major market participants further reduced their positions in these securities.

1  Here, capital structure refers to the way a corporation finances its assets through some combination of equity, debt, or hybrid securities. A firm's capital structure is then the composition or 'structure' of its liabilities. Liabilities said to be in senior parts of the capital structure have repayment priority.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers Mortgage-Backed Securities Index (unaudited)

The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	5.53%	4.07%	N/A	4.47%
maximum sales charge	Class B3	4.72%	3.29%	N/A	4.13%
or UBS PACE Select	Class C4	5.06%	3.54%	N/A	4.36%
program fee	Class Y5	5.86%	4.40%	N/A	4.80%
	Class P6	5.87%	4.31%	5.28%	5.78%
After deducting	Class A2	0.77%	3.12%	N/A	3.83%
maximum sales charge	Class B3	-0.28%	2.93%	N/A	4.13%
or UBS PACE Select	Class C4	4.31%	3.54%	N/A	4.36%
program fee	Class P6	4.29%	2.76%	3.71%	4.21%
Lehman Brothers Mortgage-Backed Securities Index		6.96%	4.93%	5.69%	6.19%
Lipper Intermediate US Government Funds median		6.35%	3.69%	4.80%	5.25%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 1.86%; 5-year period, 2.80%; since inception, 3.93%; Class B—1-year period, 0.87%; 5-year period, 2.60%; since inception, 4.23%; Class C—1-year period, 5.38%; 5-year period, 3.20%; since inception, 4.46%; Class Y—1-year period, 7.02%; 5-year period, 4.08%; since inception, 4.91%; Class P—1-year period, 5.35%; 5-year period, 2.43%; 10-year period, 3.78%; since inception, 4.27%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.08% and 1.02%; Class B—1.83% and 1.77%; Class C—1.65% and 1.52%; Class Y—0.74% and 0.71%; and Class P—0.86% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages and Graduated Equity Mortgages are excluded. The average-weighted life is approximately eight years. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Weighted average duration	4.2	yrs.
Weighted average maturity	5.2	yrs.
Average coupon	4.88%
Average quality[1]	AAA
Net assets (mm)	$684.9
Number of holdings	446
Portfolio composition[2]	07/31/08
Bonds	133.7%
Futures and swaps	0.1
Investments sold short	(9.4)
Cash equivalents and other assets less liabilities	(24.4)
Total	100.0%
Asset allocation[2]	07/31/08
US government agency mortgage pass-through certificates	116.0%
Collateralized mortgage obligations	12.0
Asset-backed securities	5.2
Corporate notes	0.4
Stripped mortgage-backed securities	0.1
Futures and swaps	0.1
Investments sold short	(9.4)
Cash equivalents and other assets less liabilities	(24.4)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Government national mortgage association certificates—17.28%
GNMA 5.500%, due 12/15/32[1]	$116,609	$116,160
5.500%, due 07/15/33[1]	917,895	914,071
5.500%, due 12/15/33[1]	7,054,054	7,024,662
5.500%, due 01/15/34[1]	2,356,325	2,344,299
5.500%, due 02/15/34[1]	212,987	211,900
5.500%, due 03/15/34[1]	427,052	424,872
5.500%, due 04/15/34[1]	698,996	695,427
5.500%, due 05/15/34[1]	755,077	751,222
5.500%, due 06/15/34[1]	199,171	198,154
5.500%, due 07/15/35[1]	633,200	629,572
5.500%, due 08/15/35[1]	350,256	348,249
5.500%, due 10/15/35[1]	3,790,687	3,769,401
5.500%, due 11/15/35[1]	379,550	377,375
5.500%, due 12/15/35[1]	7,762,441	7,717,967
5.500%, due 01/15/36[1]	4,722,823	4,692,813
5.500%, due 03/15/38[1]	2,502,369	2,484,904
6.000%, due 07/15/36	232,915	235,945
6.000%, due 07/15/37	5,039,600	5,103,645
6.000%, due 11/15/37	3,377,338	3,420,258
6.000%, due 03/15/38	981,103	993,571
6.500%, due 08/15/36	797,972	823,563
6.500%, due 09/15/36	358,732	370,237
6.500%, due 09/15/37	150,758	155,548
6.500%, due 11/15/37	406,511	419,427
6.500%, due 02/15/38	349,405	360,506
6.500%, due 03/15/38	457,506	472,041
7.500%, due 08/15/21	7,528	8,081
7.500%, due 09/15/23	1,068	1,147
8.000%, due 08/15/09	3,231	3,326
8.000%, due 02/15/23	2,175	2,374
8.250%, due 04/15/19	548,341	597,649
9.000%, due 08/15/09	23,353	23,443
10.500%, due 02/15/19	33,543	38,228
10.500%, due 06/15/19	40,475	46,128
10.500%, due 07/15/19	96,772	110,286
10.500%, due 07/15/20	4,115	4,621
10.500%, due 08/15/20	40,645	46,382
10.500%, due 09/15/20	3,861	4,413
11.500%, due 05/15/19	3,741	4,357
GNMA II 9.000%, due 04/20/25	30,469	33,343
9.000%, due 12/20/26	8,338	9,128
9.000%, due 01/20/27	13,533	14,819
9.000%, due 06/20/30	1,770	1,939
9.000%, due 07/20/30	12,914	14,142
9.000%, due 09/20/30	3,164	3,465
9.000%, due 10/20/30	8,886	9,731
9.000%, due 11/20/30	30,205	33,079
GNMA II ARM 5.125%, due 11/20/21	45,743	46,097
5.125%, due 11/20/22	81,729	82,276
5.125%, due 12/20/24	1,398	1,410
5.125%, due 10/20/25	42,429	42,705

Security description	Face amount	Value
Government national mortgage association certificates—(concluded)
5.125%, due 12/20/25	$9,038	$9,093
5.125%, due 10/20/26	28,149	28,382
5.125%, due 12/20/26	39,807	40,126
5.125%, due 11/20/27	115,564	116,175
5.125%, due 12/20/27	12,339	12,441
5.125%, due 10/20/29	25,337	25,545
5.125%, due 10/20/30	41,890	42,202
5.250%, due 02/20/28	5,673	5,702
5.375%, due 01/20/23	160,888	161,727
5.375%, due 03/20/23	75,810	76,282
5.375%, due 01/20/24	207,722	208,966
5.375%, due 01/20/25	18,729	18,870
5.375%, due 02/20/25	44,639	44,911
5.375%, due 03/20/25	67,967	68,429
5.375%, due 03/20/26	37,749	37,959
5.375%, due 01/20/27	221,269	222,201
5.375%, due 02/20/27	25,085	25,266
5.375%, due 01/20/28	26,893	27,044
5.375%, due 02/20/28	14,062	14,141
5.500%, due 01/20/18	236,378	239,832
5.500%, due 03/20/25	33,641	34,050
5.625%, due 07/20/17	16,592	16,783
5.625%, due 09/20/21	264,732	267,715
5.625%, due 08/20/25	51,166	51,750
5.625%, due 09/20/25	60,197	60,873
5.625%, due 08/20/26	67,020	67,797
5.625%, due 09/20/26	9,606	9,732
5.625%, due 07/20/27	24,941	25,225
5.625%, due 08/20/27	55,662	56,389
5.625%, due 07/20/30	357,354	361,668
5.625%, due 08/20/30	270,472	273,990
6.375%, due 04/20/18	24,914	25,425
6.375%, due 05/20/21	8,693	8,882
6.375%, due 06/20/22	208,530	212,607
6.375%, due 04/20/24	219,058	223,428
6.375%, due 05/20/25	154,139	157,534
6.375%, due 06/20/25	56,311	57,556
6.375%, due 04/20/26	326,180	332,298
6.375%, due 06/20/26	159,801	162,863
6.375%, due 04/20/27	104,996	107,027
6.375%, due 04/20/30	73,664	75,174
6.375%, due 05/20/30	1,384,525	1,413,677
6.500%, due 05/20/18	8,682	8,893
6.500%, due 06/20/19	58,491	60,258
6.500%, due 06/20/30	26,113	26,706
GNMA TBA 5.000%, TBA	3,000,000	2,896,875
6.000%, TBA	59,000,000	59,558,125
6.500%, TBA	4,000,000	4,118,752
Total government national mortgage association certificates (cost—$117,854,944)		118,335,704

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Federal home loan mortgage corporation certificates—26.58%
FHLMC 5.000%, due 03/01/36	$86,809	$82,741
5.000%, due 11/01/36	13,916,763	13,264,560
5.000%, due 03/01/38	3,999,601	3,798,412
5.500%, due 02/01/33	928,331	913,091
5.500%, due 03/01/33	562,063	552,835
5.500%, due 04/01/33	642,469	631,922
5.500%, due 05/01/33	763,428	750,895
5.500%, due 06/01/33	3,246,350	3,193,056
5.500%, due 10/01/33	754,301	741,918
5.500%, due 12/01/33	295,232	290,385
5.500%, due 03/01/34	131,991	129,618
5.500%, due 10/01/34	1,131,233	1,112,662
5.500%, due 12/01/34	731,453	718,303
5.500%, due 02/01/35	6,518,546	6,401,348
5.500%, due 05/01/35	212,868	208,808
5.500%, due 06/01/35	1,635,289	1,604,099
5.500%, due 04/01/38	7,175,468	7,021,793
5.500%, due 05/01/38	31,572,888	30,896,702
6.000%, due 09/01/36[1]	999,900	1,006,743
6.000%, due 08/01/37[1]	2,999,700	3,018,355
6.000%, due 11/01/37[1]	847,438	852,708
6.000%, due 01/01/38[1]	52,651	52,978
6.000%, due 07/01/38[1]	22,001,400	22,138,221
7.000%, due 08/01/25	1,973	2,086
7.500%, due 10/01/17	4,152	4,497
8.000%, due 03/01/13	143,002	154,655
8.500%, due 05/01/16	7,935	8,088
9.000%, due 07/01/09	820	841
9.000%, due 02/01/10	3,256	3,395
9.000%, due 04/01/25	51,246	52,694
9.750%, due 11/01/16	18,347	18,971
10.500%, due 11/01/20	6,615	6,754
11.000%, due 05/01/11	4,920	4,987
11.000%, due 03/01/13	1,354	1,372
11.000%, due 07/01/15	1,896	1,968
11.000%, due 09/01/15	4,201	4,624
11.000%, due 10/01/15	864	913
11.000%, due 12/01/15	10,117	10,691
11.000%, due 04/01/19	5,346	6,248
11.000%, due 06/01/19	475	555
11.000%, due 08/01/20	65	75
11.000%, due 09/01/20	3,084	3,537
11.500%, due 05/01/10	3,978	4,036
11.500%, due 11/01/10	7,412	7,930
11.500%, due 09/01/14	1,209	1,285
11.500%, due 01/01/16	3,268	3,764
11.500%, due 01/01/18	11,076	12,757
11.500%, due 05/01/19	6,080	6,469
11.500%, due 06/01/19	21,905	25,769
FHLMC ARM 5.549%, due 07/01/28	307,391	309,668
5.958%, due 11/01/27	224,703	228,565
5.981%, due 11/01/29	832,269	860,869

Security description	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
6.047%, due 12/01/29	$214,054	$216,905
6.067%, due 04/01/29	456,850	460,585
6.088%, due 01/01/29	346,688	351,758
6.092%, due 11/01/25	477,213	484,070
6.118%, due 06/01/28	644,210	652,239
6.193%, due 07/01/24	418,543	422,187
6.215%, due 10/01/29	22,692	23,139
6.294%, due 10/01/23	233,332	236,653
6.342%, due 01/01/28	115,038	115,988
6.374%, due 10/01/27	477,371	485,936
6.697%, due 10/01/27	604,305	613,860
7.375%, due 01/01/30	40,085	40,351
FHLMC TBA 5.000%, TBA	61,900,000	58,727,625
5.500%, TBA	18,500,000	18,083,750
Total federal home loan mortgage corporation certificates (cost—$184,441,100)		182,045,262
Federal housing administration certificates—0.24%
FHA GMAC 7.400%, due 02/01/21	576,455	576,455
7.480%, due 04/01/19	15,978	15,658
FHA Reilly 6.896%, due 07/01/20	1,072,910	1,072,910
Total federal housing administration certificates (cost—$1,670,118)		1,665,023
Federal national mortgage association certificates—71.94%
FNMA 4.500%, due 04/01/20	1,358,041	1,319,581
4.500%, due 09/01/20	837,677	813,953
4.500%, due 10/01/20	30,893	29,883
4.500%, due 04/01/21	19,451	18,669
4.500%, due 12/01/21	26,153	25,101
4.500%, due 03/01/22	879,222	843,420
4.500%, due 04/01/22	23,016	22,079
4.500%, due 05/01/22	30,522	29,279
4.500%, due 06/01/22	787,642	755,569
4.500%, due 07/01/22	4,412,262	4,232,593
4.500%, due 03/01/23	2,997,008	2,874,670
4.500%, due 05/01/23	10,945,615	10,498,812
4.500%, due 06/01/23	3,210,519	3,079,465
4.500%, due 08/01/23	3,346,848	3,210,229
5.000%, due 09/01/17[1]	30,708	30,506
5.000%, due 10/01/17[1]	1,465,442	1,455,796
5.000%, due 05/01/18[1]	817,548	811,911
5.000%, due 06/01/18[1]	16,650	16,536
5.000%, due 08/01/18[1]	385,875	383,215

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Federal national mortgage association certificates—(continued)
5.000%, due 10/01/18[1]	$1,243,991	$1,235,415
5.000%, due 11/01/18[1]	4,587,842	4,556,211
5.000%, due 12/01/18[1]	1,404,078	1,394,397
5.000%, due 02/01/19[1]	6,281,951	6,226,861
5.000%, due 05/01/19[1]	555,782	550,908
5.000%, due 06/01/19[1]	1,308,087	1,296,930
5.000%, due 07/01/19[1]	8,577,337	8,502,118
5.000%, due 08/01/19[1]	2,239,573	2,219,932
5.000%, due 09/01/19[1]	13,096	12,981
5.000%, due 10/01/19[1]	935,175	926,973
5.000%, due 12/01/19[1]	435,251	431,434
5.000%, due 01/01/20[1]	626,545	619,556
5.000%, due 02/01/20[1]	153,091	151,500
5.000%, due 03/01/20[1]	383,290	378,611
5.000%, due 04/01/20[1]	679,369	672,346
5.000%, due 10/01/20[1]	24,325,265	24,028,325
5.000%, due 02/01/21[1]	156,230	154,323
5.000%, due 12/01/33	31,033,028	29,685,355
5.000%, due 08/01/35	280,956	267,965
5.000%, due 09/01/35	272,615	260,009
5.000%, due 10/01/35	29,761,326	28,385,175
5.000%, due 01/01/36	17,022,888	16,235,757
5.000%, due 02/01/36	8,539,944	8,145,061
5.500%, due 05/01/14[1]	4,615	4,680
5.500%, due 06/01/17	182,900	183,500
5.500%, due 01/01/18[1]	12,621	12,774
5.500%, due 11/01/18[1]	454,576	460,107
5.500%, due 07/01/19[1]	80,062	80,811
5.500%, due 06/01/20[1]	83,299	83,895
5.500%, due 07/01/20[1]	80,116	80,690
5.500%, due 10/01/20[1]	76,069	76,614
5.500%, due 12/01/20[1]	29,371	29,582
5.500%, due 01/01/21[1]	160,645	161,481
5.500%, due 02/01/21[1]	273,361	274,722
5.500%, due 03/01/21[1]	1,108,840	1,114,363
5.500%, due 04/01/21[1]	770,873	774,713
5.500%, due 05/01/21[1]	314,949	316,518
5.500%, due 06/01/21[1]	1,435,507	1,442,657
5.500%, due 07/01/21[1]	937,825	942,540
5.500%, due 08/01/21[1]	1,307,386	1,313,896
5.500%, due 10/01/21[1]	1,252,978	1,260,608
5.500%, due 11/01/21[1]	2,366,911	2,378,702
5.500%, due 12/01/21[1]	1,428,156	1,435,270
5.500%, due 02/01/22[1]	674,898	678,259
5.500%, due 03/01/22[1]	7,067,970	7,099,461
5.500%, due 04/01/22[1]	784,458	787,953
5.500%, due 05/01/22[1]	4,745,982	4,767,127
5.500%, due 06/01/22[1]	2,031,459	2,040,510
5.500%, due 07/01/22[1]	13,229,340	13,288,282
5.500%, due 08/01/22[1]	6,728,476	6,758,453
5.500%, due 09/01/22[1]	2,567,810	2,579,251
5.500%, due 11/01/22[1]	683,590	686,636
5.500%, due 12/01/22[1]	400,000	401,782
5.500%, due 02/01/23[1]	672,505	675,502

Security description	Face amount	Value
Federal national mortgage association certificates—(continued)
5.500%, due 05/01/23[1]	$316,410	$317,788
5.500%, due 02/01/32	92,939	91,645
5.500%, due 11/01/32	1,708,604	1,683,759
5.500%, due 01/01/33	857,527	845,058
5.500%, due 02/01/33	480,601	473,163
5.500%, due 06/01/33	156,647	154,222
5.500%, due 09/01/33	524,899	516,774
5.500%, due 10/01/33	844,812	831,736
5.500%, due 11/01/33	214,867	211,542
5.500%, due 12/01/33	854,645	841,416
5.500%, due 01/01/34	303,530	298,832
5.500%, due 04/01/34	816,806	802,886
5.500%, due 07/01/34	505,555	497,729
5.500%, due 01/01/35	404,025	396,698
5.500%, due 04/01/35	1,998,812	1,962,562
5.500%, due 05/01/35	5,450,896	5,352,042
5.500%, due 01/01/36	24,631,889	24,187,338
5.500%, due 04/01/36	845,244	828,727
5.500%, due 07/01/36	344,382	337,652
5.500%, due 02/01/37	2,455,864	2,407,873
5.500%, due 03/01/37	567,567	556,000
5.500%, due 06/01/37	4,067,034	3,985,339
5.500%, due 09/01/37	999,900	979,523
5.500%, due 12/01/37	232,433	227,697
5.500%, due 01/01/38	999,901	979,524
5.500%, due 02/01/38	51,180,522	50,180,369
5.500%, due 04/01/38	6,979,455	6,836,522
5.500%, due 05/01/38	2,999,900	2,938,465
5.500%, due 06/01/38	5,036,453	4,933,310
5.500%, due 07/01/38	2,801,455	2,744,084
5.500%, due 08/01/38	2,181,642	2,137,072
6.000%, due 01/01/32[1]	141,974	143,656
6.000%, due 04/01/32[1]	155,646	157,392
6.000%, due 09/01/32[1]	145,548	147,181
6.000%, due 10/01/32[1]	133,936	135,438
6.000%, due 12/01/32[1]	224,033	226,546
6.000%, due 01/01/33[1]	325,883	329,539
6.000%, due 02/01/33[1]	268,290	270,965
6.000%, due 06/01/33[1]	368,664	372,339
6.000%, due 07/01/33[1]	201,027	203,031
6.000%, due 10/01/33[1]	198,304	200,281
6.000%, due 11/01/33[1]	575,295	581,030
6.000%, due 02/01/34[1]	2,074,486	2,095,166
6.000%, due 05/01/34[1]	135,354	136,492
6.000%, due 09/01/34[1]	384,235	387,465
6.000%, due 01/01/35[1]	886,587	893,720
6.000%, due 02/01/35[1]	784,257	790,246
6.000%, due 04/01/35[1]	9,113	9,178
6.000%, due 05/01/35[1]	837,228	843,291
6.000%, due 06/01/35[1]	229,206	230,847
6.000%, due 07/01/35[1]	1,755,334	1,767,896
6.000%, due 08/01/35[1]	541,107	544,980
6.000%, due 09/01/35[1]	480,998	484,440
6.000%, due 01/01/36[1]	565,807	569,856

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Federal national mortgage association certificates—(continued)
6.000%, due 09/01/36[1]	$881,584	$886,929
6.000%, due 10/01/36[1]	407,168	409,636
6.000%, due 11/01/36[1]	24,318	24,466
6.000%, due 12/01/36[1]	1,718,080	1,728,496
6.000%, due 01/01/37[1]	8,534,694	8,586,434
6.000%, due 04/01/37[1]	594,409	597,793
6.000%, due 05/01/37[1]	993,038	998,692
6.000%, due 06/01/37[1]	747,774	752,031
6.000%, due 07/01/37[1]	337,741	339,789
6.000%, due 09/01/37[1]	235,010	236,348
6.000%, due 10/01/37[1]	8,630,564	8,679,704
6.000%, due 11/01/37[1]	2,550,367	2,564,887
6.500%, due 09/01/12	9,271	9,626
6.500%, due 12/01/12	18,095	18,788
6.500%, due 01/01/13	3,624	3,764
6.500%, due 02/01/13	21,100	21,908
6.500%, due 03/01/13	33,105	34,373
6.500%, due 04/01/13	3,318	3,445
6.500%, due 06/01/13	55,256	57,399
6.500%, due 07/01/13	9,626	9,998
6.500%, due 08/01/13	10,878	11,299
6.500%, due 09/01/13	57,193	59,408
6.500%, due 10/01/13	22,967	23,857
6.500%, due 11/01/13	44,807	46,544
6.500%, due 07/01/19	130,773	135,977
6.500%, due 04/01/26	7,762	8,056
6.500%, due 03/01/29	79,225	82,130
6.500%, due 05/01/29	181,389	188,154
6.500%, due 09/01/36	4,319,658	4,441,598
6.500%, due 10/01/36	2,911,659	2,993,853
6.500%, due 03/01/37	654,483	672,819
6.500%, due 10/01/37	112,821	115,982
6.500%, due 12/01/37	299,900	308,302
6.500%, due 02/01/38	3,249,186	3,339,893
6.500%, due 03/01/38	1,936,724	1,990,791
7.500%, due 06/01/24	2,265	2,444
7.500%, due 07/01/24	4,321	4,661
7.500%, due 08/01/24	32,396	34,948
7.500%, due 06/01/25	11,950	12,893
7.500%, due 07/01/25	5,879	6,344
7.500%, due 10/01/26	13,705	14,784
7.500%, due 11/01/26	29,638	31,953
8.000%, due 11/01/26	47,361	51,219
8.500%, due 09/01/25	153,560	167,244
9.000%, due 05/01/09	11,818	11,921
9.000%, due 10/01/19	69,275	75,771
9.000%, due 02/01/26	36,079	39,630
9.250%, due 04/01/10	8,600	8,692
9.250%, due 05/01/14	5,296	5,457
9.250%, due 12/01/15	2,031	2,053
9.500%, due 12/01/09	2,062	2,140
10.000%, due 08/01/19	25,358	28,633
10.500%, due 02/01/12	952	1,028
10.500%, due 07/01/13	1,738	1,762

Security description	Face amount	Value
Federal national mortgage association certificates—(concluded)
10.500%, due 09/01/15	$16,827	$18,838
10.500%, due 08/01/20	2,494	2,732
10.500%, due 09/01/21	1,068	1,089
10.500%, due 04/01/22	5,054	5,452
11.000%, due 07/01/13	3,633	3,777
11.000%, due 10/01/15	7,224	7,853
11.000%, due 11/01/15	21,518	22,372
11.000%, due 01/01/16	5,245	5,454
11.000%, due 02/01/16	3,392	3,527
11.000%, due 03/01/16	1,232	1,280
11.000%, due 05/01/20	2,141	2,282
FNMA ARM 4.728%, due 03/01/44	1,157,194	1,159,412
5.255%, due 02/01/29	8,664	8,754
5.645%, due 07/01/30	28,866	29,261
5.752%, due 10/01/26	1,017,570	1,032,512
5.816%, due 02/01/26	80,122	80,880
5.900%, due 05/01/30	133,174	135,211
6.182%, due 03/01/25	534,772	542,352
6.365%, due 11/01/23	6,994	7,052
6.432%, due 02/01/30	87,795	88,545
6.582%, due 09/01/15	155,311	155,634
6.824%, due 12/01/27	80,366	81,429
7.095%, due 09/01/26	76,851	77,644
FNMA TBA 4.500%, due TBA	5,500,000	5,269,688
5.000%, due TBA	5,000,000	4,746,875
5.500%, due TBA	45,200,000	44,191,648
6.500%, due TBA	43,000,000	44,142,166
Total federal national mortgage association certificates (cost—$493,462,444)		492,749,536
Collateralized mortgage obligations—11.98%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21 5.378%, due 11/25/35	3,241,902	2,772,857
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414%, due 09/10/47	1,700,000	1,585,370
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.250%, due 10/25/33[2]	3,932,867	3,436,561
Series 2004-AC3, Class A2 5.500%, due 06/25/34[2]	3,882,309	3,440,352
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class A4 5.405%, due 12/11/40	8,000,000	7,637,893
Series 2006-PW13, Class A4 5.540%, due 09/11/41	5,600,000	5,266,269

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1 2.660%, due 01/26/37[3,4,5]	$1,367,368	$1,326,347
Chevy Chase Funding LLC, Series 2004-1, Class A1 2.741%, due 01/25/35[3,6]	346,587	214,884
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 2.591%, due 05/25/48[3,6]	2,443,861	1,710,516
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 2.668%, due 05/20/46[3]	5,056,869	3,076,417
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467%, due 09/15/39	5,100,000	4,760,104
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.864%, due 04/25/11	659,071	701,674
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	109,821	114,662
Series 0159, Class H 4.500%, due 09/15/21	26,492	26,429
Series 1003, Class H 3.250%, due 10/15/20[3]	128,556	127,565
Series 1349, Class PS 7.500%, due 08/15/22	5,672	6,022
Series 1502, Class PX 7.000%, due 04/15/23	862,992	895,847
Series 1534, Class Z 5.000%, due 06/15/23	426,222	427,405
Series 1573, Class PZ 7.000%, due 09/15/23	147,479	155,083
Series 1658, Class GZ 7.000%, due 01/15/24	71,798	75,135
Series 1694, Class Z 6.500%, due 03/15/24	486,511	508,574
Series 1775, Class Z 8.500%, due 03/15/25	13,542	14,290
Series 2411, Class FJ 2.808%, due 12/15/29[3]	108,396	107,153
FNMA REMIC, Trust 1987-002, Class Z 11.000%, due 11/25/17	376,100	423,446
Trust 1988-007, Class Z 9.250%, due 04/25/18	328,940	353,089
Trust 1992-074, Class Z 8.000%, due 05/25/22	2,161	2,204

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 1992-129, Class L 6.000%, due 07/25/22	$21,094	$21,668
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	55,202	58,974
Trust 1993-037, Class PX 7.000%, due 03/25/23	824,720	864,020
Trust 1993-240, Class Z 6.250%, due 12/25/13	3,334	3,402
Trust 1993-250, Class Z 7.000%, due 12/25/23	31,509	32,923
Trust 2007-114, Class A6 2.661%, due 10/27/37[3]	5,000,000	4,634,400
Trust G92-040, Class ZC 7.000%, due 07/25/22	76,989	81,136
Trust G94-006, Class PJ 8.000%, due 05/17/24	98,474	105,388
GNMA REMIC, Trust 2000-009, Class FH 2.960%, due 02/16/30[3]	77,056	77,328
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 2.781%, due 02/25/35[3]	1,691,711	1,179,759
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3 5.336%, due 05/15/47	900,000	828,364
Series 2007-FL1A, Class A1 2.833%, due 07/15/19[3,4,5]	9,716,026	9,347,010
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4 5.378%, due 08/12/48	2,500,000	2,265,196
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 4.709%, due 12/25/34[3]	2,084,449	1,913,225
Sequoia Mortgage Trust, Series 5, Class A 2.808%, due 10/19/26[3]	741,758	701,104
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/01/10	127,394	130,054
Structured ARM Loan, Series 2007-4, Class 1A2 2.681%, due 05/25/37	4,188,960	2,583,893
Structured Asset Mortgage Investments Inc., Series 2006-AR3, Class 11A1 2.671%, due 04/25/36[3]	2,522,409	1,605,118
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 4.159%, due 09/25/33[3]	5,000,000	5,005,282

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Collateralized mortgage obligations—(concluded)
Series 2003-AR9, Class 2A 4.210%, due 09/25/33[3]	$1,610,359	$1,543,704
Washington Mutual, Series 2003-R1, Class A1 3.001%, due 12/25/27[3]	1,844,604	1,686,968
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	9,271,015	8,245,409
Total collateralized mortgage obligations (cost—$88,326,547)		82,080,473
Asset-backed securities—5.22%
American Express Credit Account Master Trust, Series 2008-3. Class A 3.408%, due 08/15/12[3]	5,000,000	5,019,420
Bank of America Credit Card Trust, Series 2008-A5, Class A5 3.658%, due 12/16/13[3]	7,000,000	7,030,699
Citibank Omni Master Trust, Series 2007-A9A, Class A9 3.558%, due 12/23/13[3,6]	5,400,000	5,433,171
Conseco Finance Securitizations Corp., Series 2000-5, Class M1 8.400%, due 02/01/32[7]	152,464	5,520
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 2.711%, due 04/25/36[3]	2,150,000	2,010,214
EMC Mortgage Loan Trust, Series 2003-A, Class A2 3.211%, due 08/25/40[3,6]	449,691	388,702
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 3.358%, due 01/15/11[3]	7,000,000	7,003,569
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 11/01/16	76,226	72,943
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 2.901%, due 08/25/33[3]	511,063	437,614
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 2.541%, due 06/25/37[3]	7,397,701	7,130,379
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 3.141%, due 01/25/34[3]	57,784	46,792

Security description	Face amount	Value
Asset-backed securities—(concluded)
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 2.701%, due 10/25/35[3,6]	$1,205,495	$1,185,952
Total asset-backed securities (cost—$36,190,017)		35,764,975
Stripped mortgage-backed securities—0.09%
FHLMC REMIC, Series 0013, Class B 7.000%, due 06/25/23[4,7]	299,363	72,731
Series 2136, Class GD 7.000%, due 03/15/29[4,7]	21,858	5,532
Series 2178, Class PI 7.500%, due 08/15/29[4,7]	117,651	28,227
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.862%, due 10/03/15[6,8]	37,915,942	534,042
Total stripped mortgage-backed securities (cost—$588,040)		640,532
Corporate note—0.44%
Morgan Stanley MTN 4.778%, due 05/14/10[3] (cost—$3,000,000)	3,000,000	2,976,165
Commercial paper[9]—0.19%
Intesa Funding LLC 2.800%, due 09/26/08 (cost—$1,294,338)	1,300,000	1,294,338
Repurchase agreement—1.24%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $8,860,000 US Treasury Bonds, 4.375% due 02/15/38; (value—$8,649,575); proceeds: $8,476,351 (cost—$8,476,000)	8,476,000	8,476,000
Total investments before investments sold short (cost—$935,303,548)— 135.20%		926,028,008
Investments sold short—(9.40)%
FHLMC TBA 6.000%, TBA	(6,000,000)	(6,030,000)
FNMA TBA 5.000%, TBA	(9,600,000)	(9,426,000)
5.500%, TBA	(2,000,000)	(2,006,250)
6.000%, TBA	(35,400,000)	(35,540,810)

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Investments sold short—(concluded)
GNMA TBA 5.500%, TBA	$(11,500,000)	$(11,395,787)
Total investments sold short (proceeds—$64,234,359)— (9.40)%		(64,398,847)
Liabilities in excess of other assets—(25.80)%		(176,703,590)
Net assets—100.00%		$684,925,571

1  Entire amount pledged as collateral for investments sold short.

2  Step-up bond that converts to the noted fixed rate at a designated future date.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

4  Illiquid security. These securities represent 1.57% of net assets as of July 31, 2008.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.56% of net assets as of July 31, 2008, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/08	Value as a percentage of net assets
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1, 2.660%, 01/26/37	07/18/08	$1,366,293	0.20%	$1,326,347	0.19%
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1, 2.833%, 07/15/19	07/15/08	8,923,563	1.30	9,347,010	1.37
		$10,289,856	1.50%	$10,673,357	1.56%

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.38% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

8  Variable rate security. The interest rate shown is the current rate as of July 31, 2008.

9  Rate shown is the discount rate at date of purchase.

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rate as of July 31, 2008.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2008

Futures contracts

Number of contracts	Buy contracts	Expiration dates	Cost	Current Value	Unrealized appreciation
132	90 Day Euro Dollar Futures	June 2009	$31,747,650	$31,924,200	$176,550
372	90 Day Euro Dollar Futures	September 2009	89,386,950	89,726,400	339,450
			$121,134,600	$121,650,600	$516,000

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares returned 5.52% (before the deduction of the maximum UBS PACE Select program fee; 3.94% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Intermediate Government/Credit Index (the "benchmark") returned 6.56%, and the median return for the Lipper Short-Intermediate Investment Grade Debt Funds category was 3.47%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 30. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

The Portfolio underperformed its benchmark during the reporting period.

We strategically adjusted the Portfolio's duration throughout the reporting period, which benefited performance. The Portfolio was positioned to benefit from a steepening yield curve, which contributed to performance as the spread between two-year and 10-year Treasuries increased during the reporting period. (A yield curve is said to steepen when the spread between the yield on long-term and short-term Treasury bonds increases, while "spread" is the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturity.)

Following flights to quality during the period, corporate bonds, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) significantly underperformed Treasuries. The Portfolio's largest contributor to performance was its consistent underweight to the corporate bond sector. In the deteriorating economic environment, corporate bond spreads widened. (In general, wider spreads indicate higher levels of risk aversion.) An underweight to the agency sector also contributed to performance during the reporting period.

The Portfolio's CMBS overweight was the largest detractor from performance during the period. The sector has struggled due to extreme stresses, and hedge funds, broker-dealers and other leveraged players have sold CMBS in an attempt to reduce their leverage. Despite low delinquency rates, these spreads widened

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Scott Amero, Matthew Marra, Andy Phillips and Team

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Advisors' comments – concluded

and remain volatile. On the upside, security selection within the sector was strong, as we favored short duration, high-quality CMBS, which outperformed longer duration CMBS.

Mortgage-backed securities performed poorly during the reporting period, and the Portfolio's exposure to the sector detracted from performance. The Portfolio also maintained an exposure to agency mortgages, increasing this allocation in July as the sector continued to become cheaper. Most recently, our holdings in non-agency mortgages experienced sharp price declines. Tight credit conditions, uncertainty over ratings from credit rating agencies, and liquidations by failing funds and collateralized debt obligations contributed to these declines. However, given the credit enhancement associated with the non-agency mortgages that allows the subordinated structures to absorb losses first, we believe them to be attractive long-term investments.

The Portfolio's exposure to ABS detracted modestly from performance during the reporting period. We maintained a focus on higher-quality issues, avoiding underperforming lower-quality structures.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers Intermediate Government/Credit Index (unaudited)

The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	5.26%	3.51%	N/A	3.15%
maximum sales charge	Class B3	4.45%	2.74%	N/A	2.77%
or UBS PACE Select	Class C4	4.72%	2.97%	N/A	2.98%
program fee	Class Y5	5.52%	3.76%	N/A	3.43%
	Class P6	5.52%	3.77%	3.99%	4.48%
After deducting	Class A2	0.49%	2.56%	N/A	2.53%
maximum sales charge	Class B3	-0.55%	2.37%	N/A	2.77%
or UBS PACE Select	Class C4	3.97%	2.97%	N/A	2.98%
program fee	Class P6	3.94%	2.22%	2.44%	2.92%
Lehman Brothers Intermediate Government/Credit Index		6.56%	4.10%	5.53%	5.84%
Lipper Short-Intermediate Investment Grade Debt Funds median		3.47%	2.93%	4.54%	4.93%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 1.96%; 5-year period, 2.03%; since inception, 2.62%; Class B—1-year period, 0.91%; 5-year period, 1.85%; since inception, 2.87%; Class C—1-year period, 5.44%; 5-year period, 2.46%; since inception, 3.08%; Class Y—1-year period, 6.90%; 5-year period, 3.25%; since inception, 3.52%; Class P—1-year period, 5.31%; 5-year period, 1.72%; 10-year period, 2.50%; since inception, 2.98%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.03% and 0.93%; Class B—1.79% and 1.68%; Class C—1.52% and 1.43%; Class Y—0.75% and 0.68%; and Class P—0.75% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Weighted average duration	3.8	yrs.
Weighted average maturity	5.3	yrs.
Average coupon	5.09%
Net assets (mm)	$456.2
Number of holdings	268
Portfolio composition[1]	07/31/08
Long-term debt securities (bonds and notes)	108.8%
Preferred stocks	0.2
Futures and forward foreign currency contracts	0.0	[2]
Investments sold short	(3.4)
Cash equivalents and other assets less liabilities	(5.6)
Total	100.0%
Quality diversification[1]	07/31/08
US government and agency securities	38.8%
AAA	36.7
AA	10.5
A	13.3
BBB and below/non-rated	9.7
Futures and forward foreign currency contracts	0.0	[2]
Investments sold short	(3.4)
Cash equivalents and other assets less liabilities	(5.6)
Total	100.0%
Asset allocation[1]	07/31/08
Corporate notes	32.2%
Collateralized mortgage obligations	29.1
US government agency mortgage pass-through certificates	20.3
Asset-backed securities	14.3
US government obligations	11.4
Non-US government obligations	1.5
Preferred stocks	0.2
Futures and forward foreign currency contracts	0.0	[2]
Investments sold short	(3.4)
Cash equivalents and other assets less liabilities	(5.6)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
US government obligations—11.43%
US Treasury Bonds 4.375%, due 02/15/38	$1,285,000	$1,238,318
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	2,481,072	2,318,058
2.000%, due 01/15/26	1,091,180	1,068,930
2.375%, due 01/15/25	832,989	867,090
2.375%, due 01/15/27	1,476,654	1,525,453
US Treasury Notes 2.000%, due 02/28/10[2]	19,150,000	19,043,775
2.750%, due 07/31/10	14,270,000	14,327,965
3.375%, due 06/30/13	3,590,000	3,607,390
3.375%, due 07/31/13	5,920,000	5,947,753
3.875%, due 05/15/18	2,210,000	2,191,007
Total US government obligations (cost—$52,161,693)		52,135,739
Government national mortgage association certificate—0.20%
GNMA II ARM 4.750%, due 06/20/34 (cost—$892,740)	910,451	914,096
Federal home loan mortgage corporation certificates—3.26%
FHLMC 5.000%, due 12/01/20[3]	5,237,372	5,165,256
5.000%, due 01/01/21[3]	844,481	831,134
5.000%, due 03/01/21[3]	126,468	124,292
5.000%, due 04/01/21[3]	2,599,516	2,555,200
5.000%, due 05/01/21[3]	180,525	177,418
6.000%, due 08/01/38	5,000,000	5,025,000
FHLMC ARM 4.165%, due 12/01/34	968,658	989,460
Total federal home loan mortgage corporation certificates (cost—$14,712,052)		14,867,760
Federal national mortgage association certificates—16.80%
FNMA 4.000%, due 01/26/09	1,915,000	1,926,708
4.625%, due 05/01/13	845,000	801,781
5.000%, due 08/01/35[3]	6,556,135	6,252,982
5.250%, due 08/01/12	1,460,000	1,432,184
5.500%, due 12/01/32	5,717,344	5,634,204
5.500%, due 07/01/34	5,573,097	5,478,123
5.500%, due 09/01/36	4,845,549	4,770,543
5.500%, due 12/01/37	2,999,998	2,938,861
FNMA ARM 3.846%, due 06/01/34	905,058	913,650
3.999%, due 04/01/34	1,272,872	1,281,216
4.656%, due 07/01/35	4,453,225	4,471,268
5.486%, due 08/01/32	249,690	253,988

Security description	Face amount[1]	Value
Federal national mortgage association certificates—(concluded)
FNMA TBA 4.500%, TBA	$10,000,000	$9,581,250
5.000%, TBA	3,000,000	2,945,625
5.500%, TBA	13,900,000	13,600,288
6.000%, TBA	4,800,000	4,807,498
6.000%, TBA[3]	9,500,000	9,541,562
Total federal national mortgage association certificates (cost—$77,041,140)		76,631,731
Collateralized mortgage obligations—29.10%
Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A 7.333%, due 11/15/31[4]	2,377,447	2,422,309
Series 2001-1, Class A2 6.503%, due 04/15/36	1,728,694	1,766,167
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,145,000	2,193,554
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 2.831%, due 06/25/34[5]	720,044	561,801
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.992%, due 07/25/34	2,285,252	2,198,144
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,277,343
Series 2007-PW17, Class A4 5.694%, due 06/11/50	2,075,000	1,909,857
Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2 7.198%, due 01/15/32	1,871,720	1,918,008
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.886%, due 11/15/44[5]	925,000	862,242
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.343%, due 08/25/35[5]	801,796	702,357
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3 5.090%, due 07/10/37	1,280,000	1,268,727
Series 2005-C6, Class A2 4.999%, due 06/10/44	3,305,000	3,299,714

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Countrywide Alternative Loan Trust, Series 2006-0A10, Class 1A1 4.488%, due 08/25/46[5]	$510,363	$377,669
Series 2006-0A19, Class A1 2.638%, due 02/20/47[5]	714,060	440,123
Countrywide Home Loans, Series 2006-0A5, Class 2A1 2.661%, due 04/25/46[5]	573,153	347,514
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1 6.000%, due 10/25/21	835,511	584,096
CWCapital COBALT, Series 2007-C3, Class A4 5.820%, due 06/25/17[5]	840,000	784,720
FHLMC REMIC, Trust 2626, Class NA 5.000%, due 06/15/23	2,400,969	2,427,835
Trust 2643, Class LC 4.500%, due 07/15/18	1,680,000	1,616,537
Trust 2964, Class NA 5.500%, due 02/15/26	1,147,008	1,165,436
Trust 3154, Class PJ 5.500%, due 03/15/27	2,035,903	2,075,646
Trust 3159, Class TA 5.500%, due 11/15/26	1,677,744	1,710,240
Trust 3162, Class OA 6.000%, due 10/15/26	2,258,038	2,307,804
Trust 3184, Class LA 6.000%, due 03/15/28	1,851,234	1,897,084
Trust 3200, Class AD 5.500%, due 05/15/29	5,824,708	5,938,088
Trust 3303, Class PA 5.500%, due 01/15/22	3,240,000	3,307,094
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	2,394,018	2,284,124
First Union National Bank Commercial Mortgage Trust, Series 2001-C2, Class A2 6.663%, due 01/12/43	3,170,257	3,252,390
Series 2001-C3, Class A3 6.423%, due 08/15/33	2,911,208	2,972,121

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
FNMA REMIC, Trust 2004-25, Class PA 5.500%, due 10/25/30	$1,717,898	$1,741,364
Trust 2004-36, Class BS 5.500%, due 11/25/30	1,257,234	1,278,015
Trust 2005-47, Class PA 5.500%, due 09/25/24	1,361,198	1,373,913
Trust 2005-109, Class PV 6.000%, due 10/25/32	1,910,914	1,966,207
Trust 2006-26, Class QA 5.500%, due 06/25/26	1,642,722	1,669,821
Trust 2006-62, Class TA 5.500%, due 06/25/28	615,560	627,069
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2 7.179%, due 08/15/36	1,230,224	1,253,359
Series 2000-C3, Class A2 6.957%, due 09/15/35	2,817,840	2,901,982
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,485,383	2,538,900
Series 2004-C3, Class A3 4.207%, due 12/10/41	3,330,000	3,303,311
Series 2005-C1, Class AM 4.754%, due 05/10/43	1,650,000	1,486,368
Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751%, due 07/10/39	700,000	650,999
Greenwich Capital Commercial Funding Corp., Series 2007-GC9, Class A4 5.444%, due 03/10/39	5,825,000	5,315,017
Series 2007-GG11, Class A4 5.736%, due 12/10/49	1,451,000	1,339,406
Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A 2.668%, due 11/19/36[5]	990,674	612,182
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[6]	2,714,706	2,544,964
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,032,490
Series 2005-LDP4, Class A2 4.790%, due 10/15/42	3,294,724	3,268,933
Series 2006-LDP8, Class A4 5.399%, due 05/15/45	385,000	357,900

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3 3.774%, due 11/25/33[5]	$2,685,706	$2,584,230
Series 2006-S2, Class 2A2 5.875%, due 07/25/36	385,640	376,361
Series 2007-S1, Class 1A2 5.500%, due 03/25/22	314,803	303,195
Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B 6.210%, due 10/15/35**	1,005,308	1,004,747
Morgan Stanley Capital I, Series 1999-LIFE, Class A2 7.110%, due 04/15/33	2,200,610	2,234,889
Series 2005-HQ6, Class A2A 4.882%, due 08/13/42	2,600,000	2,581,001
Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	2,789,136
Series 2007-IQ14, Class A4 5.692%, due 04/15/49	2,000,000	1,843,631
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	1,545,000	1,431,972
Series 2007-T27, Class A4 5.650%, due 06/11/42[5]	2,900,000	2,685,348
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1A9 5.500%, due 02/25/36	2,203,760	1,948,784
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	1,166,252	1,135,508
Structured ARM Loan Trust, Series 2004-13, Class A2 2.761%, due 09/25/34	251,213	222,066
Structured Asset Securities Corp., Series 2003-2, Class C 3.199%, due 01/21/09[5,6]	302,850	298,308
Series 2003-AL1, Class A 3.357%, due 04/25/31[6]	818,493	674,069
Series 2004-6, Class 4A1 ARM 4.842%, due 06/25/34	3,298,358	3,106,500
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.690%, due 08/15/39[5]	3,578,934	3,572,167
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2 4.782%, due 03/15/42	3,655,009	3,645,723
Series 2005-C21, Class A3 5.209%, due 10/15/44[5]	1,215,000	1,212,952
Series 2006-C28, Class A4 5.572%, due 10/15/48	1,385,000	1,301,357

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 4.061%, due 05/25/47[5]	$666,433	$440,113
Series 2007-0A5, Class 1A 4.041%, due 06/25/47[5]	1,163,247	856,964
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[6]	2,183,147	2,186,841
Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1 4.532%, due 06/25/34[5]	2,346,639	2,174,879
Series 2006-AR4, Class 2A4 5.772%, due 04/25/36[5]	1,200,000	991,660
Total collateralized mortgage obligations (cost—$136,333,169)		132,733,345
Asset-backed securities—14.31%
Bank of America Credit Card Trust, Series 2008-A9, Class A9 4.070%, due 07/16/12	3,320,000	3,319,976
Bank One Issuance Trust, Series 2004-A7, Class A7 2.578%, due 05/15/14[5]	3,070,000	2,997,464
Chase Credit Card Master Trust, Series 2003-6, Class A 2.568%, due 02/15/11[5]	3,800,000	3,798,488
Chase Issuance Trust, Series 2005-A2, Class A2 2.528%, due 12/15/14[5]	2,950,000	2,858,326
Series 2007-A15, Class A 4.960%, due 09/17/12	3,575,000	3,622,180
Series 2007-A17, Class A 5.120%, due 10/15/14	2,900,000	2,913,484
Series 2008-A9, Class A9 4.260%, due 05/15/13	3,370,000	3,342,854
Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3 5.340%, due 07/15/10	1,402,813	1,414,874
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4 5.450%, due 05/10/13	2,175,000	2,219,282
Citibank Omni Master Trust, Series 2007-A9A, Class A9 3.558%, due 12/23/13[5,6]	3,470,000	3,491,316
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A 2.571%, due 03/25/37[5]	969,819	919,509

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Asset-backed securities—(concluded)
Ford Credit Auto Owner Trust, Series 2006-A, Class A3 5.050%, due 03/15/10	$1,018,067	$1,023,607
Series 2006-B, Class A3 5.260%, due 10/15/10	2,553,517	2,574,720
Series 2006-C, Class A3 5.160%, due 11/15/10	3,800,000	3,827,907
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3 5.120%, due 10/15/10	2,665,290	2,689,641
Lehman XS Trust, Series 2005-6, Class 1A1 2.653%, due 11/25/355,**	818,196	492,320
MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3 4.100%, due 10/15/12	2,235,000	2,235,596
Series 2005-A9, Class A9 2.498%, due 04/15/13[5]	3,515,000	3,446,531
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3 5.160%, due 02/15/10	1,346,347	1,354,490
Series 2006-C, Class A4 5.450%, due 06/15/12	3,725,000	3,765,159
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 4.250%, due 01/25/28	3,300,000	3,337,834
Series 2008-5, Class A2 3.900%, due 10/25/16[5]	4,330,000	4,347,593
Series 2008-5, Class A3 4.100%, due 01/25/18[5]	1,100,000	1,103,609
Series 2008-5, Class A4 4.500%, due 07/25/23[5]	2,950,000	2,955,071
Wachovia Auto Owner Trust, Series 2006-A, Class A3 5.350%, due 02/22/11	1,241,963	1,252,869
Total asset-backed securities (cost—$65,272,881)		65,304,700
Corporate notes—32.20%
Airlines—0.09%
Continental Airlines, Inc. 6.545%, due 02/02/19	479,591	424,438
Automotive—0.47%
DaimlerChrysler N.A. Holding 4.875%, due 06/15/10	800,000	801,200
5.750%, due 09/08/11	1,150,000	1,152,649
6.500%, due 11/15/13	200,000	201,413
		2,155,262
Banking-non-US—1.14%
Barclays Bank PLC 7.434%, due 12/15/17[6,7,8]	850,000	731,700
Deutsche Bank AG London 5.375%, due 10/12/12	2,450,000	2,470,051

Security description	Face amount[1]	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
HBOS Treasury Services PLC 3.750%, due 09/30/08[6]	$500,000	$499,020
Royal Bank of Scotland Group PLC 6.990%, due 10/05/17[6,7,8]	1,825,000	1,521,161
		5,221,932
Banking-US — 5.30%
BAC Capital Trust XI 6.625%, due 05/23/36	200,000	175,754
Bank of America Corp. 4.875%, due 01/15/13	1,190,000	1,154,628
5.750%, due 12/01/17	2,775,000	2,603,774
7.800%, due 02/15/10	1,315,000	1,373,603
8.125%, due 05/15/18[7,8]	1,500,000	1,395,315
Bank of America N.A. 6.100%, due 06/15/17	925,000	887,830
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[6]	1,300,000	1,325,136
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	1,772,248
6.000%, due 10/01/17	1,450,000	1,408,017
State Street Capital Trust 8.250%, due 03/15/11[7,8]	1,725,000	1,738,351
SunTrust Bank 4.000%, due 10/15/08	430,000	429,853
4.415%, due 06/15/09	500,000	496,250
Wachovia Corp. 5.625%, due 12/15/08	840,000	837,924
7.980%, due 03/15/18[7,8]	2,325,000	1,786,646
Wells Fargo & Co. 3.120%, due 08/15/08	1,150,000	1,149,616
4.375%, due 01/31/13	150,000	142,706
4.875%, due 01/12/11	220,000	222,727
5.250%, due 10/23/12	5,350,000	5,296,500
		24,196,878
Beverages—0.49%
Diageo Capital PLC 5.750%, due 10/23/17	2,275,000	2,220,944
Computers—0.26%
IBM Corp. 5.700%, due 09/14/17	1,150,000	1,167,053
Consumer products—0.09%
Xstrata Finance Canada 5.800%, due 11/15/16[6]	415,000	390,984
Diversified financials—2.93%
EnCana Holdings Financial Corp. 5.800%, due 05/01/14	450,000	451,847

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
General Electric Capital Corp. 5.000%, due 11/15/11	$4,555,000	$4,643,681
5.625%, due 05/01/18	1,220,000	1,186,473
6.000%, due 06/15/12	1,375,000	1,421,318
6.375%, due 11/15/67[5]	1,125,000	1,039,123
General Electric Capital Corp. MTN 5.000%, due 12/01/10	3,100,000	3,170,215
5.000%, due 04/10/12	330,000	332,056
5.875%, due 02/15/12	320,000	329,698
General Electric Capital Corp., Series G MTN 6.150%, due 08/07/37	775,000	732,095
Nationwide Building Society 4.250%, due 02/01/10[6]	65,000	64,014
		13,370,520
Electric utilities—0.34%
Scottish Power Ltd. 4.910%, due 03/15/10	950,000	949,515
SP PowerAssets Ltd. 3.800%, due 10/22/08[6]	600,000	600,345
		1,549,860
Electric-integrated—1.16%
EDP Finance BV 5.375%, due 11/02/12[6]	5,300,000	5,299,926
Energy—0.76%
Anadarko Petroleum Corp. 5.950%, due 09/15/16	1,875,000	1,867,718
Florida Power Corp. 4.800%, due 03/01/13	340,000	338,981
XTO Energy, Inc. 6.250%, due 08/01/17	1,250,000	1,247,441
		3,454,140
Financial services—7.75%
Bear Stearns Co., Inc. MTN 6.950%, due 08/10/12	1,555,000	1,602,900
Citigroup, Inc. 4.125%, due 02/22/10	3,615,000	3,568,883
4.625%, due 08/03/10	340,000	337,155
Credit Suisse Guernsey 5.860%, due 05/15/17[7,8]	2,290,000	1,862,134
Goldman Sachs Group, Inc. 5.250%, due 10/15/13	3,605,000	3,545,352
5.950%, due 01/18/18	1,050,000	997,427
JPMorgan Chase & Co. 5.375%, due 10/01/12	2,850,000	2,816,780
6.000%, due 01/15/18	1,425,000	1,382,586
7.900%, due 04/30/18[7,8]	1,700,000	1,572,534
JPMorgan Chase Capital XXV 6.800%, due 10/01/37	600,000	506,965

Security description	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Lehman Brothers Holdings, Inc.** 4.476%, due 09/15/22[5]	$675,000	$621,528
6.200%, due 09/26/14	2,320,000	2,135,052
6.625%, due 01/18/12	1,250,000	1,226,774
Lehman Brothers Holdings, Inc. MTN 6.750%, due 12/28/17**	1,375,000	1,250,450
Morgan Stanley 3.041%, due 01/09/12[5]	6,630,000	6,070,680
6.600%, due 04/01/12	575,000	577,330
6.750%, due 04/15/11	250,000	254,092
Morgan Stanley MTN 5.550%, due 04/27/17	305,000	266,495
6.250%, due 08/28/17	1,425,000	1,288,740
New York Life Global Funding MTN 3.875%, due 01/15/09[6]	1,000,000	1,001,754
SLM Corp. 2.940%, due 07/27/09[5]	975,000	928,066
6.060%, due 01/31/14[5]	1,700,000	1,196,681
State Street Corp. 7.650%, due 06/15/10	345,000	360,984
		35,371,342
Food products—0.71%
Kraft Foods, Inc. 6.000%, due 02/11/13	575,000	583,603
6.500%, due 08/11/17	2,625,000	2,637,382
		3,220,985
Insurance—2.00%
Chubb Corp. 6.375%, due 03/29/67[5]	425,000	387,706
Lincoln National Corp. 2.901%, due 04/06/09[5]	4,390,000	4,371,975
Metropolitan Life Global Funding 4.250%, due 07/30/09[6]	235,000	232,951
Pricoa Global Funding I 5.400%, due 10/18/12[6]	2,175,000	2,155,338
Progressive Corp. 6.700%, due 06/15/37[5]	735,000	623,949
Prudential Financial, Inc. MTN 5.800%, due 06/15/12	975,000	996,110
Travelers Cos., Inc. 6.250%, due 03/15/37[5]	450,000	379,714
		9,147,743
Media—1.18%
Comcast Corp. 5.450%, due 11/15/10	1,525,000	1,549,316
5.900%, due 03/15/16	550,000	537,431
News America Holdings 8.500%, due 02/23/25	200,000	222,588
9.500%, due 07/15/24	225,000	258,832

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Rogers Communications 6.250%, due 06/15/13	$825,000	$838,262
Time Warner Cable, Inc. 5.850%, due 05/01/17	1,700,000	1,620,368
Time Warner, Inc. 7.570%, due 02/01/24	350,000	349,174
		5,375,971
Medical providers—0.21%
WellPoint, Inc. 5.000%, due 01/15/11	950,000	939,827
Multi-line insurance—1.18%
American International Group MTN 5.850%, due 01/16/18	3,985,000	3,574,457
Metropolitan Life Global Funding I 5.125%, due 04/10/13[6]	1,850,000	1,824,152
		5,398,609
Oil & gas—0.33%
ConocoPhillips Co. 8.750%, due 05/25/10	1,250,000	1,357,731
EnCana Corp. 4.600%, due 08/15/09	150,000	151,665
		1,509,396
Oil refining—0.08%
Canadian Natural Resources 5.700%, due 05/15/17	380,000	370,224
Oil services—0.19%
Halliburton Co. 5.500%, due 10/15/10	850,000	877,974
Pharmaceuticals—0.43%
Abbott Laboratories 5.600%, due 05/15/11	535,000	559,032
GlaxoSmithKline Capital, Inc. 4.850%, due 05/15/13	1,075,000	1,074,919
Schering-Plough Corp. 5.550%, due 12/01/13	340,000	341,945
		1,975,896
Real estate investment trusts—0.28%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12	280,000	278,463
ERP Operating LP 6.625%, due 03/15/12	780,000	785,930
Rouse Co. 3.625%, due 03/15/09	225,000	216,392
		1,280,785
Retail—0.03%
Federated Department Stores 6.625%, due 09/01/08	130,000	130,087

Security description	Face amount[1]	Value
Corporate notes—(continued)
Software—0.44%
Oracle Corp. 4.950%, due 04/15/13	$250,000	$252,482
Oracle Corp./Ozark Holdings 5.000%, due 01/15/11	1,700,000	1,736,689
		1,989,171
Special purpose entity—0.61%
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[6]	330,000	318,530
Goldman Sachs Capital II 5.793%, due 06/01/12[7,8]	1,565,000	1,035,787
UnitedHealth Group 5.250%, due 03/15/11	1,425,000	1,410,367
		2,764,684
Telecommunications—2.68%
AT&T Broadband Corp. 8.375%, due 03/15/13	1,585,000	1,749,732
Cox Communications, Inc. 7.125%, due 10/01/12	350,000	365,953
7.750%, due 11/01/10	110,000	115,664
SBC Communications, Inc. 5.875%, due 02/01/12	95,000	97,560
Sprint Capital Corp. 7.625%, due 01/30/11	475,000	460,750
TCI Communications, Inc. 7.875%, due 08/01/13	100,000	107,668
8.750%, due 08/01/15	50,000	54,828
Telecom Italia Capital 5.250%, due 11/15/13	1,665,000	1,571,455
5.250%, due 10/01/15	205,000	186,875
6.200%, due 07/18/11	1,750,000	1,792,950
Telefonica Emisiones SAU 5.855%, due 02/04/13	925,000	924,348
5.984%, due 06/20/11	1,500,000	1,518,037
6.421%, due 06/20/16	950,000	961,013
Telefonica Europe BV 7.750%, due 09/15/10	235,000	247,344
Verizon New Jersey, Inc. 5.875%, due 01/17/12	2,030,000	2,052,097
		12,206,274
Tobacco—0.27%
Philip Morris International, Inc. 5.650%, due 05/16/18	1,250,000	1,210,676
Utilities—0.59%
Dominion Resources, Inc. 5.125%, due 12/15/09	650,000	657,925
Nisource Finance Corp. 3.208%, due 11/23/09[5]	950,000	923,764
7.875%, due 11/15/10	1,075,000	1,113,913
		2,695,602

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate notes—(concluded)
Wireless telecommunications — 0.21%
Vodafone Group PLC 7.750%, due 02/15/10		$920,000	$961,713
Total corporate notes (cost—$152,131,152)			146,878,896
	Number of shares
Preferred stocks*—0.15%
Financial services—0.15%
Citigroup, Inc., Series AA9 (cost—$825,000)		33,000	694,650
	Face amount[1]
Non-US government obligations—1.49%
Bundesrepublik Deutschland 4.000%, due 01/04/37	EUR	1,050,000	1,467,819
4.250%, due 07/04/39	EUR	550,000	802,342
Government of Japan 1.170%, due 11/20/21[5]	JPY	507,000,000	4,549,066
Total non-US government obligations (cost—$6,519,713)			6,819,227
Short-term US government agency obligation[10]—1.10%
Federal Home Loan Bank 1.820%, due 08/01/08 (cost—$5,000,000)		$5,000,000	5,000,000
Repurchase agreement—0.07%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08 collateralized by $259,172 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$315,183); proceeds: $309,013 (cost—$309,000)		309,000	309,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—1.13%
Money market funds[11]—1.13%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	3,821,009	$3,821,009
DWS Money Market Series Institutional, 2.533%	44,295	44,295
UBS Private Money Market Fund LLC,[12] 2.325%	1,287,062	1,287,062
Total money market funds and investments of cash collateral from securities loaned (cost—$5,152,366)		5,152,366
Total investments before investments sold short (cost—$516,350,906)— 111.24%		507,441,510
	Face amount[1]
Investments sold short—(3.36)%
FHLMC TBA 5.000%, TBA	$(6,800,000)	(6,666,122)
FNMA TBA 5.000%, TBA	(3,800,000)	(3,607,625)
6.000%, TBA	(5,000,000)	(5,025,000)
Total investments sold short (proceeds—$15,311,188)— (3.36)%		(15,298,747)
Liabilities in excess of other assets—(7.88)%		(35,961,186)
Net assets—100.00%		$456,181,577

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

*  Non-income producing security.

**  Issuer filed for bankruptcy subsequent to July 31, 2008.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2008.

3  Partial amount pledged as collateral for investments sold short.

4  Entire amount delivered to broker as collateral for futures transactions.

5  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.52% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Variable rate security. The interest rate shown is the current rate as of July 31, 2008, and resets at the next call date.

8  Perpetual bond security. The maturity date reflects the next call date.

9  Non cumulative preferred stock. The next call date is 12/15/18.

10  Rate shown is the discount rate at date of purchase.

11  Rates shown reflect yield at July 31, 2008.

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$3,207,180	$136,312,749	$138,232,867	$1,287,062	$52,370

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2008.

EUR  Euro

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2008

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (deprectiation)
68	EUR	Federal Republic of Germany Bond 10 Year Futures	September 2008	$11,873,759	$11,936,972	$63,213
80	USD	90 Day Euro Dollar Futures	December 2008	19,330,244	19,401,000	70,756
447	USD	90 Day Euro Dollar Futures	March 2009	108,026,176	108,302,513	276,337
155	USD	90 Day Euro Dollar Futures	June 2009	37,744,754	37,486,750	(258,004)
510	USD	US Treasury Note 5 Year Futures	September 2008	56,582,294	56,781,329	199,035
236	USD	US Treasury Note 10 Year Futures	September 2008	26,671,868	27,099,437	427,569
				260,229,095	261,008,001	778,906
		Sale contracts		Proceeds
62	USD	90 Day Euro Dollar Futures	June 2010	14,933,610	14,837,375	96,235
299	USD	US Treasury Bond 20 Year Futures	September 2008	33,906,208	34,534,500	(628,292)
96	USD	US Treasury Note 2 Year Futures	September 2008	20,154,275	20,352,000	(197,725)
				68,994,093	69,723,875	(729,782)
						$49,124

Currency type abbreviations:

EUR  Euro

USD  US Dollar

Forward foreign currency contracts

	Contracts to deliver		In exchange for	Maturity dates	Unrealized appreciation
Euro	1,570,854	USD	2,458,481	10/23/08	$19,087
Japanese Yen	10,211,000	USD	97,935	10/23/08	2,827
					$21,914

Currency type abbreviation:

USD  US Dollar

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	94.5%
United Kingdom	1.4
Germany	0.9
Japan	0.9
Spain	0.7
Canada	0.4
Luxembourg	0.4
Italy	0.3
Ireland	0.3
Singapore	0.1
Netherlands	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares returned 8.62% (before the deduction of the maximum UBS PACE Select program fee; 7.00% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Government/Credit Index (the "benchmark") returned 6.18%, and the median return for the Lipper Intermediate Investment Grade Debt Funds category was 3.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 44. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

During the reporting period the Portfolio outperformed its benchmark, benefiting from active management decisions emphasizing higher-quality assets, enhancing returns in a difficult market.

A longer-than-benchmark duration position toward the end of 2007 and into early 2008 enhanced the Portfolio's results as rates fell across the US yield curve in an overwhelming flight to quality. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates, while duration is a measure of a bond portfolio's sensitivity to interest rate changes.) This positioning also benefited performance as investors initially priced in expectations for the Federal Reserve Board (the "Fed") to cut interest rates in late 2007 and into 2008 and beyond.

A long position in UK issues and a short position in European issues helped performance.1 Positioning the portfolio to benefit from possible yield curve steepening in the UK also contributed to results as the front end of the yield curve rallied on expectations that the Bank of England would cut interest rates in late 2007 and early 2008. (A yield curve is said to steepen when the spread between the yield on long-term and short-term Treasury bonds increases.)

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position involves selling securities that our research indicates are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

William C. Powers

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its duration (a measure of sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Advisors' comments – concluded

An overweight to high-quality, AAA-rated, agency-guaranteed mortgage backed securities detracted from relative performance during the reporting period as spreads—the difference between the yield paid on US Treasury bonds and higher risk securities with the same maturity—widened on virtually all non-Treasury sectors during that time.

However, mortgages guaranteed by government agencies (Ginnie Mae, Fannie Mae, Freddie Mac) served as a prudent substitute for relatively riskier assets during the reporting period. A significant underweight to corporate securities helped performance, as credit spreads widened towards the end of 2007 and into 2008 in response to deteriorating economic conditions in the US and globally. Exposure to emerging markets debt detracted from performance as spreads in this area widened. The Brazilian real, the Mexican peso and other select emerging markets currencies were some of the strongest contributors to overall Portfolio performance as the US dollar sank to new lows in 2007 and in early 2008.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers Government/Credit Index (unaudited)

The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	8.42%	4.90%	N/A	5.79%
maximum sales charge	Class B3	7.58%	4.11%	N/A	4.99%
or UBS PACE Select	Class C4	7.79%	4.39%	N/A	5.36%
program fee	Class Y5	8.67%	5.23%	N/A	5.79%
	Class P6	8.62%	5.17%	5.69%	6.56%
After deducting	Class A2	3.58%	3.94%	N/A	5.16%
maximum sales charge	Class B3	2.58%	3.77%	N/A	4.99%
or UBS PACE Select	Class C4	7.04%	4.39%	N/A	5.36%
program fee	Class P6	7.00%	3.60%	4.11%	4.97%
Lehman Brothers Government/Credit Index		6.18%	4.47%	5.67%	6.15%
Lipper Intermediate Investment Grade Debt Funds median		3.15%	3.60%	4.68%	5.28%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 4.61%; 5-year period, 2.92%; since inception, 5.19%; Class B—1-year period, 3.69%; 5-year period, 2.75%; since inception, 5.02%; Class C—1-year period, 8.24%; 5-year period, 3.39%; since inception, 5.41%; Class Y—1-year period, 9.88%; 5-year period, 4.21%; since inception, 5.85%; Class P—1-year period, 8.18%; 5-year period, 2.61%; 10-year period, 4.12%; since inception, 5.01%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.10% and 1.06%; Class B—1.88% and 1.81%; Class C—1.58% and 1.56%; Class Y—0.74% and 0.74%; and Class P—0.88% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Weighted average duration	5.7	yrs.
Weighted average maturity	10.2	yrs.
Average coupon	5.15%
Net assets (mm)	$821.2
Number of holdings	340
Portfolio composition[1]	07/31/08
Long-term debt securities (bonds, notes and loan assignments)	97.4%
Options, futures, swaps and forward foreign currency contracts	0.7
Investments sold short	(9.3)
Cash equivalents and other assets less liabilities	11.2
Total	100.0%
Quality diversification[1]	07/31/08
US government and agency securities	39.6%
AAA	18.9
AA	15.6
A	11.2
BBB	6.4
BB	0.9
B	0.7
Below B/non-rated	4.1
Options, futures, swaps and forward foreign currency contracts	0.7
Investments sold short	(9.3)
Cash equivalents and other assets less liabilities	11.2
Total	100.0%
Asset allocation[1]	07/31/08
Corporate notes	33.1%
Collateralized mortgage obligations	30.7
US government agency mortgage pass-through certificates	22.1
Asset-backed securities	3.4
Non-US government obligations	3.1
Municipal bonds and notes	2.9
Loan assignments	2.1
Options, futures, swaps and forward foreign currency contracts	0.7
Investments sold short	(9.3)
Cash equivalents and other assets less liabilities	11.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Government national mortgage association certificates—3.81%
GNMA 8.000%, due 06/15/17	$65,985	$71,294
8.000%, due 07/15/17	64,051	69,514
8.000%, due 09/15/17	39,310	41,987
8.000%, due 11/15/17	85,629	92,692
GNMA II ARM 5.125%, due 11/20/23	10,397	10,455
5.375%, due 01/20/26	22,536	22,653
5.625%, due 07/20/25	12,455	12,595
6.375%, due 05/20/26	39,359	40,128
GNMA TBA 6.500%, TBA	30,000,000	30,890,640
Total government national mortgage association certificates (cost—$31,339,127)		31,251,958
Federal home loan mortgage corporation certificates—6.91%
FHLMC 4.500%, due 11/01/08	1,845,977	1,851,282
5.000%, due 09/01/35	320,769	305,736
5.000%, due 10/01/35	167,765	159,902
5.000%, due 11/01/35	1,389,005	1,323,909
5.500%, due 02/01/38[2]	40,972,602	40,095,105
6.000%, due 09/01/22	766,339	780,797
6.000%, due 08/01/26	10,020,761	10,163,682
7.645%, due 05/01/25	1,455,798	1,555,360
FHLMC ARM 5.704%, due 03/01/36	531,753	536,068
Total federal home loan mortgage corporation certificates (cost—$58,049,133)		56,771,841
Federal housing administration certificates—0.02%
FHA GMAC 7.430%, due 06/01/21	108,554	108,554
FHA Reilly 7.430%, due 10/01/20	16,849	16,849
Total federal housing administration certificates (cost—$134,819)		125,403
Federal national mortgage association certificates—11.34%
FNMA 5.000%, due 06/01/35[2]	97,063	92,575
5.000%, due 09/01/35[2]	795,081	758,317
5.000%, due 02/01/36[2]	21,229,666	20,248,015
5.000%, due 03/01/36[2]	13,610,226	12,980,895
5.396%, due 11/01/34	12,141,779	12,218,807
5.500%, due 06/01/33[2]	3,076,839	3,029,212

Security description	Face amount[1]	Value
Federal national mortgage association certificates—(concluded)
5.500%, due 07/01/33[2]	$9,389	$9,243
6.000%, due 02/01/18	23,598	24,087
6.000%, due 11/01/18	50,464	51,511
6.000%, due 12/01/18	87,285	89,096
6.000%, due 02/01/21	42,172	43,046
6.000%, due 08/01/21	161,031	164,067
6.000%, due 08/01/22	366,916	373,614
6.000%, due 01/01/23	305,470	311,046
6.000%, due 04/01/24	99,409	100,947
6.000%, due 07/01/24	42,896	43,560
6.000%, due 10/01/24	29,133	29,584
6.000%, due 11/01/26	1,383,853	1,402,479
6.000%, due 05/01/27	5,933,562	6,009,589
6.000%, due 07/01/27	7,739,399	7,838,564
6.000%, due 10/01/36[2]	1,087,747	1,094,342
6.970%, due 12/01/09	3,553,737	3,645,357
FNMA ARM 4.200%, due 11/01/34	10,118,451	10,188,800
4.459%, due 02/01/34	3,561,861	3,562,324
4.928%, due 08/01/40	324,477	324,068
5.170%, due 10/01/35	650,185	659,575
5.220%, due 09/01/35	491,766	494,041
5.348%, due 11/01/35	759,777	758,513
5.408%, due 01/01/36	824,044	829,152
5.527%, due 03/01/36	581,522	584,558
5.556%, due 01/01/36	551,292	562,133
5.581%, due 02/01/36	966,937	974,223
5.592%, due 12/01/35	652,613	658,190
5.619%, due 03/01/36	577,993	585,668
5.723%, due 03/01/36	766,578	773,023
5.764%, due 03/01/36	810,101	817,899
5.900%, due 05/01/30	133,174	135,211
5.927%, due 05/01/27	62,683	63,204
5.933%, due 06/01/36	412,614	418,036
6.105%, due 04/01/27	43,838	44,198
FNMA ARM COFI 4.683%, due 11/01/26	179,964	179,964
Total federal national mortgage association certificates (cost—$93,732,528)		93,170,733
Collateralized mortgage obligations—30.70%
ARM Trust, Series 2005-5, Class 2A1 5.141%, due 09/25/35	657,950	524,349
Banc of America Funding Corp., Series 2005-D, Class A1 4.109%, due 05/25/35[3]	5,947,979	5,187,893
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 6.094%, due 07/20/32[3]	9,773	9,220

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns ARM Trust, Series 2003-5, Class 2A1 4.538%, due 08/25/33	$1,566,857	$1,468,420
Series 2004-9, Class 22A1 4.765%, due 11/25/34	132,894	122,667
Series 2005-5, Class A2 4.550%, due 08/25/35	6,820,920	6,481,004
Series 2005-9, Class A1 4.625%, due 10/25/35	2,567,992	2,385,443
Bear Stearns Alternative Loan Trust-A Trust, Series 2005-7, Class 22A1 5.504%, due 09/25/35[3]	2,143,390	1,599,275
Series 2006-1, Class 21A2 5.916%, due 02/25/36[3]	2,211,868	1,308,714
Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1 2.568%, due 03/15/19[3,4]	4,112,458	3,894,606
Bear Stearns, Series 2003-1, Class 5A1 5.431%, due 04/25/33[3]	95,173	89,114
Series 2003-1, Class 6A1 5.032%, due 04/25/33[3]	237,892	229,268
Series 2003-3, Class 1A 6.166%, due 10/25/33[3]	109,018	98,058
Series 2004-3, Class 1A2 4.670%, due 07/25/34[3]	811,003	749,487
Series 2004-6, Class 2A1 5.073%, due 09/25/34[3]	3,889,588	3,424,849
Series 2004-7, Class 1A1 6.690%, due 10/25/34[3]	1,140,014	1,004,996
Series 2004-9, Class 2A1 5.325%, due 09/25/34[3]	1,550,325	1,300,188
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1 2.660%, due 01/25/37[3,5,6]	5,085,943	4,933,364
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	200,785	189,503
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.248%, due 08/25/35[3]	436,512	412,697
Series 2005-6, Class A3 4.098%, due 08/25/35[3]	78,923	72,528
Series 2005-11, Class A1A 4.900%, due 12/25/35[3]	1,652,532	1,571,322
Series 2006-AR1, Class 1A1 4.900%, due 10/25/35[3]	3,838,573	3,537,122
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	803,696	777,429
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	2,077,657	1,656,023

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Countrywide Home Loans, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4]	$1,892,421	$1,734,523
Series 2004-12, Class 11A2 4.732%, due 08/25/34[3]	840,800	712,473
FHLMC REMIC, Series 1278, Class K 7.000%, due 05/15/22	180,936	189,707
Series 1367, Class KA 6.500%, due 09/15/22	3,459	3,455
Series 1502, Class PXZ 7.000%, due 04/15/23	960,030	996,580
Series 1503, Class PZ 7.000%, due 05/15/23	322,352	333,942
Series 1534, Class Z 5.000%, due 06/15/23	340,978	341,924
Series 1548, Class Z 7.000%, due 07/15/23	271,768	282,812
Series 1562, Class Z 7.000%, due 07/15/23	398,194	414,627
Series 1694, Class Z 6.500%, due 03/15/24	148,228	154,950
Series 2061, Class Z 6.500%, due 06/15/28	780,698	801,779
Series 2400, Class FQ 2.958%, due 01/15/32[3]	319,766	317,708
Series 2579, Class DZ 5.000%, due 03/15/34	6,206,856	5,173,780
Series 2764, Class LZ 4.500%, due 03/15/34	2,429,736	1,886,583
Series 2764, Class ZG 5.500%, due 03/15/34	4,439,545	4,023,987
Series 2835, Class JZ 5.000%, due 08/15/34	3,404,322	3,097,654
Series 2849, Class PZ 5.000%, due 07/15/33	11,793,545	10,186,386
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	5,698,068
Series 2983, Class TZ 6.000%, due 05/15/35	5,197,312	5,014,580
Series 3149, Class CZ 6.000%, due 05/15/36	7,237,999	6,945,099
Series G23, Class KZ 6.500%, due 11/25/23	249,593	260,595
Series T-054, Class 2A 6.500%, due 02/25/43	1,323,996	1,355,027
Series T-058, Class 2A 6.500%, due 09/25/43	5,195,031	5,453,547
Series T-061, Class 1A1 4.928%, due 07/25/44[3]	2,508,203	2,311,566
Series T-075, Class A1 2.501%, due 11/25/36[3]	4,344,152	4,185,373

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 5.363%, due 08/25/35[3]	$178,397	$160,947
FNMA REMIC, Series 1998-066, Class FG 2.761%, due 12/25/28[3]	169,504	167,410
Series 2000-034, Class F 2.911%, due 10/25/30[3]	25,919	25,804
Series 2002-080, Class A1 6.500%, due 11/25/42	2,490,433	2,619,125
Series 2003-064, Class AH 6.000%, due 07/25/33	9,489,161	9,460,734
Series 2003-106, Class US 5.383%, due 11/25/23[5,7]	333,000	226,351
Series 2003-W8, Class 2A 7.000%, due 10/25/42	173,530	184,127
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	3,054,199	3,154,892
Series 2004-W8, Class 2A 6.500%, due 06/25/44	3,599,312	3,800,447
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,343,923	1,110,328
Series 2005-47, Class PA 5.500%, due 09/25/24	3,642,126	3,676,147
Series 2005-116, Class TZ 5.500%, due 01/25/36	6,337,642	5,684,694
Series 2005-120, Class ZU 5.500%, due 01/25/36	6,913,792	6,339,403
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	2,826,057
Trust, Series 1991-065, Class Z 6.500%, due 06/25/21	15,923	16,587
Trust, Series 1992-040, Class ZC 7.000%, due 07/25/22	38,606	40,686
Trust, Series 1992-129, Class L 6.000%, due 07/25/22	20,455	21,011
Trust, Series 1993-037, Class PX 7.000%, due 03/25/23	57,181	59,905
Trust, Series 1993-060, Class Z 7.000%, due 05/25/23	330,623	347,955
Trust, Series 1993-065, Class ZZ 7.000%, due 06/25/13	329,550	342,067
Trust, Series 1993-070, Class Z 6.900%, due 05/25/23	52,175	54,814
Trust, Series 1993-096, Class PZ 7.000%, due 06/25/23	304,949	320,908
Trust, Series 1993-160, Class ZB 6.500%, due 09/25/23	68,188	69,005
Trust, Series 1993-163, Class ZB 7.000%, due 09/25/23	26,089	26,619
Trust, Series 1994-023, Class PX 6.000%, due 08/25/23	485,828	498,290

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust, Series 1998-M7, Class Z 6.390%, due 05/25/36	$845,174	$860,953
Trust, Series 1999-W4, Class A9 6.250%, due 02/25/29	1,314,434	1,347,933
GNMA REMIC, Trust, Series 2000-009, Class FG 3.060%, due 02/16/30[3]	202,952	203,701
Trust, Series 2002-031, Class FW 2.860%, due 06/16/31[3]	213,617	212,607
Trust, Series 2003-98, Class Z 6.000%, due 11/20/33	13,222,070	12,989,937
Trust, Series 2005-26, Class ZA 5.500%, due 01/20/35	5,763,416	5,060,164
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 2.553%, due 03/06/20[3,4]	2,158,088	1,988,287
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.541%, due 09/25/35	3,356,649	3,029,767
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1 5.145%, due 07/19/35[3]	1,022,920	932,209
Housing Security, Inc., Series 1992-8, Class B 5.842%, due 06/25/24[3]	541,016	517,638
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4 5.937%, due 02/12/49[3]	3,200,000	2,973,565
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.423%, due 01/20/173,**	533,382	560,051
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4 5.378%, due 08/12/48[3]	1,600,000	1,449,725
Series 2007-6, Class A4 5.485%, due 03/12/51[3]	7,585,000	6,905,212
Series 2007-8, Class A3 5.957%, due 08/12/49[3]	11,500,000	10,849,388
Morgan Stanley Capital I, Series 2006-HQ9, Class A4 5.731%, due 07/12/44	1,900,000	1,808,628
Series 2006-IQ12, Class A4 5.332%, due 12/15/43	3,100,000	2,861,131
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	1,595,571	1,532,628
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	1,778,630
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	753,523	783,034

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2000-20K, Class 1 7.220%, due 11/01/20	$881,969	$924,631
Series 2001-P10B, Class 1 6.344%, due 08/10/11	775,426	792,374
Series 2002-20K, Class 1 5.080%, due 11/01/22	3,543,329	3,492,933
Series 2003-20I, Class 1 5.130%, due 09/01/23	645,536	638,197
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,847,734	1,785,548
Series 2004-P10A, Class 1 4.504%, due 02/10/14	5,252,435	5,023,542
Series 2005-20H, Class 1 5.110%, due 08/01/25	2,342,934	2,289,287
Series 2007-20D, Class 1 5.320%, due 04/01/27	6,653,236	6,590,738
Structured ARM Loan Trust, Series 2004-8, Class 3A 4.881%, due 07/25/34	1,749,824	1,597,049
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 2.788%, due 09/19/32[3]	579,449	527,591
Series 2006-AR3, Class 11A1 2.671%, due 04/25/36[3]	2,623,305	1,669,322
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	3,147,903	2,590,557
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572%, due 10/15/48	7,100,000	6,671,215
Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A 4.691%, due 06/25/42[3]	100,056	90,746
Series 2005-AR1, Class A1A 2.781%, due 01/25/45[3]	217,631	153,780
Series 2005-AR2, Class 2A1A 2.771%, due 01/25/45[3]	273,819	183,793
Series 2006-AR7, Class 3A 4.418%, due 07/25/46[3]	3,539,170	2,811,205
Series 2006-AR9, Class 1A 4.291%, due 08/25/46[3]	2,615,247	1,470,296
Series 2006-AR9, Class 2A 4.418%, due 08/25/46[3]	1,954,605	1,606,164
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.706%, due 12/25/33[3]	2,378,503	2,228,862
Series 2004-CC, Class A1 4.946%, due 01/25/35[3]	795,789	738,717

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2006-AR2, Class 2A1 4.950%, due 03/25/36	$3,798,043	$3,478,128
Total collateralized mortgage obligations (cost—$267,975,429)		252,138,440
Asset-backed securities—3.39%
Ace Securities Corp., Series 2006-HE3, A2A 2.511%, due 06/25/36[3]	32,781	32,714
Accredited Mortgage Loan Trust, Series 2006-2, Class A1 2.501%, due 09/25/36[3]	744,644	738,993
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A1 2.526%, due 07/25/36[3]	124,693	124,483
Citibank Omni-S Master Trust, Series 2002-2, Class A 2.678%, due 04/16/13[3]	2,000,000	1,975,312
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1 2.491%, due 01/25/46[3]	749,562	741,879
Series 2007-5, Class 2A1 2.561%, due 09/25/47[3]	2,014,899	1,966,846
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[8]	800,000	661,252
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 3.278%, due 09/15/29[3]	60,720	44,013
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF8, Class 2A1 2.491%, due 07/25/36[3]	158,549	157,197
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 3.358%, due 01/15/11[3]	4,300,000	4,302,193
Series 2008-C, Class A3 3.878%, due 06/15/12[3]	4,300,000	4,318,366
Franklin Auto Trust, Series 2008-A, Class A2 3.458%, due 10/20/11[3]	700,000	699,817
Fremont Home Loan Trust, Series 2006-A, Class 2A2 2.561%, due 05/25/36[3]	541,544	526,326
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A 2.511%, due 05/25/37[3]	1,383,661	1,344,314
Series 2006-RM2, Class A2A 2.491%, due 05/25/37[3]	450,569	442,755

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Asset-backed securities—(concluded)
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	$471,557	$392,738
Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A 2.501%, due 07/25/36[3]	993,245	987,125
New Century Home Equity Loan Trust, Series 2006-2, Class A2A 2.531%, due 08/25/36[3]	265,808	264,203
Residential Asset Securities Corp., Series 2006-EMX4, Class A1 2.501%, due 06/25/36[3]	36,362	36,280
SLC Student Loan Trust, Series 2008-2, Class A2 3.212%, due 06/15/17[3]	8,300,000	8,101,580
Total asset-backed securities (cost—$28,273,732)		27,858,386
Corporate notes—33.10%
Airlines—0.46%
Northwest Airlines, Series 2000-1, Class G 7.150%, due 04/01/21	4,276,648	3,799,969
United Air Lines 1991 Equipment Trust 10.360%, due 11/27/12[5,9]	233,629	1,577
		3,801,546
Automobiles—0.60%
DaimlerChrysler N.A. Holding 3.218%, due 03/13/09[3]	2,900,000	2,890,569
6.500%, due 11/15/13	500,000	503,534
General Motors Corp. 7.700%, due 04/15/16	3,000,000	1,545,000
		4,939,103
Banking-non-US—6.55%
ANZ National International 6.200%, due 07/19/13[4]	4,200,000	4,201,079
Barclays Bank PLC 5.450%, due 09/12/12	4,400,000	4,412,641
BNP Paribas 5.186%, due 06/29/15[4,10,11]	3,100,000	2,661,555
Credit Agricole 2.696%, due 05/28/10[3,4]	6,800,000	6,745,627
6.637%, due 05/31/17[4,10,11]	900,000	710,548
Deutsche Bank AG London 6.000%, due 09/01/17	10,800,000	10,810,465
HBOS PLC 6.657%, due 05/21/37[4,10,11]	2,400,000	1,522,699
6.750%, due 05/21/18[4]	500,000	450,782
HSBC Holdings PLC 6.500%, due 05/02/36	2,300,000	2,097,271
6.500%, due 09/15/37	5,900,000	5,326,497
Resona Bank Ltd. 5.850%, due 04/15/16[4,10,11]	2,900,000	2,375,146

Security description	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Royal Bank of Scotland Group PLC 7.640%, due 09/29/17[10,11]		$5,500,000	$4,594,260
Santander Perpetual 6.671%, due 10/24/17[4,10,11]		6,700,000	6,342,971
VTB Capital (Vneshtorgbank) 3.384%, due 08/01/08[3,4]		1,500,000	1,500,000
			53,751,541
Banking-US—5.54%
American Express, Federal Savings Bank 2.476%, due 06/12/09[3]		2,000,000	1,987,062
Bank of America Corp. 5.750%, due 12/01/17		9,600,000	9,007,651
Bank of America N.A. 5.300%, due 03/15/17		3,500,000	3,199,700
6.100%, due 06/15/17		4,400,000	4,223,190
Credit Suisse New York, MTN 5.000%, due 05/15/13		7,300,000	7,097,067
HSBC Bank USA 6.000%, due 08/09/17		4,900,000	4,913,064
JP Morgan Chase Bank N.A. 6.000%, due 10/01/17		400,000	388,418
Wells Fargo Co. 5.625%, due 12/11/17		15,400,000	14,677,217
			45,493,369
Biotechnology—0.14%
Amgen, Inc. 2.726%, due 11/28/08[3]		1,150,000	1,147,342
Diversified financials—7.57%
American Express Co. 6.150%, due 08/28/17		7,100,000	6,729,515
CIT Group, Inc. 2.787%, due 06/08/09[3]		3,300,000	3,043,055
5.000%, due 11/24/08[12]		4,900,000	4,829,391
General Electric Capital Corp. 2.746%, due 08/15/11[3]		300,000	293,737
5.500%, due 09/15/67[3,4]	EUR	5,000,000	6,993,357
5.875%, due 01/14/38		5,400,000	4,849,367
Goldman Sachs Group, Inc. 2.891%, due 12/22/08[3]		1,500,000	1,496,884
5.250%, due 10/15/13		400,000	393,382
5.625%, due 01/15/17		1,800,000	1,649,651
6.250%, due 09/01/17		14,400,000	14,061,226
Hutchison Whampoa International Ltd. 5.450%, due 11/24/10		1,200,000	1,211,610
JP Morgan Chase & Co. 6.000%, due 01/15/18		6,400,000	6,209,510
Lehman Brothers Holdings, Inc.** 2.510%, due 11/24/08[3]		900,000	889,498
2.889%, due 01/23/09[3]		1,900,000	1,849,608

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate notes—(continued)
Diversified financials—(concluded)
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13**		$4,500,000	$4,206,942
Merrill Lynch & Co. 6.050%, due 08/15/12		1,500,000	1,429,442
Sumitomo Mitsui Banking 5.625%, due 10/15/15[4,10,11]		2,300,000	2,065,770
			62,201,945
Diversified manufacturing—0.72%
General Electric Co. 5.250%, due 12/06/17		6,100,000	5,909,753
Electric utilities—0.21%
PSE&G Power LLC 5.000%, due 04/01/14		1,800,000	1,707,903
Finance-noncaptive diversified—0.28%
Ford Motor Credit Co. LLC 7.250%, due 10/25/11		3,000,000	2,267,928
Financial services—3.38%
Bear Stearns Co., Inc. 3.029%, due 01/31/11[3]		900,000	882,371
6.400%, due 10/02/17		3,800,000	3,721,515
Citigroup Funding, Inc., MTN 3.820%, due 05/07/10[3]		3,600,000	3,552,296
Citigroup, Inc. 2.809%, due 05/18/11[3]		700,000	667,064
5.125%, due 12/12/18	GBP	2,390,000	3,886,505
6.125%, due 05/15/18		900,000	861,403
General Motors Acceptance Corp. LLC 3.926%, due 05/15/09[3]		1,000,000	885,044
7.250%, due 03/02/11		1,300,000	891,701
Morgan Stanley 2.820%, due 05/07/09[3]		1,700,000	1,680,642
2.844%, due 02/09/09[3]		2,000,000	1,990,810
Morgan Stanley, MTN 6.000%, due 04/28/15		6,900,000	6,479,694
SLM Corp. 2.976%, due 03/15/11[3]		2,600,000	2,250,378
			27,749,423
Insurance—1.74%
American International Group 8.175%, due 05/15/58[3,4]		6,400,000	5,733,882
Metropolitan Life Global Funding I 2.759%, due 05/17/10[3,4]		500,000	493,445
Progressive Corp. 6.700%, due 06/15/37[3]		2,800,000	2,376,948
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	5,723,496
			14,327,771

Security description	Face amount[1]	Value
Corporate notes—(continued)
Media—0.80%
Echostar DBS Corp. 5.750%, due 10/01/08	$300,000	$300,375
7.000%, due 10/01/13	400,000	380,000
Historic TW, Inc. 9.125%, due 01/15/13	1,400,000	1,530,066
Time Warner, Inc. 5.500%, due 11/15/11	3,000,000	2,958,018
Viacom, Inc. 3.126%, due 06/16/09[3]	1,400,000	1,390,658
		6,559,117
Oil refining—0.26%
Enterprise Products Operating L.P. Series B 4.625%, due 10/15/09	1,000,000	995,083
Valero Energy Corp. 6.625%, due 06/15/37	1,300,000	1,155,185
		2,150,268
Oil services—2.43%
Cameron International Corp. 6.375%, due 07/15/18	8,400,000	8,365,241
CITIC Resources Finance 6.750%, due 05/15/14[4]	1,100,000	1,014,750
El Paso Corp. 7.000%, due 06/15/17	3,500,000	3,503,920
Gaz Capital (Gazprom) 7.288%, due 08/16/37[4]	2,600,000	2,316,080
NGPL PipeCo LLC 7.119%, due 12/15/17[4]	2,200,000	2,220,343
Suncor Energy, Inc. 6.100%, due 06/01/18	1,000,000	1,001,285
6.850%, due 06/01/39	1,500,000	1,521,897
		19,943,516
Paper & packaging—0.24%
Georgia-Pacific LLC 7.125%, due 01/15/17[4]	2,100,000	1,937,250
Pharmaceuticals—0.29%
Astrazeneca PLC 5.900%, due 09/15/17	2,300,000	2,364,915
Retail—0.36%
CVS Caremark Corp. 2.982%, due 06/01/10[3]	1,700,000	1,663,975
Target Corp. 6.000%, due 01/15/18	1,300,000	1,311,127
		2,975,102
Road & rail—0.16%
Burlington Northern Santa Fe Corp. 6.150%, due 05/01/37	1,400,000	1,292,186

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Corporate notes—(concluded)
Software—0.18%
Oracle Corp. 5.750%, due 04/15/18	$1,500,000	$1,496,534
Telecommunication services—1.00%
Embarq Corp. 6.738%, due 06/01/13	1,300,000	1,251,579
Telefonica Emisones SAU 3.103%, due 06/19/09[3]	2,800,000	2,780,859
Verizon Communications 5.550%, due 02/15/16	3,400,000	3,306,133
Verizon North, Inc. 5.634%, due 01/01/21[5,6]	1,000,000	905,670
		8,244,241
Tobacco—0.19%
Reynolds American, Inc. 7.250%, due 06/15/37	1,600,000	1,541,883
Total corporate notes (cost—$287,589,852)		271,802,636
Loan assignments[3]—2.14%
Diversified financials—0.88%
Chrysler Financial Term Loan 6.780%, due 08/03/12	7,731,000	6,320,092
First Data Corp. B2 Loan 5.446%, due 09/24/14	994,988	917,718
		7,237,810
Electric utilities—0.39%
NRG Energy, Inc. Credit Linked Deposit 4.301%, due 02/01/13	388,528	370,189
NRG Energy, Inc. Term Loan 4.301%, due 02/01/13	789,658	710,692
NRG Energy, Inc. Term Loan B 4.301%, due 02/01/13	1,228,314	1,170,829
NRG Energy, Inc. Tranche Loan 2.701%, due 02/01/13	315,863	301,255
NRG Energy, Inc. Tranche Term B Loan 4.196%, due 02/01/13	684,137	652,496
		3,205,461
Finance-noncaptive diversified—0.09%
Ford Motor Credit Corp., Term B Loan 5.460%, due 11/29/13	985,000	773,225
Forest products—0.20%
Koch Forest Products, Inc. 4.399%, due 12/20/12	166,667	157,596
4.446%, due 12/20/12	1,416,666	1,339,564
4.551%, due 12/20/12	122,917	116,227
		1,613,387

Security description	Face amount[1]		Value
Loan assignments—(concluded)
Health care—0.25%
Community Health Systems, Inc. Delay-Draw Term Loan 4.733%, due 07/25/14		$47,885	$45,180
Community Health Systems, Inc. Term Loan 4.899%, due 07/25/14		935,979	883,096
HCA, Inc. Loan 5.051%, due 11/16/13		1,193,939	1,122,303
			2,050,579
Media—0.23%
Cablevision Term Loan B 4.225%, due 03/30/13		1,986,626	1,887,295
Publishing—0.10%
Idearc, Inc. Term Loan B 4.490%, due 11/17/14		46,316	34,325
4.800%, due 11/09/14		1,037,184	757,144
			791,469
Total loan assignments (cost—$18,946,440)			17,559,226
Non-US government obligations—3.13%
Bundesrepublik Deutschland 4.250%, due 07/04/39	EUR	10,500,000	15,317,438
Federal Republic of Brazil 10.250%, due 01/10/28	BRL	18,000,000	10,371,576
Total non-US government obligations (cost—$26,413,041)			25,689,014
Municipal bonds and notes—2.92%
Education—1.13%
California Educational Facilities Authority Revenue (Clairmont McKenna College) 5.000%, due 01/01/38		200,000	201,334
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	318,453
Keller Independent School District School Building (PSF-GTD) 4.750%, due 08/15/30		1,300,000	1,263,444
Los Angeles Unified School District Refunding, Series A-1 (MBIA Insured) 4.500%, due 07/01/25		3,200,000	3,015,424
4.500%, due 01/01/28		3,800,000	3,489,388
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	101,806

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Education—(concluded)
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (FSA Insured) 4.980%, due 01/01/21[13]	$1,600,000	$864,480
		9,254,329
Tobacco—0.59%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	403,330
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	939,765
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	180,270
Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series B, 6.375%, due 05/15/30	3,030,000	3,371,572
		4,894,937
Utilities—1.20%
New York City Municipal Finance Authority Water & Sewer Systems Revenue, Series D 4.750%, due 06/15/38	3,200,000	3,100,544
New York City Municipal Finance Authority Water & Sewer Systems Revenue, Second Generation Resolution, Series AA 5.000%, due 06/15/37	2,800,000	2,809,772
New York City Municipal Water Finance Authority Water & Sewer Revenue Fiscal 2008, Series A 5.000%, due 06/15/38	800,000	805,648
New York City Municipal Water Finance Authority Water & Sewer Revenue, Series DD 5.000%, due 06/15/37	100,000	100,769
Salt River Project Agricutlure Improvement & Power District Electric Systems Revenue, Series A 5.000%, due 01/01/38	300,000	303,354
Tennessee Valley Authority 5.375%, due 04/01/56	2,700,000	2,717,925
		9,838,012
Total municipal bonds and notes (cost—$23,797,429)		23,987,278

Security description	Face amount[1]		Value
Repurchase agreement—3.75%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $24,925,000 US Treasury Bonds, 7.500% due 11/15/16; (value—$31,374,344); proceeds: $30,758,273 (cost—$30,757,000)		$30,757,000	$30,757,000
	Notional amount[1]
Options*—0.45%
Call options purchased—0.43%
3 Month LIBOR Interest Rate Swap, strike @ 4.120%, expires 03/16/09[5,14]	EUR	155,000,000	203,093
3 Month LIBOR Interest Rate Swap, strike @ 4.300%, expires 05/15/09[5,15]		277,100,000	3,178,337
Japanese Yen Options, strike @ 104.00, expires 03/17/10[5]		2,700,000	137,160
	Number of contracts
US Treasury Note 2 Year Futures, strike @ 110.50, expires 08/22/08		412	6,438
US Treasury Note 2 Year Futures, strike @ 111.00, expires 08/22/08		975	15,235
			3,540,263
	Notional amount[1]
Put options purchased—0.02%
GNMA TBA 6.500% Options, strike @ 91.50, expires 09/15/08[5]		$5,000,000	60
Japanese Yen Options, strike @ 104.00, expires 03/17/10[5]		2,700,000	132,413
	Number of contracts
US Treasury Bond 20 Year Futures, strike @ 90.00, expires 08/22/08		500	7,813

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Number of contracts	Value
Options*—(concluded)
Put options purchased—(concluded)
US Treasury Note 10 Year Futures, strike @ 92.00, expires 08/22/08	$2,490	$38,906
		179,192
Total options (cost—$3,487,068)		3,719,455
	Number of shares
Investments of cash collateral from securities loaned—0.73%
Money market funds[16]—0.73%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	1,267,802	1,267,802
DWS Money Market Series Institutional, 2.533%	164,721	164,721
UBS Private Money Market Fund LLC,[17] 2.325%	4,558,411	4,558,411
Total money market funds and investments of cash collateral from securities loaned (cost—$5,990,934)		5,990,934
Total investments before investments sold short (cost—$876,486,532)— 102.39%		840,822,304

Security description	Face amount[1]	Value
Investments sold short—(9.29)%
FHLMC TBA 5.500%, TBA	$(40,000,000)	$(39,100,000)
FNMA TBA 5.000%, TBA	(35,000,000)	(33,228,125)
5.500%, TBA	(3,000,000)	(2,935,314)
6.000%, TBA	(1,000,000)	(1,004,375)
Total investments sold short (proceeds—$76,562,687)— (9.29)%		(76,267,814)
Other assets in excess of liabilities—6.90%		56,671,540
Net assets—100.00%		$821,226,030

*  Non-income producing security.

**  Issuer filed for bankruptcy subsequent to July 31, 2008.

1  In US Dollars unless otherwise indicated.

2  Entire amount pledged as collateral for investments sold short.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.93% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid securities representing 1.47% of net assets as of July 31, 2008.

6  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.71% of net assets as of July 31, 2008, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/08	Value as a percentage of net assets
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1, 2.660%, 01/25/37	07/28/08	$5,051,292	0.62%	$4,933,364	0.60%
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	1,000,000	0.12	905,670	0.11
		$6,051,292	0.74%	$5,839,034	0.71%

7  Inverse variable rate security. The interest rate shown is the current rate as of July 31, 2008.

8  Step-up bond that converts to the noted fixed rate at a designated future date.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

9  Bond interest in default.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Variable rate security. The interest rate shown is the current rate as of July 31, 2008, and resets at the next call date.

12  Security, or portion thereof, was on loan at July 31, 2008.

13  Zero coupon bond; interest rate represents annualized yield at date of purchase.

14  3 Month LIBOR (EUR on London Interbank Offered Rate) at July 31, 2008 was 4.963%.

15  3 Month LIBOR (USD on London Interbank Offered Rate) at July 31, 2008 was 2.791%.

16  Rates shown reflect yield at July 31, 2008.

17  The table below details the Portfolios's transaction activity in an affiliated issuer for the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$4,995,563	$104,517,227	$104,954,379	$4,558,411	$19,922

ABS  Asset-backed security

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2008.

BRL  Brazilian Real

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GS  Goldman Sachs

GTD  Guaranteed

MBIA  Municipal Bond Investors Assurance

MTN  Medium Term Note

PSF  Permanent School Fund

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options

Number of contracts (000)		Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
34,000		EUR	3 Month LIBOR[14] Interest Rate Swap, strike @ 4.25%[5]	03/16/09	$331,355	$244,491	$86,864
18,400		USD	3 Month LIBOR[15] Interest Rate Swap, strike @ 5.30%[5]	05/15/09	1,053,400	1,178,888	(125,488)
1,000		USD	Japanese Yen Options, strike @ 104.00[5]	03/17/10	52,625	50,508	2,117
0	[18]	USD	US Treasury Note 10 Year Futures, strike @ 117.00	08/22/08	300,931	72,922	228,009
					1,738,311	1,546,809	191,502
			Put options written
17,800		USD	3 Month LIBOR[15] Interest Rate Swap, strike @ 5.100%[5]	03/16/09	140,620	138,306	2,314
18,400		USD	3 Month LIBOR[15] Interest Rate Swap, strike @ 5.300%[5]	05/15/09	1,053,400	725,696	327,704
1,000		USD	Japanese Yen Options, strike @ 104.00[5]	03/10/10	52,625	49,042	3,583
0	[18]	USD	US Treasury Note 10 Year Futures, strike @ 113.00	08/22/08	416,587	89,750	326,837
					1,663,232	1,002,794	660,438
							$851,940

18  Amount represents less than 500 contracts.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
82	EUR	90 Day Euribor Futures	December 2008	$30,585,772	$30,373,071	$(212,701)
504	USD	90 Day Euro Dollar Futures	June 2009	121,716,000	121,892,400	176,400
1,729	USD	90 Day Euro Dollar Futures	September 2009	417,226,588	417,034,800	(191,788)
1,165	USD	90 Day Euro Dollar Futures	December 2009	280,389,562	280,066,000	(323,562)
632	USD	90 Day Euro Dollar Futures	March 2010	150,732,000	151,553,600	821,600
500	USD	US Treasury Bond 20 Year Futures	September 2008	56,152,375	57,750,000	1,597,625
23	USD	US Treasury Note 5 Year Futures	September 2008	2,541,859	2,560,726	18,867
2,540	USD	US Treasury Note 10 Year Futures	September 2008	288,956,367	291,663,438	2,707,071
				1,348,300,523	1,352,894,035	4,593,512
		Sale contracts		Proceeds
5	EUR	Euro Bund 10 Year Futures	September 2008	872,180	877,719	(5,539)
53	GBP	90 Day Sterling Futures	December 2009	19,685	7,874	11,811
10	JPY	Japan Bond 10 Year Futures	September 2008	12,343,620	12,620,624	(277,004)
586	USD	90 Day Euro Dollar Futures	December 2010	139,212,200	139,856,225	(644,025)
632	USD	90 Day Euro Dollar Futures	March 2011	150,082,550	150,755,700	(673,150)
				302,530,235	304,118,142	(1,587,907)
						$3,005,605

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Brazilian Real	1,050,624	USD	576,000	12/02/08	$(73,890)
Brazilian Real	2,667,500	USD	1,460,000	12/02/08	(190,050)
Brazilian Real	7,263,833	USD	4,140,980	12/02/08	(352,250)
Euro	9,992,000	USD	15,836,621	08/26/08	271,717
Great Britain Pound	12,542,000	USD	24,702,695	08/11/08	(137,091)
Japanese Yen	200,249,000	USD	1,861,465	09/08/08	1,163
South Korean Won	2,937,622,000	USD	2,940,268	08/04/08	38,086
South Korean Won	5,875,244,000	USD	5,844,050	08/04/08	39,685
Mexican Peso	104,977,300	USD	10,000,000	10/10/08	(342,336)
Malaysian Ringgit	5,835,060	USD	1,800,944	08/04/08	8,892
Malaysian Ringgit	9,996,370	USD	3,135,293	08/04/08	65,228
Malaysian Ringgit	20,208,900	USD	6,199,008	08/04/08	(7,509)
New Zealand Dollar	180,000	USD	131,986	08/07/08	32
New Zealand Dollar	1,244,000	USD	911,189	08/07/08	(759)
New Zealand Dollar	3,643,000	USD	2,671,885	08/07/08	1,284
New Zealand Dollar	6,126,000	USD	4,492,034	08/07/08	1,202
Philippine Peso	50,000,000	USD	1,136,364	08/22/08	5,427
Philippine Peso	50,400,000	USD	1,136,928	08/22/08	(3,057)
Philippine Peso	75,738,300	USD	1,770,000	08/22/08	56,895
Singapore Dollar	3,091,794	USD	2,280,000	08/28/08	15,634
United States Dollar	510,000	BRL	893,520	12/02/08	42,710

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	894,000	CNY	5,747,615	07/15/09	$(13,142)
United States Dollar	991,000	CNY	6,366,004	07/15/09	(15,370)
United States Dollar	1,800,000	CNY	11,596,500	07/15/09	(22,765)
United States Dollar	2,904,223	KRW	2,937,622,000	08/04/08	(2,041)
United States Dollar	6,200,000	KRW	5,875,244,000	08/04/08	(395,635)
United States Dollar	1,787,593	MYR	5,835,060	08/04/08	4,459
United States Dollar	3,062,426	MYR	9,996,370	08/04/08	7,639
United States Dollar	6,200,000	MYR	20,208,900	08/04/08	6,517
United States Dollar	1,352,532	MYR	4,377,470	11/12/08	(8,257)
United States Dollar	1,803,728	MYR	5,835,060	11/12/08	(11,843)
United States Dollar	6,200,000	PHP	254,820,000	08/22/08	(436,293)
United States Dollar	1,132,246	PHP	50,000,000	11/12/08	(8,148)
United States Dollar	1,132,584	PHP	50,400,000	11/12/08	507
United States Dollar	6,255,261	RUB	152,644,000	05/06/09	162,903
United States Dollar	6,200,000	SGD	8,841,510	08/28/08	275,338
United States Dollar	4,220,000	TWD	127,211,900	09/04/08	(71,380)
					$(1,086,498)

Currency type abbreviations:

BRL  Brazilian Real

CNY  Chinese Yuan Renminbi

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

MYR  Malaysian Ringgit

PHP  Philippine Peso

RUB  Russian Ruble

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	89.7%
Germany	3.1
United Kingdom	2.5
Brazil	1.2
Spain	1.1
Japan	0.5
New Zealand	0.5
Luxembourg	0.5
France	0.4
Canada	0.3
Cayman Islands	0.1
Virgin Islands	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares returned 3.14% (before the deduction of the maximum UBS PACE Select program fee; 1.61% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers US Municipal 3-15 year Blend Index (the "benchmark") returned 4.90%, and the median return for the Lipper Intermediate Municipal Debt Funds category was 3.14%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 61. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's Comments

During the reporting period, the Portfolio lagged its benchmark as it was hurt by several flights to quality that favored US government-backed securities. Retail investors became the dominant source of demand for municipal securities over the reporting period, favoring low-yielding but high-quality securities, such as Treasury-backed pre-refunded bonds.

Based on favorable yield and solid long-term risk and return characteristics, the Portfolio maintained an overweight toward the revenue bond sectors, and was positioned defensively, favoring issues with higher quality and greater liquidity. Despite a solid fundamental credit picture, revenue bond valuations suffered given the weakened liquidity environment. However, the Portfolio benefited from defensive positioning among some of the revenue sectors, owning less cyclical credits and more essential service revenue bonds, as well as higher-grade hospital issuers.

Lessened demand for bonds backed by corporate entities, such as industrial development and prepaid natural gas contract bonds, hurt the Portfolio's relative returns as there was limited interest in these securities from retail investors. While the Portfolio's emphasis on tobacco securitization bonds was positive in absolute terms, the sector overweight detracted from relative returns as some high yield municipal mutual funds required liquidity and sold their investments in this area, contributing to depressed valuations.

The demise of AAA rated monoline bond insurers changed the sector composition of the municipal market significantly over the reporting period. During this time, the market share of AAA insured bonds fell from nearly half of all tax-free securities to around 10%. The Portfolio held a relatively neutral market weighting

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Advisors' comments – concluded

toward insured bonds. However, we maintained a higher concentration toward hospital and airport sectors, whose valuations suffered more than the retail favored tax-backed obligations that make up a larger percentage of the benchmark, which hurt performance. An emphasis on bonds without call features benefited relative returns as callable structures, which make up nearly 40% of the benchmark, lagged those without call features in the higher-volatility market.

The Portfolio's yield curve positioning helped relative returns as we maintained a longer-than-benchmark duration during a period of declining interest rates. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) The Portfolio maintained broad exposure to bonds with intermediate maturities (generally two to 15 years) and benefited from emphasizing bonds with maturities in the middle of the yield curve.

We reduced the Portfolio's exposure to economically sensitive California and New York City general obligation bonds gradually over the reporting period. Being underweight these securities benefited relative returns as their valuations suffered amid heavy supply and slowing tax revenue streams.

However, an overweight to Puerto Rico general obligation bonds detracted from relative performance, following the flights to quality during the reporting period. Despite this, we continue to find their valuations attractive, and remain confident in the security provisions and long-term credit trends. The Portfolio's overweight to lower-quality investment grade bonds in the BBB rating category, including tobacco securitization bonds, detracted from relative returns. During the flights to quality, the highest-quality securities outperformed their lower-quality counterparts.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers US Municipal 3-15 Year Blend Index (unaudited)

The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	2.81%	2.55%	N/A	3.14%
maximum sales charge	Class B3	2.05%	1.78%	N/A	2.52%
or UBS PACE Select	Class C4	2.38%	2.05%	N/A	2.93%
program fee	Class Y5	3.05%	2.80%	N/A	3.40%
	Class P6	3.14%	2.80%	3.52%	4.23%
After deducting	Class A2	-1.85%	1.61%	N/A	2.51%
maximum sales charge	Class B3	-2.93%	1.42%	N/A	2.52%
or UBS PACE Select	Class C4	1.63%	2.05%	N/A	2.93%
program fee	Class P6	1.61%	1.27%	1.98%	2.68%
Lehman Brothers US Municipal 3-15 Year Blend Index		4.90%	4.19%	4.89%	5.28%
Lipper Intermediate Municipal Debt Funds median		3.14%	3.21%	3.96%	4.40%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.72%; 5-year period, 0.97%; since inception, 2.45%; Class B—1-year period, -2.84%; 5-year period, 0.78%; since inception, 2.46%; Class C—1-year period, 1.62%; 5-year period, 1.38%; since inception, 2.88%; Class Y—1-year period, 3.13%; 5-year period, 2.15%; since inception, 3.35%; Class P—1-year period, 1.59%; 5-year period, 0.61%; 10-year period, 1.94%; since inception, 2.65%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—0.97% and 0.93%; Class B—1.73% and 1.68%; Class C—1.48% and 1.43%; Class Y—0.78% and 0.68%; and Class P—0.76% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers US Municipal 3-15 Year Blend Index is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Weighted average duration	4.9	yrs.
Weighted average maturity	6.0	yrs.
Average coupon	5.28%
Net assets (mm)	$343.3
Number of holdings	178
Portfolio composition[1]	07/31/08
Municipal bonds and notes	98.6%
Tax-free money market fund	0.0	[2]
Other assets less liabilities	1.4
Total	100.0%
Top five sectors[1]	07/31/08
Revenue	27.7%
General obligations	19.6
Lease revenue/special revenue	16.9
Insured	12.2
Pre-refunded	6.4
Total	82.8%
Top five states/territories[1]	07/31/08
Texas	13.6%
Illinois	8.1
Massachusetts	6.0
California	5.8
Puerto Rico	5.6
Total	39.1%
Quality diversification[1]	07/31/08
AAA and agency backed securities	33.5%
AA	40.1
A	6.1
BBB	12.4
Non-rated	6.5
Tax-free money market fund	0.0	[2]
Other assets less liabilities	1.4
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—98.61%
Alabama—0.46%
Montgomery Special Care Facilities Financing Authority Revenue Capital Appreciation Refunding Series B-2 (Escrowed to Maturity) (FSA Insured) 5.000%, due 11/15/10[1]	$1,500,000	$1,586,820
Alaska—2.60%
Alaska Housing Finance Corp. General Housing Series C (MBIA Insured) 5.000%, due 12/01/13	1,110,000	1,182,250
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[2]	970,000	983,725
Alaska International Airports Revenue Refunding Series A (MBIA Insured) 5.500%, due 10/01/15[2]	3,500,000	3,607,765
North Slope Boro Series A (MBIA Insured) 5.000%, due 06/30/16	2,000,000	2,129,620
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds 4.750%, due 06/01/15	205,000	209,533
Series A, 4.625%, due 06/01/23	895,000	804,453
		8,917,346
Arizona—1.40%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,173,860
Pima County Hospital Revenue St. Joseph Hospital Project (Escrowed to Maturity) 7.500%, due 01/01/09	10,000	10,208
Pima County Industrial Development Authority Single- Family Mortgage Revenue Capital Appreciation Series B (FNMA/GNMA Collateralized) 4.550%, due 09/01/25[2]	965,000	941,261
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[3]	1,800,000	1,674,000
		4,799,329
Arkansas—0.00%
Springdale Residential Housing Mortgage Series A (FNMA Collateralized) 7.650%, due 09/01/11	2,986	3,048

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—5.78%
California Pollution Control Financing Kaiser Steel Corp. Project (Escrowed to Maturity) 7.250%, due 10/01/08	$20,000	$20,151
California State 5.000%, due 03/01/17	2,000,000	2,102,120
5.000%, due 08/01/19	3,000,000	3,112,920
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28	1,000,000	988,040
California Statewide Communities Development Authority Revenue St. Joseph Series F (FSA Insured) 5.250%, due 07/01/18	1,500,000	1,620,300
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	6,400,000	5,656,832
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Series A-3 (Pre-refunded with Agency Securities to 06/01/13 @ 100) 7.875%, due 06/01/42	1,000,000	1,189,590
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Enhanced Asset-Backed Series A (AMBAC Insured) 5.000%, due 06/01/20	1,200,000	1,196,208
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Series 2003-A-1 (Pre-refunded with Agency Securities to 06/01/13 @ 100) 6.750%, due 06/01/39	2,500,000	2,856,700
Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity) 6.750%, due 03/01/10	195,000	204,206
6.800%, due 05/01/10	95,000	100,099
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	895,000	813,081
		19,860,247

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Connecticut—0.58%
Stamford Housing Authority Multi- Family Revenue Refunding Fairfield Apartments Project (Mandatory Put 12/01/08 @ 100) 4.750%, due 12/01/28[2]	$2,000,000	$2,001,480
District of Columbia—0.91%
Metropolitan Airport Authority System Refunding Series A (FGIC Insured) 5.750%, due 10/01/14[2]	1,000,000	1,044,820
Series A (MBIA Insured) 5.000%, due 10/01/12[2]	1,000,000	1,028,310
Series D (MBIA Insured) 5.250%, due 10/01/12[2]	1,000,000	1,037,760
		3,110,890
Florida—4.77%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (MBIA Insured) 5.000%, due 03/01/14	2,000,000	2,082,860
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (MBIA Insured) 5.000%, due 04/01/14	1,065,000	1,130,945
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,029,481
Miami-Dade County Aviation Revenue Refunding Miami International Airport Series D (MBIA Insured) 5.250%, due 10/01/14[2]	1,000,000	1,012,780
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (FSA Insured) 5.250%, due 10/01/18	2,500,000	2,672,950
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (MBIA-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,317,655
Palm Beach County School Board Certificates of Participation Series A (FSA Insured) 5.000%, due 08/01/12	1,305,000	1,391,026
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,122,280

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	$1,535,000	$1,632,564
		16,392,541
Georgia—1.87%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,185,340
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (FSA Insured) 5.250%, due 01/01/15	2,000,000	2,161,020
Henry County School District Series A 6.450%, due 08/01/11	1,065,000	1,131,690
Main Street Natural Gas, Inc. Gas Project Revenue Series B 5.000%, due 03/15/15	1,000,000	941,250
		6,419,300
Guam—0.30%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,046,770
Hawaii—0.30%
Hawaii State Harbor Systems Revenue Series A (FSA Insured) 5.000%, due 01/01/13[2]	1,000,000	1,027,850
Idaho—0.19%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[2]	465,000	479,564
Subseries D-3 5.150%, due 07/01/13[2]	160,000	161,413
		640,977
Illinois—8.13%
Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured) 7.250%, due 11/01/09	100,000	104,716
Chicago O'Hare International Airport Revenue Passenger Facility Second Lien Series A (AMBAC Insured) 5.500%, due 01/01/10[2]	1,000,000	1,023,750

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(continued)
Chicago O'Hare International Airport Revenue Refunding General Airport Third Lien Series B (FGIC Insured) 5.250%, due 01/01/14	$1,000,000	$1,052,340
Chicago School Finance Authority Refunding Series A (FGIC Insured) 6.250%, due 06/01/09	985,000	1,012,344
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,428,485
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,075,610
Illinois Development Finance Authority Revenue Refunding Community Rehabilitation Providers Series A 5.900%, due 07/01/09	585,000	593,535
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (FSA Insured) 5.150%, due 01/01/19	2,000,000	2,151,900
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	771,487
Illinois Finance Authority Revenue Swedish America Hospital (AMBAC Insured) 5.000%, due 11/15/11	1,170,000	1,223,644
Illinois Health Facilities Authority Revenue Advocate Network (Escrowed to Maturity) 6.000%, due 11/15/10	3,250,000	3,510,065
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (MBIA Insured) 5.000%, due 08/15/12	2,000,000	2,115,920
Illinois Health Facilities Authority Revenue Unrefunded Balance Advocate Network 6.000%, due 11/15/10	2,740,000	2,909,113
Illinois Municipal Electric Agency Power Supply Refunding Series C (FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,253,052
Regional Transportation Authority Series A (FSA Insured) 5.750%, due 06/01/18	3,000,000	3,417,420

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
St. Clair County Certificates of Participation Series A (FSA Insured) 5.000%, due 10/01/08	$285,000	$286,425
		27,929,806
Indiana—2.17%
Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated Credit Series A (Mandatory Put 04/01/10 @ 100) 5.000%, due 10/01/27	5,000,000	5,160,350
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,265,461
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.250%, due 01/01/13[2]	1,000,000	1,026,070
		7,451,881
Iowa—2.66%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	3,310,000	3,543,851
Tobacco Settlement Authority Asset-Backed Revenue Bonds Series B (Pre-refunded with Agency Securities to 06/01/11 @ 101) 5.600%, due 06/01/35	5,175,000	5,595,469
		9,139,320
Kentucky—0.47%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (FSA Insured) 5.750%, due 07/01/13[2]	1,505,000	1,618,628
Louisiana—1.76%
East Baton Rouge Parish Woman's Hospital Foundation (Escrowed to Maturity) 7.200%, due 10/01/08	65,000	65,551
Jefferson Parish Home Mortgage Authority Single-Family Housing Revenue Refunding Series D-1 (FNMA/GNMA Collateralized) 5.600%, due 06/01/10[2]	20,000	20,203

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—(concluded)
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[2]	$1,170,000	$1,191,083
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,062,765
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (FSA Insured) 5.000%, due 01/01/12[2]	1,655,000	1,694,555
		6,034,157
Maryland—1.11%
Maryland Community Development Administration Department Housing & Community Development Series D 4.650%, due 09/01/22[2]	3,000,000	2,732,940
Maryland State & Local Facilities Loan Second Series 5.000%, due 08/01/12	1,000,000	1,080,270
		3,813,210
Massachusetts—5.96%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	2,000,000	2,134,580
Series B 5.250%, due 07/01/21	6,000,000	6,563,340
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,037,840
Massachusetts State Consolidated Loan Series D (Pre-refunded with US Government Securities to 12/01/14 @100) (FSA Insured) 5.000%, due 12/01/23	1,250,000	1,340,725
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[2]	2,000,000	1,909,440
Massachusetts State Housing Finance Agency Series D 3.900%, due 12/01/17[2]	2,000,000	2,012,420

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts State Series B 5.000%, due 11/01/14	$5,000,000	$5,455,600
		20,453,945
Michigan—2.09%
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (MBIA Insured) 5.500%, due 07/01/32[4]	2,000,000	2,087,700
Detroit Sewer Disposal Revenue Senior Lien Series A (FSA Insured) 5.250%, due 07/01/19	2,500,000	2,696,050
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[2]	2,395,000	2,389,779
		7,173,529
Minnesota—1.61%
Minnesota State Highway & Various Purpose 5.000%, due 08/01/16	5,000,000	5,491,950
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	25,000	26,897
		5,518,847
Missouri—2.62%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (FSA Insured) 5.000%, due 11/15/16	2,000,000	2,130,800
5.000%, due 11/15/17	2,500,000	2,653,550
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[2]	2,075,000	2,107,868
St. Louis Airport Revenue Lambert International Airport Series A (FSA Insured) 5.000%, due 07/01/13	2,000,000	2,114,000
		9,006,218
Nevada—1.37%
Clark County Pollution Control Revenue Refunding Series C (Mandatory Put 03/02/09 @ 100) 3.250%, due 06/01/31[2,4]	2,000,000	1,999,380
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,618,065

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Nevada—(concluded)
Reno Senior Lien Reno Transportation Project (Pre-refunded with US Government Securities to 06/01/12 @ 100) (AMBAC Insured) 5.125%, due 06/01/32	$1,000,000	$1,078,510
		4,695,955
New Jersey—3.76%
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,657,560
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Escrowed to Maturity) 5.500%, due 06/01/11	1,000,000	1,076,130
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Pre-refunded with US Government Securities to 06/01/12 @ 100) 6.000%, due 06/01/37	1,000,000	1,111,540
Tobacco Settlement Financing Corp. (Pre-refunded with US Government Securities to 06/01/13 @ 100) 6.250%, due 06/01/43	2,000,000	2,279,420
6.750%, due 06/01/39	5,500,000	6,390,890
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	425,000	379,074
		12,894,614
New York—4.90%
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[2]	4,000,000	4,070,840
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[4]	2,000,000	2,127,140
New York State Dorm Authority Lease Revenue, Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[4]	1,500,000	1,590,450

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	$2,500,000	$2,718,000
New York State Urban Development Corp. Correctional & Youth Facilities Service (Pre-refunded with US Government Securities to 01/01/11 @ 100) Series A 5.500%, due 01/01/17	70,000	74,894
Port Authority of New York & New Jersey (FGIC Insured) 5.000%, due 10/01/13[2]	6,000,000	6,241,740
		16,823,064
North Carolina—0.32%
Iredell County Certificates of Participation Iredell County School Project (FSA Insured) 5.250%, due 06/01/15	1,000,000	1,089,950
Ohio—2.05%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Securities Turbo Series A-2 5.125%, due 06/01/24	2,910,000	2,586,321
Cleveland Waterworks Revenue Refunding First Mortgage Series G (MBIA Insured) 5.500%, due 01/01/13	2,265,000	2,381,693
Franklin County Revenue Refunding Trinity Health Credit Series A 5.000%, due 06/01/11	1,680,000	1,754,726
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[2]	310,000	312,849
		7,035,589
Oklahoma—0.46%
Oklahoma Development Finance Authority Revenue St. John Health System 5.000%, due 02/15/16	1,500,000	1,566,285
Pennsylvania—4.70%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (MBIA Insured) 5.750%, due 12/01/15	800,000	867,104

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Chester County Hospital Authority Revenue (Escrowed to Maturity) 7.500%, due 07/01/09	$10,000	$10,436
City of Philadelphia (CIFG Insured) 5.000%, due 08/01/17	4,395,000	4,514,808
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	35,000	37,284
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue Refunding Colver Project Series F (AMBAC Insured) 5.000%, due 12/01/12[2]	2,000,000	2,007,580
Pennsylvania Housing Finance Agency Single-Family Mortgage Revenue Series 97A 4.500%, due 10/01/22[2]	3,000,000	2,669,190
Pennsylvania State Higher Educational Facilities Authority Revenue Waynesburg Series J-4 (Mandatory Put 05/01/09 @ 100) (PNC Bank N.A. Insured) 3.300%, due 05/01/32[4]	3,000,000	3,033,330
Pennsylvania State Third Series (FSA Insured) 5.000%, due 09/01/14	1,800,000	1,963,224
Philadelphia Airport Revenue Series A (MBIA Insured) 5.000%, due 06/15/10[2]	1,000,000	1,019,560
		16,122,516
Puerto Rico—5.61%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B, 5.000%, due 12/01/14	1,500,000	1,523,070
Series C, 5.250%, due 01/01/15[2]	1,000,000	1,008,080
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,112,211
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (Assured Guaranty FSA) 5.500%, due 07/01/25	2,000,000	2,120,240
Puerto Rico Commonwealth Refunding Public Improvement Series A 5.000%, due 07/01/13	1,000,000	1,021,130

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[4]	$1,000,000	$1,000,310
Puerto Rico Public Buildings Authority Revenue Guaranteed Government Facilities Series N (Commonwealth GTD) 5.500%, due 07/01/18	2,000,000	2,043,000
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[4]	3,000,000	3,011,520
Series M (Commonwealth GTD) 5.750%, due 07/01/16	2,000,000	2,102,980
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured) 5.750%, due 08/01/27[4]	4,250,000	4,321,910
		19,264,451
South Carolina—0.11%
South Carolina Housing Finance & Development Authority Mortgage Revenue Series A-2 (FSA Insured) 4.700%, due 07/01/20[2]	380,000	381,577
South Dakota—0.90%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	3,030,000	3,075,511
Tennessee—4.51%
Clarksville Natural Gas Acquisition Corp. Gas Revenue 5.000%, due 12/15/14	2,000,000	1,887,440
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (FGIC/TCRs) 7.700%, due 01/01/12	8,300,000	9,071,983
Tennessee Energy Acquisition Corp. Series A 5.000%, due 09/01/11	2,500,000	2,525,700
5.000%, due 09/01/13	2,000,000	2,002,580
		15,487,703

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—13.63%
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	$2,500,000	$2,667,375
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (FGIC Insured) 5.750%, due 11/01/13[2]	2,000,000	2,043,400
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	1,966,176
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,169,460
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,197,740
Harris County Health Facilities Development Corp. Hospital Revenue Memorial Hospital System Project Series A (MBIA Insured) 6.000%, due 06/01/12	1,000,000	1,063,050
Harris County Hospital District Revenue Refunding Senior Lien Series A (MBIA Insured) 5.000%, due 02/15/18	1,675,000	1,737,897
Houston Texas Airport Systems Revenue (Escrowed to Maturity) 7.600%, due 07/01/10	95,000	101,424
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (FSA Insured) 5.250%, due 11/15/17	2,500,000	2,723,100
Katy Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,132,900
Keller Independent School District Refunding (PSF-GTD) 5.000%, due 08/15/16	1,500,000	1,607,370
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,863,628
Midlothian Development Authority Tax Increment Contract Revenue Refunding Series A (Radian Insured) 5.000%, due 11/15/14	560,000	559,899

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (FSA Insured) 5.000%, due 09/01/21	$1,450,000	$1,488,280
5.000%, due 09/01/22	1,400,000	1,427,594
Pasadena Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/19	2,000,000	2,127,080
Pasadena Independent School District School Building (PSF-GTD) 5.000%, due 02/15/14	1,160,000	1,252,545
Red River Authority Pollution Control (MBIA Insured) 4.450%, due 06/01/20	2,500,000	2,368,725
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	2,970,495
SA Energy Acquisition Public Facility Corp. Gas Supply Revenue 5.250%, due 08/01/17	1,000,000	988,090
San Antonio General Improvement 5.000%, due 02/01/14	3,880,000	4,198,121
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,619,085
Tarrant County Health Facilities Development Corp. Health Systems Revenue Texas Health Resources Systems Series A (Escrowed to Maturity) (MBIA Insured) 5.750%, due 02/15/15	3,000,000	3,346,860
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (MBIA Insured) 6.100%, due 09/01/13[5]	25,000	20,898
University of Texas Revenue Refunding Financing Systems Series D 5.000%, due 08/15/17	2,000,000	2,167,360
		46,808,552
Utah—0.20%
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[2]	685,000	693,008

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Virginia—1.84%
Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured) 6.100%, due 02/01/11[2]	$2,000,000	$2,090,560
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Pre-refunded with FNMA obligations to 06/01/15 @ 100) 5.625%, due 06/01/37	3,810,000	4,229,633
		6,320,193
Washington—4.48%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,567,300
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,629,655
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,097,160
Port Seattle Revenue Series B (AMBAC Insured) 5.000%, due 10/01/12[2]	1,425,000	1,453,885
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,038,130
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	20,000	21,438
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,308,302
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,669,450
Washington State Unrefunded Balance Series 93-A (FSA Insured) 5.750%, due 10/01/12	1,480,000	1,581,158
		15,366,478

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—1.43%
Badger Tobacco Asset Securitization Corp. 5.500%, due 06/01/10	$2,150,000	$2,166,576
Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds 5.750%, due 06/01/11	1,640,000	1,667,667
Wisconsin State Certificates of Participation Master Lease Series A (MBIA Insured) 5.000%, due 03/01/13	1,000,000	1,060,590
		4,894,833
Wyoming—0.60%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds (MBIA Insured) 5.000%, due 06/15/13	2,000,000	2,075,060
Total municipal bonds and notes (cost—$341,560,553)		338,541,478
	Number of shares

Tax-free money market fund[6]—0.01%
State Street Global Advisors Tax Free Money Market Fund 1.880% (cost—$15,556)	15,556	15,556
Total investments (cost—$341,576,109)—98.62%		338,557,034
Other assets in excess of liabilities—1.38%		4,750,246
Net assets—100.00%		$343,307,280

1  Step-up bond that converts to the noted fixed rate at a designated future date.

2  Security subject to Alternative Minimum Tax.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.49% of net assets as of July 31, 2008, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

5  Zero coupon bond; interest rate represents annualized yield at date of purchase.

6  Rate shown reflects yield at July 31, 2008.

ACA  American Capital Access

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2008

AGC  Associated General Contractors

AMBAC  American Municipal Bond Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

CBI  Certificates of Bond Insurance

CIFG  CDC IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

MBIA  Municipal Bond Investors Assurance

MGIC  Mortgage Guaranty Insurance Corporation

PSF  Permanent School Fund

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares returned 12.95% (before the deduction of the maximum UBS PACE Select program fee; 11.27% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Global Aggregate ex US Index (in USD) (the "benchmark") returned 13.68%, and the median return for the Lipper Global Income Funds category1 was 7.89%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 75. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments

Rogge Global Partners

During the reporting period, the Portfolio delivered strong returns, but lagged its benchmark slightly, hurt by its yield curve positioning and exposure to issues in the financial sector.

From a country selection perspective, an overweight to Australia benefited performance, while an underweight to the UK detracted from the Portfolio's performance. Overweights to the Eurozone and Sweden also hurt performance, while a small exposure to emerging markets debt produced flat returns.

From a currency positioning perspective, a short British pound position was a key positive contributor to performance. Our long position in the Australian dollar added to returns, as did a long position in the Brazilian real as the real continued to benefit from strong domestic economic growth and high commodity prices.2 Early in the reporting period, a short Japanese yen position subtracted from performance, as the yen rallied when risk aversion gripped the markets. A long exposure to a basket of Asian currencies also detracted from performance, primarily due to a long Indian

1  Note that the funds in this Lipper category include strategic allocations to US dollar-denominated assets. As a result, these funds are individually benchmarked against indices that include USD. The Portfolio, however, does not target an index with USD in it. During periods of dollar weakness, it will appear to be outperforming the Lipper category for reasons unrelated to active management, as was the case during the reporting period.

2  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when our research indicates that securities are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Advisors:

Rogge Global Partners plc ("Rogge Global Partners"); Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW") for the period from August 1-August 22, 2007

Portfolio Managers:

Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David Marmon

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets in bonds of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Advisors' comments – concluded

rupee position. In addition, a long position in the Norwegian krone hurt performance slightly.

Through most of the reporting period, the Portfolio's duration was greater than its benchmark's. (Duration measures a portfolio's sensitivity to interest rate changes.) This added to performance through much of the period, as government bond yields fell as growth prospects deteriorated. However, some of these gains were given back in April and May of 2008, as bond markets briefly became concerned about global inflationary pressures.

Our portion of the Portfolio was positioned to take advantage of possible yield curve steepening in the Eurozone during the first half of 2008. (A yield curve is said to steepen when the spread between the yield on long-term and short-term Treasury bonds increases.) However, this stance subtracted from performance as yield curves in that area generally flattened, given the European Central Bank's concerns about inflationary pressures in the region.

Within the corporate bond portion of the Portfolio, we reduced exposure to issues in the financial sector ahead of bond market turmoil in mid-2007, and cut exposure further as the risk environment deteriorated in the second half of 2007. In the second quarter of 2008, we believed that financial sector spreads had reached fundamentally attractive levels, and that the Federal Reserve and other central banks demonstrated that they were clearly unwilling to risk further damage to the financial system. However, this positioning was not rewarded during the reporting period.

FFTW

We managed a portion of the Portfolio from August 1, 2007 through the end of the business day on August 22, 2007. In early August 2007, we began liquidating our non-government exposures, including corporate credit, mortgage-backed and asset-backed securities. As credit exposures were liquidated, the proceeds were invested in government and sovereign securities in an effort to manage the Portfolio's duration exposure. Through this short period, concerns over the impact of hedge fund liquidations, subprime spillover and issues related to structured credit, caused global credit spreads to widen as investors flocked to US Treasury bonds and sovereign bonds.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

Investment process (concluded)

FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia) plus emerging markets, and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio, the Lehman Brothers Global Aggregate ex US Index (in USD), and the Citigroup World Government Bond Index (WGBI)SM (unaudited)

The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Lehman Brothers Global Aggregate ex US Index (in USD), and the Citigroup World Government Bond Index (WGBI)SM over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	12.76%	6.55%	N/A	7.18%
maximum sales charge	Class B3	11.89%	5.74%	N/A	6.10%
or UBS PACE Select	Class C4	12.20%	6.03%	N/A	6.72%
program fee	Class Y5	13.16%	6.88%	N/A	7.17%
	Class P6	12.95%	6.79%	5.70%	5.58%
After deducting	Class A2	7.65%	5.57%	N/A	6.54%
maximum sales charge	Class B3	6.89%	5.42%	N/A	6.10%
or UBS PACE Select	Class C4	11.45%	6.03%	N/A	6.72%
program fee	Class P6	11.27%	5.20%	4.13%	4.00%
Lehman Brothers Global Aggregate ex US Index (in USD)		13.68%	7.93%	6.18%	5.80%
Citigroup World Government Bond Index (WGBI)SM		13.86%	7.08%	6.55%	6.00%
Lipper Global Income Funds median		7.89%	5.73%	5.13%	5.64%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 9.57%; 5-year period, 4.70%; since inception, 6.55%; Class B—1-year period, 8.89%; 5-year period, 4.58%; since inception, 6.10%; Class C—1-year period, 13.46%; 5-year period, 5.16%; since inception, 6.73%; Class Y—1-year period, 15.19%; 5-year period, 6.03%; since inception, 7.19%; Class P—1-year period, 13.35%; 5-year period, 4.35%; 10-year period, 4.08%; since inception, 4.00%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.32% and 1.25%; Class B—2.08% and 2.00%; Class C—1.80% and 1.75%; Class Y—0.98% and 0.93%; and Class P—1.17% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P). Effective December 1, 2005, the Portfolio's benchmark was changed to the Lehman Brothers Global Aggregate ex US Index (in USD). The other index that is shown is for supplemental purposes only.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Global Aggregate ex US Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect fees and expenses.

The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Weighted average duration	6.57	yrs.
Weighted average maturity	8.88	yrs.
Average coupon	4.11%
Net assets (mm)	$670.8
Number of holdings	152
Portfolio composition[1]	07/31/08
Long-term global debt securities	93.3%
Futures and forward foreign currency contracts	(0.6)
Cash equivalents and other assets less liabilities	7.3
Total	100.0%
Quality diversification[1]	07/31/08
US government securities	1.9%
AAA	40.5
AA	22.9
A	10.5
BBB	4.0
BB	0.3
Non-rated	13.2
Futures and forward foreign currency contracts	(0.6)
Cash equivalents and other assets less liabilities	7.3
Total	100.0%
Top five countries of origin[1]	07/31/08
Germany	23.3%
Japan	16.4
United States	15.0
France	8.4
Netherlands	8.4
Total	71.5%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Long-term global debt securities—93.32%
Australia—0.30%
Australia & New Zealand Banking Group Ltd. 4.450%, due 02/05/15[2]	EUR	450,000	$679,928
BHP Billiton Finance 4.125%, due 05/05/11	EUR	900,000	1,354,205
			2,034,133
Brazil—0.18%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	1,050,000	1,171,800
Canada—1.73%
Government of Canada 4.000%, due 06/01/16		910,000	915,528
5.750%, due 06/01/33		1,640,000	2,000,273
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	6,123,225
Xstrata Canada Financial Corp. 6.250%, due 05/27/15	EUR	1,700,000	2,530,296
			11,569,322
Cayman Islands—0.16%
Pacific Life Funding LLC 5.125%, due 01/20/15	GBP	600,000	1,091,158
Czech Republic—0.35%
CEZ AS 6.000%, due 07/18/14	EUR	1,500,000	2,363,946
Denmark—0.46%
Dong Energy A/S 3.500%, due 06/29/12	EUR	950,000	1,383,574
Nykredit A/S 4.000%, due 01/01/12		8,613,000	1,733,005
			3,116,579
France—8.40%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	1,102,357
5.250%, due 01/23/14[2]		1,900,000	2,955,190
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		4,500,000	6,624,842
Credit Agricole (London) 5.971%, due 02/01/18		2,500,000	3,973,837
Dexia Municipal Agency 4.500%, due 04/27/15		7,500,000	11,421,617
Electricite De France 5.375%, due 05/29/20		1,000,000	1,555,826
France Telecom 8.125%, due 01/28/33		350,000	660,597

Security description	Face amount[1]	Value
Long-term global debt securities—(continued)
France—(concluded)
Republic of France 4.000%, due 04/25/55	1,250,000	$1,686,471
5.000%, due 10/25/11	60,000	95,313
5.500%, due 04/25/10	9,460,000	15,015,896
5.750%, due 10/25/32	2,520,000	4,459,284
Societe Generale 4.875%, due 12/18/14[2]	2,100,000	3,195,950
5.250%, due 03/28/13	2,350,000	3,614,073
		56,361,253
Germany—23.31%
Bayerische Landesbank 4.000%, due 01/16/12	7,340,000	11,130,547
5.750%, due 10/23/17	1,550,000	2,252,737
Bundesobligation 2.500%, due 10/08/10	3,460,000	5,206,566
3.250%, due 04/09/10	1,600,000	2,449,215
4.250%, due 10/12/12	1,440,000	2,242,479
DEPFA Deutsche Pfandbriefbank AG 4.000%, due 03/15/13	6,605,000	9,928,382
Deutsche Bank AG 3.625%, due 03/09/17[2]	4,900,000	7,026,762
4.500%, due 03/07/11	1,700,000	2,592,063
Deutsche Genossenschafts- Hypothekenbank 4.000%, due 10/31/16	4,050,000	5,969,819
Federal Republic of Germany 3.250%, due 07/04/15	1,810,000	2,649,526
3.500%, due 01/04/16	18,134,000	26,826,192
3.750%, due 07/04/13	1,950,000	2,975,825
4.000%, due 07/04/16	605,000	921,806
4.000%, due 01/04/37	3,860,000	5,395,981
4.250%, due 01/04/14	400,000	623,934
4.250%, due 07/04/17	1,510,000	2,340,960
4.500%, due 01/04/13	240,000	377,325
4.750%, due 07/04/28	340,000	532,847
5.000%, due 07/04/12	24,650,000	39,393,506
5.250%, due 01/04/11	710,000	1,132,402
Kreditanstalt Fuer Wiederaufbau 3.500%, due 04/17/09	5,610,000	8,682,393
5.250%, due 07/04/12	4,100,000	6,533,765
NRW Bank 3.875%, due 01/27/20	2,300,000	3,287,380
SEB AG 4.250%, due 05/07/13	3,900,000	5,902,108
		156,374,520
Ireland—0.68%
Bank of Ireland Mortgage Bank 3.500%, due 09/22/09	2,550,000	3,900,565
UT2 Funding PLC 5.321%, due 06/30/16	540,000	634,982
		4,535,547

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Japan—16.40%
Bank of Tokyo- Mitsubishi UFJ 3.500%, due 12/16/15[2]	EUR	2,300,000	$3,343,581
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,231,647
2.300%, due 03/19/26		50,000,000	474,960
Government of Japan 1.400%, due 09/20/15		128,000,000	1,198,982
1.500%, due 09/20/14		648,000,000	6,119,202
1.700%, due 12/20/16		1,755,000,000	16,693,200
1.700%, due 03/20/17		3,046,400,000	28,879,031
1.900%, due 06/20/16		728,800,000	7,057,305
2.000%, due 03/20/16		3,483,000,000	33,959,097
2.200%, due 09/20/26		613,000,000	5,733,949
2.300%, due 12/20/36		380,000,000	3,425,759
Japan Finance Corp. Municipal Enterprises 1.900%, due 06/22/18		40,000,000	374,392
Sumitomo Mitsui Banking 4.375%, due 10/15/15[3,4]	EUR	1,250,000	1,529,180
			110,020,285
Luxembourg—5.86%
European Investment Bank 1.400%, due 06/20/17	JPY	42,000,000	384,592
4.500%, due 01/14/13	GBP	1,775,000	3,399,096
4.625%, due 03/21/12	USD	18,500,000	19,060,643
4.750%, due 08/05/10		5,000,000	7,812,512
6.000%, due 12/07/28	GBP	3,200,000	7,079,557
John Deere Bank SA 6.000%, due 06/23/11		1,000,000	1,579,052
			39,315,452
Malaysia—0.05%
Petronas Capital Ltd. 6.375%, due 05/22/09	EUR	200,000	312,532
Mexico—0.26%
United Mexican States 5.500%, due 02/17/20	EUR	300,000	437,538
7.500%, due 03/08/10	EUR	800,000	1,284,830
			1,722,368
Netherlands—8.40%
Bank Nederlandse Gemeenten 3.750%, due 12/16/13		200,000	297,964
4.375%, due 01/19/15	GBP	660,000	1,234,453
BAT Holdings BV 4.375%, due 09/15/14		1,650,000	2,337,740
Deutsche Telekom International Finance 8.125%, due 05/29/12		955,000	1,604,024
E.ON International Finance BV 5.750%, due 05/29/09		3,000,000	4,695,116

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
EDP Finance BV 5.375%, due 11/02/12[5]	USD	3,600,000	$3,599,950
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[3,4]		700,000	849,386
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	2,256,365
Generali Finance BV 6.214%, due 06/16/16[3,4]	GBP	750,000	1,317,098
Government of the Netherlands 4.250%, due 07/15/13		3,365,000	5,224,543
5.500%, due 01/15/28		1,830,500	3,109,315
7.500%, due 01/15/23		2,020,000	4,073,040
ING Bank NV 4.250%, due 03/19/13		7,500,000	11,268,407
6.125%, due 05/29/23[2]		800,000	1,193,663
Linde Finance BV 4.750%, due 04/24/17		1,040,000	1,511,168
Rabobank Nederland 5.000%, due 01/25/12	USD	6,700,000	6,941,414
RWE Finance BV 5.125%, due 07/23/18		900,000	1,375,760
Siemens Financieringsmat 6.125%, due 09/14/66[2]	GBP	650,000	1,126,368
Urenco Finance NV 5.375%, due 05/22/15		1,500,000	2,336,730
			56,352,504
Norway—1.78%
DnB NOR Boligkreditt 4.125%, due 02/01/13	EUR	7,370,000	11,080,630
Statkraft AS 4.625%, due 09/22/17	EUR	600,000	861,766
			11,942,396
Peru—0.48%
Republic of Peru 7.350%, due 07/21/25	USD	1,800,000	2,038,500
8.750%, due 11/21/33	USD	900,000	1,170,000
			3,208,500
Philippines—0.32%
Republic of Philippines 8.375%, due 02/15/11	USD	2,000,000	2,140,000
Russia—0.76%
Gaz Capital (Gazprom) 4.560%, due 12/09/12	EUR	3,200,000	4,516,779
8.625%, due 04/28/34	USD	100,000	107,000
Russian Ministry of Finance 3.000%, due 05/14/11	USD	500,000	478,377
			5,102,156

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Singapore—0.31%
DBS Bank Ltd. 5.000%, due 11/15/19[2,5]	USD	1,250,000	$1,156,114
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,5]	USD	1,000,000	947,890
			2,104,004
Spain—1.48%
Santander International Debt SA 5.625%, due 02/14/12		3,000,000	4,672,767
Santander Issuances 4.500%, due 09/30/19[2]		1,600,000	2,257,735
Telefonica Emisiones SAU 6.221%, due 07/03/17	USD	3,000,000	2,987,649
			9,918,151
Sweden—4.24%
Kingdom of Sweden 3.500%, due 12/01/15		22,400,000	4,847,703
4.500%, due 08/12/15		10,360,000	1,734,168
6.750%, due 05/05/14		11,320,000	2,093,623
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,900,000	2,813,077
Skandinaviska Enskilda 4.500%, due 04/25/13	EUR	3,880,000	5,894,990
Sweden Government Bond 3.750%, due 08/12/17		68,050,000	10,837,913
5.000%, due 12/01/20		1,340,000	237,694
			28,459,168
Switzerland—0.67%
Credit Suisse London 5.125%, due 09/18/17	EUR	3,000,000	4,468,083
United Kingdom—7.64%
Anglian Water Services Finance 6.250%, due 06/27/16	EUR	900,000	1,431,438
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	2,125,216
Barclays Bank PLC 4.500%, due 03/04/19[2]	EUR	2,200,000	3,131,016
6.000%, due 01/23/18	EUR	3,550,000	5,402,223
HBOS PLC 6.750%, due 05/21/18[5]	USD	1,200,000	1,081,876
HSBC Holdings PLC 3.625%, due 06/29/20[2]	EUR	1,050,000	1,388,817
6.250%, due 03/19/18	EUR	3,600,000	5,709,813
Lloyds TSB Bank PLC 5.625%, due 03/05/18[2]	EUR	1,450,000	2,220,393
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,619,183
Network Rail Infrastructure Finance 4.875%, due 11/27/15		705,000	1,370,840
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	2,300,000	3,487,471
6.934%, due 04/09/18	EUR	250,000	400,159

Security description	Face amount[1]		Value
Long-term global debt securities—(concluded)
United Kingdom—(concluded)
Scottish & Southern Energy 6.125%, due 07/29/13	EUR	900,000	$1,420,600
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,959,727
United Kingdom Treasury Bonds 4.000%, due 03/07/09		3,300,000	6,503,022
4.000%, due 09/07/16		194,000	365,679
4.250%, due 12/07/55		2,920,000	5,757,488
4.750%, due 09/07/15		1,118,000	2,214,535
5.000%, due 03/07/25		1,315,000	2,640,124
			51,229,620
United States—9.10%
Bank of America Corp. 4.000%, due 03/28/18[2]	EUR	2,600,000	3,514,853
5.750%, due 12/01/17		5,000,000	4,691,485
Bank of New York Mellon 4.500%, due 04/01/13		1,820,000	1,751,299
Citigroup, Inc. 2.400%, due 10/31/25	JPY	46,100,000	338,754
Goldman Sachs Group, Inc. 5.950%, due 01/18/18		950,000	902,433
6.150%, due 04/01/18		700,000	674,311
IBM Corp. 5.700%, due 09/14/17		3,000,000	3,044,487
Inter-American Development Bank 4.750%, due 10/19/12		6,000,000	6,193,980
5.125%, due 09/13/16		12,000,000	12,539,160
JP Morgan Chase Bank N.A. 4.625%, due 05/29/17[2]	EUR	1,000,000	1,437,744
6.000%, due 10/01/17		4,850,000	4,709,573
Morgan Stanley 6.625%, due 04/01/18		3,600,000	3,332,308
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,162,249
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	2,313,012
US Treasury Inflation Index Notes 3.875%, due 01/15/09		7,923,420	8,061,462
US Treasury Notes 3.375%, due 06/30/13		1,580,000	1,587,654
3.875%, due 05/15/18		3,200,000	3,172,499
Vodafone Group PLC 5.625%, due 02/27/17		980,000	941,009
Wells Fargo Bank N.A. 5.750%, due 05/16/16		700,000	679,888
			61,048,160
Total long-term global debt securities (cost—$595,513,985)			625,961,637

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Security description	Number of shares	Value
Money market funds[6]—0.00%
DWS Money Market Series Institutional, 2.533% (cost—$110)	110	$110

Security description	Face amount[1]	Value
Repurchase agreement—5.90%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $33,213,382 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$40,391,410); proceeds: $39,600,639 (cost—$39,599,000)	$39,599,000	$39,599,000
Total investments (cost—$635,113,095)— 99.22%	.	665,560,747
Other assets in excess of liabilities—0.78%		5,239,201
Net assets—100.00%		$670,799,948

  Note: The portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

3  Variable rate security. The interest rate shown is the current rate as of July 31, 2008, and resets at the next call date.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.01% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Rates shown reflect yield at July 31, 2008.

Affiliated Issuer Table

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$496,397	$113,899,007	$114,395,404	$0	$26,163

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
616	AUD	Australia Bond 10 Year Futures	September 2008	$55,713,542	$57,159,748	$1,446,206
120	CAD	Canada Government Bond 10 Year Futures	September 2008	13,922,096	13,919,297	(2,799)
449	EUR	Euro Bund 10 Year Futures	September 2008	78,648,698	78,773,674	124,976
21	JPY	Japan Government Bond 10 Year Futures	September 2008	26,049,648	26,550,064	500,416
452	USD	US Treasury Note 2 Year Futures	September 2008	95,394,232	95,824,000	429,768
				269,728,216	272,226,783	2,498,567
		Sale contracts		Proceeds
25	EUR	Euro Bobl 5 Year Futures	September 2008	4,187,376	4,184,126	3,250
49	GBP	United Kingdom Long Gilt 10 Year Futures	September 2008	10,373,418	10,431,322	(57,904)
126	USD	US Treasury Bond 20 Year Futures	September 2008	14,455,256	14,553,000	(97,744)
283	USD	US Treasury Note 5 Year Futures	September 2008	31,166,769	31,508,070	(341,301)
534	USD	US Treasury Note 10 Year Futures	September 2008	60,325,656	61,318,219	(992,563)
				120,508,475	121,994,737	(1,486,262)
						$1,012,305

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	33,661,150	EUR	20,383,710	09/09/08	$201,932
Canadian Dollar	17,221,165	AUD	18,357,690	09/09/08	383,531
Canadian Dollar	1,878,000	EUR	1,209,779	09/09/08	49,930
Canadian Dollar	3,794,387	GBP	1,952,850	09/09/08	155,452
Canadian Dollar	7,295,925	NOK	37,004,932	09/09/08	73,069
Canadian Dollar	13,349,653	USD	13,410,065	09/09/08	379,327
Danish Krone	61,492,797	GBP	6,585,927	09/09/08	188,308
Euro	6,000,000	CAD	9,386,268	09/09/08	(177,190)
Euro	3,809	CHF	6,129	09/09/08	(75)
Euro	8,302,944	DKK	59,919,334	09/09/08	(5,083)
Euro	2,200,000	GBP	1,738,792	09/09/08	11,792
Euro	1,077,704	GBP	858,531	09/09/08	19,130
Euro	61,979,010	JPY	10,040,599,636	09/09/08	(3,190,258)
Euro	12,445,560	NOK	98,493,787	09/09/08	(222,286)
Euro	2,250,000	SEK	21,159,250	09/09/08	(15,271)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	1,799,192	USD	2,813,496	09/09/08	$12,986
Euro	5,188,349	USD	7,916,331	09/09/08	(159,530)
Euro	151,211	USD	233,989	09/09/08	(1,376)
Euro	970,000	USD	1,508,609	09/09/08	(1,233)
Euro	5,702,686	USD	8,921,872	09/09/08	45,426
Euro	3,340,838	USD	5,250,726	09/09/08	50,585
Euro	3,239,219	USD	5,067,194	09/09/08	25,227
Euro	20,000	USD	31,384	09/09/08	253
Great Britain Pound	11,827,458	AUD	24,480,473	09/09/08	(445,531)
Great Britain Pound	31,715,030	EUR	39,701,503	09/09/08	(877,892)
Great Britain Pound	458,235	JPY	92,998,801	09/09/08	(41,550)
Great Britain Pound	1,779,606	NZD	4,494,396	09/09/08	(239,512)
Japanese Yen	985,845,066	AUD	10,039,155	09/09/08	243,374
Japanese Yen	1,084,503,355	EUR	6,438,285	09/09/08	(54,168)
Japanese Yen	603,757,919	USD	5,794,222	09/09/08	184,996
Japanese Yen	1,087,298,745	USD	10,108,107	09/09/08	6,534
New Zealand Dollar	3,989,400	USD	3,082,489	09/09/08	173,413
Norwegian Krone	6,466,958	GBP	649,260	09/09/08	25,718
Norwegian Krone	35,318,707	SEK	41,695,500	09/09/08	4,355
Norwegian Krone	6,936,884	USD	1,360,000	09/09/08	11,293
Swedish Krona	21,314,314	EUR	2,284,443	09/09/08	43,330
Swedish Krona	1,043,512	USD	172,556	09/09/08	591
Swedish Krona	368,659,039	USD	61,422,187	09/09/08	669,018
United States Dollar	40,182,683	AUD	42,386,796	09/09/08	(484,407)
United States Dollar	3,716,933	BRL	6,660,000	09/17/08	481,856
United States Dollar	4,600,000	CAD	4,675,449	09/09/08	(36,244)
United States Dollar	5,069,666	DKK	24,230,469	09/09/08	(15,463)
United States Dollar	7,916,331	EUR	5,130,746	09/09/08	69,869
United States Dollar	10,490,272	EUR	6,792,018	09/09/08	81,761
United States Dollar	66,968,444	EUR	42,896,043	09/09/08	(199,134)
United States Dollar	23,971,165	GBP	12,224,511	09/09/08	186,735
United States Dollar	2,149,105	INR	86,480,000	09/09/08	(135,111)
United States Dollar	707,899	INR	28,500,000	09/17/08	(44,175)
United States Dollar	1,266,451	INR	51,000,000	09/17/08	(78,735)
United States Dollar	17,255,072	INR	695,250,000	09/17/08	(1,063,702)
United States Dollar	1,568,508	KRW	1,550,000,000	09/17/08	(40,007)
United States Dollar	2,735,516	KRW	2,670,000,000	09/17/08	(102,548)
United States Dollar	8,667,451	KRW	8,472,000,000	09/17/08	(312,957)
United States Dollar	3,149,606	MYR	10,000,000	09/17/08	(78,919)
United States Dollar	18,780,636	NOK	95,403,751	09/09/08	(231,720)
United States Dollar	10,424,875	SEK	62,544,620	09/09/08	(117,834)
United States Dollar	31,142,834	SEK	187,115,356	09/09/08	(307,158)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	18,514,477	SGD	25,450,000	09/17/08	$143,744
United States Dollar	2,316,096	SGD	3,180,000	09/17/08	15,265
United States Dollar	11,826,175	TWD	349,700,000	09/17/08	(412,928)
					$(5,153,197)

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MYR  Malaysian Ringgit

NZD  New Zealand Dollar

NOK  Norwegian Krone

SEK   Swedish Krona

SGD   Singapore Dollar

TWD   Taiwan Dollar

USD   United States Dollar

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	53.59%	—
Repurchase agreement	—	5.95%
Banks and other financial institutions	33.50	—
Industrial	6.96	—
Money market funds	—	0.00 [8]
	94.05%	5.95%

8  Weighting represents less than 0.005% of total investments as of July 31, 2008.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares returned 0.71% (before the deduction of the maximum UBS PACE Select program fee; and declined 0.79% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") declined 1.51%, and the median decline for the Lipper High Current Yield Funds category was 0.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 87. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

Overall, the Portfolio outperformed its benchmark during the reporting period. This was largely due to conservative positioning relative to the benchmark, including below-market risk exposure and a focus on downside protection.

During the reporting period, we maintained overweights in defensive sectors such as energy, coal, chemicals and services, while increasing weightings in the defense, consumer packaging, food and beverage, energy and healthcare sectors. The Portfolio participated in virtually none of the CCC-rated highly leveraged buyout deals that dominated new issuance in 2007, which benefited performance as many of these transactions have been among the most severely punished since the market downturn in late 2007.

One disappointment during the reporting period was in the homebuilding sector. While this strategy turned out to be unprofitable, its impact on the Portfolio's performance was minor. In addition, the Portfolio held a small position in the bonds of SemGroup, an energy company that unexpectedly filed for bankruptcy in July. However, the impact on performance was also relatively minor.

On the other hand, underweights in the auto complex, financial services and directories sectors, as well as our overweights in the energy, chemicals, packaging and aerospace sectors helped relative performance during the period. All things considered, we believed that the conservative positioning of the Portfolio was appropriate.

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Louis Cohen and Team

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Advisors' comments – concluded

In the near term, we believe there is more potential downside to the high yield market than there are upside opportunities. However, as spreads widen beyond 800 basis points, we will review our strategy and explore the market for investment opportunities that offer greater risk—and greater potential reward.

Special note regarding bank loans:

Beginning in the first quarter of 2008, the Portfolio may invest in loan participations and assignments. In a loan assignment, the loan is transferred to a new owner, in essence transferring the credit agreement from the original lender to the buyer. In contrast, a participation in a loan only transfers credit risk and interest payments to the buyer; the seller remains on the books as the lender of record. Participants do not become parties to the credit agreement. There are two basic categories of loans (leveraged and investment grade) and types of payment (variable rate, which is the most common, and fixed rate). Loans typically mature in one to ten years but are often prepaid in less than five years. Bank loans may be senior debt, senior subordinated debt or junior subordinated debt. Holders of senior loans normally have priority over the claims of most or all other creditors on the borrower's cash flow. In theory, senior loans must be repaid before claims from senior subordinated debt holders and junior subordinated debt holders.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Merrill Lynch Global High Yield Index (hedged in USD) (unaudited)

The graph depicts the performance of UBS PACE High Yield Investments Class P shares versus the Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2008. The performance of Class A shares will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	Since inception[1]
Before deducting maximum sales charge or UBS PACE Select	Class A2	0.58%	1.94%
program fee	Class P3	0.71%	2.26%
After deducting maximum sales charge or UBS PACE Select	Class A2	-3.93%	-0.13%
program fee	Class P3	-0.79%	0.74%
Merrill Lynch Global High Yield Index (hedged in USD)		-1.51%	2.67%
Lipper High Current Yield Funds median		-0.67%	2.42%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -5.46%; since inception, 0.42%; Class P—1-year period, -2.12%; since inception, 1.41%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.95% and 1.35%; Class B—2.70% and 2.10%; Class C—2.45% and 1.85%; Class Y—2.32% and 1.10%; and Class P—1.71% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares and May 1, 2006 for Class A shares. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Merrill Lynch Global High Yield Index (hedged in USD): US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling, or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Weighted average duration	3.9	yrs.
Weighted average maturity	5.8	yrs.
Average coupon	7.15%
Net assets (mm)	$145.2
Number of holdings	179
Portfolio composition[1]	07/31/08
Long-term debt securities (bonds and loan assignments)	93.6%
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	6.3
Total	100.0%
Quality diversification[1]	07/31/08
BB & higher	51.8%
B	33.0
CCC & lower	3.4
Not rated	5.4
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	6.3
Total	100.0%
Asset allocation[1]	07/31/08
Corporate bonds	90.6%
Loan assignments	2.5
Asset-backed security	0.5
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	6.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate bonds—90.56%
Aerospace & defense—2.92%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		$1,575,000	$1,515,937
DRS Technologies, Inc. 6.875%, due 11/01/13		1,595,000	1,602,975
Hexcel Corp. 6.750%, due 02/01/15		1,150,000	1,112,625
			4,231,537
Airlines—0.26%
American Airlines, Inc., Series 2001-1, Class B 7.377%, due 05/23/19		467,913	240,685
Continental Airlines, Inc. 7.033%, due 06/15/11		163,376	135,602
			376,287
Apparel/textiles—0.44%
Phillips Van Heusen 8.125%, due 05/01/13		635,000	639,763
Auto & truck—2.99%
Allison Transmission, Inc. 11.000%, due 11/01/15[2]		205,000	185,525
11.250%, due 11/01/15[2]		100,000	87,000
Ford Motor Co. 7.450%, due 07/16/31		3,745,000	1,947,400
General Motors 8.375%, due 07/05/33	EUR	400,000	302,611
8.375%, due 07/15/33[4]		3,690,000	1,817,325
			4,339,861
Beverages—1.60%
Constellation Brands, Inc. 7.250%, due 09/01/16		740,000	714,100
7.250%, due 05/15/17		335,000	323,275
8.375%, due 12/15/14		470,000	480,575
Constellation Brands, Inc., Series B 8.125%, due 01/15/12		800,000	802,000
			2,319,950
Building & construction—0.37%
K. Hovnanian Enterprises 6.500%, due 01/15/14		640,000	403,200
7.750%, due 05/15/13		80,000	47,200
William Lyon Homes, Inc. 10.750%, due 04/01/13		200,000	86,000
			536,400
Building materials—0.64%
Interface, Inc. 10.375%, due 02/01/10		880,000	924,000

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Building products—0.46%
Nortek, Inc. 8.500%, due 09/01/14		$455,000	$257,644
US Concrete, Inc. 8.375%, due 04/01/14		500,000	415,000
			672,644
Building products-cement—0.52%
Texas Industries, Inc. 7.250%, due 07/15/13		767,000	751,660
Cable—3.44%
CCH I Holdings LLC 9.920%, due 04/01/14		670,000	358,450
Central Euro Media Enterprises 8.250%, due 05/15/12	EUR	100,000	154,425
Charter Communications Operating LLC 8.000%, due 04/30/12[2]		180,000	171,450
8.375%, due 04/30/14[2]		1,960,000	1,862,000
DIRECTV Holdings Finance 6.375%, due 06/15/15		85,000	80,113
8.375%, due 03/15/13		1,090,000	1,125,425
EchoStar DBS Corp. 6.375%, due 10/01/11		1,190,000	1,152,812
NTL Cable PLC 9.750%, due 04/15/14	GBP	50,000	88,949
			4,993,624
Car rental—0.98%
Avis Budget Car Rental . 7.625%, due 05/15/14		430,000	305,300
Europcar Groupe SA 8.356%, due 05/15/13[3]	EUR	300,000	339,268
Hertz Corp. 8.875%, due 01/01/14		850,000	779,875
			1,424,443
Chemicals—6.83%
Chemtura Corp. 6.875%, due 06/01/16		500,000	422,500
Degussa AG 5.125%, due 12/10/13	EUR	560,000	830,714
Hexion US Finance Corp./Nova Scotia 9.750%, due 11/15/14		425,000	362,313
Huntsman International LLC 6.875%, due 11/15/13	EUR	200,000	271,414
Huntsman LLC 11.500%, due 07/15/12		1,810,000	1,886,925
11.625%, due 10/15/10		100,000	104,000
Innophos, Inc. 8.875%, due 08/15/14		735,000	735,000
Invista 9.250%, due 05/01/12[2]		675,000	681,750

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Koppers Holdings, Inc. 9.875%, due 11/15/14[5]		$410,000	$369,000
Koppers, Inc. 9.875%, due 10/15/13		695,000	728,881
Mosaic Co. 7.375%, due 12/01/14[2]		830,000	854,900
7.875%, due 12/01/16[2]		480,000	504,000
Nalco Co. 7.750%, due 11/15/11		1,130,000	1,141,300
9.000%, due 11/15/13	EUR	430,000	643,907
Rockwood Specialties Group 7.625%, due 11/15/14	EUR	270,000	383,255
			9,919,859
Commercial services—3.95%
Aramark Corp. 8.500%, due 02/01/15		1,110,000	1,105,837
Ashtead Holdings PLC 8.625%, due 08/01/15[2]		490,000	428,750
Corrections Corp. of America 6.250%, due 03/15/13		430,000	420,325
6.750%, due 01/31/14		685,000	674,725
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	671,750
7.750%, due 01/15/15		1,735,000	1,735,000
United Rentals North America, Inc. 6.500%, due 02/15/12		780,000	703,950
			5,740,337
Communications equipment—2.19%
American Tower Corp. 7.000%, due 10/15/17[2]		530,000	528,675
7.125%, due 10/15/12		1,980,000	2,014,650
7.500%, due 05/01/12		630,000	641,025
			3,184,350
Computer software & services—1.23%
Sungard Term Loan B 4.510%, due 02/28/14[3]		1,895,190	1,786,975
Containers & packaging—4.53%
Ball Corp. 6.625%, due 03/15/18		310,000	300,700
6.875%, due 12/15/12		1,370,000	1,376,850
Crown Americas 7.625%, due 11/15/13		1,180,000	1,197,700
7.750%, due 11/15/15		410,000	423,325
Crown Euro Holdings SA 6.250%, due 09/01/11	EUR	440,000	641,723

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
IFCO Systems NV 10.375%, due 10/15/10	EUR	215,000	$342,075
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14		$1,710,000	1,680,075
6.750%, due 12/01/14	EUR	435,000	617,467
			6,579,915
Diversified operations—0.91%
SPX Corp. 7.625%, due 12/15/14[2]		795,000	812,887
Stena AB 5.875%, due 02/01/19	EUR	450,000	505,392
			1,318,279
Electric utilities—2.79%
Dynegy Holdings, Inc. 8.750%, due 02/15/12		615,000	627,300
Edison Mission Energy 7.500%, due 06/15/13		1,480,000	1,487,400
NRG Energy, Inc. 7.250%, due 02/01/14		1,980,000	1,930,500
			4,045,200
Electric-generation—0.22%
Intergen NV 8.500%, due 06/30/17	EUR	205,000	313,374
Electronics—1.69%
Itron, Inc. 7.750%, due 05/15/12		800,000	801,000
L-3 Communications Corp., Series B 6.375%, due 10/15/15		1,740,000	1,635,600
UCAR Finance, Inc. 10.250%, due 02/15/12		21,000	21,630
			2,458,230
Energy—2.51%
Arch Western Finance 6.750%, due 07/01/13		1,610,000	1,605,975
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,165,800
Massey Energy Co. 6.875%, due 12/15/13		895,000	875,981
			3,647,756
Finance-captive automotive—1.68%
Ford Motor Credit Co. 7.000%, due 10/01/13		785,000	562,365
GMAC LLC 6.625%, due 05/15/12		2,985,000	1,877,284
			2,439,649

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—0.76%
American Real Estate Partners Finance 7.125%, due 02/15/13		$975,000	$872,625
KAR Holdings, Inc. 10.000%, due 05/01/15		280,000	232,400
			1,105,025
Financial services—0.21%
Bear Stearns Cos., Inc. 7.000%, due 02/02/17[2,6]		320,000	306,272
Food—0.61%
Smithfield Foods, Inc. 7.000%, due 08/01/11		955,000	878,600
Gaming—5.31%
Harrah's Operating Co., Inc. 10.750%, due 02/01/16[2]		1,905,000	1,438,275
Mandalay Resort Group 6.375%, due 12/15/11		790,000	718,900
9.375%, due 02/15/10		825,000	804,375
MGM Mirage, Inc. 6.000%, due 10/01/09		795,000	775,125
7.500%, due 06/01/16		565,000	450,587
Mohegan Tribal Gaming 6.125%, due 02/15/13		1,070,000	930,900
Pinnacle Entertainment, Inc., I 7.500%, due 06/15/15		520,000	387,400
River Rock Entertainment 9.750%, due 11/01/11		490,000	472,850
Station Casinos 6.000%, due 04/01/12		595,000	398,650
Wynn Las Vegas LLC Corp. 6.625%, due 12/01/14		1,475,000	1,334,875
			7,711,937
Health care providers & services—1.65%
HCA, Inc. 6.500%, due 02/15/16		2,800,000	2,331,000
9.250%, due 11/15/16		55,000	56,650
			2,387,650
Hotels, restaurants & leisure—0.35%
TUI AG 5.125%, due 12/10/12	EUR	380,000	505,314
Industrial products & services—1.92%
Allied Waste North America, Inc. 6.875%, due 06/01/17		550,000	528,000
7.875%, due 04/15/13		315,000	320,512
Allied Waste North America, Series B 5.750%, due 02/15/11		1,970,000	1,945,375
			2,793,887

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Machinery—0.95%
Terex Corp. 7.375%, due 01/15/14		$1,410,000	$1,378,275
Machinery-agriculture & construction—1.20%
Case Corp. 7.250%, due 01/15/16		625,000	603,125
Case New Holland, Inc. 6.000%, due 06/01/09		1,140,000	1,134,300
			1,737,425
Manufacturing-diversified—1.61%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,125,000	1,040,625
Bombardier, Inc. 7.250%, due 11/15/16	EUR	250,000	368,515
RBS Global & Rexnord Corp. 9.500%, due 08/01/14		965,000	921,575
			2,330,715
Media—1.20%
Lamar Media Corp. 6.625%, due 08/15/15		285,000	256,500
7.250%, due 01/01/13		1,135,000	1,083,925
Series C, 6.625%, due 08/15/15		105,000	94,500
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	275,000	310,995
			1,745,920
Medical products—1.91%
Bausch & Lomb, Inc. 9.875%, due 11/01/15[2]		870,000	891,750
FMC Finance III SA 6.875%, due 07/15/17		1,165,000	1,118,400
Fresenius Medical Capital Trust IV 7.375%, due 06/15/11	EUR	500,000	768,226
			2,778,376
Metals—3.54%
California Steel Industries 6.125%, due 03/15/14		1,280,000	1,107,200
Century Aluminum Co. 7.500%, due 08/15/14		1,150,000	1,129,875
Freeport-McMoRan Copper & Gold, Inc. 8.250%, due 04/01/15		770,000	802,725
8.375%, due 04/01/17		535,000	560,412
Novelis, Inc. 7.250%, due 02/15/15[5]		1,315,000	1,216,375
RathGibson, Inc. 11.250%, due 02/15/14		335,000	318,250
			5,134,837

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—13.58%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	$706,924
6.375%, due 06/15/15		$2,185,000	2,064,825
7.500%, due 09/15/13		595,000	600,950
7.500%, due 06/15/14		515,000	519,506
Compton Petroleum Finance Corp. 7.625%, due 12/01/13		895,000	872,625
Delta Petroleum Corp. 7.000%, due 04/01/15		1,225,000	1,016,750
Denbury Resources, Inc. 7.500%, due 12/15/15		1,040,000	1,032,200
El Paso Corp. 6.875%, due 06/15/14		1,730,000	1,725,851
Forest Oil Corp. 8.000%, due 12/15/11		1,215,000	1,233,225
Hilcorp Energy Co. 9.000%, due 06/01/16[2]		540,000	529,200
Inergy LP 6.875%, due 12/15/14		1,510,000	1,359,000
Linn Energy LLC 9.875%, due 07/01/18[2]		265,000	260,363
Markwest Energy Partners 8.500%, due 07/15/16		845,000	842,888
Pacific Energy Partners 6.250%, due 09/15/15		65,000	63,645
Range Resources Corp. 7.375%, due 07/15/13		1,115,000	1,101,062
Regency Energy Partners 8.375%, due 12/15/13		1,113,000	1,135,260
Southwestern Energy Co. 7.500%, due 02/01/18[2]		330,000	338,250
Swift Energy Co. 7.625%, due 07/15/11		745,000	741,275
Targa Resources, Inc. 8.500%, due 11/01/13		540,000	513,000
Targa Resources Partners 8.250%, due 07/01/16[2]		445,000	418,300
Tenaska Alabama Partners 7.000%, due 06/30/21[2]		249,188	235,387
Williams Cos., Inc. 7.125%, due 09/01/11		55,000	57,200
8.125%, due 03/15/12		1,090,000	1,166,300
Williams Partners LP 7.500%, due 06/15/11		1,135,000	1,174,725
			19,708,711
Oil equipment—0.49%
National-Oilwell Varco, Inc., Series B 6.125%, due 08/15/15		720,000	714,411

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil refining—2.80%
Frontier Oil Corp. 6.625%, due 10/01/11		$1,575,000	$1,527,750
Petroplus Finance Ltd. 6.750%, due 05/01/14[2]		800,000	700,000
7.000%, due 05/01/17[2]		445,000	384,925
Tesoro Corp. 6.250%, due 11/01/12		1,445,000	1,318,562
6.500%, due 06/01/17		160,000	136,000
			4,067,237
Oil services—2.79%
Basic Energy Services 7.125%, due 04/15/16		975,000	911,625
CIE Generale de Geophysique 7.500%, due 05/15/15		1,270,000	1,257,300
Helix Energy Solutions 9.500%, due 01/15/16[2]		730,000	730,000
Hornbeck Offshore Services, Series B 6.125%, due 12/01/14		1,205,000	1,153,787
			4,052,712
Publishing—0.17%
R.H. Donnelley, Inc. 11.750%, due 05/15/15[2]		333,000	246,420
Real estate investment trust—0.86%
Ventas Realty LP Capital Corp. 6.750%, due 06/01/10		1,250,000	1,246,875
Retail—0.42%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15		625,000	612,500
Steel—0.53%
Mueller Water Products 7.375%, due 06/01/17		935,000	766,700
Telecommunication services—3.14%
MetroPCS Wireless, Inc. 9.250%, due 11/01/14		605,000	586,850
Nordic Telephone Co. Holdings 10.357%, due 05/01/16[3]	EUR	535,000	801,139
Qwest Communications International 7.250%, due 02/15/11		150,000	143,625
Qwest Corp. 6.500%, due 06/01/17		490,000	403,025
8.875%, due 03/15/12		585,000	583,538
Rogers Communications 8.000%, due 12/15/12		1,420,000	1,460,825
Rogers Wireless, Inc. 6.375%, due 03/01/14		15,000	15,051

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunication services—(concluded)
Softbank Corp. 7.750%, due 10/15/13	EUR	400,000	$561,546
			4,555,599
Telecommunications equipment—0.19%
Alcatel-Lucent 4.375%, due 02/17/09	EUR	180,000	276,562
Transportation services—1.22%
Bristow Group, Inc. 6.125%, due 06/15/13		$1,157,000	1,099,150
PHI, Inc. 7.125%, due 04/15/13		715,000	675,675
			1,774,825
Total corporate bonds (cost—$139,912,654)			131,460,878
Loan assignments[3]—2.55%
Paper & packaging—2.55%
Aleris International Term Loan 4.500%, due 12/19/13		1,120,000	974,400
Georgia Pacific Corp. Term Loan 4.551%, due 12/23/13		129,339	121,941
Georgia Pacific First Lien B Term Loan B 4.399%, due 02/15/14		175,375	165,343
Georgia Pacific Term Loan A 4.446%, due 12/23/10		1,490,683	1,405,416
Lyondell Bassell Term Loan B2 7.000%, due 05/22/15		1,246,875	1,034,906
Total loan assignments (cost—$3,818,573)			3,702,006
Asset-backed security—0.48%
Rutland Rated Investments, Series DRYD-1A, Class A1AL2,3 3.153%, due 06/20/13 (cost—$981,338)		1,440,000	697,950

Security description	Face amount[1]	Value
Repurchase agreement—5.26%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $6,408,835 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$7,793,903); proceeds: $7,641,316 (cost—$7,641,000)	$7,641,000	$7,641,000
	Number of shares
Investments of cash collateral from securities loaned—0.22%
Money market funds[7]—0.22%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%,	11,097	11,097
DWS Money Market Series Institutional, 2.533%,	12,359	12,359
UBS Private Money Market Fund LLC,[8] 2.325%,	296,274	296,274
Total money market funds and investments of cash collateral from securities loaned (cost—$319,730)		319,730
Total investments (cost—$152,673,295)—99.07%		143,821,564
Other assets in excess of liabilities—0.93%		1,345,191
Net assets—100.00%		$145,166,755

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 9.16% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

4  Security, or portion thereof, was on loan at July 31, 2008.

5  Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

6  Variable rate security. The interest rate shown is the current rate as of July 31, 2008, and resets periodically.

7  Rates shown reflect yield at July 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2008

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$755,048	$33,178,209	$33,636,983	$296,274	$22,033

EUR  Euro

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation
Euro	7,300,000	USD	11,468,483	08/29/08	$98,783

Currency type abbreviation:

USD  United States Dollar

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	90.8%
Canada	2.7
France	1.7
Germany	0.9
Bermuda	0.9
Denmark	0.6
Cayman Islands	0.5
Netherlands	0.5
Japan	0.4
United Kingdom	0.4
Sweden	0.4
Luxembourg	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 15.39% (before the deduction of the maximum UBS PACE Select program fee, and declined 16.65% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 1000 Value Index (the "benchmark") declined 15.15%, and the median return of the Lipper Large-Cap Value Funds category declined 14.46%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 100. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by positive stock selection in the energy and financial sectors. Stock selection in consumer services, healthcare and capital spending was negative versus the benchmark, however, offsetting these gains somewhat.

Sector weightings also helped the Portfolio's relative performance, primarily due to our underweighting in the financial sector. Our overweights in basic industries, consumer services, and consumer staples in addition to a slight overweight in healthcare were also beneficial to relative performance. On the downside, our underweight in energy, overweight in technology and underweight in utilities were negative contributors to relative performance.

The best-performing stocks in the Portfolio for the period were Occidental Petroleum, XTO Energy, Hess Oil, and Rio Tinto. Stocks detracting the most from performance were General Electric, Merck, Cisco Systems, Viacom and Texas Instruments.

In response to the changing stock market and economic environment, we increased our holdings in healthcare and reduced our holdings in financials and materials in the third quarter of 2007. In financials, we continue to emphasize companies with strong risk management and relatively low subprime mortgage exposure. In addition,

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood"), SSgA Funds Management, Inc. ("SSgA"), until May 26, 2008, and Pzena Investment Management, LLC ("Pzena"), commencing May 27, 2008

Portfolio Managers:

ICAP: Jerrold Senser and Team;

Westwood: Susan M. Byrne;

SSgA: James M. Johnson and Team;

Pzena: Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it choose common stocks it believes are currently undervalued.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – continued

our energy position has been restructured away from companies focused primarily on pure exploration and production orientation to more integrated energy companies, where we believe we were able to find better value.

Westwood

During the reporting period, exposure to high-quality securities helped our portion of the Portfolio to outperform its benchmark. The financials sector was a top contributor to relative performance due to both an underweight to the sector and strong security selection within the sector. MasterCard, Inc.,* performed well due to its exposure to international markets and relative lack of credit risk within its core business. The Portfolio benefited from an underweight to financial services companies that have been negatively impacted by exposure to the credit crisis.

Elsewhere, strong security selection and an overweight in the information technology sector contributed to relative performance. International Business Machines benefited from a series of positive announcements made during the latter part of the period, and Oracle Corp. recorded positive earnings surprises during the reporting period.

However, the Portfolio's relative performance was hindered by an underweight to, and poor stock selection in, the autos and transportation sectors, as well as the materials and processing sectors. Underperforming stocks included FedEx Corp.,* which fell due to investor concerns over the impact of a weakening economy. Other poor performers included materials and processing company Allegheny Technologies,* which was impacted by fears of weakening metal prices and slowing demand from the aerospace industry. In the consumer discretionary sector, Macy's* shares fell due to consumer fears of a weakening economy.

Specific names within financial services, including American Express* and Comerica, which were negatively impacted by the fears of credit losses tied to subprime debt, also detracted from relative performance. In addition, AIG* was hurt by news that there was a material weakness in its internal controls, and Citigroup

*  This position was no longer held by the Portfolio as of July 31, 2008.

Investment process (concluded)

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

SSgA uses several quantitative measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research is used to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting its highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting segment has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – continued

was negatively impacted by write-downs related to the subprime mortgage crisis. Lastly, General Electric performed poorly, citing continued economic headwinds.

SSgA

During the time in which we managed a portion of the Portfolio, from August 1, 2007 through May 26, 2008, we underperformed the benchmark. Our investment process, which incorporates perspectives on growth, investor sentiment, valuation and quality, offered mixed performance during the reporting period.

The Portfolio's shortfall relative to the benchmark was driven by stock selection, with the biggest detractors in the healthcare and energy sectors. Within healthcare, overweight positions in King Pharmaceuticals (-45%) and Aetna, Inc. (-25%) relative to the Index were the largest detractors from performance. The managed care industry as a whole suffered during the period due to a decline in Medicaid reimbursements. Additionally, an underweight position in Johnson & Johnson (+13%) hurt relative performance. Within energy, a small overweight position in Western Refining Inc. (-82%) had a negative impact on relative performance, and an overweight in Valero (-27%) detracted as oil refiners suffered during the period due to falling volume.

Offsetting some of the losses was positive stock selection and positioning in consumer discretionary, financials and materials. Within consumer discretionary, a large overweight position relative to the Index in McDonald's Corp. (+29%) helped performance, with strong earnings reports driving stock performance. Also during the period, a general underweight to the media industry contributed to relative performance as these stocks underperformed. Within financials, an underweight to banks helped relative performance as the credit crisis led to significant write-downs. Similarly, an underweight in the brokerage group also contributed positively. In the materials sector, overweight positions in CF Industries Holdings, Inc. (+133%) and Terra Industries Inc. (+54%) helped relative performance. Additionally, not holding any stocks within the paper and forest products sector enhanced our relative performance.

Pzena

During the short period during which we managed a portion of the Portfolio, from May 27, 2008 through July 31, 2008, we underperformed the benchmark. This was principally due to our overweight in financials, as well as stock selection in the technology sector.

In our view, the financial sector continues to represent the greatest opportunity available in the market. The sector has dominated the cheapest quintile of our investment universe for the past three years. During the past year or so, we believe that financials have gone from being merely undervalued to some of the most attractive valuations in history. Financial stocks are all being painted with the same brush due to subprime and liquidity concerns with some companies.

The principal detractor among our technology holdings was Alcatel-Lucent. Alcatel-Lucent was weak during the period, as was the entire technology sector, reflecting investors' concerns over the general economic environment and the continued ability of companies to invest in telecom equipment. We believe Alcatel-Lucent is focused on realizing significant cost savings from its merger and ongoing improving efficiencies. As the market for telecom equipment settles down, we believe the company is well-positioned to continue to

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – concluded

gain new business in both developed and emerging markets across the globe. With its strong balance sheet, we also believe the company is well-positioned to survive the current economic downturn.

In addition to the financials and technology sectors, we are also finding value opportunities in the consumer discretionary sector, where worries over high fuel prices and uncertainty over employment have driven valuations lower. In addition, consumers' declining net worth has weighed on consumer confidence and concerns over spending power.

While market pessimism has led to significant valuation declines among our holdings in the financial and consumer discretionary sectors, we have not materially changed our view of the long-term earnings power of these institutions. We continue to believe they represent some of the most attractive investment opportunities we have seen in some time.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 1000 Value Index (unaudited)

The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-15.56%	8.00%	N/A	4.20%
maximum sales charge	Class B3	-16.38%	7.07%	N/A	3.56%
or UBS PACE Select	Class C4	-16.24%	7.16%	N/A	3.41%
program fee	Class Y5	-15.30%	8.39%	N/A	4.31%
	Class P6	-15.39%	8.28%	3.35%	7.94%
After deducting	Class A2	-20.19%	6.78%	N/A	3.43%
maximum sales charge	Class B3	-20.08%	6.76%	N/A	3.56%
or UBS PACE Select	Class C4	-16.98%	7.16%	N/A	3.41%
program fee	Class P6	-16.65%	6.66%	1.81%	6.33%
Russell 1000 Value Index		-15.15%	8.52%	5.06%	9.63%
Lipper Large-Cap Value Funds median		-14.46%	7.18%	3.99%	7.97%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -22.85%; 5-year period, 7.02%; since inception, 3.53%; Class B—1-year period, -22.66%; 5-year period, 6.99%; since inception, 3.65%; Class C—1-year period, -19.70%; 5-year period, 7.39%; since inception, 3.52%; Class Y—1-year period, -18.09%; 5-year period, 8.60%; since inception, 4.41%; Class P—1-year period, -19.39%; 5-year period, 6.89%; 10-year period, 1.60%; since inception, 6.42%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.15% and 1.15%; Class B—2.05% and 2.02%; Class C—1.94% and 1.94%; Class Y—0.82% and 0.82%; and Class P—0.90% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth rates. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (bn)	$1.4
Number of holdings	97
Portfolio composition[1]	07/31/08
Common stocks	93.2%
ADRs	5.1
Cash equivalents and other assets less liabilities	1.7
Total	100.0%
Top five sectors[1]	07/31/08
Financials	25.6%
Information technology	13.9
Consumer discretionary	10.6
Health care	10.5
Energy	9.7
Total	70.3%
Top ten equity holdings[1]	07/31/08
JPMorgan Chase	3.2%
Johnson & Johnson	3.2
General Electric	2.6
Citigroup	2.4
Wyeth	2.3
Capital One	2.2
Cisco	2.2
Occidental Petroleum	2.0
Schering-Plough	1.9
ACE	1.9
Total	23.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—98.28% Security description	Number of shares	Value
Aerospace & defense—2.37%
L-3 Communications Holdings, Inc.	69,925	$6,900,898
Northrop Grumman Corp.	229,150	15,442,419
United Technologies Corp.	182,998	11,708,212
		34,051,529
Auto components—0.77%
Magna International, Inc., Class A1	186,800	11,039,880
Banks—6.61%
Bank of America Corp.	493,725	16,243,552
Comerica, Inc.	724,800	20,816,256
National City Corp.[1]	1,799,775	8,512,936
SunTrust Banks, Inc.	255,550	10,492,883
Wachovia Corp.[1]	790,000	13,643,300
Washington Mutual, Inc.[1]	604,850	3,223,851
Wells Fargo & Co.	727,300	22,015,371
		94,948,149
Beverages—1.43%
PepsiCo, Inc.	309,750	20,616,960
Biotechnology—0.68%
Amgen, Inc.*	155,725	9,753,057
Building products—0.56%
Masco Corp.	489,100	8,065,259
Chemicals—1.75%
E.I. du Pont de Nemours and Co.	574,500	25,168,845
Communications equipment—4.18%
Alcatel-Lucent, ADR1,*	3,909,550	23,496,395
Cisco Systems, Inc.*	1,415,400	31,124,646
Motorola, Inc.	633,600	5,474,304
		60,095,345
Computers & peripherals—2.77%
EMC Corp.*	702,600	10,546,026
Hewlett-Packard Co.	388,100	17,386,880
International Business Machines Corp.[1]	93,350	11,946,933
		39,879,839
Construction & engineering—0.79%
McDermott International, Inc.*	237,900	11,340,693
Diversified financials—12.69%
Capital One Financial Corp.	769,350	32,204,991
Citigroup, Inc.	1,809,375	33,817,219
Federal Home Loan Mortgage Corp.[1]	978,350	7,993,119
Federal National Mortgage Association[1]	614,600	7,067,900
Franklin Resources, Inc.	120,600	12,133,566
Goldman Sachs Group, Inc.	79,200	14,575,968
JPMorgan Chase & Co.	1,124,318	45,681,040

Security description	Number of shares	Value
Diversified financials—(concluded)
Lehman Brothers Holdings, Inc.1,**	358,425	$6,215,090
Morgan Stanley	266,150	10,507,602
State Street Corp.	170,500	12,214,620
		182,411,115
Diversified telecommunication services—2.36%
AT&T, Inc.	689,550	21,245,036
Verizon Communications, Inc.	373,501	12,713,974
		33,959,010
Electrical equipment—0.55%
Tyco Electronics Ltd.	236,800	7,847,552
Electric utilities—3.29%
Dominion Resources, Inc.	276,200	12,202,516
Exelon Corp.	144,800	11,384,176
PG&E Corp.	338,500	13,042,405
Wisconsin Energy Corp.	235,075	10,606,584
		47,235,681
Energy equipment & services—1.19%
Baker Hughes, Inc.	206,500	17,120,915
Food & drug retailing—1.78%
CVS Corp.	699,550	25,533,575
Food products—1.82%
General Mills, Inc.	185,900	11,970,101
Kraft Foods, Inc., Class A1	176,300	5,609,866
Sara Lee Corp.	626,275	8,554,917
		26,134,884
Gas utilities—1.13%
Sempra Energy	289,900	16,280,784
Health care equipment & supplies—0.50%
Covidien Ltd.	146,300	7,203,812
Health care providers & services—1.20%
AmerisourceBergen Corp.	410,525	17,188,682
Hotels, restaurants & leisure—0.45%
InterContinental Hotels Group PLC, ADR	491,589	6,444,732
Household durables—1.25%
Whirlpool Corp.[1]	236,875	17,931,438
Household products—2.70%
Colgate-Palmolive Co.	171,100	12,707,597
Kimberly-Clark Corp.	179,450	10,377,593
Procter & Gamble Co.	239,250	15,666,090
		38,751,280
Industrial conglomerates—3.83%
General Electric Co.	1,301,062	36,807,044
Textron, Inc.	420,850	18,294,349
		55,101,393

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(concluded) Security description	Number of shares	Value
Insurance—6.25%
ACE Ltd.	532,200	$26,982,540
Allstate Corp.	415,400	19,199,788
Fidelity National Financial, Inc., Class A	507,625	6,781,870
Hartford Financial Services Group, Inc.	190,900	12,101,151
MetLife, Inc.	234,200	11,890,334
Torchmark Corp.	222,675	12,926,284
		89,881,967
Internet software & services—0.88%
Automatic Data Processing, Inc.	295,800	12,633,618
IT consulting & services—1.56%
Accenture Ltd., Class A	289,900	12,106,224
Affiliated Computer Services, Inc., Class A*	212,650	10,249,730
		22,355,954
Leisure equipment & products—0.81%
Mattel, Inc.	578,225	11,593,411
Machinery—0.54%
ITT Industries, Inc.	115,900	7,760,664
Media—2.84%
News Corp., Class A	1,174,800	16,599,924
Viacom, Inc., Class B*	447,950	12,511,243
Walt Disney Co.	387,900	11,772,765
		40,883,932
Metals & mining—0.87%
Freeport-McMoRan Copper & Gold, Inc., Class B	128,500	12,432,375
Multi-line retail—2.53%
J.C. Penney Co., Inc. (Holding Co.)	282,200	8,700,226
Kohl's Corp.*	255,500	10,708,005
Target Corp.	375,300	16,974,819
		36,383,050
Oil & gas—8.52%
Apache Corp.	50,802	5,698,460
BP PLC, ADR	362,375	22,264,320
ConocoPhillips	137,700	11,239,074
Exxon Mobil Corp.	148,062	11,908,627
Marathon Oil Corp.	507,000	25,081,290
Murphy Oil Corp.	70,606	5,629,416
Occidental Petroleum Corp.	362,497	28,575,639
XTO Energy, Inc.	256,100	12,095,603
		122,492,429
Pharmaceuticals—8.17%
Bristol-Myers Squibb Co.	520,800	10,999,296
Johnson & Johnson	664,775	45,517,144
Schering-Plough Corp.	1,324,550	27,921,514
Wyeth	815,300	33,035,956
		117,473,910

Security description	Number of shares	Value
Semiconductor equipment & products—1.11%
Texas Instruments, Inc.	653,650	$15,935,987
Software—3.36%
CA, Inc.[1]	709,450	16,927,477
Microsoft Corp.	737,900	18,978,788
Oracle Corp.*	575,300	12,386,209
		48,292,474
Specialty retail—1.04%
Home Depot, Inc.	318,600	7,592,238
Lowe's Cos., Inc.	365,450	7,425,944
		15,018,182
Textiles & apparel—0.88%
Nike, Inc., Class B	215,900	12,669,012
Tobacco—0.82%
Philip Morris International, Inc.	227,400	11,745,210
Wireless telecommunication services—1.45%
Vodafone Group PLC, ADR	777,600	20,863,008
Total common stocks (cost—$1,552,693,816)		1,412,519,592
	Face amount
Repurchase agreement—1.17%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $6,920,000 Federal Home Loan Bank obligations, 2.599% due 02/18/09 and $8,327,879 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$17,082,288); proceeds: $16,747,693 (cost—$16,747,000)	$16,747,000	16,747,000

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2008

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—5.94%
Money market funds[2]—5.94%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	24,337,900	$24,337,900
DWS Money Market Series Institutional, 2.533%	7,624,674	7,624,674
UBS Private Money Market Fund LLC,[3] 2.325%	53,422,826	53,422,826
Total money market funds and investments of cash collateral from securities loaned (cost—$85,385,400)		85,385,400
Total investments (cost—$1,654,826,216)—105.39%		1,514,651,992
Liabilities in excess of other assets—(5.39)%		(77,412,732)
Net assets—100.00%		$1,437,239,260

*  Non-income producing security.

**  Issuer filed for bankruptcy subsequent to July 31, 2008.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Rates shown reflect yield at July 31, 2008.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$103,529,766	$1,826,054,423	$1,876,161,363	$53,422,826	$256,899

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	90.1%
United Kingdom	3.3
Bermuda	1.8
Switzerland	1.8
France	1.6
Panama	0.7
Canada	0.7
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 5.68% (before the deduction of the maximum UBS PACE Select program fee, and declined 7.09% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 1000 Growth Index (the "benchmark") declined 6.29%, and the Lipper Large-Cap Growth Funds category posted a median decline of 5.79%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 110. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments

Wellington

During the reporting period, our portion of the Portfolio underperformed the benchmark. Although stock selection benefited relative performance, it was not enough to make up for the negative contribution from our sector allocation.

The materials sector was the biggest contributor to relative performance during the period, as we benefited from an overweight to the outperforming sector and strong stock selection within the sector. Significant positive contributors to relative performance included fertilizer producers Potash (+153.3%) and Agrium (+110.5%). Stock selection in both the industrials and energy sectors also added to relative performance, with positive contributions coming from our overweights to strong capital goods companies Fluor (+41.0%) and General Dynamics (+15.1%) and oil exploration firms EOG Resources (+42.9%) and Transocean (+6.0%).

The healthcare sector was the largest detractor from relative performance. This was due to weak stock selection, specifically pharmaceutical companies Schering-Plough* and Merck. Our underweight to the strong-performing consumer staples sector also hurt our relative performance. Microsoft was the largest absolute detractor from the Portfolio. The global software and services company abandoned its bid for Yahoo, leaving

*  This position was no longer held by the Portfolio as of July 31, 2008.

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Advisors:

Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA") and Delaware Management Company ("Delaware"), commencing December 5, 2007

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas F. Marsico;

SSgA: Nick de Peyster and Team;

Delaware: Jeffrey S. Van Harte and Team

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – continued

the company with weak positioning and growth prospects within the search and advertising market. The Portfolio continues to hold Microsoft as we believe it has an attractive valuation, strong balance sheet and improving earnings visibility.

At the end of the reporting period, we had overweight positions in the industrials, materials, energy, healthcare, telecommunication services and information technology sectors. In contrast, we were underweight the consumer staples, consumer discretionary, utilities and financials sectors.

Marsico

During the reporting period, our portion of the Portfolio outperformed the benchmark, primarily driven by stock selection in the industrials, energy and materials sectors. Industrial companies Union Pacific Corp. (+40%), Norfolk Southern Corp. (+38%) and General Dynamics Corp. (+15%) were strong individual performers for the period. Our energy-related positions, including Petroleo Brasileiro SA (+76%), Transocean Inc. (+21%) and Schlumberger Ltd. (+9%) aided relative performance results.

In the materials sector, our positions collectively gained 44%, led by an 86% return in agricultural company Monsanto Co. In addition, an overweight position in the strong-performing energy and materials sectors helped relative performance. Other positions benefiting relative performance were credit card processing company Visa, Inc. (+66%), fast food restaurant company McDonalds Corp. (+30%) and wireless telecommunications firm China Mobile Ltd. (+19%).

On the downside, Portfolio performance was adversely affected by stock selection and an underweight position in the healthcare sector. Pharmaceutical company Merck & Co. (-34%) and healthcare service provider UnitedHealth Group Inc. (-38%) posted sharp declines prior to being eliminated from the Portfolio. Some information technology holdings also detracted from relative performance, with Google, Inc. (-7%), Microsoft Corp. (-21% prior to being sold) and Apple, Inc. (-14%) the primary culprits for the period. Elsewhere, consumer

Investment process (concluded)

durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

SSgA uses several independent quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – continued

services companies Las Vegas Sands Corp. (-48%) and MGM MIRAGE (-28% prior to being sold) were among the top detractors from relative performance.

Sector allocations hampered the Portfolio's relative performance. During the period, we generally maintained overweight positions in the consumer discretionary, financials and telecommunication services sectors. This detracted from relative performance as these sectors were the weakest-performing areas of the benchmark. Our decision to underweight the consumer staples sector, which performed well, also hampered relative performance.

SSgA

During the reporting period, our portion of the Portfolio outperformed the benchmark. Our investment process, which incorporates perspectives on valuation, quality and investor sentiment, offered mixed performance for this time period.

Stock selection drove our performance during the 12-month period. The Portfolio's top sectors were the consumer discretionary and basic materials sectors. We enjoyed substantial contributions from GameStop,* TJX and Massey Energy, whose coal business drove the company's returns. GameStop posted good earnings and sales growth triggered by a strong product lineup in its retail stores, and TJX Companies has produced rising sales and earnings as consumers switch to discounted apparel. Another holding, Millennium Pharmaceuticals,* was acquired at a substantial premium to market value. Other strong performers were Fluor and Apollo Group.

Our worst-performing holdings were in the technology sector. Within technology, our investment in NVIDIA performed poorly due to increasing competition from Advanced Micro Devices and Intel. Our holdings in the healthcare sector also performed poorly. In particular, Wellcare* fell due to Medicaid fraud investigations by federal and state authorities. Our NutriSystem* position suffered due to increasing competition from GlaxoSmithKline's Alli diet drug. Other performance detractors were QUALCOMM and AK Steel.

Delaware

During the period in which we managed a portion of the Portfolio, from December 5, 2007 through July 31, 2008, we lagged the benchmark. Stock selection was the main reason for our underperformance. A significant underweight in the energy sector also detracted from relative performance as it was the best-performing sector in the benchmark during the reporting period by a significant amount.

From a stock perspective, our largest detractors were UnitedHealth Group and Seagate. With UnitedHealth Group, there has been more cyclicality in the health maintenance organization (HMO) business model than we expected, as the company had to respond to aggressive pricing trends in the industry. Furthermore, the company made some execution mistakes in integrating past acquisitions, specifically the large Pacificare acquisition. While we have been disappointed with some of management's performance, we remain optimistic that they will return to form to manage a company with unique competitive advantages.

Seagate's weakness was, we believe, a function of gross margin pressure brought on by poor management execution on the current generation of notebook hard drives, competitive pricing pressure and a mix toward lower margin desktop and notebook product. Management's missed product opportunity in the current

*  This position was no longer held by the Portfolio as of July 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – concluded

notebook market was the biggest driver of margin pressure. The company has taken steps to rectify the situation and expects to return to its leading competitive position within the next two quarters. Market demand remains strong, the competitive activity reasonable and its business model seems intact, which are all key points to our investment thesis on the stock.

Contributors to performance during the reporting period included Genentech and Qualcomm. Genentech benefited from a bid by their largest shareholder, Roche, who is attempting to buy the remaining 44% of the company they don't already own. This bid came after a period of news concerning fundamentals at Genentech, including the FDA approval of Avastin in the treatment of breast cancer in US patients during the first quarter of 2008. Qualcomm benefited from a negotiated settlement with Nokia over royalty payments and patent disputes that resulted in a fifteen-year contract, extending their relationship into the next generation of wireless voice and data technology. The dispute with Nokia had cast a shadow upon Qualcomm's stock over the past two years, despite its excellent fundamental characteristics at the company and industry levels.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 1000 Growth Index (unaudited)

The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-5.94%	6.00%	N/A	-3.00%
maximum sales charge	Class B3	-6.81%	5.07%	N/A	-3.62%
or UBS PACE Select	Class C4	-6.80%	5.11%	N/A	-3.77%
program fee	Class Y5	-5.64%	6.42%	N/A	-1.73%
	Class P6	-5.68%	6.32%	-0.42%	5.32%
After deducting	Class A2	-11.13%	4.81%	N/A	-3.72%
maximum sales charge	Class B3	-11.35%	4.74%	N/A	-3.62%
or UBS PACE Select	Class C4	-7.71%	5.11%	N/A	-3.77%
program fee	Class P6	-7.09%	4.73%	-1.90%	3.75%
Russell 1000 Growth Index		-6.29%	6.39%	0.83%	6.60%
Lipper Large-Cap Growth Funds median		-5.79%	6.01%	2.02%	6.27%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -10.41%; 5-year period, 6.02%; since inception, -3.42%; Class B—1-year period, -10.51%; 5-year period, 5.98%; since inception, -3.32%; Class C—1-year period, -6.89%; 5-year period, 6.33%; since inception, -3.46%; Class Y—1-year period, -4.78%; 5-year period, 7.65%; since inception, -1.39%; Class P—1-year period, -6.29%; 5-year period, 5.95%; 10-year period, -1.47%; since inception, 4.00%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.25% and 1.20%; Class B—2.24% and 2.05%; Class C—2.09% and 2.04%; Class Y—0.86% and 0.81%; and Class P—0.95% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth rates. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (bn)	$1.3
Number of holdings	175
Portfolio composition[1]	07/31/08
Common stocks	93.3%
ADRs	3.4
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Top five sectors[1]	07/31/08
Information technology	23.4%
Industrials	16.8
Energy	11.1
Health care	10.9
Consumer discretionary	10.4
Total	72.6%
Top ten equity holdings[1]	07/31/08
Apple	3.3%
McDonald's	2.1
Microsoft	2.1
Oracle	2.0
QUALCOMM	2.0
Google	2.0
Visa	1.8
Monsanto	1.8
Genentech	1.7
Transocean	1.6
Total	20.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—96.73%

Security description	Number of shares	Value
Aerospace & defense—4.29%
Boeing Co.	44,325	$2,708,701
General Dynamics Corp.	219,363	19,554,018
L-3 Communications Holdings, Inc.	6,061	598,160
Lockheed Martin Corp.[1]	206,927	21,588,694
Northrop Grumman Corp.	14,300	963,677
Precision Castparts Corp.	55,710	5,204,985
Raytheon Co.	118,650	6,754,744
		57,372,979
Air freight & couriers—0.85%
Expeditors International of Washington, Inc.	151,900	5,393,969
United Parcel Service, Inc., Class B	95,000	5,992,600
		11,386,569
Auto components—0.02%
BorgWarner, Inc.	6,488	261,596
Banks—1.89%
Banco Itau Holding Financeira SA, ADR[1]	99,337	2,115,878
Bank of America Corp.	248,629	8,179,894
Northern Trust Corp.	89,547	6,999,889
Wells Fargo & Co.	264,603	8,009,533
		25,305,194
Beverages—0.68%
Coca-Cola Co.	32,878	1,693,217
PepsiCo, Inc.	110,513	7,355,745
		9,048,962
Biotechnology—3.55%
Celgene Corp.*	73,700	5,563,613
Genentech, Inc.*	241,470	23,000,017
Gilead Sciences, Inc.*	95,457	5,152,769
Invitrogen Corp.*	149,993	6,652,190
Martek Biosciences Corp.1,*	188,214	7,078,728
		47,447,317
Building products—0.08%
Lennox International, Inc.	31,400	1,120,980
Chemicals—3.44%
Air Products & Chemicals, Inc.	93,820	8,932,602
CF Industries Holdings, Inc.	14,778	2,415,612
Monsanto Co.	199,697	23,785,910
Potash Corp. of Saskatchewan, Inc.	23,620	4,824,857
Praxair, Inc.	64,800	6,073,704
		46,032,685
Commercial services & supplies—3.81%
Apollo Group, Inc., Class A*	191,454	11,925,670
Atlas Air Worldwide Holdings, Inc.*	35,355	1,701,636

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Darling International, Inc.*	305,198	$4,938,103
Hewitt Associates, Inc., Class A*	43,099	1,588,198
Manpower, Inc.	75,030	3,601,440
MasterCard, Inc., Class A	73,952	18,055,381
Navigant Consulting, Inc.*	90,200	1,666,896
Watson Wyatt Worldwide, Inc., Class A1	60,838	3,524,954
Weight Watchers International, Inc.[1]	110,000	3,933,600
		50,935,878
Communications equipment—4.36%
Cisco Systems, Inc.*	534,864	11,761,659
InterDigital, Inc.1,*	191,334	4,440,862
Juniper Networks, Inc.*	32,498	845,923
Plantronics, Inc.	119,954	2,920,880
QUALCOMM, Inc.	476,270	26,356,782
Research In Motion Ltd.*	97,225	11,941,175
		58,267,281
Computers & peripherals—7.19%
Apple, Inc.*	277,015	44,031,534
Hewlett-Packard Co.	352,210	15,779,008
International Business Machines Corp.	131,196	16,790,464
NetApp, Inc.*	78,550	2,006,953
NVIDIA Corp.*	552,389	6,319,330
Seagate Technology[1]	421,000	6,302,370
Teradata Corp.*	210,000	4,918,200
		96,147,859
Construction & engineering—1.97%
Comfort Systems USA, Inc.	137,781	1,826,976
Fluor Corp.	116,940	9,513,069
Foster Wheeler Ltd.*	199,525	11,327,034
Perini Corp.*	135,701	3,712,780
		26,379,859
Diversified financials—6.29%
CME Group, Inc.	24,700	8,895,211
EZCORP, Inc., Class A*	37,200	668,856
Goldman Sachs Group, Inc.	103,844	19,111,450
Intercontinental Exchange, Inc.*	85,300	8,512,940
Knight Capital Group, Inc., Class A*	269,323	4,414,204
Lehman Brothers Holdings, Inc.**	48,169	835,250
Moody's Corp.[1]	33,400	1,162,654
Visa, Inc., Class A Shares*	326,798	23,875,862
Western Union Co.	603,969	16,693,703
		84,170,130
Diversified telecommunication services—0.45%
AT&T, Inc.	194,290	5,986,075

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Electrical equipment—0.48%
ABB Ltd., ADR	245,290	$6,431,504
Electric utilities—0.65%
Dominion Resources, Inc.[1]	148,254	6,549,862
Exelon Corp.	27,370	2,151,829
		8,701,691
Energy equipment & services—4.37%
Cameron International Corp.*	146,103	6,977,879
FMC Technologies, Inc.*	72,790	4,496,966
Halliburton Co.	179,890	8,062,670
National-Oilwell Varco, Inc.*	81,969	6,445,223
Schlumberger Ltd.	103,260	10,491,216
Transocean, Inc.*	161,882	22,020,808
		58,494,762
Food & drug retailing—2.10%
Agrium, Inc.	84,750	7,458,000
CVS Caremark Corp.	232,789	8,496,798
Terra Industries, Inc.	112,315	6,065,010
Walgreen Co.	175,000	6,009,500
		28,029,308
Gas utilities—0.13%
Energen Corp.	28,079	1,690,356
Health care equipment & supplies—0.80%
Covidien Ltd.	161,120	7,933,549
DENTSPLY International, Inc.	68,856	2,771,454
		10,705,003
Health care providers & services—1.63%
Aetna, Inc.	93,643	3,840,300
Express Scripts, Inc.*	90,098	6,355,513
McKesson Corp.	92,780	5,194,752
UnitedHealth Group, Inc.	230,000	6,458,400
		21,848,965
Hotels, restaurants & leisure—3.99%
International Game Technology	145,000	3,147,950
Las Vegas Sands Corp.1,*	161,829	7,366,456
McDonald's Corp.	470,745	28,145,843
MGM Mirage1,*	170,000	4,933,400
Wynn Resorts Ltd.[1]	100,947	9,840,314
		53,433,963
Household durables—0.47%
NVR, Inc.1,*	11,440	6,318,541
Household products—0.77%
Procter & Gamble Co.	158,400	10,372,032
Industrial conglomerates—0.65%
Honeywell International, Inc.	63,050	3,205,462
Siemens AG, ADR	45,100	5,474,238
		8,679,700
Insurance—1.31%
AFLAC, Inc.	36,128	2,009,078

Security description	Number of shares	Value
Insurance—(concluded)
AON Corp.[1]	242,518	$11,107,324
Chubb Corp.	91,516	4,396,429
		17,512,831
Internet software & services—3.92%
eBay, Inc.*	470,254	11,836,293
Google, Inc., Class A*	55,498	26,292,178
McAfee, Inc.*	134,344	4,399,766
VeriSign, Inc.*	306,010	9,957,565
		52,485,802
IT consulting & services—1.25%
Accenture Ltd., Class A	189,400	7,909,344
Affiliated Computer Services, Inc., Class A*	89,956	4,335,879
Automatic Data Processing, Inc.	103,570	4,423,475
		16,668,698
Machinery—2.72%
Caterpillar, Inc.	186,399	12,958,459
Chart Industries, Inc.1,*	50,958	2,696,697
Cummins, Inc.	68,920	4,572,153
Deere & Co.	80,440	5,643,670
Joy Global, Inc.	58,900	4,253,758
Reliance Steel & Aluminum Co.	98,796	6,239,955
		36,364,692
Media—0.48%
Focus Media Holding Ltd., ADR1,*	55,510	1,649,202
Viacom, Inc., Class B*	172,050	4,805,357
		6,454,559
Metals & mining—3.68%
AK Steel Holding Corp.	6,806	432,181
Alcoa, Inc.	137,100	4,627,125
Arch Coal, Inc.	89,620	5,046,502
Cameco Corp.[1]	134,460	4,831,148
Companhia Vale do Rio Doce (CVRD), ADR	170,600	5,123,118
Freeport-McMoRan Copper & Gold, Inc., Class B	119,467	11,558,432
Massey Energy Co.	89,436	6,640,623
Olympic Steel, Inc.	16,800	854,280
Peabody Energy Corp.	86,570	5,856,461
United States Steel Corp.	20,640	3,309,830
Worthington Industries, Inc.[1]	53,000	940,220
		49,219,920
Multi-line retail—1.61%
Big Lots, Inc.*	207,472	6,319,597
Kohl's Corp.*	62,630	2,624,823
Wal-Mart Stores, Inc.	215,791	12,649,669
		21,594,089

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
Oil & gas—6.75%
Apache Corp.	56,180	$6,301,711
Chevron Corp.	73,530	6,217,697
ConocoPhillips	80,615	6,579,796
EOG Resources, Inc.	119,630	12,026,404
Exxon Mobil Corp.	135,080	10,864,485
Hess Corp.	76,000	7,706,400
McMoRan Exploration Co.*	254,790	6,836,016
Occidental Petroleum Corp.	169,733	13,380,052
Petroleo Brasileiro SA, ADR	243,742	13,627,615
Ultra Petroleum Corp.*	61,890	4,417,708
W&T Offshore, Inc.	54,200	2,398,892
		90,356,776
Pharmaceuticals—4.94%
Abbott Laboratories	227,130	12,796,504
Allergan, Inc.	140,000	7,270,200
Elan Corp. PLC, ADR1,*	212,200	4,254,610
Johnson & Johnson	127,743	8,746,563
Medco Health Solutions, Inc.*	53,352	2,645,192
Merck & Co., Inc.	387,773	12,757,732
Pfizer, Inc.	232,337	4,337,732
Teva Pharmaceutical Industries Ltd., ADR[1]	144,680	6,487,451
VIVUS, Inc.1,*	168,473	1,420,227
Wyeth	132,090	5,352,287
		66,068,498
Real estate—0.38%
ProLogis REIT	103,153	5,042,119
Road & rail—1.93%
Norfolk Southern Corp.	126,161	9,073,499
Union Pacific Corp.	202,470	16,691,627
		25,765,126
Semiconductor equipment & products—1.35%
Altera Corp.[1]	350,750	7,698,963
Applied Materials, Inc., Series T	115,944	2,008,150
Intel Corp.	376,576	8,356,221
		18,063,334
Software—5.37%
Adobe Systems, Inc.*	19,237	795,450
Autodesk, Inc.*	17,460	556,799
Electronic Arts, Inc.*	137,140	5,921,705
Intuit, Inc.*	245,000	6,695,850
Microsoft Corp.	1,070,348	27,529,351
Oracle Corp.1,*	1,240,962	26,717,912
Progress Software Corp.*	74,357	2,188,326
Symantec Corp.*	66,500	1,401,155
		71,806,548

Security description	Number of shares	Value
Specialty retail—2.85%
AutoZone, Inc.1,*	57,743	$7,523,336
Lowe's Cos., Inc.	268,926	5,464,576
Staples, Inc.	538,500	12,116,250
The Gap, Inc.	378,025	6,093,763
TJX Cos., Inc.[1]	204,955	6,909,033
		38,106,958
Textiles & apparel—1.01%
Coach, Inc.*	108,660	2,771,917
Nike, Inc., Class B	182,518	10,710,156
		13,482,073
Tobacco—0.96%
Altria Group, Inc.	287,387	5,848,325
Philip Morris International, Inc.	134,513	6,947,597
		12,795,922
Wireless telecommunication services—1.31%
China Mobile Ltd.[1]	111,128	7,428,907
Crown Castle International Corp.*	155,200	5,928,640
Metropcs Communications, Inc.*	248,630	4,134,717
		17,492,264
Total common stocks (cost—$1,289,757,862)		1,293,849,398
	Face amount
Repurchase agreement—3.18%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $35,068,681 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38 and $760,000 US Treasury Inflation Index Bonds, 2.375% due 01/15/25; (value—$43,409,574); proceeds: $42,558,761 (cost—$42,557,000)	$42,557,000	42,557,000

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—4.54%
Money market funds[2]—4.54%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	24,084,651	$24,084,651
DWS Money Market Series Institutional, 2.533%	25,347,340	25,347,340
UBS Private Money Market Fund LLC,[3] 2.325%	11,316,943	11,316,943
Total money market funds and investments of cash collateral from securities loaned (cost—$60,748,934)		60,748,934

Value
Total investments (cost—$1,393,063,796)— 104.45%	$1,397,155,332
Liabilities in excess of other assets—(4.45)%	(59,568,468)
Net assets—100.00%	$1,337,586,864

*  Non-income producing security.

**  Issuer filed for bankruptcy subsequent to July 31, 2008.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Rates shown reflect yield at July 31, 2008.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$203,334,921	$1,569,539,908	$1,761,557,886	$11,316,943	$369,401

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	89.1%
Canada	2.4
Cayman Islands	2.1
Bermuda	1.9
Brazil	1.5
Netherland Antilles	0.8
Hong Kong	0.5
Israel	0.5
Switzerland	0.5
Germany	0.4
Ireland	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 16.13% (before the deduction of the maximum UBS PACE Select program fee, and declined 17.38% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 2500 Value Index (the "benchmark") declined 11.90% and the Lipper Small-Cap Value Funds category posted a median decline of 11.39%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 120. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments

Ariel

Our portion of the Portfolio underperformed the benchmark during the reporting period. It was a particularly difficult period for holdings in our two most heavily weighted sectors, consumer discretionary and financial services. During the reporting period, our holdings in the consumer discretionary sector declined 32.2%, while our positions in financial services fell 21.2%. In aggregate, we believe there has been an overreaction in the consumer discretionary area, while the sell-off in financials showed little regard for the different business models within that diversified area.

We think the American consumer's recovery will be sooner and more robust than expected, meaning our slow-and-steady earners in the consumer discretionary area should thrive as the market recovers. Since oil prices began their descent on July 15th, 2008, through August 14th, the financial pressure inflation puts on consumers has eased.

Our holdings in Royal Caribbean gained +45.7%, Newell Rubbermaid rose +21.7%, and J.M. Smucker moved +21.2%. That said, the credit crisis is still in force. Parts of the fixed income market remain illiquid, debt sits on balance sheets and write-downs are likely to continue. We believe these risks are high for some companies, especially for large, global entities with sprawling portfolios, but are low for many financial companies.

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Advisors:

Ariel Investments, LLC ("Ariel"), Opus Capital Management ("Opus") and Metropolitan West Capital Management, LLC ("MetWest Capital")

Portfolio Managers:

Ariel: John W. Rogers, Jr.;

Opus: Len Haussler, Kevin P. Whelan and Jonathan M. Detter;

MetWest Capital: Gary W. Lisenbee and Samir Sikka

Objective:

Capital appreciation

Investment process:

Ariel seeks to invest in stocks of quality companies in industries where it believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. It believes that quality companies share several attributes that should result in capital appreciation over time, such as solid financials, high entry barriers, competitive advantages and quality management teams.

Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to three years), and constructs

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – continued

Within the Portfolio, holdings in City National Corp., Markel Corp. and HCC Insurance Holdings, Inc. returned -28.4%, -22.0%, and -21.3%, respectively, during the reporting period. None of these companies have exposure to subprime debt. In fact, they have high-quality assets and their business models do not depend on the parts of the credit market that are frozen. Moreover, as consumer confidence returns, we expect the market will be more rational. In fact, we are seeing evidence that a reversal may have already begun. For example, from July 15 to August 14, City National shares gained +33.9%, HCC surged +28.9%, and Markel rose +15.2%.

We know how hard the past year has been, but are reminded that tough times do not last forever. We remain optimistic because we focus on fundamentals, stick to our value discipline and remind ourselves that bubbles always deflate. It also helps that the holdings in the Portfolio are very cheap, which has generally preceded strong performance.

Opus

The 12 months ended July 31, 2008 were a difficult period for our portion of the Portfolio on an absolute and relative basis, as the Portfolio underperformed its benchmark during this time.

Significant headwinds buffeted the Portfolio during the reporting period, as companies with P/E ratios in the lowest 40% of the small-cap universe underperformed the benchmark. (P/E ratio measures a company's current share price compared to its per-share earnings.) Additionally, stocks with the lowest PEGY ratios (or P/E divided by growth plus yield), were the weakest performers during the reporting period, posting an average decline of 23.5%. These two characteristics (P/E and PEGY) are the lynchpins in our strategy of buying companies we consider to be cheap with good growth prospects. Long-term studies have shown that these characteristics lead to outperformance over long periods of time. However, they were out of favor during the 12 months ended July 31, 2008.

That said, certain areas worked well for the Portfolio during the reporting period. Within the auto and transportation sectors, we focused on energy- and commodity-related companies, avoiding the automobile industries that were down, on average, over 37% for the period. Our addition of two defense-related technology firms also aided returns during the period. We believe future defense appropriations will flow toward more domestic programs, such as homeland security, and away from foreign arenas, namely the conflicts in Iraq and Afghanistan. The Portfolio also benefited from a focus on pawnshops and micro lenders, as these are areas that we believe can grow during economic downturns.

Our overweight in the consumer discretionary sector, particularly in the retail industry, hurt performance as consumers became pessimistic and unwilling to spend. We continue to find value in this sector, focusing on companies we consider to be of higher quality, with strong free cash flows that have reached compelling valuations. We were underweight in commodity stocks, such as steel and minerals, and this hurt our absolute and relative returns. Within the financial services sector, our performance has been hindered by poor stock selection within REITs (real estate investment trusts). We remain underweight in both the REIT and regional banking industries, as we believe that more negative news awaits these stocks.

Investment process (concluded)

a portfolio of highest conviction ideas. MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – concluded

MetWest Capital

During the reporting period, our portion of the Portfolio outperformed the benchmark. As could be expected from our research-driven approach, stock selection was the primary contributor to performance. Our security selection was strongest in the consumer discretionary, information technology and industrials sectors. An underweight in the financial services sector—the result of bottom-up stock selection decisions—also contributed to relative returns, as that sector was among the worst performers over the reporting period. In the consumer discretionary sector, Children's Place Retail Stores, Inc. was our top-performing holding. The stock price appreciated notably as the company exited its troubled Disney Store business at a lower-than-expected cost, and we subsequently trimmed our position.

Within the information technology sector, Business Objects S.A. and Jabil Circuit, Inc. were our best-performing holdings. We sold Business Objects in favor of what we considered to be more attractive investment opportunities after it appreciated on the announcement that the company would be acquired by German software giant SAP AG. Jabil's stock rapidly advanced shortly after our initial investment as the market began to recognize that with an annual revenue stream of approximately $13 billion and a top-notch customer base, the stock did not deserve the sell-off it had endured alongside many other small-cap technology stocks.

Stock selection and an underweight in the top-performing energy sector detracted from our relative performance. In energy, our high-quality holdings lagged the more speculative resource companies. During the reporting period, we added to an underperformer, TETRA Technologies, Inc., as the market seemingly overreacted to short-term problems in the company's well abandonment business. Additionally, a relative overweight to the poorly performing consumer discretionary sector subtracted from performance, although favorable stock selection in the sector more than offset the negative impact of the overweight. The relative sector under- and overweights resulted from security selection decisions.

Looking ahead, we believe that our investment team's in-depth fundamental research and focus on high-quality businesses should enable us to continue to add value for shareholders with less-than-market risk over the long term.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 2500 Value Index (unaudited)

The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-16.25%	6.61%	N/A	7.75%
maximum sales charge	Class B3	-16.99%	5.72%	N/A	7.15%
or UBS PACE Select	Class C4	-16.93%	5.80%	N/A	6.95%
program fee	Class Y5	-15.95%	6.97%	N/A	8.37%
	Class P6	-16.13%	6.78%	5.57%	8.22%
After deducting	Class A2	-20.85%	5.41%	N/A	6.96%
maximum sales charge	Class B3	-20.62%	5.46%	N/A	7.15%
or UBS PACE Select	Class C4	-17.66%	5.80%	N/A	6.95%
program fee	Class P6	-17.38%	5.19%	4.00%	6.60%
Russell 2500 Value Index		-11.90%	10.36%	9.02%	11.38%
Lipper Small-Cap Value Funds median		-11.39%	9.82%	8.85%	10.54%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -28.14%; 5-year period, 5.52%; since inception, 6.64%; Class B—1-year period, -27.91%; 5-year period, 5.58%; since inception, 6.83%; Class C—1-year period, -25.19%; 5-year period, 5.92%; since inception, 6.64%; Class Y—1-year period, -23.64%; 5-year period, 7.09%; since inception, 8.06%; Class P—1-year period, -24.96%; 5-year period, 5.31%; 10-year period, 2.92%; since inception, 6.42%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.27% and 1.27%; Class B—2.13% and 2.13%; Class C—2.04% and 2.04%; Class Y—0.94% and 0.94%; and Class P—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$479.2
Number of holdings	164
Portfolio composition[1]	07/31/08
Common and preferred stocks	98.1%
Cash equivalents and other assets less liabilities	1.9
Total	100.0%
Top five sectors[1]	07/31/08
Financials	24.3%
Industrials	23.5
Consumer discretionary	16.0
Information technology	11.8
Health care	9.6
Total	85.2%
Top ten equity holdings[1]	07/31/08
Brady	2.1%
Anixter	1.8
IDEX	1.7
Hewitt	1.7
Bio-Rad	1.7
Janus	1.7
Constellation Brands	1.6
HCC Insurance	1.5
Equifax	1.5
Royal Caribbean	1.5
Total	16.8%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—97.72%

Security description	Number of shares	Value
Aerospace & defense—0.67%
BE Aerospace, Inc.*	70,050	$1,798,884
Triumph Group, Inc.[1]	26,950	1,427,272
		3,226,156
Auto components—0.50%
ATC Technology Corp.*	96,000	2,411,520
Automobiles—0.26%
Thor Industries, Inc.[1]	62,500	1,226,250
Banks—8.68%
Boston Private Financial Holdings, Inc.[1]	553,700	4,335,471
Cathay General Bancorp[1]	260,000	4,144,400
City National Corp.	121,000	5,944,730
Colonial BancGroup, Inc.[1]	349,000	2,324,340
CVB Financial Corp.[1]	325,000	3,679,000
East West Bancorp, Inc.[1]	19,100	227,481
International Bancshares Corp.[1]	125,000	3,075,000
Sterling Bancshares, Inc.[1]	250,300	2,432,916
Synovus Financial Corp.[1]	305,000	2,900,550
TCF Financial Corp.[1]	141,500	1,804,125
TrustCo Bank Corp. NY1	315,000	2,749,950
W Holding Co., Inc.	1,435,000	1,148,000
Wilmington Trust Corp.	117,900	2,778,903
Zions Bancorporation[1]	138,000	4,039,260
		41,584,126
Beverages—1.59%
Constellation Brands, Inc., Class A *	353,100	7,598,712
Building products—0.84%
Apogee Enterprises, Inc.	118,500	2,047,680
Crane Co.[1]	56,100	1,991,550
		4,039,230
Chemicals—0.37%
Hercules, Inc.	88,450	1,773,423
Commercial services & supplies—11.64%
Consolidated Graphics, Inc.1,*	34,500	1,155,750
Dun & Bradstreet Corp.	38,800	3,749,632
Equifax, Inc.	202,500	7,105,725
G & K Services, Inc., Class A1	24,600	837,384
Herman Miller, Inc.	90,900	2,376,126
Hewitt Associates, Inc., Class A*	219,600	8,092,260
Kforce, Inc.*	74,800	739,024
Korn/Ferry International1,*	141,700	2,479,750
Mobile Mini, Inc.1,*	51,150	1,021,977
Navigant Consulting, Inc.1,*	245,000	4,527,600
Pitney Bowes, Inc.	99,000	3,137,310
Resources Connection, Inc.	122,700	2,839,278
Schawk, Inc.	147,000	1,900,710
School Specialty, Inc.1,*	88,500	2,947,935
Sotheby's1	208,550	5,785,177
Steelcase, Inc., Class A	235,100	2,341,596

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
United Stationers, Inc.1,*	80,000	$3,066,400
Watts Water Technologies, Inc., Class A1	57,000	1,683,780
		55,787,414
Communications equipment—0.31%
Avocent Corp.1,*	62,950	1,496,951
Computers & peripherals—1.39%
Avid Technology, Inc.1,*	168,000	3,714,480
Electronics for Imaging, Inc.*	210,000	2,942,100
		6,656,580
Construction & engineering—1.13%
EMCOR Group, Inc.*	118,550	3,570,726
Perini Corp.*	67,700	1,852,272
		5,422,998
Diversified financials—5.10%
Apollo Investment Corp.[1]	148,800	2,370,384
Ares Capital Corp.	154,500	1,765,935
Assured Guaranty Ltd.[1]	95,100	1,089,846
EzCORP, Inc., Class A*	151,200	2,718,576
First Cash Financial Services, Inc.*	93,950	1,791,626
Investment Technology Group, Inc.*	88,800	2,640,912
Janus Capital Group, Inc.	264,900	8,037,066
Knight Capital Group, Inc., Class A*	89,850	1,472,642
World Acceptance Corp.1,*	77,500	2,538,900
		24,425,887
Diversified telecommunication services—0.55%
General Communication, Inc., Class A1,*	293,000	2,628,210
Electrical equipment—4.39%
AMETEK, Inc.	60,000	2,871,600
Brady Corp., Class A1	279,800	10,260,266
Energizer Holdings, Inc.*	77,000	5,493,180
Regal-Beloit Corp.	57,500	2,400,625
		21,025,671
Electric utilities—0.67%
Pike Electric Corp.1,*	180,000	3,204,000
Electronic equipment & instruments—4.78%
Anixter International, Inc.1,*	125,300	8,524,159
Arrow Electronics, Inc.*	41,500	1,337,130
Benchmark Electronics, Inc.1,*	164,800	2,412,672
Coherent, Inc.1,*	62,800	2,166,600
Ingram Micro, Inc., Class A*	121,700	2,242,931
Insight Enterprises, Inc.*	82,000	1,046,320
Jabil Circuit, Inc.[1]	178,000	2,894,280
Plexus Corp.*	70,500	2,009,250
TTM Technologies, Inc.1,*	25,150	282,937
		22,916,279

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Energy equipment & services—2.13%
Oceaneering International, Inc.1,*	29,500	$1,788,880
Oil States International, Inc.*	62,050	3,405,304
TETRA Technologies, Inc.*	155,500	2,943,615
Tidewater, Inc.[1]	34,600	2,073,924
		10,211,723
Food & drug retailing—0.77%
Spartan Stores, Inc.	154,200	3,668,418
Food products—2.56%
Brooklyn Cheesecake & Desserts Co., Inc.2,*	34,680	8,670
J&J Snack Foods Corp.[1]	104,000	3,293,680
J.M. Smucker Co.	139,900	6,818,726
Ralcorp Holdings, Inc.1,*	40,000	2,158,400
		12,279,476
Gas utilities—1.15%
Atmos Energy Corp.[1]	120,700	3,194,929
New Jersey Resources Corp.	67,500	2,301,075
		5,496,004
Health care equipment & supplies—3.05%
Advanced Medical Optics, Inc.1,*	126,000	2,187,360
Bio-Rad Laboratories, Inc., Class A*	90,600	8,072,460
Cooper Cos., Inc.[1]	56,000	1,887,200
ICU Medical, Inc.1,*	87,500	2,487,625
		14,634,645
Health care providers & services—6.02%
AMERIGROUP Corp.*	115,600	2,936,240
AMN Healthcare Services, Inc.*	154,000	2,910,600
Emergency Medical Services Corp., Class A1,*	93,000	2,512,860
Healthspring, Inc.1,*	182,000	3,539,900
IMS Health, Inc.	321,000	6,708,900
LifePoint Hospitals, Inc.1,*	66,500	1,903,895
Magellan Health Services, Inc.*	84,000	3,507,000
MAXIMUS, Inc.	64,500	2,393,595
Res-Care, Inc.*	132,050	2,424,438
		28,837,428
Hotels, restaurants & leisure—2.49%
Jack in the Box, Inc.*	96,750	2,087,865
Papa John's International, Inc.1,*	97,000	2,744,130
Royal Caribbean Cruises Ltd.[1]	278,100	7,085,988
		11,917,983
Household durables—2.76%
ACCO Brands Corp.1,*	212,000	1,816,840
Black & Decker Corp.[1]	80,700	4,843,614
Mohawk Industries, Inc.1,*	54,400	3,207,968
Newell Rubbermaid, Inc.	204,200	3,375,426
		13,243,848

Security description	Number of shares	Value
Industrial conglomerates—1.37%
Carlisle Cos., Inc.	61,300	$1,875,167
Chemed Corp.	109,000	4,665,200
		6,540,367
Insurance—6.83%
American Financial Group, Inc.	51,500	1,491,955
Argo Group International Holdings, Ltd.1,*	53,100	1,807,524
Aspen Insurance Holdings Ltd.[1]	121,400	3,082,346
Delphi Financial Group, Inc., Class A	77,500	1,933,625
HCC Insurance Holdings, Inc.[1]	315,101	7,137,038
Infinity Property & Casualty Corp.[1]	60,000	2,673,600
Markel Corp.*	14,100	5,118,300
Navigators Group, Inc.*	49,300	2,344,708
Selective Insurance Group, Inc.[1]	192,000	4,147,200
StanCorp Financial Group, Inc.	61,000	3,012,790
		32,749,086
IT consulting & services—2.05%
CACI International, Inc., Class A*	121,300	5,453,648
ManTech International Corp., Class A1,*	46,700	2,607,728
Unisys Corp.*	480,000	1,771,200
		9,832,576
Leisure equipment & products—0.46%
RC2 Corp.*	95,701	2,197,295
Machinery—3.24%
Applied Industrial Technologies, Inc.[1]	94,600	2,527,712
Barnes Group, Inc.[1]	64,400	1,454,796
IDEX Corp.	215,900	8,167,497
Kennametal, Inc.	50,600	1,505,856
Timken Co.	56,100	1,852,422
		15,508,283
Marine—0.46%
Genco Shipping & Trading Ltd.[1]	32,300	2,202,214
Media—3.08%
Central European Media Enterprises Ltd., Class A1,*	25,050	2,085,412
Gannett Co., Inc.[1]	228,900	4,147,668
Interpublic Group of Cos., Inc.*	605,800	5,324,982
McClatchy Co., Class A1	376,700	1,608,509
Meredith Corp.[1]	62,500	1,597,500
		14,764,071
Oil & gas—0.96%
Holly Corp.	81,800	2,337,844
Quicksilver Resources, Inc.1,*	87,000	2,275,920
		4,613,764

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
Paper & forest products—1.09%
Glatfelter	206,000	$3,011,720
Neenah Paper, Inc.[1]	119,000	2,222,920
		5,234,640
Personal products—0.51%
NBTY, Inc.*	71,200	2,455,688
Pharmaceuticals—0.50%
Sciele Pharma, Inc.1,*	128,400	2,394,660
Real estate—3.39%
CB Richard Ellis Group, Inc., Class A*	350,800	4,928,740
DiamondRock Hospitality Co.[1]	206,000	1,899,320
Entertainment Properties Trust	30,000	1,609,200
Jones Lang LaSalle, Inc.[1]	103,700	4,940,268
LaSalle Hotel Properties	47,000	1,067,370
Sunstone Hotel Investors, Inc.	137,200	1,775,368
		16,220,266
Road & rail—0.76%
Forward Air Corp.	99,000	3,622,410
Semiconductor equipment & products—0.86%
Entegris, Inc.*	370,000	2,342,100
Varian Semiconductor Equipment Associates, Inc.*	60,000	1,753,200
		4,095,300
Software—2.20%
JDA Software Group, Inc.*	140,350	2,395,775
Manhattan Associates, Inc.*	97,600	2,395,104
MSC. Software Corp.*	245,000	3,087,000
VeriFone Holdings, Inc.1,*	178,000	2,662,880
		10,540,759
Specialty retail—4.32%
Borders Group, Inc.[1]	555,000	2,719,500
Children's Place Retail Stores, Inc.1,*	72,000	2,739,600
Group 1 Automotive, Inc.[1]	174,300	3,424,995
Gymboree Corp.*	63,300	2,367,420
Men's Wearhouse, Inc.[1]	71,200	1,417,592
Penske Automotive Group, Inc.[1]	134,400	1,787,520
Sonic Automotive, Inc.[1]	203,950	2,053,776
Tiffany & Co.	111,000	4,194,690
		20,705,093
Textiles & apparel—1.29%
Skechers USA, Inc., Class A*	111,600	2,109,240
UniFirst Corp.	54,000	2,417,580
Volcom, Inc.1,*	93,000	1,668,420
		6,195,240
Trading companies & distributors—0.06%
Huttig Building Products, Inc.2,*	162,000	307,800
Wireless telecommunication services—0.49%
iPCS, Inc.1,*	88,000	2,367,200
Total common stocks (cost—$505,693,437)		468,259,644

Security description	Number of shares	Value
Preferred stocks—0.34%
Banks—0.34%
East West Bancorp, Inc., Series A2,3,* (cost—$2,188,000)	2,188	$1,641,000
	Face amount
Repurchase agreement—0.68%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $2,731,786 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$3,322,175); proceeds: $3,257,135 (cost—$3,257,000)	$3,257,000	3,257,000
	Number of shares
Investments of cash collateral from securities loaned—24.40%
Money market funds[4]—24.40%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	21,321,537	21,321,537
DWS Money Market Series Institutional, 2.533%	20,594,446	20,594,446
UBS Private Money Market Fund LLC,[5] 2.325%	75,003,218	75,003,218
Total money market funds and investments of cash collateral from securities loaned (cost—$116,919,201)		116,919,201
Total investments (cost—$628,057,638)— 123.14%		590,076,845
Liabilities in excess of other assets—(23.14)%		(110,896,899)
Net assets—100.00%		$479,179,946

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2008

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Illiquid securities representing 0.41% of net assets as of July 31, 2008.

3  Non cumulative preferred stock. Convertible until 12/31/49.

4  Rates shown reflect yield at July 31, 2008.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$177,404,260	$525,594,143	$627,995,185	$75,003,218	$683,430

Issuer breakdown by country, commonwealth or territory of origin (unaudited)

Percentage of total investments
United States	96.8%
Bermuda	1.4
Liberia	1.2
Marshall Islands	0.4
Puerto Rico	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 11.22% (before the deduction of the maximum UBS PACE Select program fee, and declined 12.54% after deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 2500 Growth Index (the "benchmark") declined 5.56%, and the Lipper Mid-Cap Growth Funds category posted a median decline of 7.55%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 131. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

Riverbridge

During the reporting period, our portion of the Portfolio lagged the benchmark. Stock selection in the healthcare sector—the Portfolio's largest sector weighting—was one of the primary detractors over the reporting period. In particular, ArthroCare Corp., Allscripts Healthcare Solutions and Medicis Pharmaceutical Corp. were disappointments. Although we had superior stock selection in the energy sector, our significant underweighting of this top-performing area of the market detracted from returns. Also, stock selection in the materials and consumer staples sectors hurt the Portfolio's relative results.

On the positive side, the Portfolio benefited both from stock selection within, and an underweighting to, the poorly performing consumer discretionary sector. Within the sector, LKQ Corp. posted strong results. Also, we had no exposure to the telecommunications sector, which underperformed during the reporting period.

We do not expect our positioning to change significantly in the near future. Our portion of the Portfolio remains positioned in companies that have very little debt on their balance sheets and appear capable of internally financing their future growth. Consequently, we do not believe the holdings will be vulnerable to the increased costs for borrowing or raising capital to grow their

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), AG Asset Management LLC ("AG Asset Management") and Riverbridge Partners, LLC ("Riverbridge")

Portfolio Managers:

Copper Rock: Tucker Walsh and Michael Malouf;

AG Asset Management: Beth Dater, Sammy Oh and Team;

Riverbridge: Mark Thompson and Team

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

AG Asset Management seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. AG Asset Management's goal is to ascertain a dynamic of change before it manifests in consensus estimates. AG Asset Management believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

businesses. In general, we seek to invest in well-managed companies possessing the capability to sustain a level of competitive differentiation over an entire market cycle.

AG Asset Management

Our portion of the Portfolio underperformed its benchmark during the reporting period. Following the significant outperformance during the closing months of 2007, our Portfolio struggled relative to the benchmark during the recent market turmoil. This was most notable in January 2008 as well as during June and July of 2008, when investor sentiment turned exceedingly negative, resulting in significant volatility in our holdings.

As small-cap growth investors, we seek companies that have expected earnings or cash flow growth greater than 15%. Our goal is to detect changing dynamics before they are reflected in consensus earnings estimates. Year-to-date, as of July 31, 2008, the fastest growing companies in our universe were down the most during what proved to be an especially volatile time period.

Our holdings in the autos and transportation sectors advanced the most, and made the largest overall contribution to performance during the reporting period. Kansas City Southern, a rail operator in the central US and in Mexico, was the strongest performer as the company benefited from increases in rail volume and pricing. Our stock selection in the materials and processing sector also proved beneficial. Energy Conversion Devices,* an alternative energy company, saw its stock price nearly double after reporting profitability significantly ahead of schedule. As a result, this holding was the largest positive contributor to performance in the sector. We eliminated the position as the stock price appreciated above our price target.

Our largest sector allocation was in technology, which lagged the benchmark for the period. Within the sector, ACI Worldwide* was the worst performer. We eliminated the position as we lost confidence in management's ability to take advantage of opportunities that existed in Europe, a main growth driver for the company. Several other technology holdings added to performance, including Ariba,* Microsemi and BEA Systems.*

Although our energy holdings were a positive contributor to absolute performance in the Portfolio for the period, on a relative basis, our positions did not perform quite as well as the overall sector. From a sector perspective, our holdings in consumer discretionary were the largest detractors, as investors continued to worry about housing and the increasing cost of oil. Not all of our holdings in the sector declined, as Urban Outfitters and Sohu.com posted gains well over 50% for the period.

The financial services sector remained a challenge as concern over additional bank write-downs continued to weigh on investor sentiment. We have focused our research efforts on financial institutions that we believe have limited exposure to credit risk. For example, we purchased IBERIABANK, the second-largest banking organization headquartered in Louisiana, during the reporting period. The company is benefiting from the

*  This position was no longer held by the Portfolio as of July 31, 2008.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

New Orleans reconstruction, the population movement north after Hurricane Katrina, and the Haynesville Shale (a rock formation containing oil and gas), which has perhaps become the most significant driver of economic activity in the state of Louisiana.

Although we viewed the fundamentals of the healthcare sector positively, we remained underweight to this area because we believed that valuations appeared high. We clearly missed a strong-performing sector. One of the Portfolio's best performers, Perrigo, advanced over 90% during the period. The generic drug manufacturer continues to take market share from its competitors. We would like to increase our healthcare weighting, but remain somewhat cautious about valuations. Additionally, we are concerned that valuations do not reflect the possibility of regulatory changes arising from a White House controlled by the Democratic party.

We did not attempt to aggressively reposition the Portfolio during this volatile period, but sought to add value by identifying long-term growth catalysts that hopefully will enable today's small-cap companies to grow into large-cap companies. The short-term whims of the market can be challenging to our long-term focus, but we are confident that company fundamentals, such as earnings growth, will become the primary determinant of market value.

Copper Rock

Our portion of the Portfolio lagged the benchmark during the reporting period. During the period, our stock selection in the consumer discretionary, healthcare, autos and transportation sectors contributed to performance. However, this was not enough to overcome the negative impact of stock selection in the financial services, technology, producer durables and energy sectors.

We were negatively impacted by a combination of factors early in the first quarter of 2008 and again in July 2008. Extreme volatility made its way through the equity markets as US economic growth slowed at a rapid pace and concerns surrounding the credit crunch exacerbated. This created a difficult environment for active small-cap growth managers, and resulted in the Portfolio giving back much of its outperformance from 2007.

This environment challenged our stock selection in the financials and technology sectors. Within financials, we had no exposure to companies with lending exposure, instead owning intra-dealer brokers and intermediaries. FC Stone* and GFI Group* had performed extremely well in 2007, and hit new highs in February of 2008 as they benefited from the high levels of volatility in the markets. However, as financial services firms unraveled and Bear Stearns collapsed, both stocks went down over 40%, in part over fears of counter-party risk related to financial institutions. Within the technology sector, concerns about the economy weighed on our conviction in Dealertrack and we exited the position entirely as it became clear the company would not meet earnings estimates.

Despite the contracting economy, which started to unravel in the latter part of 2007 and the extreme market conditions in the first half of 2008, several of our holdings in the consumer discretionary sector contributed positively to performance. Among the contributors were: Activision Blizzard, FTI Consulting and education services providers Capella Education Company* and Strayer Incorporated. In addition, stock selection within healthcare contributed to performance during the reporting period. Our overweight allocation and stock

*  This position was no longer held by the Portfolio as of July 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – concluded

selection in healthcare services and medical device companies, such as Psychiatric Solutions and Intuitive Surgical,* also helped.

As the market volatility paused in the second quarter of 2008, our "fundamentals first" style was rewarded and we gained back some of the returns we previously lost. Our positioning and stock selection within the energy sector added to performance. However, some of the gains were given back as recently as July of 2008 as energy prices fell dramatically and at a very fast rate.

*  This position was no longer held by the Portfolio as of July 31, 2008.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 2500 Growth Index (unaudited)

The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-11.39%	7.02%	N/A	0.86%
maximum sales charge	Class B3	-12.16%	6.07%	N/A	0.20%
or UBS PACE Select	Class C4	-12.08%	6.18%	N/A	0.09%
program fee	Class Y5	-11.09%	7.42%	N/A	3.14%
	Class P6	-11.22%	7.22%	7.42%	8.35%
After deducting	Class A2	-16.27%	5.82%	N/A	0.12%
maximum sales charge	Class B3	-15.85%	5.77%	N/A	0.20%
or UBS PACE Select	Class C4	-12.82%	6.18%	N/A	0.09%
program fee	Class P6	-12.54%	5.62%	5.82%	6.73%
Russell 2500 Growth Index		-5.56%	10.11%	5.95%	6.99%
Lipper Mid-Cap Growth Funds median		-7.55%	9.75%	5.95%	7.90%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -16.77%; 5-year period, 7.07%; since inception, 0.44%; Class B—1-year period, -16.26%; 5-year period, 7.06%; since inception, 0.52%; Class C—1-year period, -13.31%; 5-year period, 7.45%; since inception, 0.42%; Class Y—1-year period, -11.56%; 5-year period, 8.71%; since inception, 3.52%; Class P—1-year period, -13.00%; 5-year period, 6.90%; 10-year period, 5.86%; since inception, 6.99%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.30% and 1.30%; Class B—2.30% and 2.13%; Class C—2.08% and 2.08%; Class Y—0.93% and 0.93%; and Class P—1.16% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$508.6
Number of holdings	198
Portfolio composition[1]	07/31/08
Common stocks	92.8%
Investment company	1.7%
ADRs	0.9
Cash equivalents and other assets less liabilities	4.6
Total	100.0%
Top five sectors[1]	07/31/08
Industrials	24.3%
Information technology	24.2
Health care	18.5
Consumer discretionary	9.4
Energy	7.5
Total	83.9%
Top ten equity holdings[1]	07/31/08
Quanta Services	1.6%
Scientific Games	1.4
Psychiatric Solutions	1.3
Microsemi	1.3
Activision Blizzard	1.2
ON Semiconductor	1.2
Bucyrus International	1.1
FTI Consulting	1.0
Kansas City Southern	1.0
ResMed	1.0
Total	12.1%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—93.70%

Security description	Number of shares	Value
Aerospace & defense—1.13%
BE Aerospace, Inc.*	100,250	$2,574,420
Curtiss-Wright Corp.	60,025	3,159,716
		5,734,136
Air freight & couriers—0.34%
Dynamex, Inc.*	62,000	1,740,340
Auto components—1.98%
Gentex Corp.[1]	232,000	3,586,720
LKQ Corp.*	183,000	3,751,500
Wabtec Corp.	49,157	2,728,213
		10,066,433
Banks—0.76%
Cass Information Systems, Inc.	60,000	2,209,800
IBERIABANK Corp.	32,100	1,652,508
		3,862,308
Biotechnology—6.32%
Alexion Pharmaceuticals, Inc.*	34,628	3,246,375
BioMarin Pharmaceutical, Inc.*	56,584	1,841,809
Cephalon, Inc.1,*	34,594	2,530,897
Cepheid, Inc.*	262,315	4,490,833
Charles River Laboratories International, Inc.*	35,100	2,332,746
Neogen Corp.*	115,000	3,159,050
OSI Pharmaceuticals, Inc.*	43,403	2,284,300
QIAGEN N.V.*	65,104	1,223,304
Savient Pharmaceuticals, Inc.*	56,387	1,498,766
Sequenom, Inc.*	62,624	1,337,649
Techne Corp.*	45,000	3,578,400
United Therapeutics Corp.1,*	40,941	4,642,300
		32,166,429
Chemicals—1.20%
Intrepid Potash, Inc.*	81,909	4,529,568
Landec Corp.*	180,000	1,598,400
		6,127,968
Commercial services & supplies—8.47%
Atlas Air Worldwide Holdings, Inc.*	47,575	2,289,785
Cenveo, Inc.1,*	308,850	2,853,774
Con-way, Inc.	37,748	1,908,539
CoStar Group, Inc.*	30,787	1,535,963
EnergySolutions, Inc.	127,140	2,607,641
Equifax, Inc.	61,000	2,140,490
FTI Consulting, Inc.*	73,819	5,252,960
G & K Services, Inc., Class A	63,000	2,144,520
Huron Consulting Group, Inc.*	42,375	2,210,280
Iconix Brand Group, Inc.1,*	119,875	1,438,500
Mobile Mini, Inc.1,*	78,000	1,558,440
Monster Worldwide, Inc.*	83,234	1,476,571
Resources Connection, Inc.	165,000	3,818,100
Rollins, Inc.[1]	217,500	3,714,900
Strayer Education, Inc.[1]	10,844	2,414,959

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Universal Technical Institute, Inc.1,*	55,000	$807,400
VistaPrint Ltd.1,*	80,609	2,077,294
Waste Connections, Inc.*	77,469	2,819,097
		43,069,213
Communications equipment—2.14%
Atheros Communications*	59,100	1,832,100
Comverse Technology, Inc.*	56,290	843,224
Digi International, Inc.1,*	275,000	2,783,000
Echelon Corp.1,*	136,000	1,434,800
F5 Networks, Inc.*	72,000	2,098,800
Polycom, Inc.*	81,200	1,916,320
		10,908,244
Computers & peripherals—0.37%
Stratasys, Inc.1,*	120,000	1,866,000
Construction & engineering—1.59%
Quanta Services, Inc.*	262,254	8,098,404
Containers & packaging—0.46%
Silgan Holdings, Inc.	44,750	2,363,695
Distributors—0.28%
Beacon Roofing Supply, Inc.*	105,925	1,417,276
Diversified financials—2.81%
Affiliated Managers Group, Inc.*	29,290	2,530,656
Bankrate, Inc.1,*	38,365	1,206,579
Cohen & Steers, Inc.[1]	77,925	1,949,684
Investment Technology Group, Inc.*	67,045	1,993,918
MSCI, Inc., Class A*	35,458	1,054,876
Nasdaq Stock Market, Inc.*	71,325	1,980,695
Portfolio Recovery Associates, Inc.1,*	90,000	3,588,300
		14,304,708
Electrical equipment—3.11%
AMETEK, Inc.	68,873	3,296,262
Belden, Inc.	73,827	2,725,693
EnerSys*	58,187	1,878,276
Evergreen Solar, Inc.1,*	118,735	1,108,985
General Cable Corp.*	71,200	4,103,256
GT Solar International, Inc.*	81,300	996,738
SunPower Corp., Class A*	21,700	1,709,309
		15,818,519
Electric utilities—0.17%
ITC Holdings Corp.	17,112	891,877
Electronic equipment & instruments—2.36%
FLIR Systems, Inc.*	54,684	2,227,826
Greatbatch, Inc.*	115,000	2,352,900
Napco Security Systems, Inc.*	103,200	456,144
Riverbed Technology, Inc.1,*	191,889	3,045,278
Tech Data Corp.*	43,000	1,499,410
Teledyne Technologies, Inc.*	38,492	2,421,147
		12,002,705

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Energy equipment & services—3.15%
Dril-Quip, Inc.*	68,451	$3,705,937
Energy Conversion Devices, Inc.1,*	39,010	2,727,969
Hercules Offshore, Inc.*	36,433	909,732
Oceaneering International, Inc.*	23,079	1,399,511
Patterson-UTI Energy, Inc.	50,546	1,436,518
T-3 Energy Services, Inc.*	24,846	1,703,690
W-H Energy Services, Inc.*	45,000	4,118,850
		16,002,207
Food & drug retailing—0.59%
United Natural Foods, Inc.1,*	155,000	2,979,100
Food products—1.06%
Green Mountain Coffee Roasters, Inc.*	43,614	1,585,369
Hain Celestial Group, Inc.*	80,000	2,091,200
USANA Health Sciences, Inc.1,*	50,000	1,704,500
		5,381,069
Gas utilities—1.14%
Petrohawk Energy Corp.*	50,600	1,685,992
Southern Union Co.	156,550	4,089,086
		5,775,078
Health care equipment & supplies—5.58%
Abaxis, Inc.1,*	32,500	646,425
AngioDynamics, Inc.*	195,000	3,096,600
ArthroCare Corp.1,*	53,000	1,120,420
Beckman Coulter, Inc.	30,850	2,231,689
Conceptus, Inc.1,*	112,921	1,927,561
Cooper Cos., Inc.[1]	72,025	2,427,243
Endologix, Inc.*	203,700	437,955
I-Flow Corp.1,*	109,466	1,136,257
MEDTOX Scientific, Inc.*	52,000	750,880
NuVasive, Inc.1,*	47,595	2,673,411
ResMed, Inc.*	136,144	5,148,966
Somanetics Corp.1,*	84,000	1,841,280
SurModics, Inc.1,*	35,000	1,473,150
West Pharmaceutical Services, Inc.[1]	75,975	3,488,772
		28,400,609
Health care providers & services—5.27%
Henry Schein, Inc.*	40,875	2,189,265
Icon PLC, ADR *	30,175	2,424,260
IPC The Hospitalist Co.*	68,000	1,465,400
MAXIMUS, Inc.	96,000	3,562,560
Omnicare, Inc.	70,700	2,081,408
Parexel International Corp.*	100,663	2,942,379
Pediatrix Medical Group, Inc.*	70,000	3,405,500
Pharmaceutical Product Development, Inc.	50,800	1,937,512
Psychiatric Solutions, Inc.1,*	193,935	6,791,604
		26,799,888

Security description	Number of shares	Value
Hotels, restaurants & leisure—2.43%
Burger King Holdings, Inc.	94,200	$2,527,386
Cheesecake Factory, Inc.1,*	130,000	1,830,400
Penn National Gaming, Inc.*	31,029	885,257
Scientific Games Corp., Class A1,*	235,187	7,135,574
		12,378,617
Industrial conglomerates—1.14%
Chemed Corp.[1]	93,000	3,980,400
Walter Industries, Inc.	17,456	1,830,611
		5,811,011
Internet software & services—3.15%
Akamai Technologies, Inc.*	64,244	1,499,455
Allscripts Healthcare Solutions, Inc.1,*	92,000	1,108,600
DealerTrack Holdings, Inc.*	120,000	1,869,600
Equinix, Inc.1,*	52,918	4,305,409
McAfee, Inc.*	104,800	3,432,200
SINA Corp.1,*	47,245	2,136,891
Sohu.com, Inc.1,*	21,875	1,651,125
		16,003,280
IT consulting & services—1.82%
Forrester Research, Inc.*	82,000	2,763,400
Innerworkings, Inc.1,*	160,000	1,865,600
Ritchie Brothers Auctioneers, Inc.[1]	87,082	2,273,711
SAIC, Inc.*	123,921	2,340,868
		9,243,579
Machinery—4.66%
Bucyrus International, Inc., Class A	82,336	5,764,344
Flowserve Corp.	18,951	2,526,926
Harsco Corp.	41,699	2,255,916
Kaydon Corp.[1]	65,805	3,120,473
Middleby Corp.1,*	53,800	2,517,840
Nordson Corp.	30,697	2,169,050
Titan International, Inc.	51,058	2,359,390
Trinity Industries, Inc.	79,800	3,003,672
		23,717,611
Media—0.57%
DreamWorks Animation SKG, Inc., Class A*	97,098	2,883,811
Metals & mining—0.75%
Denison Mines Corp.*	282,900	1,920,891
Massey Energy Co.	25,400	1,885,950
		3,806,841
Multi-line retail—0.85%
Big Lots, Inc.1,*	90,450	2,755,107
BJ's Wholesale Club, Inc.*	42,400	1,591,272
		4,346,379

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
Oil & gas—4.86%
Aegean Marine Petroleum Network, Inc.	28,081	$1,016,532
Arena Resources, Inc.*	26,574	1,087,142
BPZ Resources, Inc.1,*	46,446	838,350
Carrizo Oil & Gas, Inc.1,*	74,303	3,740,413
Denbury Resources, Inc.*	113,353	3,189,754
Exterran Holdings, Inc.*	48,757	2,751,845
GMX Resources, Inc.1,*	23,135	1,358,025
Helix Energy Solutions Group, Inc.*	106,300	3,394,159
Parallel Petroleum Corp.*	252,766	4,140,307
Penn Virginia Corp.	21,745	1,321,009
Rex Energy Corp.*	49,820	991,418
SandRidge Energy, Inc.*	17,888	874,544
		24,703,498
Pharmaceuticals—1.33%
Medicis Pharmaceutical Corp., Class A	107,995	1,982,788
Perrigo Co.	135,422	4,770,917
		6,753,705
Real estate—0.67%
Brookdale Senior Living, Inc.[1]	83,345	1,271,845
Corrections Corp. of America*	75,700	2,121,871
		3,393,716
Road & rail—3.48%
Forward Air Corp.	63,000	2,305,170
Genesee & Wyoming, Inc., Class A1,*	93,590	3,787,587
J.B. Hunt Transport Services, Inc.	34,892	1,290,306
Kansas City Southern*	94,585	5,202,175
Landstar System, Inc.	36,963	1,869,589
Old Dominion Freight Line, Inc.*	88,600	3,251,620
		17,706,447
Semiconductor equipment & products—5.57%
Atmel Corp.*	877,275	3,096,781
Entegris, Inc.*	295,002	1,867,363
Marvell Technology Group Ltd.*	161,008	2,381,308
Microsemi Corp.1,*	250,183	6,494,751
ON Semiconductor Corp.*	635,215	5,964,669
Power Integrations, Inc.*	90,000	2,458,800
Rudolph Technologies, Inc.*	78,000	680,940
Semtech Corp.*	205,000	2,986,850
Varian Semiconductor Equipment Associates, Inc.1,*	82,525	2,411,380
		28,342,842
Software—8.84%
Activision Blizzard, Inc.*	174,884	6,292,326
Ansoft Corp.*	88,000	3,142,480
ANSYS, Inc.*	72,251	3,314,876
Commvault Systems, Inc.*	101,450	1,545,084
Concur Technologies, Inc.*	37,419	1,542,411

Security description	Number of shares	Value
Software—(concluded)
FARO Technologies, Inc.1,*	60,000	$1,422,000
Guidance Software, Inc.*	132,000	1,436,160
Informatica Corp.*	135,674	2,196,562
Manhattan Associates, Inc.*	82,000	2,012,280
National Instruments Corp.	149,000	5,073,450
Nuance Communications, Inc.*	158,200	2,455,264
Quest Software, Inc.*	292,550	4,420,430
SkillSoft PLC, ADR*	227,686	2,333,782
Solera Holdings, Inc.*	59,986	1,738,994
Sybase, Inc.*	27,489	923,905
Ultimate Software Group, Inc.*	113,000	2,963,990
Verint Systems, Inc.*	99,000	2,128,500
		44,942,494
Specialty retail—1.73%
Aeropostale, Inc.*	33,719	1,087,438
J. Crew Group, Inc.*	62,900	1,809,004
The Buckle, Inc.	28,583	1,471,167
Urban Outfitters, Inc.1,*	134,042	4,424,726
		8,792,335
Textiles & apparel—1.57%
Deckers Outdoor Corp.*	13,904	1,571,291
Fossil, Inc.*	43,713	1,170,634
Guess?, Inc.	108,951	3,450,478
Phillips-Van Heusen Corp.	50,950	1,803,630
		7,996,033
Total common stocks (cost—$468,699,588)		476,598,405
Investment company—1.65%
iShares Russell 2000 Growth Index Fund[1] (cost—$8,436,923)	108,468	8,390,000
	Face amount
Repurchase agreement—5.44%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $23,197,113 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$28,210,440); proceeds: $27,658,145 (cost—$27,657,000)	$27,657,000	27,657,000

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2008

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—14.16%
Money market funds[2]—14.16%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	8,515,131	$8,515,131
DWS Money Market Series Institutional, 2.533%	6,041,804	6,041,804
UBS Private Money Market Fund LLC,[3] 2.325%	57,474,628	57,474,628
Total money market funds and investments of cash collateral from securities loaned (cost—$72,031,563)		72,031,563
Total investments (cost—$576,825,074)— 114.95%		584,676,968
Liabilities in excess of other assets—(14.95)%		(76,045,156)
Net assets—100.00%		$508,631,812

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Rates shown reflect yield at July 31, 2008.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$82,596,473	$318,371,817	$343,493,662	$57,474,628	$1,109,823

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	96.9%
Ireland	0.8
Bermuda	0.8
Canada	0.7
Cayman Islands	0.4
Netherlands	0.2
Marshall Islands	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 13.53% (before the deduction of the maximum UBS PACE Select program fee and declined 14.81% after the deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI EAFE Index (the "benchmark") declined 12.19%, and the Lipper International Large-Cap Growth Funds category posted a median decline of 8.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 141. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments

Martin Currie

Our portion of the Portfolio lagged the benchmark during the 12-month reporting period. During that time, our stock selection in Japan and, to a lesser extent, Europe detracted from performance. On the upside, our holdings in Asia and emerging markets benefited performance.

In a volatile period for the Japanese market, the principal detractor from performance was Sumitomo Heavy, which specializes in shipbuilding, injection molding machinery and port infrastructure. The stock had benefited from strong growth in global trade. However, as investors became more concerned about the outlook for global growth, its shares fell sharply and we sold the position during the reporting period. Hitachi Construction Machinery also detracted from performance. The company faced a lull in demand and rising input costs, prompting us to eliminate the position.

In Europe, the largest negative contributors to performance were our holdings in Hypo Real Estate, Fiat and BT Group. Hypo Real Estate, a German real estate financing group, saw its shares fall sharply in response to a write-down on its collateralized debt obligation holdings. Although the markets that the company targets offer high returns for those who have the financing available, we were concerned that its own finances were under pressure and that it would be forced to raise new capital. As a result, we sold our position. We also eliminated our holding in Fiat, which

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Advisors:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and JPMorgan Investment Management Inc. ("JPMorgan")

Portfolio Managers:

Martin Currie: James Fairweather; Mondrian: Nigel G. May, Hugh A. Serjeant and Emma R. E. Lewis;
JPMorgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies "change" as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage in clients' portfolios. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM. The result is a committed

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – continued

faced rising input costs and waning consumer demand. We continue to hold BT Group. While its results have disappointed, we believe the reaction was overdone.

In a troubled period for financials, our stock picking in this sector was a positive contributor to performance. Hong Kong Exchanges & Clearing was a beneficiary of the soaring Hong Kong financial markets in 2007. As a falling stock market has a direct impact on the group's earnings, we took our profits from this holding by selling it in the spring of 2008. Elsewhere, we saw strong performance from Czech utility CEZ, German energy group E.On, Australian miner BHP Billiton and Norwegian offshore driller Seadrill.

Given the deteriorating macroeconomic situation, we have sold companies that are heavily exposed to rising input costs and deteriorating consumer demand. We have added companies that we believe should be robust in the face of an economic downturn such as Boart Longyear, an Australian mining services group, and ENI, an Italian energy company.

JPMorgan

During the reporting period, our portion of the Portfolio underperformed the benchmark. Sector-wise, our holdings in basic industries, transport service and consumer cyclicals detracted from performance, while our stock selection in telecommunications and capital market banks added value. From a regional perspective, our stock selection in the United Kingdom and the Pacific (excluding Japan) hurt returns, while stocks in Continental Europe had a positive impact on relative performance.

At the stock level, Taylor Wimpey, a UK-based homebuilder, was a major detractor from performance. Its shares were hit by concerns that tighter credit conditions would continue to undermine business both in the UK and the US. Though the company continues to exploit the synergies generated by the 2007 merger of homebuilders Taylor Woodrow and George Wimpey, we eliminated the holding due to the challenging environment. An overweight in the UK's third-largest drug maker, Shire, also detracted from relative performance as its shares declined more than 33% over the 12-month reporting period as sales of Aderall XR's successor drug Vyvanse were weaker than expected.

Investment process (concluded)

and distinctive EAFE (that is, Europe, Australasia, Far East) portfolio that reflects what Martin Currie believes are the best investment opportunities internationally.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JPMorgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – concluded

On a more positive note, our shares of Daikin Industries, a Japanese manufacturer of air conditioning equipment, performed well throughout the reporting period. The company announced strong results fueled by increasing demand for air conditioning units in Europe and Asia, as well as a revenue boost from a new Czech-based factory. Daikin's energy-saving products are also gaining market share.

MAN Group, a UK-based investment manager specializing in hedge funds, was also a major contributor to performance. Defying the broad downturn among financials, the stock rose over 10% during the reporting period. The company doubled its dividend after pre-tax earnings rose 60% for its fiscal year ended March 31, 2008. AHL Diversified, the fund that accounts for a third of MAN Group's assets and 90% of its performance fees, generated a 37% gain during the period, causing performance fees to more than double.

Mondrian

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period, with sector allocations adding to returns. The positive contribution from the overweight positions in the telecommunications services and healthcare sectors more than offset the negative contribution from an underweight position in the materials sector. Country allocation also contributed positively to relative returns. The Portfolio's most significant positions were the opportunistic exposures to the strongly performing markets of South Africa and Taiwan, along with an underweight position in the weak Japanese market.

In aggregate, stock selection subtracted slightly from returns. Strong stock selection in the energy and telecommunications services sectors was offset by weak stock selection in the financials, materials and consumer discretionary sectors. For example, a position in Sasol, a South African energy company, performed very well, as the stock rose 44.7%. Likewise, Chunghwa Telecom and France Telecom saw their shares rise 39.7% and 24.4%, respectively.

However, HBOS, a UK retail bank, and Fortis, a Belgian financial services firm, were very weak, falling 65.8% and 53.8%, respectively. Large write-downs were almost widespread across the European banking industry. In the consumer discretionary sector, our holdings in Saint-Gobain, a French building materials group, fell 41.3%. Meanwhile, GKN, a UK engineering group, declined 42.9%, adversely affected by a softening demand outlook and surging input costs. Against country indices, stock selection was strongly positive in Japan and Spain, but weak in France and the UK.

Currency selection also subtracted slightly from returns. Although an overweight position in the Euro made a positive contribution, this was more than offset by underweight positions in the Japanese yen and Swiss franc.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the MSCI EAFE Index (unaudited)

The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Index over the 10 years ended July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-13.73%	14.96%	N/A	4.28%
maximum sales charge	Class B3	-14.57%	13.86%	N/A	3.52%
or UBS PACE Select	Class C4	-14.42%	14.03%	N/A	3.45%
program fee	Class Y5	-13.38%	15.45%	N/A	5.02%
	Class P6	-13.53%	15.31%	4.38%	6.40%
After deducting	Class A2	-18.49%	13.68%	N/A	3.52%
maximum sales charge	Class B3	-18.36%	13.62%	N/A	3.52%
or UBS PACE Select	Class C4	-15.18%	14.03%	N/A	3.45%
program fee	Class P6	-14.81%	13.59%	2.82%	4.82%
MSCI EAFE Index		-12.19%	15.36%	5.38%	6.53%
Lipper International Large-Cap Growth Funds median		-8.64%	13.66%	3.56%	6.22%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -17.64%; 5-year period, 15.00%; since inception, 4.02%; Class B—1-year period, -17.49%; 5-year period, 14.95%; since inception, 4.02%; Class C—1-year period, -14.37%; 5-year period, 15.36%; since inception, 3.96%; Class Y—1-year period, -12.53%; 5-year period, 16.77%; since inception, 5.55%; Class P—1-year period, -13.94%; 5-year period, 14.89%; 10-year period, 3.39%; since inception, 5.13%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.38% and 1.38%; Class B—2.27% and 2.27%; Class C—2.18% and 2.18%; Class Y—1.02% and 1.02%; and Class P—1.12% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI EAFE Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (bn)	$1.2
Number of holdings	263
Portfolio composition[1]	07/31/08
Common stocks, preferred stocks and rights	98.3%
ADRs and GDRs	1.2
Futures and forward foreign currency contracts	(0.0)[2]
Cash equivalents and other assets less liabilities	0.5
Total	100.0%
Regional allocation[1]	07/31/08
Europe	67.5%
Asia	24.6
Oceania	6.4
The Americas	0.6
Africa	0.4
Futures and forward foreign currency contracts	(0.0)[2]
Cash equivalents and other assets less liabilities	0.5
Total	100.0%
Top five countries (equity investments)[1]	07/31/08
United Kingdom	22.4%
Japan	18.6
France	10.6
Germany	8.9
Spain	7.0
Total	67.5%
Top five sectors[1]	07/31/08
Financials	24.4%
Industrials	11.4
Energy	10.4
Telecommunication services	8.9
Healthcare	8.6
Total	63.7%
Top ten equity holdings[1]	07/31/08
BP	2.6%
Telefonica	2.5
Banco Santander	2.5
Nestle	1.8
GlaxoSmithKline	1.7
Takeda Pharmaceutical	1.7
E.ON	1.7
Total SA	1.6
Societe Generale	1.6
Compass Group	1.4
Total	19.1%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2008.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—99.39%

Security description	Number of shares	Value
Australia—6.11%
Airlines—0.18%
Qantas Airways Ltd.	713,080	$2,193,205
Banks—1.15%
Australia & New Zealand Banking Group Ltd.	82,027	1,232,011
Commonwealth Bank of Australia	19,924	734,310
National Australia Bank Ltd.	467,241	10,640,424
Westpac Banking Corp.	66,724	1,330,378
		13,937,123
Beverages—0.76%
Foster's Group Ltd.	1,980,851	9,178,654
Construction & engineering—0.57%
Boart Longyear Group	3,604,190	6,879,146
Containers & packaging—0.34%
Amcor Ltd.	832,820	4,101,407
Diversified financials—0.10%
Macquarie Group Ltd.[1]	24,730	1,168,902
Diversified telecommunication services—1.18%
Telstra Corp. Ltd.	3,420,640	14,382,173
Industrial conglomerates—0.42%
Wesfarmers Ltd.	160,602	5,151,487
Metals & mining—0.78%
BHP Billiton Ltd.	158,053	5,903,326
International Ferro Metals Ltd.*	404,762	629,365
Rio Tinto Ltd.	24,945	2,880,293
		9,412,984
Oil & gas—0.02%
Woodside Petroleum Ltd.	4,534	226,880
Pharmaceuticals—0.61%
CSL Ltd.	228,198	7,410,071
Total Australia common stocks		74,042,032
Austria—0.48%
Diversified telecommunication services—0.17%
Telekom Austria AG	98,267	2,015,008
Oil & gas—0.31%
OMV AG	55,588	3,830,525
Total Austria common stocks		5,845,533
Belgium—0.49%
Diversified financials—0.49%
Fortis[2]	409,528	5,761,181
Fortis[3]	11,984	169,340
Fortis STRIP VVPR*	151,262	2,359
Total Belgium common stocks		5,932,880

Security description	Number of shares	Value
Brazil—0.56%
Banks—0.56%
Unibanco—Uniao de Bancos Brasileiros SA, GDR[1]	51,100	$6,726,293
Cayman Islands—0.00%
Diversified telecommunication services—0.00%
Hutchison Telecommunications International Ltd.*	20,841	27,325
Czech Republic—0.78%
Electric utilities—0.78%
CEZ	114,534	9,388,714
Denmark—0.37%
Marine—0.02%
A.P. Moller—Maersk A/S, Class A	26	299,308
Pharmaceuticals—0.35%
Novo-Nordisk A/S, Class B	66,463	4,228,262
Total Denmark common stocks		4,527,570
Finland—1.26%
Auto components—0.44%
Nokian Renkaat Oyj	123,060	5,304,991
Communications equipment—0.38%
Nokia Oyj	166,444	4,549,519
Construction & engineering—0.02%
YIT Oyj	17,249	293,451
Machinery—0.04%
KCI Konecranes Oyj	12,122	482,401
Paper & forest products—0.36%
UPM-Kymmene Oyj	279,836	4,423,915
Venture capital—0.02%
Ruukki Group Oyj[1]	74,062	238,462
Total Finland common stocks		15,292,739
France—10.54%
Aerospace & defense—0.05%
Thales SA	9,749	550,288
Auto components—0.12%
Compagnie Generale des Etablissements Michelin	22,023	1,444,701
Automobiles—0.67%
Renault SA	97,505	8,109,434
Banks—1.61%
BNP Paribas SA	2,148	213,280
Societe Generale	206,723	19,246,874
		19,460,154
Building products—0.46%
Cie de Saint-Gobain	89,562	5,567,302

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
France—(concluded)
Chemicals—0.16%
Arkema	24,877	$1,260,057
Rhodia SA	34,355	649,371
		1,909,428
Construction & engineering—0.22%
Alstom	23,910	2,693,891
Construction materials—0.31%
Lafarge SA	27,417	3,725,274
Diversified telecommunication services—0.79%
France Telecom	301,242	9,564,800
Food & drug retailing—1.26%
Carrefour SA	145,365	7,394,433
Casino Guichard- Perrachon SA	78,721	7,829,560
		15,223,993
Hotels, restaurants & leisure—0.54%
Accor SA	99,056	6,600,996
Insurance—0.85%
Axa	271,189	8,009,862
SCOR SE	96,709	2,292,128
		10,301,990
IT consulting & services—0.24%
Atos Origin SA	50,233	2,895,293
Media—0.35%
Vivendi Universal SA	101,353	4,236,284
Multi-line retail—0.02%
PPR	2,811	304,493
Multi-utilities—0.24%
Suez SA	49,211	2,938,288
Suez SA STRIP VVPR*	24,336	380
		2,938,668
Oil & gas—2.45%
GDF Suez	155,143	9,695,356
Total SA	260,575	19,978,112
		29,673,468
Pharmaceuticals—0.20%
Sanofi-Aventis	35,426	2,486,179
Transportation infrastructure—0.00%
Vinci SA	950	53,665
Total France common stocks		127,740,301
Germany—8.78%
Airlines—0.04%
Deutsche Lufthansa AG	22,298	511,550

Security description	Number of shares	Value
Germany—(concluded)
Chemicals—2.09%
Bayer AG	198,372	$17,145,117
K+S AG	64,644	8,014,101
Lanxess	4,931	191,129
		25,350,347
Diversified financials—0.11%
Deutsche Boerse AG	11,310	1,289,591
Diversified telecommunication services—0.69%
Deutsche Telekom AG	482,845	8,393,653
Electrical equipment—1.34%
Siemens AG	132,199	16,217,491
Electric utilities—1.69%
E.ON AG	107,515	20,514,941
Household products—0.04%
Henkel AG & Co. KGaA	12,186	467,038
Insurance—0.41%
Allianz SE	5,073	860,357
Hannover Rueckversicherung AG	57,454	2,746,732
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)	7,906	1,316,780
		4,923,869
Internet software & services—0.26%
United Internet AG	162,210	3,126,965
Machinery—0.67%
MAN AG	34,293	3,458,178
Tognum AG	212,494	4,669,263
		8,127,441
Metals & mining—0.20%
Kloeckner & Co. AG	4,558	228,658
ThyssenKrupp AG	40,076	2,242,252
		2,470,910
Multi-utilities—1.24%
RWE AG	125,872	15,096,799
Total Germany common stocks		106,490,595
Greece—1.17%
Banks—1.11%
Alpha Bank A.E.	36,464	1,075,066
EFG Eurobank Ergasias	65,676	1,627,369
National Bank of Greece SA	203,394	9,690,957
Piraeus Bank SA	37,715	1,128,194
		13,521,586
Food products—0.06%
Coca Cola Hellenic Bottling Co. SA	28,110	694,840
Total Greece common stocks		14,216,426

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Hong Kong—2.94%
Banks—0.62%
BOC Hong Kong (Holdings) Ltd.	3,005,000	$7,574,944
Diversified financials—0.00%
Swire Pacific Ltd.	245	2,607
Electric utilities—0.40%
Hong Kong Electric Holdings	838,500	4,850,198
Industrial conglomerates—0.09%
Hutchison Whampoa Ltd.	119,604	1,122,653
Real estate—1.15%
Cheung Kong Holdings Ltd.	821	11,544
New World Development Co. Ltd.	246,000	460,580
Sun Hung Kai Properties Ltd.	516,000	7,698,753
Wharf Holdings Ltd.	1,303,875	5,773,319
		13,944,196
Specialty retail—0.21%
Esprit Holdings Ltd.	238,369	2,547,738
Wireless telecommunication services—0.47%
China Mobile Ltd.	422,000	5,644,774
Total Hong Kong common stocks		35,687,110
Italy—4.70%
Automobiles—0.20%
Fiat SpA	139,707	2,389,020
Banks—2.59%
Banca Intesa SpA	2,296,388	12,940,256
Banco Popolare Scarl	137,071	2,461,702
Intesa Sanpaolo	305,677	1,604,379
UniCredito Italiano SpA	2,417,422	14,405,552
		31,411,889
Construction materials—0.17%
Buzzi Unicem SpA	97,023	2,043,258
Electric utilities—0.83%
Enel SpA	1,091,542	10,114,921
Oil & gas—0.91%
Eni SpA	324,809	10,987,387
Total Italy common stocks		56,946,475
Japan—18.65%
Automobiles—1.16%
Toyota Motor Corp.	326,607	14,034,192
Banks—1.33%
Mitsubishi Tokyo Financial Group, Inc.	415,000	3,656,704
Mizuho Financial Group, Inc.	1,720	8,236,428
Sumitomo Mitsui Financial Group, Inc.	553	4,260,590
		16,153,722

Security description	Number of shares	Value
Japan—(continued)
Building products—0.33%
Asahi Glass Co. Ltd.	366,000	$4,048,882
Chemicals—0.04%
Ube Industries Ltd.	143,000	510,850
Zeon Corp.	900	3,591
		514,441
Computers & peripherals—0.05%
Elpida Memory, Inc.*	18,900	540,789
Fujitsu Ltd.	6,000	43,656
		584,445
Construction & engineering—0.09%
Nishimatsu Construction Co. Ltd.	438,000	1,088,566
Diversified financials—0.91%
Daiwa Securities Group, Inc.	130,000	1,122,958
Hitachi Capital Corp.	92,900	1,646,599
Orix Corp.	54,370	8,229,119
		10,998,676
Diversified telecommunication services—0.40%
Nippon Telegraph & Telephone Corp. (NTT)	955	4,841,075
Electrical equipment—0.71%
Fujikura Ltd.	200	898
Mitsubishi Electric Corp.	428,000	4,151,559
Nitto Denko Corp.	155,200	4,439,482
		8,591,939
Electric utilities—0.12%
Kansai Electric Power Co., Inc.	16,600	385,492
Tokyo Electric Power Co., Inc.	40,600	1,117,842
		1,503,334
Electronic equipment & instruments—0.45%
Ibiden Co. Ltd.	36,700	1,067,707
NIDEC Corp.	22,000	1,559,488
Nippon Electric Glass Co. Ltd.	107,000	1,573,358
Taiyo Yuden Co. Ltd.	42,000	420,947
TDK Corp.	14,700	853,862
		5,475,362
Food & drug retailing—0.73%
Seven & I Holdings Co. Ltd.	287,800	8,796,871
Food products—0.05%
Yakult Honsha Co. Ltd.	19,600	560,784
Gas utilities—0.33%
Tokyo Gas Co. Ltd.	990,000	3,977,870
Health care equipment & supplies—0.09%
Terumo Corp.	21,300	1,096,947

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Japan—(continued)
Health care providers & services—0.11%
Suzuken Co. Ltd.	39,100	$1,344,472
Household durables—0.96%
Matsushita Electric Industrial Co. Ltd.	142,900	3,027,325
Sekisui House Ltd.	874,000	8,133,827
Sharp Corp.	10,000	138,964
Sony Corp.	9,200	346,504
		11,646,620
Household products—0.92%
Kao Corp.	428,000	11,094,521
Insurance—0.73%
Millea Holdings, Inc.	237,700	8,871,113
Internet software & services—0.04%
Softbank Corp.	25,600	467,830
IT consulting & services—0.16%
Nomura Research Institute, Ltd.	42,300	945,776
NTT Data Corp.	247	1,017,363
		1,963,139
Leisure equipment & products—0.04%
FUJIFILM Holdings Corp.	14,800	463,713
Machinery—0.54%
Daikin Industries Ltd.	87,595	3,713,649
Minebea Co. Ltd.	528,000	2,787,612
		6,501,261
Marine—0.17%
Kawasaki Kisen Kaisha Ltd.	271,000	2,119,291
Metals & mining—0.46%
JFE Holdings, Inc.	72,400	3,496,515
Mitsubishi Materials Corp.	354,000	1,385,610
Tokyo Steel Manufacturing Co. Ltd.	63,000	703,493
		5,585,618
Multi-line retail—0.03%
H2O Retailing Corp.	62,000	400,892
Office electronics—1.08%
Canon, Inc.	286,700	13,101,069
Personal products—0.13%
Shiseido Co. Ltd.	71,000	1,576,475
Pharmaceuticals—2.40%
Astellas Pharma, Inc.	188,300	8,142,572
Takeda Pharmaceutical Co.	393,400	20,897,371
		29,039,943
Real estate—0.65%
Mitsui Fudosan Co. Ltd.	294,000	6,601,053
Tokyu Land Corp.	256,000	1,271,147
		7,872,200

Security description	Number of shares	Value
Japan—(concluded)
Road & rail—0.96%
East Japan Railway Co.	856	$6,698,935
West Japan Railway Co.	1,032	4,889,814
		11,588,749
Software—0.72%
Nintendo Co., Ltd.	18,100	8,728,180
Specialty retail—0.05%
Nitori Co., Ltd.	11,650	635,079
Tobacco—0.32%
Japan Tobacco, Inc.	835	3,907,262
Trading companies & distributors—0.91%
Itochu Corp.	908,000	8,905,986
Mitsui & Co. Ltd.	102,700	2,132,840
		11,038,826
Wireless telecommunication services—0.48%
KDDI Corp.	1,025	5,874,173
Total Japan common stocks		226,087,532
Luxembourg—0.13%
Metals & mining—0.13%
ArcelorMittal	18,310	1,620,806
Netherlands—2.32%
Air freight & couriers—0.22%
TNT N.V.	75,031	2,621,831
Chemicals—0.30%
Akzo Nobel N.V.	64,116	3,660,833
Construction & engineering—0.05%
Koninklijke BAM Groep N.V.	40,692	628,902
Diversified financials—1.11%
ING Groep N.V.	412,962	13,499,792
Media—0.62%
Reed Elsevier N.V.	451,381	7,449,830
Semiconductor equipment & products—0.02%
STMicroelectronics N.V.	19,518	214,982
Total Netherlands common stocks		28,076,170
New Zealand—0.29%
Diversified telecommunication services—0.29%
Telecom Corp. of New Zealand Ltd.[1]	1,252,972	3,467,889
Norway—1.70%
Banks—0.71%
DnB NOR ASA	675,827	8,631,804
Energy equipment & services—0.64%
SeaDrill Ltd.[1]	257,200	7,728,370
Industrial conglomerates—0.35%
Orkla ASA	330,901	4,194,556
Total Norway common stocks		20,554,730

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Portugal—0.07%
Diversified telecommunication services—0.07%
Portugal Telecom, SGPS, SA	75,258	$822,098
Russia—0.52%
Oil & gas—0.52%
Gazprom	132,502	6,348,366
Singapore—1.82%
Airlines—0.00%
Singapore Airlines Ltd.	740	8,145
Banks—1.02%
Oversea-Chinese Banking Corp.	762,400	4,682,262
United Overseas Bank Ltd.	538,000	7,638,857
		12,321,119
Diversified financials—0.28%
Jardine Matheson Holdings Ltd.	106,400	3,350,486
Diversified telecommunication services—0.35%
Singapore Telecommunications Ltd.	1,643,120	4,289,401
Hotels, restaurants & leisure—0.09%
City Developments Ltd.	135,000	1,117,164
Real estate—0.08%
Keppel Land Ltd.	277,000	984,556
Total Singapore common stocks		22,070,871
South Africa—0.37%
Oil & gas—0.37%
Sasol Ltd.	83,850	4,452,305
Spain—7.00%
Banks—2.73%
Banco Bilbao Vizcaya Argentaria SA	186,870	3,418,542
Banco Santander Central Hispano SA	1,539,825	29,713,088
		33,131,630
Construction & engineering—0.77%
Tecnicas Reunidas SA	124,807	9,383,567
Diversified financials—0.06%
Bolsas y Mercados Espanoles	18,583	683,820
Diversified telecommunication services—2.54%
Telefonica SA	1,183,436	30,830,214
Electric utilities—0.79%
Iberdrola SA	701,448	9,524,942
Multi-utilities—0.08%
Union Fenosa SA	34,745	930,895
Transportation infrastructure—0.03%
Abertis Infraestructuras SA	18,298	387,859
Total Spain common stocks		84,872,927

Security description	Number of shares	Value
Sweden—0.52%
Banks—0.31%
Skandinaviska Enskilda Banken AB (SEB), Class A	100,563	$2,078,913
Svenska Handelsbanken,	24,053	612,617
Swedbank AB, Class A	53,217	1,112,365
		3,803,895
Machinery—0.03%
Scania AB	19,734	309,496
Specialty retail—0.18%
Hennes & Mauritz AB (H&M), Class B	41,083	2,200,504
Total Sweden common stocks		6,313,895
Switzerland—4.72%
Banks—0.22%
Credit Suisse Group	54,192	2,720,536
Construction materials—0.07%
Holcim Ltd.	12,055	858,860
Electrical equipment—0.13%
ABB Ltd.	58,948	1,553,333
Food products—1.77%
Nestle SA	489,030	21,432,045
Health care equipment & supplies—0.41%
Phonak Holding AG	69,594	5,058,691
Insurance—0.21%
Swiss Re	15,463	960,292
Zurich Financial Services AG	5,931	1,558,270
		2,518,562
Pharmaceuticals—1.82%
Novartis AG	287,211	17,024,458
Roche Holding Genusscheine AG	27,129	5,009,871
		22,034,329
Software—0.09%
Temenos Group AG*	36,103	1,060,996
Total Switzerland common stocks		57,237,352
Taiwan—0.68%
Diversified telecommunication services—0.31%
Chunghwa Telecom Co. Ltd., ADR	149,190	3,758,096
Semiconductor equipment & products—0.37%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR[1]	475,469	4,516,958
Total Taiwan common stocks		8,275,054
United Kingdom—22.42%
Aerospace & defense—0.99%
BAE Systems PLC	1,354,955	12,049,880

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
United Kingdom—(continued)
Auto components—0.23%
GKN PLC	670,708	$2,815,837
Banks—2.26%
HBOS PLC	975,294	5,597,802
HSBC Holdings PLC[2]	195,794	3,239,444
HSBC Holdings PLC[4]	164,000	2,699,166
Lloyds TSB Group PLC	1,121,715	6,548,351
Royal Bank of Scotland Group PLC	2,211,685	9,254,941
		27,339,704
Commercial services & supplies—0.02%
Robert Walters PLC	81,416	175,899
Construction & engineering—0.20%
Balfour Beatty PLC	187,004	1,459,510
Carillion PLC	159,609	893,445
Interserve PLC	9,089	71,564
		2,424,519
Diversified financials—0.27%
Man Group PLC	267,782	3,234,774
Diversified telecommunication services—0.58%
BT Group PLC	1,805,524	6,070,780
Cable & Wireless PLC	297,207	967,755
		7,038,535
Electric utilities—0.34%
International Power PLC	501,643	4,080,022
Electronic equipment & instruments—0.08%
Cookson Group PLC	82,234	1,011,725
Food & drug retailing—1.10%
Tesco PLC	611,679	4,346,129
William Morrison Supermarkets PLC	1,759,108	8,968,046
		13,314,175
Health care equipment & supplies—0.65%
Smith & Nephew PLC	741,942	7,911,699
Hotels, restaurants & leisure—1.66%
Compass Group PLC	2,409,072	17,348,147
Greene King PLC	222,893	2,271,243
PartyGaming PLC*	127,595	556,482
		20,175,872
Insurance—0.79%
Aviva PLC	453,172	4,496,431
Beazley Group PLC	367,729	819,026
Catlin Group Ltd.	35,526	230,943
RSA Insurance Group PLC	1,566,634	4,061,573
		9,607,973
IT consulting & services—0.01%
Computacenter PLC	55,763	141,042

Security description	Number of shares	Value
United Kingdom—(continued)
Machinery—0.77%
Babcock International Group PLC	711,414	$8,484,311
Bodycote PLC	207,987	837,368
		9,321,679
Media—0.83%
Pearson PLC	93,069	1,192,781
Reed Elsevier PLC	663,942	7,546,477
United Business Media Ltd.	123,374	1,374,825
		10,114,083
Metals & mining—2.06%
Anglo American PLC	175,764	10,076,306
BHP Billiton PLC	321,551	10,730,617
Rio Tinto PLC	17,659	1,851,912
Vedanta Resources PLC	20,670	821,252
Xstrata PLC	21,093	1,512,087
		24,992,174
Multi-line retail—1.02%
Next PLC	24,506	460,561
Unilever PLC	433,548	11,873,288
		12,333,849
Oil & gas—5.30%
Afren PLC*	327,907	805,240
BG Group PLC	471,139	10,644,919
BP PLC	3,074,235	31,575,332
Royal Dutch Shell PLC, A Shares[2]	147,150	5,242,006
Royal Dutch Shell PLC, A Shares[5]	283,598	10,125,862
Royal Dutch Shell PLC, B Shares	165,124	5,816,534
		64,209,893
Pharmaceuticals—1.93%
GlaxoSmithKline PLC	898,954	20,928,423
Shire Ltd.	150,877	2,469,752
		23,398,175
Semiconductor equipment & products—0.03%
ARM Holdings PLC	75,088	141,560
CSR PLC*	41,156	233,749
		375,309
Software—0.79%
Autonomy Corp. PLC*	452,266	9,534,928
Tobacco—0.23%
British American Tobacco PLC	77,158	2,783,568
Water utilities—0.09%
Pennon Group PLC	87,227	1,105,959

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
United Kingdom—(concluded)
Wireless telecommunication services—0.19%
Vodafone Group PLC	869,760	$2,335,287
Total United Kingdom common stocks		271,826,560
Total common stocks (cost—$1,193,814,344)		1,204,890,548
Preferred stocks—0.12%
Germany—0.12%
Multi-utilities—0.12%
RWE AG (cost—$1,730,182)	14,452	1,388,025
	Number of rights
Rights*—0.03%
France—0.03%
Water utilities—0.03%
Suez Environnement SA, expires 06/22/10 (cost—$351,088)	49,211	353,872
	Face amount
Repurchase agreement—0.36%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $3,686,791 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$4,486,008); proceeds: $4,398,182 (cost—$4,398,000)	$4,398,000	4,398,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—2.12%
Money market funds[6]—2.12%
BlackRock Liquidity Funds TempFund Institutional, 2.480%	7,006,422	$7,006,422
DWS Money Market Series Institutional, 2.533%	8,410,632	8,410,632
UBS Private Money Market Fund LLC,[7] 2.325%	10,293,589	10,293,589
Total money market funds and investments of cash collateral from securities loaned (cost—$25,710,643)		25,710,643
Total investments (cost—$1,226,004,257)— 102.02%		1,236,741,088
Liabilities in excess of other assets—(2.02)%		(24,465,212)
Net assets—100.00%		$1,212,275,876

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Security is traded on the London Exchange.

3  Security is traded on the Brussels Exchange.

4  Security is traded on the Hong Kong Exchange.

5  Security is traded on the Netherlands Exchange.

6  Rates shown reflect yield at July 31, 2008.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$56,022,635	$825,689,907	$871,418,953	$10,293,589	$431,583

ADR  American Depositary Receipt

EUR  Euro

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2008

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized depreciation
8	AUD	Share Price Index 200 Futures	September 2008	$1,009,418	$936,411	$(73,007)
2	GBP	FTSE 100 Index Futures	September 2008	228,641	214,155	(14,486)
				$1,238,059	$1,150,566	$(87,493)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	1,374,801	JPY	228,786,604	10/08/08	$(7,296)
Euro	4,510,695	USD	7,089,852	10/08/08	79,913
Euro	11,425,500	USD	17,889,762	10/31/08	154,065
Great Britain Pound	1,178,378	USD	2,323,806	10/08/08	246
Great Britain Pound	1,815,000	USD	3,615,480	10/08/08	36,607
Great Britain Pound	5,791,500	USD	11,448,927	10/31/08	47,150
Japanese Yen	89,537,125	USD	841,696	10/08/08	8,404
Japanese Yen	337,777,599	USD	3,183,479	10/08/08	39,895
Swedish Krona	7,035,022	USD	1,165,011	10/08/08	7,660
Swedish Krona	18,201,393	USD	3,003,332	10/08/08	8,971
United States Dollar	5,896,453	AUD	6,220,996	10/08/08	(92,246)
United States Dollar	3,576,980	CHF	3,651,900	10/08/08	(88,442)
United States Dollar	1,771,277	EUR	1,120,000	10/08/08	(30,718)
United States Dollar	2,060,996	EUR	1,315,000	10/08/08	(17,393)
United States Dollar	2,906,207	EUR	1,840,000	10/08/08	(46,716)
United States Dollar	4,192,813	SEK	25,236,415	10/08/08	(41,101)
					$58,999

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 2.52% (before the deduction of the maximum UBS PACE Select program fee, and declined 3.97% after the deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI Emerging Markets Free (EMF) Index (the "benchmark") declined 4.09%, and the Lipper Emerging Markets Funds category posted a median decline of 5.42%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 154. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments

Gartmore

Our portion of the Portfolio outperformed the benchmark during the reporting period. An overweight in Russia proved to be our most effective strategy at the country level, as commodity prices continued to rise over the majority of the reporting period. In contrast, underweighting South Africa detracted from relative performance as, once again, the commodity cycle drove equity market valuations. However, we maintained our positioning, as we believe that the South African economy will be limited in the medium term by its lack of investment in energy-generating capacity.

At the stock level, Russian potash producer Uralkaly was a major contributor to performance. Contract prices for potash, used in general mixed-use fertilizer, have increased sharply over the last year. Global potash reserves are mainly concentrated in specific areas of Russia and Canada, and Uralkaly has a strong asset base in Russia. Thai coal mining company Banpu was another key positive contributor to performance. Banpu benefited from the surging price of thermal coal, which remains the base load fuel for power plants in most countries.

Shares in shipbuilder Hanjin Heavy detracted from results, as share prices reflected investors' expectations of slower global growth. We continue to hold the stock, based on the healthy state of the company's order book. Our overweight in Shimao Property Holdings also detracted from performance. Shares in the Chinese real estate company were negatively impacted by measures

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Advisors:

Gartmore Global Partners ("Gartmore") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

Gartmore: Christopher Palmer and Team;

Mondrian: Ginny Chong and Team

Objective:

Capital appreciation

Investment process:

Gartmore seeks to identify companies whose earnings have the ability to exceed or be sustained beyond market expectations. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors' comments – concluded

announced by the Chinese authorities designed to slow the housing market. We subsequently eliminated the holding.

The Portfolio was underweight to financial stocks, which have been affected by recent global liquidity issues, and consumer discretionary stocks, as we anticipate that higher food and energy costs will reduce disposable income.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. The Portfolio's positioning in Europe, Asia and Latin America more than offset the impact of relative underperformance in Africa. At the sector level, exposure to financials and telecommunications proved beneficial, while stock selection in utilities detracted from performance.

In Europe, stock selection was the major contributor to performance, particularly in Russia where the steel manufacturer Evraz performed well as global steel prices moved higher. Stock selection in Turkey was also beneficial, as our holding in dominant mobile telephone operator Turkcell outperformed the broader market.

In Asia, gains from stock selection and currency movements were offset by market positioning. Despite the Portfolio's overweight to the underperforming Taiwanese market, the gains from stock selection provided the greatest contribution to relative returns in Asia. For example, domestically oriented holdings, such as Chunghwa Telecom, President Chain Stores and FarEasTone Telecom, significantly outperformed the market. Underweight exposure to India and China also added value, as these markets retreated from the high levels seen earlier in the reporting period. Overweight positioning in Thailand was unhelpful, as the market continued to be afflicted by political uncertainty, impacting the performance of market bellwether stocks such as Siam Cement and PTT.

In Africa and the Middle East, the Portfolio's relative performance was hurt despite gains from stock selection in South Africa, where energy company Sasol continued to benefit from high energy prices. A holding in uranium mining company Uranium One* also detracted from performance. In addition, our position in Egyptian telecom holding company Orascom Telecom underperformed during the period.

In Latin America, the Portfolio benefited from exposure to the Argentine pipeline manufacturer Tenaris. It performed well as demand for its oil and gas pipelines continued to be strong. In Brazil, the benefits from an overweight to the country were partially offset by stock selection. In particular, Brazil's returns were dominated by commodity-linked stocks such as Petrobras and CVRD, which were underweight holdings in our portfolio.

*  This position was no longer held by the Portfolio as of July 31, 2008.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

Investment process (concluded)

attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the MSCI Emerging Markets Free (EMF) Index (unaudited)

The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Free (EMF) Index over the 10 years ended July 31, 2008. (The composition of the MSCI EMF Index, like many indices, may change from time to time. For example, at one point Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-2.61%	24.73%	N/A	14.06%
maximum sales charge	Class B3	-3.41%	23.65%	N/A	14.43%
or UBS PACE Select	Class C4	-3.34%	23.78%	N/A	14.20%
program fee	Class Y5	-2.22%	25.23%	N/A	14.52%
	Class P6	-2.52%	24.83%	10.21%	6.70%
After deducting	Class A2	-7.95%	23.32%	N/A	13.22%
maximum sales charge	Class B3	-7.50%	23.48%	N/A	14.43%
or UBS PACE Select	Class C4	-4.16%	23.78%	N/A	14.20%
program fee	Class P6	-3.97%	22.97%	8.57%	5.11%
MSCI Emerging Markets Free (EMF) Index		-4.09%	27.61%	14.72%	8.99%
Lipper Emerging Markets Funds median		-5.42%	26.45%	13.42%	8.76%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -0.67%; 5-year period, 26.02%; since inception, 14.01%; Class B—1-year period, -0.09%; 5-year period, 26.21%; since inception, 15.25%; Class C—1-year period, 3.43%; 5-year period, 26.46%; since inception, 15.02%; Class Y—1-year period, 5.50%; 5-year period, 27.95%; since inception, 15.34%; Class P—1-year period, 3.61%; 5-year period, 25.65%; 10-year period, 9.47%; since inception, 5.50%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—1.79% and 1.79%; Class B—2.59% and 2.59%; Class C—2.54% and 2.54%; Class Y—1.42% and 1.42%; and Class P—1.72% and 1.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$406.3
Number of holdings	149
Portfolio composition[1]	07/31/08
Common stocks and preferred stocks	73.6%
ADRs, GDRs and NVDRs	24.6
Corporate bond	0.0 [2]
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Regional allocation[1]	07/31/08
Asia	56.9%
The Americas	24.6
Europe and European territories	8.4
Africa	8.3
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five countries (equity investments)[1]	07/31/08
Brazil	15.7%
Taiwan	11.3
South Korea	10.4
Russia	10.0
Mexico	6.3
Total	53.7%
Top ten equity holdings[1]	07/31/08
Gazprom, ADR	3.4%
China Mobile (Hong Kong)	2.5
China Construction Bank	2.4
Taiwan Semiconductor Manufacturing	2.2
LUKOIL, ADR	2.1
America Movil SA de C.V., ADR	1.9
Sasol	1.9
Bharti Airtel	1.8
Companhia Vale do Rio Doce, Class A (preferred stock)	1.7
Companhia de Concessoes Rodoviarias (CCR)	1.4
Total	21.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2008.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of investments—July 31, 2008

Common stocks—90.61%

Security description	Number of shares	Value
Argentina—0.76%
Energy equipment & services—0.76%
Tenaris SA, ADR[1]	51,009	$3,073,292
Bermuda—1.50%
Banks—0.51%
Credicorp Ltd.	27,729	2,052,223
Marine—0.99%
Cosco Pacific Ltd.[2]	2,304,000	4,031,521
Total Bermuda common stocks		6,083,744
Brazil—9.75%
Banks—0.44%
Unibanco—Uniao de Bancos Brasileiros SA, GDR	13,700	1,803,331
Diversified telecommunication services—0.56%
Brasil Telecom Participacoes SA, ADR[1]	28,955	2,263,123
Electric utilities—1.28%
AES Tiete SA	69,400	808,625
CPFL Energia SA	58,500	1,357,642
CPFL Energia SA, ADR[1]	5,500	390,060
MPX Mineracao e Energia SA*	6,000	2,643,172
		5,199,499
Food & drug retailing—0.60%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	52,472	2,418,435
Metals & mining—1.08%
Companhia Vale do Rio Doce (CVRD), ADR	168,300	4,404,411
Oil & gas—1.37%
Petroleo Brasileiro SA—Petrobras	99,734	5,576,128
Paper & forest products—0.68%
Votorantim Celulose e Papel SA, ADR[1]	114,350	2,769,557
Retail—0.93%
Lojas Renner SA	187,600	3,759,665
Software & Services—1.08%
Redecard SA	235,200	4,384,754
Transportation infrastructure—1.42%
Companhia de Concessoes Rodoviarias (CCR)	283,608	5,768,851
Warehousing & harbor transportation services—0.31%
Santos Brasil Participacoes SA*	73,500	1,252,921
Total Brazil common stocks		39,600,675

Security description	Number of shares	Value
Chile—0.50%
Banks—0.35%
Banco Santander Chile SA, ADR	31,000	$1,416,700
Water utilities—0.15%
Inversiones Aguas Metropolitanas SA (IAM), ADR[3]	29,200	612,788
Total Chile common stocks		2,029,488
China—5.84%
Banks—2.99%
China Construction Bank Corp.	11,349,000	9,953,640
Industrial & Commercial Bank of China Ltd., Class H	2,898,000	2,180,272
		12,133,912
Chemicals—0.31%
China Bluechemical Ltd., Class H*	1,806,000	1,241,618
Construction materials—0.30%
Anhui Conch Cement Co. Ltd., Class H1, *	210,800	1,238,074
Insurance—0.41%
Ping An Insurance (Group) Co. of China Ltd.	241,000	1,672,330
Marine—1.19%
China Shipping Development Co. Ltd., Class H	1,578,000	4,816,889
Oil & gas—0.46%
PetroChina Co. Ltd., Class H	1,389,200	1,854,843
Technology, hardware & equipment—0.18%
TPV Technology Ltd.	1,464,000	749,505
Total China common stocks		23,707,171
Colombia—1.11%
Banks—1.11%
Bancolombia SA	133,500	4,502,955
Czech Republic—1.61%
Banks—0.54%
Komercni Banka A.S.	8,608	2,185,701
Electric utilities—1.07%
CEZ	53,264	4,366,219
Total Czech Republic common stocks		6,551,920
Egypt—1.81%
Real estate—0.21%
Talaat Moustafa Group*	562,327	859,586
Telecommunication services—0.42%
Telecom Egypt, GDR	124,439	1,711,036

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Egypt—(concluded)
Wireless telecommunication services—1.18%
Egyptian Co. for Mobile Services (MobiNil)	47,024	$1,328,398
Orascom Telecom Holding S.A.E., GDR[1]	65,947	3,439,329
		4,767,727
Total Egypt common stocks		7,338,349
Hong Kong—4.99%
Electric utilities—0.55%
China Resources Power Holdings Co. Ltd.	1,007,200	2,230,563
Marine—0.58%
Pacific Basin Shipping Ltd.	1,682,000	2,361,095
Multi-utilities—0.42%
China Power International Development Ltd.[1]	5,457,000	1,722,915
Oil & gas—0.89%
CNOOC Ltd.	2,455,000	3,618,432
Wireless telecommunication services—2.55%
China Mobile (Hong Kong) Ltd.	773,100	10,341,173
Total Hong Kong common stocks		20,274,178
India—5.00%
Automobiles—0.39%
Hero Honda Motors Ltd.*	85,899	1,580,817
Chemicals—0.92%
Reliance Industries Ltd.	72,659	3,747,180
Diversified financials—0.25%
ICICI Bank Ltd., ADR[1]	34,320	1,016,215
Diversified telecommunication services—1.80%
Bharti Airtel Ltd.*	392,892	7,291,007
Electric utilities—0.26%
Tata Power Co. Ltd.	39,400	1,073,880
IT consulting & services—0.39%
Satyam Computer Services Ltd., ADR[1]	74,725	1,594,631
Metals & mining—0.52%
JSW Steel Ltd.	50,900	863,852
Tata Steel Ltd.	81,368	1,240,042
		2,103,894
Pharmaceuticals—0.47%
Sun Pharmaceutical Industries Ltd.*	58,315	1,919,678
Total India common stocks		20,327,302
Indonesia—0.39%
Diversified financials—0.36%
PT Bank Central Asia Tbk	4,469,500	1,469,450

Security description	Number of shares	Value
Indonesia—(concluded)
Oil & gas—0.03%
PT Indika Energy Tbk*	365,500	$126,589
Total Indonesia common stocks		1,596,039
Israel—1.61%
Banks—0.46%
Bank Hapoalim Ltd.	452,560	1,875,861
Chemicals—0.28%
Israel Chemicals Ltd.	61,000	1,122,286
Diversified telecommunication services—0.87%
Bezeq Israeli Telecommunication Corp. Ltd.	1,959,500	3,547,173
Total Israel common stocks		6,545,320
Kazakhstan—0.68%
Oil & gas—0.68%
KazMunaiGas Exploration Production, GDR*	109,150	2,783,325
Malaysia—3.01%
Banks—1.31%
Commerce Asset-Holding Berhad[2]	822,300	2,194,046
Hong Leong Bank Berhad	695,400	1,219,903
Public Bank Berhad, Foreign Market	600,000	1,928,897
		5,342,846
Consumer products—0.47%
Tanjong PLC	470,300	1,891,232
Diversified telecommunication services—0.40%
TM International Bhd*	843,600	1,634,209
Marine—0.50%
Malaysia International Shipping Co. Berhad	787,800	2,039,539
Plantations—0.33%
IOI Corp. Berhad	753,295	1,324,004
Total Malaysia common stocks		12,231,830
Mexico—6.30%
Banks—0.82%
Banco Compartamos SA de C.V.	256,900	975,011
Grupo Financiero Banorte SA de C.V., Series O1	551,891	2,374,966
		3,349,977
Beverages—0.66%
Grupo Modelo SA de C.V., Series C	514,500	2,690,698
Household products—0.48%
Kimberly-Clark de Mexico SA de C.V., Series A1	449,300	1,935,721
Media—0.48%
Grupo Televisa SA, ADR	87,200	1,961,128

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Mexico—(concluded)
Metals & mining—1.05%
Grupo Mexico SAB de C.V., Series B	1,064,271	$1,887,090
Industrias CH SA, Series B1,*	455,700	2,378,651
		4,265,741
Multi-line retail—0.62%
Wal-Mart de Mexico SA de C.V., Series V	617,136	2,510,655
Transportation infrastructure—0.31%
Grupo Aeroportuario del Pacifico SA de C.V., ADR[1]	42,400	1,259,280
Wireless telecommunication services—1.88%
America Movil SA de C.V., ADR, Series L1	150,898	7,618,840
Total Mexico common stocks		25,592,040
Morocco—0.21%
Real estate—0.21%
Compagnie Generale Immobiliere	2,834	840,583
Netherlands—0.48%
Metals & mining—0.48%
New World Resources NV, Class A*	63,100	1,944,453
Philippines—0.68%
Diversified telecommunication services—0.68%
Philippine Long Distance Telephone Co., ADR[1]	48,900	2,779,965
Poland—1.43%
Banks—0.59%
Bank Pekao SA	26,235	2,390,878
Diversified telecommunication services—0.84%
Telekomunikacja Polska SA	310,304	3,434,063
Total Poland common stocks		5,824,941
Russia—9.97%
Auto manufacturing/suppliers—0.67%
Sollers JSC	53,700	2,725,275
Banks—0.49%
Sberbank	671,550	1,999,198
Food products—0.66%
Uralkali, GDR*	45,783	2,681,400
Marine—0.12%
Novorossiysk Sea Trade Port, GDR1,*	36,282	489,807
Metals & mining—1.18%
Chelyabinsk Zinc Factory, GDR*	21,500	126,420
Evraz Group SA, GDR	48,600	4,665,600
		4,792,020

Security description	Number of shares	Value
Russia—(concluded)
Oil & gas—5.53%
Gazprom, ADR	288,446	$13,850,673
LUKOIL, ADR	103,112	8,616,416
		22,467,089
Wireless telecommunication services—1.32%
Mobile TeleSystems, ADR	75,199	5,369,209
Total Russia common stocks		40,523,998
South Africa—6.24%
Banks—1.07%
African Bank Investments Ltd.	1,155,402	4,346,773
Construction materials—0.48%
Pretoria Portland Cement Co. Ltd.	417,064	1,922,063
Diversified telecommunication services—0.37%
Telkom South Africa Ltd.	79,636	1,500,917
Industrial conglomerates—0.46%
Barloworld Ltd.	204,114	1,856,995
Metals & mining—1.12%
Impala Platinum Holdings Ltd.	136,622	4,561,260
Oil & gas—1.85%
Sasol Ltd.	141,699	7,523,997
Wireless telecommunication services—0.89%
MTN Group Ltd.	210,545	3,627,160
Total South Africa common stocks		25,339,165
South Korea—8.78%
Banks—2.80%
Industrial Bank of Korea (IBK)	159,400	2,479,180
Kookmin Bank	73,251	4,200,760
Kookmin Bank, ADR[1]	60,361	3,461,100
Shinhan Financial Group Co. Ltd.	26,461	1,236,794
		11,377,834
Building products—0.30%
KCC Corp.	2,819	1,207,817
Chemicals—0.62%
LG Chem Ltd.	24,750	2,512,634
Diversified financials—0.83%
Hana Financial Group, Inc.	89,148	3,375,199
Household durables—0.41%
LG Electronics, Inc.	16,293	1,657,244
Industrial conglomerates—0.74%
Hanjin Heavy Industries & Construction Co. Ltd.	30,893	1,327,619
LG Corp.	26,300	1,679,168
		3,006,787
Insurance—0.49%
Samsung Fire & Marine Insurance Co. Ltd.	10,162	1,995,793

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
South Korea—(concluded)
Machinery—0.36%
Hyundai Heavy Industries Co. Ltd.	4,805	$1,462,705
Metals & mining—0.96%
POSCO	7,372	3,923,517
Semiconductor equipment & products—1.27%
Samsung Electronics Co. Ltd.	9,279	5,165,021
Total South Korea common stocks		35,684,551
Taiwan—11.26%
Banks—1.24%
Chinatrust Financial Holding Co. Ltd.	1,980,000	1,425,446
Mega Financial Holding Co. Ltd.	5,438,000	3,632,125
		5,057,571
Chemicals—0.27%
Nan Ya Plastics Corp.	637,000	1,085,969
Computers & peripherals—1.58%
Asustek Computer, Inc.	1,411,372	3,701,731
Lite-On Technology Corp.	3,081,299	2,740,160
		6,441,891
Construction materials—0.32%
Taiwan Cement Corp.	1,015,206	1,284,448
Diversified telecommunication services—1.16%
Chunghwa Telecom Co. Ltd.	689,698	1,737,378
Chunghwa Telecom Co. Ltd., ADR	117,812	2,967,684
		4,705,062
Electronic equipment & instruments—1.06%
HON HAI Precision Industry Co. Ltd. (Foxconn)	656,840	3,168,594
Synnex Technology International Corp.	523,392	1,150,965
		4,319,559
Food & drug retailing—0.50%
President Chain Store Corp.	656,000	2,014,995
Insurance—0.33%
Shin Kong Financial Holding Co. Ltd.	2,357,000	1,336,015
Metals & mining—0.41%
China Steel Corp.	1,168,020	1,666,442
Semiconductor equipment & products—3.69%
Advanced Semiconductor Engineering, Inc.	2,186,083	1,878,905
MediaTek, Inc.	310,979	3,205,139
Taiwan Semiconductor Manufacturing Co. Ltd.	4,932,958	8,946,507

Security description	Number of shares	Value
Taiwan—(concluded)
Semiconductor equipment & products—(concluded)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR[1]	100,705	$956,700
		14,987,251
Textiles & apparel—0.00%
Formosa Taffeta Co. Ltd.	1,000	784
Wireless telecommunication services—0.70%
Far EasTone Telecommunications Co. Ltd.	1,736,530	2,837,168
Total Taiwan common stocks		45,737,155
Thailand—3.02%
Banks—0.35%
Kasikornbank Public Co. Ltd., NVDR[1]	734,400	1,442,752
Kasikornbank Public Co. Ltd., PLC	400	796
		1,443,548
Construction materials—0.68%
Siam Cement Public Co. Ltd., NVDR[1]	539,600	2,748,829
Metals & mining—0.78%
Banpu Public Co. Ltd., NVDR	258,174	3,173,632
Oil & gas—1.21%
PTT Exploration and Production Public Co., Ltd. (NVDR)	496,200	2,199,979
PTT Public Co. Ltd.	360,900	2,715,640
		4,915,619
Total Thailand common stocks		12,281,628
Turkey—3.37%
Automobiles—0.40%
Tofas Turk Otomobil Fabrikasi A.S.	455,941	1,645,197
Banks—1.18%
Akbank T.A.S.	862,293	4,809,729
Diversified financials—0.41%
Turkiye Vakiflar Bankasi T.A.O., Class D	825,168	1,666,212
Wireless telecommunication services—1.38%
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	724,625	5,590,945
Total Turkey common stocks		13,712,083
United States—0.31%
Food & drug retailing—0.31%
Central European Distribution Corp.*	17,286	1,261,186
Total common stocks (cost—$336,187,612)		368,167,336

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of investments—July 31, 2008

Preferred stocks—7.57%

Security description	Number of shares	Value
Brazil—5.91%
Banks—2.11%
Banco Bradesco SA	160,299	$3,392,653
Itausa—Investimentos Itau SA	787,614	5,184,384
		8,577,037
Electric utilities—0.14%
AES Tiete SA	49,600	584,256
Metals & mining—2.75%
Companhia Vale do Rio Doce (CVRD), Class A	257,364	6,712,200
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	101,350	4,464,758
		11,176,958
Oil & gas—0.91%
Petroleo Brasileiro SA— Petrobras, ADR	80,712	3,699,838
Total Brazil preferred stocks		24,038,089
South Korea—1.66%
Automobiles—0.69%
Hyundai Motor Co.	101,060	2,793,789
Semiconductor equipment & products—0.97%
Samsung Electronics Co. Ltd.	10,808	3,952,729
Total South Korea preferred stocks		6,746,518
Total preferred stocks (cost—$23,442,115)		30,784,607
	Face amount
Corporate bond[2,4,5,6]—0.00%
Brazil—0.00%
Metals & mining—0.00%
Companhia Vale do Rio Doce 1.000%, due 09/29/49 (cost—$0)	$10,050	0
Repurchase agreement—0.39%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $1,332,763 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$1,620,797); proceeds: $1,589,066 (cost—$1,589,000)	1,589,000	1,589,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—7.24%
Money market funds[7]—7.24%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	16,014,737	$16,014,737
DWS Money Market Series Institutional, 2.533%	7,013,237	7,013,237
UBS Private Money Market Fund LLC,[8] 2.325%	6,385,235	6,385,235
Total money market funds and investments of cash collateral from securities loaned (cost—$29,413,209)		29,413,209
Total investments (cost — $390,631,936)— 105.81%		429,954,152
Liabilities in excess of other assets—(5.81)%		(23,624,525)
Net assets—100.00%		$406,329,627

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of investments—July 31, 2008

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.15% of net assets as of July 31, 2008, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Illiquid security representing 0.00% of net assets as of July 31, 2008.

5  Variable rate security. The interest rate shown is the current rate as of July 31, 2008, and resets periodically.

6  Perpetual bond security. The maturity date represents the final maturity.

7  Rates shown reflect yield at July 31, 2008.

8  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$7,303,388	$519,147,481	$520,065,634	$6,385,235	$322,970

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 16.06% (before the deduction of the maximum UBS PACE Select program fee, and declined 17.31% after the deduction of the maximum UBS PACE Select program fee). In comparison, the FTSE NAREIT Equity REIT Index (the "benchmark") declined 3.08% and the FTSE EPRA/NAREIT Global Real Estate Index (the "Index") declined 14.84%, while the median of the Lipper Global Real Estate Funds category (which is inclusive of US and international funds) declined 15.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 165. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

The Portfolio underperformed the Index during the reporting period, primarily due to stock selection in several areas during what proved to be a volatile time for real estate markets worldwide.

The Australian property market continued to exhibit extremely high levels of volatility, initiated by Centro Properties' collapse late last year. Within the Portfolio's Index, Australia declined 30.0% on an absolute basis during the reporting period, underperforming the global real estate securities market. We expect the volatility to continue in the foreseeable future as Australia grapples with an array of headwinds relating to earnings risks and negative investor sentiment due to ongoing high-profile bankruptcies. Despite the negative outlook in the near term, we are seeking to exploit many long-term opportunities. While the Portfolio's underweight to the country contributed to relative performance, stock selection detracted from overall results.

Emerging markets properties were also volatile during the reporting period, declining 23.3% on an absolute basis within the Portfolio's Index. While we expect volatility to continue in the near term, our long-term outlook is positive, as strong fundamentals, driven by urbanization and income growth, remain intact. The Portfolio is focused on companies that are well capitalized, have large pre-existing landbanks and are led by experienced management teams capable of successful execution. We continue to leverage our locally based emerging markets team to invest in names such as Urbi, a Mexican homebuilder capitalizing on increased homeownership and expansion of the mortgage market. We also hold Multiplan, a Brazilian regional mall owner that is expected to capitalize on favorable consumer trends and a consolidating market.

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Advisor:

Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

Mark Howard-Johnson, David Kruth, and Tim Hannon

Objective:

Total return

Investment process:

The Portfolio invests primarily in real estate investment trusts (REITs) and other real estate related securities. The Portfolio can invest in both developed and emerging markets around the world.

GSAM conducts fundamental, bottom-up research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Advisors' comments – concluded

The US real estate securities market declined 5.0% on an absolute basis within the Index. The main drivers of performance in this area were the Federal Reserve Board's aggressive easing measures, deeply discounted valuations and investor rotation into more defensive asset classes.

Europe as a whole underperformed for the reporting period, with continental Europe declining 13.9% and the UK declining 34.5% on an absolute basis within the Index. Real estate fundamentals in the key markets of continental Europe remain solid as new construction is constrained and economic growth continues, albeit at a slower pace as debt becomes more limited and more costly. The Portfolio is underweight the region, which benefited relative performance for the reporting period. In contrast, stock selection in this area detracted from relative performance.

During the reporting period, the Hong Kong market declined 0.4% on an absolute basis within the Index. We believe demand will continue to be driven by a strong economy, wage growth, and low unemployment. We remain optimistic on the fundamentals, given that housing supply is limited and because vacancy rates have fallen to levels not seen since 1998. Office rents increased during the period in spite of the global financial volatility, as vacancies hit historical lows and supply remained close to zero in the most attractive segment of the central business district. Our stock selection was neutral, but our slight underweight to the region detracted from performance relative to the Index during the reporting period.

In Japan, companies offering the highest degree of liquidity and high credit ratings—as well as those that own top-quality assets—performed strongly. Overall, our stock selection in this area contributed positively to relative performance for the reporting period. Japan's real estate operating companies traded at deep discounts to their net asset values during the reporting period, and we found them to be an attractive investment opportunity. We continue to favor Japanese REITs that we believe offer healthy balance sheets, strong fundamentals and reasonable valuations. Despite turmoil in the market and financing difficulties for weaker players, we believe Tokyo real estate fundamentals are still solid, particularly in the office sector. Land prices also continue to rise, but at a slower pace. Consequently, we remain focused on property companies that we consider to be high-quality, primarily in the office sector, such as Mitsui Fudosan.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Comparison of change in value of a $10,000 investment in the Class A shares of the Portfolio, the FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Global Real Estate Index (unaudited)

The graph depicts the performance of UBS PACE Global Real Estate Securities Investments Class A shares versus the FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Global Real Estate Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	Since inception[1]
Before deducting maximum	Class A2	-16.22%	-11.83%
sales charge or UBS PACE	Class C3	-16.84%	-12.54%
Select program fee	Class P4	-16.06%	-14.92%
After deducting maximum	Class A2	-20.86%	-14.85%
sales charge or UBS PACE	Class C3	-17.65%	-12.54%
Select program fee	Class P4	-17.31%	-16.20%
FTSE NAREIT Equity REIT Index		-3.08%	-10.36%
FTSE EPRA/NAREIT Global Real Estate Index		-14.84%	-12.50%
Lipper Global Real Estate Funds median		-15.03%	-14.14%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -24.01%; since inception, -15.39%; Class C—1-year period, -20.99%; since inception, -12.97%; Class P—1-year period, -20.57% since inception, -16.77%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—3.06% and 1.45%; Class C—3.78% and 2.20%; Class Y—1.92% and 1.20%; and Class P—3.02% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

FTSE NAREIT Equity REIT Index—an unmanaged market weighted index of publicly traded US equity real estate investment trusts ("REITs"). Equity REITs include those firms that own, manage and lease investment grade commercial real estate. A company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property. Investors should note that indices do not reflect fees and expenses.

The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$77.0
Number of holdings	87
Portfolio composition[1]	07/31/08
Common stocks and rights	95.1%
Cash equivalents and other assets less liabilities	4.9
Total	100.0%
Top five countries (equity investments)[1]	07/31/08
United States	34.5%
Japan	12.0
Hong Kong	11.0
Australia	8.4
United Kingdom	8.1
Total	74.0%
Top ten equity holdings[1]	07/31/08
Unibail Rodamco	5.0%
Mitsubishi Estate	4.2
Mitsui Fudosan	4.1
Simon Property Group	3.7
Vornado Realty Trust	3.5
Sun Hung Kai Properties	3.4
ProLogis	2.6
Hongkong Land Holdings	2.3
British Land Co.	2.1
Westfield Group	2.1
Total	33.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments
Portfolio of investments—July 31, 2008

Common stocks—95.05%

Security description	Number of shares	Value
Australia—8.40%
Diversified—1.42%
Becton Property Group	194,109	$211,445
GPT Group	44,408	62,387
Mirvac Group	5,164	12,391
Stockland	126,013	540,218
Sunland Group Ltd.	121,891	268,203
		1,094,644
Industrial—0.52%
ING Industrial Fund	310,514	399,072
Office—2.41%
Tishman Speyer Office Fund	461,435	587,242
Valad Property Group	2,457,838	1,263,145
		1,850,387
Residential—0.70%
Australand Property Group	334,291	206,597
ING Real Estate Community Living Group	919,717	334,628
		541,225
Retail—3.35%
Centro Retail Group	2,375,058	643,627
Macquarie CountryWide Trust	311,857	257,538
Macquarie DDR Trust[1]	410,613	96,175
Westfield Group	105,393	1,583,594
		2,580,934
Total Australia common stocks		6,466,262
Austria—1.10%
Diversified—1.10%
Conwert Immobilien Invest SE*	56,839	848,927
Brazil—1.99%
Residential—0.54%
MRV Engenharia e Participacoes SA	18,202	418,357
Retail—1.45%
BR Malls Participacoes SA*	35,764	331,998
Iguatemi Empresa de Shopping Centers SA	29,631	378,167
Multiplan Empreendimentos Imobiliarios SA*	36,323	405,831
		1,115,996
Total Brazil common stocks		1,534,353
Canada—1.99%
Office—1.23%
Brookfield Properties Corp.	50,322	950,080
Residential—0.76%
Boardwalk Real Estate Investment Trust	15,200	582,200
Total Canada common stocks		1,532,280

Security description	Number of shares	Value
China—1.83%
Diversified—1.83%
China Overseas Land & Investment Ltd.	548,000	$977,253
Shui On Land Ltd.	477,500	432,334
Total China common stocks		1,409,587
Finland—0.25%
Retail—0.25%
Citycon Oyj	50,972	195,250
France—6.04%
Diversified—5.03%
Unibail Rodamco	17,240	3,873,686
Retail—1.01%
Klepierre	19,107	773,225
Total France common stocks		4,646,911
Hong Kong—10.97%
Diversified—7.48%
Henderson Land Development Co. Ltd.	187,000	1,157,469
Hysan Development Co.	194,509	555,354
Kerry Properties Ltd.	149,903	790,879
Sun Hung Kai Properties Ltd.	177,000	2,640,851
Wharf (Holdings) Ltd.	139,000	615,467
		5,760,020
Office—2.25%
Hongkong Land Holdings Ltd.	421,000	1,732,830
Retail—1.24%
Hang Lung Properties Ltd.	304,000	953,713
Total Hong Kong common stocks		8,446,563
Japan—12.00%
Diversified—5.42%
Kenedix Realty Investment Corp.	193	957,422
Mitsubishi Estate Co. Ltd.	134,000	3,210,659
		4,168,081
Office—6.58%
Japan Excellent, Inc.	163	755,610
Mitsui Fudosan Co. Ltd.	141,000	3,165,811
Sumitomo Realty & Development Co. Ltd.	28,000	570,540
TOKYU REIT, Inc.	75	573,679
		5,065,640
Total Japan common stocks		9,233,721
Mexico—1.29%
Residential—1.29%
Urbi, Desarrollos Urbanos, SA de C.V.*	300,605	995,653

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments
Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
Singapore—4.62%
Industrial—0.94%
Ascendas Real Estate Investment Trust (A-REIT)	431,000	$722,047
Office—1.01%
Ascendas India Trust	638,000	370,722
Suntec Real Estate Investment Trust	360,000	407,080
		777,802
Residential—1.48%
Capitaland Ltd.	275,000	1,139,573
Retail—1.19%
CapitaMall Trust	421,000	919,935
Total Singapore common stocks		3,559,357
Sweden—2.02%
Diversified—2.02%
Castellum AB	96,860	970,386
Hufvudstaden AB, Class A	63,957	581,219
Total Sweden common stocks		1,551,605
United Kingdom—8.10%
Diversified—2.81%
British Land Co. PLC	115,397	1,595,243
Land Securities Group PLC	22,349	568,393
		2,163,636
Office—3.34%
Dawnay Day Sirius Ltd.	494,537	442,547
Derwent London PLC	53,439	1,162,358
Great Portland Estates PLC	143,552	967,085
		2,571,990
Residential—0.69%
Unite Group PLC	135,569	531,030
Retail—1.26%
Liberty International PLC	52,458	967,504
Total United Kingdom common stocks		6,234,160
United States—34.45%
Diversified—3.51%
Vornado Realty Trust	28,425	2,702,365
Health care—1.75%
Ventas, Inc.	29,987	1,345,217
Hotels—2.08%
Host Hotels & Resorts, Inc.	30,327	397,587
Morgans Hotel Group Co.1,*	57,766	837,029
Starwood Hotels & Resorts Worldwide, Inc.	10,704	367,040
		1,601,656

Security description	Number of shares	Value
United States—(concluded)
Industrial—4.72%
AMB Property Corp.	20,352	$996,434
ProLogis	41,409	2,024,072
Public Storage, Inc.	7,463	611,145
		3,631,651
Office—6.03%
Alexandria Real Estate Equities, Inc.[1]	7,851	810,694
Boston Properties, Inc.	13,608	1,308,954
Digital Realty Trust, Inc.[1]	18,154	778,988
Douglas Emmett, Inc.	34,887	820,891
SL Green Realty Corp.	11,067	922,324
		4,641,851
Other—1.12%
American Tower Corp., Class A*	13,902	582,494
iStar Financial, Inc.[1]	34,075	279,756
		862,250
Residential—5.02%
American Campus Communities, Inc.[1]	32,473	950,809
AvalonBay Communities, Inc.[1]	9,452	942,459
Equity Residential	17,654	762,123
Essex Property Trust, Inc.[1]	6,416	778,582
Home Properties, Inc.[1]	7,815	429,981
		3,863,954
Retail—10.22%
Acadia Realty Trust	42,753	970,066
Federal Realty Investment Trust[1]	10,643	772,788
General Growth Properties, Inc.[1]	25,412	696,543
Kimco Realty Corp.	21,432	756,335
Regency Centers Corp.[1]	12,456	741,132
Simon Property Group, Inc.	30,752	2,848,558
Taubman Centers, Inc.[1]	15,136	726,528
The Macerich Co.	6,466	357,763
		7,869,713
Total United States common stocks		26,518,657
Total common stocks (cost—$84,123,689)		73,173,286
	Number of rights
Rights*—0.04%
Australia—0.04%
Residential—0.04%
Australand Property Group exercise price AUD 0.6, expires 08/26/08 (cost—$0)	479,007	27,062

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments
Portfolio of investments—July 31, 2008

Security description	Face amount	Value
Repurchase agreement—2.32%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490%, due 08/01/08 collateralized by $1,500,511 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 02/15/38; (value—$1,824,799); proceeds: $1,789,074 (cost—$1,789,000)	$1,789,000	$1,789,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—6.95%
Money market funds[2]—6.95%
BlackRock Liquidity Funds TempFund Institutional Class, 2.480%	2,016,516	$2,016,516
DWS Money Market Series Institutional, 2.533%	1,639,947	1,639,947
UBS Private Money Market Fund LLC,[3] 2.325%	1,692,918	1,692,918
Total money market funds and investments of cash collateral from securities loaned (cost—$5,349,381)		5,349,381
Total investments (cost—$91,262,070)—104.36%		80,338,729
Liabilities in excess of other assets—(4.36)%		(3,353,732)
Net assets—100.00%		$76,984,997

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2008.

2  Rates shown reflect yield at July 31, 2008.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2008.

Security description	Value at 07/31/07	Purchases during the year ended 07/31/08	Sales during the year ended 07/31/08	Value at 07/31/08	Net income earned from affiliate for the year ended 07/31/08
UBS Private Money Market Fund LLC	$6,923,073	$60,110,202	$65,340,357	$1,692,918	$23,496

AUD  Australian Dollar

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2008, the Portfolio's Class P shares declined 4.76% (before deduction of the maximum UBS PACE Select program fee, and declined 6.17% after deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI World Free Index (net LU) (the "benchmark") declined 10.88%, the MSCI World Free Index (net US) declined 10.59%, the Lehman Brothers Global Aggregate Index returned 10.80%, the Consumer Price Index returned 5.60%, and the Merrill Lynch US Treasury 1-5 Year Index returned 7.75%, while the Lipper Global Flexible Portfolio Funds category median declined 5.68%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisors' comments
Analytic Investors

Our portion of the Portfolio outperformed the benchmark during the reporting period. We use a multi-strategy approach comprised of buying equities, global index futures and currencies. Within the Portfolio, we take both long and short positions on a security, as well as purchase call options.1 Returns from long and short equity positions and the global asset allocation hurt absolute performance during the reporting period, which was offset somewhat by positive returns from our options positions. Overall, however, the Portfolio's decline was less than that of its benchmark.

The Portfolio's long and short equity positions subtracted from performance during the period. Equity positions with certain characteristics, such as above-average price momentum and relative earnings yield, were rewarded

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed. A call option is a short-term contract in which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, or at specified times, or at the expiration of the option depending on the type of option involved.

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Advisors:

Analytic Investors, Inc. ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM") commencing September 11, 2007

Portfolio Managers:

Analytic Investors: Gregory McMurran, Dennis Bein and Team;
Wellington Management: Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Team;
GSAM: Jonathan Beinner, Thomas Kenney, and Team

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. Analytic Investors also employs an index option strategy, pursuant to which the Portfolio may write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets and a market allocation component that uses derivatives, such as swaps, futures, and forward contracts to express its market views.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – continued

as investors continued to favor these characteristics. In addition, our decision to not hold companies with above-average trading volume and high dividend yields benefited the Portfolio's relative performance.

The Portfolio's top equity performers were long positions in Union Fenosa SA and Millenium Pharmaceuticals,* and a short position in the Las Vegas Sands Corp. A long position in ManPower, Inc. and short positions in British Energy Group and Gilead Sciences, Inc.* detracted from relative performance and were the worst-performing holdings selected during the 12-month period. Among the best-performing holdings during the period were in the energy, materials and healthcare sectors, while the Portfolio's positions in the industrial, information technology and financial sectors had a negative impact on relative performance.

Option positions contributed positively to relative performance during periods when the global markets struggled. Calls written on the S&P 500 Index, KBW Bank Index and AMEX Airline Index added value, while calls written on the PHLX Semiconductor Index and the CBOE Gold Index detracted from relative performance.

Asset allocation within the Portfolio subtracted from performance during the reporting period, primarily due to currencies and equities, while fixed income holdings marginally contributed to results. The major detractors from the Portfolio's relative performance were the equity exposures as the markets continued to react to the changing economic environment.

From a currency perspective, the Portfolio benefited from a short position in the New Zealand dollar and long position in the Australian dollar. However, exposure to the Norwegian krone and Japanese yen, and short positions in the Canadian dollar and Swiss franc, detracted from performance. Within equities, long positions in the CAC-40 Index added to performance, while short positions in the Topix Index and long positions in the S&P Italy and AEX Index were negative contributors. Lastly, within fixed income futures, a short position in Australian bonds and long positions in Canadian and Japanese bonds were beneficial, while a short position in the UK bond market and a long position in the US market had a negative impact on performance.

Wellington Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. With global equity markets down during that time, an underweight to equities helped performance, both on an absolute basis and relative to the benchmark.

*  This position was no longer held by the Portfolio as of July 31, 2008.

Investment process (concluded)

Wellington Management pursues a diversified total return strategy. Wellington Management pursues this strategy by buying or selling, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM is expected to invest mainly in currencies, fixed income securities and financial derivatives instruments. GSAM focuses mainly on the global fixed income and currency markets, across variable investment grade and sub-investment grade sectors.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – continued

Our portion of the Portfolio had an average net equity exposure of roughly 36% during the reporting period. The hedge overlay, which consisted primarily of short positions in the Russell 2000 Index (-6.7%) and the S&P 500 Index (-11.1%) contributed to relative performance. The Portfolio's currency overlay also performed well during the reporting period. Positive contributors included long positions in the Australian dollar, the Czech Republic koruna, and the Malaysian ringgit. They were somewhat offset by a long position in the New Zealand dollar and a short position in the Euro.

As commodity prices continued to rise, commodity-related portions of the Portfolio, including agriculture, energy and metals equities, were significant contributors to performance. An increase in the rate of US inflation supported Treasury Inflation Protected Securities (TIPS) during the reporting period, enhancing performance.

The market neutral portion of the Portfolio invested in various broad country indices contributed to the Portfolio's performance. Positions with a meaningful impact on performance were short positions in the US, Sweden and Japan, all of which added to performance. In contrast, long positions in Singapore, Hong Kong and the UK detracted from performance.

The alternative energy portion of the Portfolio had the most negative impact during the reporting period. Uranium One was the largest detractor, hurt by the falling price of uranium (-48%) during the reporting period.

The credit overlay portion of the Portfolio, which was initiated at the beginning of 2008, was long US and emerging markets credit exposure. Spreads—the difference between the yield paid on US Treasury bonds and higher risk securities with the same maturity—widened in the first two months of 2008, negatively impacting this portion of the Portfolio. Despite spreads rebounding in March and April of 2008, the credit overlay detracted from overall performance during the reporting period.

GSAM

From September 11, 2007, the date on which we began managing a portion of the Portfolio, through July 31, 2008, we outperformed the benchmark. While a long position in higher-quality non-agency adjustable rate mortgages (ARMs), as well as a long position in European interest rates and an offsetting short position in US interest rates detracted from performance overall, the Portfolio declined less than its benchmark during the period.

The mortgage sector continued to reflect investors' assumptions that fundamentals would continue to worsen. In addition, the sector was impacted by reduced demand for agency mortgage-backed securities from Fannie Mae and Freddie Mac, fear of asset liquidations, and concerns over ratings downgrades on credit sensitive mortgages. Non-agency ARMs suffered significantly from continued global deleveraging and illiquidity in the market.

Both agency and non-agency mortgage spreads are wide relative to levels that we believe are justified by fundamentals. A historic rise in oil prices, coupled with rising unemployment, a weakening of the global financial system, and general macroeconomic uncertainty weighed on the global mortgage market. Mortgage credit continued to weaken over the period, with some sectors, such as non-agency ARMs, performing worse than others.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – concluded

Offsetting our long position in European interest rates with a short position in US interest rates detracted from performance, as we believed that the slowdown in the US would impact Europe sooner than it has. More recently, the European Central Bank has softened its aggressive tone regarding inflation and Europe has begun to outperform.

On a more positive note, the Portfolio was positioned to benefit from a steepening US yield curve in the early part of 2008. (A yield curve is said to steepen when the spread between the yield on long-term and short-term Treasury bonds increases.) This positioning contributed to performance as the spread between five-year and 15-year Treasuries widened. Our portion of the Portfolio also benefited from security selection in local currency-denominated emerging markets debt, with Mexico and Argentina contributing to returns over the period.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio, the MSCI World Free Index (net LU), the MSCI World Free Index (net US), the Lehman Brothers Global Aggregate Index, the Consumer Price Index and the Merrill Lynch US Treasury 1-5 Year Index (unaudited)

The graph depicts the performance of UBS PACE Alternative Strategies Investments Class P shares versus the MSCI World Free Index (net LU), the MSCI World Free Index (net US), the Lehman Brothers Global Aggregate Index, the Consumer Price Index and the Merrill Lynch US Treasury 1-5 Year Index from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2008. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08		1 year	Since inception[1]
Before deducting	Class A2	-4.94%	3.22%
maximum sales charge	Class B3	-5.68%	3.38%
or UBS PACE Select	Class C4	-5.67%	2.63%
program fee	Class Y5	N/A	-0.10%
	Class P6	-4.76%	3.47%
After deducting	Class A2	-10.20%	0.73%
maximum sales charge	Class B3	-10.31%	2.06%
or UBS PACE Select	Class C4	-6.59%	2.63%
program fee	Class P6	-6.17%	1.92%
MSCI World Free Index (net LU)		-10.88%	1.75%
MSCI World Free Index (net US)		-10.59%	2.07%
Lehman Brothers Global Aggregate Index		10.80%	8.00%
Consumer Price Index		5.60%	3.97%
Merrill Lynch US Treasury 1-5 Year Index		7.75%	6.37%
Lipper Global Flexible Portfolio Funds median		-5.68%	2.48%

Average annual total returns for periods ended June 30, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -9.39%; since inception, 1.66%; Class B—1-year period, -9.54%; since inception, 3.19%: Class C—1-year period, -5.78%; since inception, 3.71%; Class P—1-year period, -5.30%; since inception, 3.01%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses, as supplemented on August 1, 2008, were as follows: Class A—2.70% and 2.59%; Class B—3.69% and 3.34%; Class C—3.46% and 3.34%; Class Y—2.34% and 2.29%; and Class P—2.44% and 2.34%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 26, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

  The Portfolio's benchmark was changed for the reporting period from the Merrill Lynch US Treasury 1-5 Year Index to the MSCI World Free Index (net LU) in light of investment strategies employed in pursuit of the Portfolio's investment strategies. The other indices shown are supplemental only.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI World Free Index (net LU) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Free Index (net LU) consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The MSCI World Free Index (net LU) uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect fees and expenses.

The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by UBS Global AM. Investors should note that indices do not reflect fees and expenses.

The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities. Investors should note that indices do not reflect fees and expenses.

Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect fees and expenses.

The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$771.5
Number of holdings	719
Portfolio composition[1]	07/31/08
Common stocks, preferred stocks and warrants	43.5%
Long-term debt securities (bonds and notes)	16.2
ADRs and GDRs	1.0
Investment companies and unit trusts	1.0
Investments sold short	(12.9)
Options, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	51.5
Total	100.0%

Top five countries (long holdings)[1]	07/31/08
United States	35.4%
Japan	3.6
Canada	2.8
United Kingdom	2.6
Spain	1.9
Total	46.3%
Top five equity sectors (long holdings)[1]	07/31/08
Industrials	7.2%
Financials	6.8
Energy	6.6
Materials	6.5
Consumer discretionary	4.4
Total	31.5%
Top ten equity holdings (long holdings)[1]	07/31/08
Berkshire Hathaway	1.0%
Union Fenosa	1.0
Vivendi	0.8
Exxon Mobil	0.8
Applied Biosystems	0.7
Baxter International	0.7
Potash Corp. of Saskatchewan	0.6
Northern Trust	0.6
Nokia	0.6
Walt Disney	0.6
Total	7.4%
Top five countries (short holdings)[1]	07/31/08
United States	(7.8)%
Japan	(1.1)
Canada	(1.1)
United Kingdom	(0.8)
Netherlands	(0.5)
Total	(11.3)%
Top five equity sectors (short holdings)[1]	07/31/08
Financials	(1.5)%
Information technology	(1.5)
Materials	(1.2)
Consumer discretionary	(1.2)
Health care	(1.0)
Total	(6.4)%
Top ten equity holdings (short holdings)[1]	07/31/08
Weyerhaeuser	(0.5)%
Liberty Global	(0.4)
STMicroelectronics	(0.4)
Amylin Pharmaceuticals	(0.4)
United Parcel Service	(0.3)
Infineon Technologies	(0.3)
Niko Resources	(0.3)
Forest City Enterprises	(0.3)
Givaudan	(0.3)
W.R. Berkley	(0.2)
Total	(3.4)%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—44.45%

Security description	Number of shares	Value
Australia—1.30%
Banks—0.04%
Bendigo Bank Ltd.	30,646	$307,258
Suncorp-Metway Ltd.	1,533	19,044
		326,302
Chemicals—0.00%
Incitec Pivot Ltd.	207	31,550
Food & drug retailing—0.01%
Woolworths Ltd.	2,819	66,210
Health care equipment & supplies—0.04%
Ansell Ltd.	32,078	306,233
Hotels, restaurants & leisure—0.01%
Aristocrat Leisure Ltd.	12,650	57,080
TABCORP Holdings Ltd.	577	4,664
		61,744
Industrial conglomerates—0.14%
Brambles Ltd.	138,088	1,061,578
Metals & mining—0.58%
Alumina Ltd.	143,185	617,806
BHP Billiton Ltd.	49,865	1,862,473
BlueScope Steel Ltd.	36,983	401,288
Energy Resources of Australia Ltd.	81,342	1,571,756
		4,453,323
Oil & gas—0.23%
Paladin Resources Ltd.*	348,609	1,772,110
Pharmaceuticals—0.22%
CSL Ltd.	52,285	1,697,804
Real estate—0.03%
CFS Retail Property Trust	14,165	26,961
ING Industrial Fund	171,543	220,467
Stockland	2,983	12,788
		260,216
Total Australia common stocks		10,037,070
Austria—0.09%
Banks—0.08%
Erste Bank der oesterreichischen Sparkassen AG	5,923	380,098
Raiffeisen International Bank-Holding AG	2,101	262,097
		642,195
Electric utilities—0.01%
Oesterreichische Elektrizitaetswirtschafts-AG (Verbund), Class A	753	59,980
Total Austria common stocks		702,175

Security description	Number of shares	Value
Belgium—0.00%
Diversified operations—0.00%
Compagnie Nationale a Portefeuille (CNP)/ Nationale Portefeuille Maatschappij (NPM)	103	$8,105
Bermuda—0.84%
Biotechnology—0.01%
Mingyuan Medicare Development Co. Ltd.	490,000	64,482
Diversified financials—0.02%
Assured Guaranty Ltd.	17,000	194,820
Electric utilities—0.04%
Cheung Kong Infrastructure Holdings Ltd.	76,000	335,640
Energy equipment & services—0.06%
Seadrill Ltd.	15,000	450,722
Food products—0.13%
Bunge Ltd.[1]	8,700	860,604
Cosan Ltd.*	8,300	108,813
		969,417
Hotels, restaurants & leisure—0.06%
Shangri-La Asia Ltd.	203,333	436,222
Insurance—0.05%
Everest Re Group Ltd.	4,700	384,460
IT consulting & services—0.24%
Accenture Ltd., Class A1	43,900	1,833,264
Machinery—0.09%
Ingersoll-Rand Co. Ltd., Class A	19,300	694,800
Marine—0.05%
Frontline Ltd.	6,150	385,148
Pacific Basin Shipping Ltd.	8,000	11,230
		396,378
Real estate—0.03%
Hopson Development Holdings Ltd.	30,000	31,663
Sinofert Holdings Ltd.	256,000	184,639
		216,302
Retail—0.03%
Huabao International Holdings Ltd.	325,000	261,113
Textiles & apparel—0.03%
Ports Design Ltd.	83,500	225,361
Total Bermuda common stocks		6,462,981
Brazil—0.67%
Airlines—0.01%
Tam SA, ADR	5,000	101,200

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Brazil—(concluded)
Banks—0.02%
Banco Itau Holding Financeira SA, ADR	8,625	$183,713
Food products—0.14%
Cosan SA Industria e Comercio	31,500	619,220
Marfrig Frigorificos e Comercio de Alimentos SA*	24,100	298,346
Perdigao SA	6,500	177,201
		1,094,767
Health care providers & services—0.01%
OdontoPrev SA	3,200	83,764
Machinery—0.01%
Weg SA	6,300	72,400
Metals & mining—0.20%
Companhia Vale do Rio Doce (CVRD), ADR	40,200	1,207,206
IronX Mineracao SA*	6,000	102,279
MMX Mineracao e Metalicos SA*	6,000	66,731
Usinas Siderurgicas de Minas Gerais SA	3,450	147,247
		1,523,463
Oil & gas—0.20%
Petroleo Brasileiro SA, ADR	27,700	1,548,707
Paper & forest products—0.04%
Aracruz Celulose SA, ADR	4,100	284,950
Transportation services—0.04%
All America Latina Logistica (ALL)	18,700	249,285
LLX Logistica SA*	6,000	19,575
		268,860
Total Brazil common stocks		5,161,824
Canada—2.27%
Banks—0.01%
Royal Bank of Canada	1,400	64,603
Toronto-Dominion Bank	600	36,500
		101,103
Chemicals—0.79%
Agrium, Inc.	13,500	1,186,318
Potash Corp. of Saskatchewan, Inc.	23,900	4,910,242
		6,096,560
Communications equipment—0.10%
Research In Motion Ltd. (RIM)*	6,000	737,380
Diversified financials—0.00%
TMX Group, Inc.	500	19,142
Diversified manufacturing—0.13%
Bombardier, Inc., Class B	140,800	1,009,299

Security description	Number of shares	Value
Canada—(concluded)
Electronic equipment & instruments—0.10%
Celestica, Inc.*	93,900	$742,800
Insurance—0.08%
Fairfax Financial Holdings Ltd.	2,500	640,412
Power Financial Corp.	100	3,301
		643,713
IT consulting & services—0.03%
CGI Group, Inc., Class A*	18,300	194,804
Metals & mining—0.35%
Teck Cominco Ltd., Class B	29,700	1,364,120
Uranium One, Inc.*	379,360	1,355,982
		2,720,102
Oil & gas—0.67%
Canadian Natural Resources Ltd.	9,300	726,689
Encana Corp.	6,500	469,115
Ensign Energy Services, Inc.	100	2,065
Imperial Oil Ltd.	67,400	3,320,797
Suncor Energy, Inc.	11,500	625,118
Talisman Energy, Inc.	1,600	28,611
		5,172,395
Real estate—0.00%
MI Developments, Inc., Class A	300	5,936
Transportation services—0.01%
Viterra, Inc.*	7,600	89,809
Total Canada common stocks		17,533,043
Cayman Islands—0.38%
Electronic equipment & instruments—0.03%
Kingboard Chemical Holdings Ltd.	42,500	203,837
Food products—0.07%
Chaoda Modern Agriculture (Holdings) Ltd.	274,000	316,895
China Mengniu Dairy Co. Ltd.	39,000	115,068
Tingyi (Cayman Islands) Holding Corp.	62,000	74,551
		506,514
Hotels, restaurants & leisure—0.04%
Ctrip.com International Ltd., ADR	7,660	345,390
Industrial conglomerates—0.02%
Golden Meditech Co. Ltd.	552,000	175,759
Internet software & services—0.02%
Tencent Holdings Ltd.	17,600	155,492
Machinery—0.02%
Prime Success International Group Ltd.	296,000	150,626
Multi-line retail—0.01%
Golden Eagle Retail Group Ltd.	102,000	85,808

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Cayman Islands—(concluded)
Oil & gas—0.13%
Transocean, Inc.*	7,308	$994,107
Personal products—0.04%
Hengan International Group Co. Ltd.	97,000	292,946
Total Cayman Islands common stocks		2,910,479
Chile—0.03%
Chemicals—0.03%
Sociedad Quimica y Minera de Chile SA, ADR	5,900	241,487
China—0.95%
Automobiles—0.02%
Dongfeng Motor Corp., Class H	338,000	145,712
Banks—0.16%
China Merchants Bank Co. Ltd., Class H	50,500	182,917
Industrial & Commercial Bank of China, Class H	1,391,000	1,046,501
		1,229,418
Chemicals—0.00%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	72,000	23,805
Commercial services & supplies—0.01%
Travelsky Technology Ltd., Class H	124,000	74,936
Construction materials—0.01%
Anhui Conch Cement Co. Ltd., Class H	8,000	46,986
Diversified financials—0.04%
Bank of China Ltd., Class H	713,000	325,719
Diversified telecommunication services—0.03%
China Telecom Corp. Ltd., Class H	452,000	247,123
Electric utilities—0.03%
Datang International Power Generation Co. Ltd., Class H	318,000	186,279
Huaneng Power International, Inc., Class H	56,000	39,389
		225,668
Energy equipment & services—0.04%
China Oilfield Services Ltd., Class H	192,000	286,603
Health care equipment & supplies—0.04%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	254,000	340,018

Security description	Number of shares	Value
China—(concluded)
Insurance—0.04%
China Life Insurance Co., Class H	75,000	$283,361
Machinery—0.04%
Shanghai Electric Group Co. Ltd., Class H*	486,000	213,592
Weichai Power Co. Ltd., Class H	25,000	124,488
		338,080
Metals & mining—0.17%
Angang Steel Co. Ltd., Class H	116,000	234,464
China Shenhua Energy Co. Ltd., Class H	88,000	324,429
Jiangxi Copper Co. Ltd.	141,000	257,788
Yanzhou Coal Mining Co. Ltd., Class H	256,000	460,800
		1,277,481
Multi-line retail—0.01%
Wumart Stores, Inc., Class H	85,000	81,616
Oil & gas—0.06%
PetroChina Co. Ltd., Class H	358,000	477,997
Pharmaceuticals—0.03%
Guangzhou Pharmaceutical Co. Ltd., Class H	354,000	216,683
Real estate—0.01%
Shanghai Forte Land Co. Ltd., Class H	230,000	61,140
Transportation infrastructure—0.06%
China Communications Construction Co. Ltd., Class H	231,000	430,041
Wireless telecommunication services—0.15%
China Mobile (Hong Kong) Ltd.	88,000	1,177,109
Total China common stocks		7,289,496
Denmark—0.56%
Construction & engineering—0.18%
FLSmidth & Co. A/S	14,450	1,401,183
Electrical equipment—0.38%
Vestas Wind Systems A/S*	22,200	2,918,540
Total Denmark common stocks		4,319,723
Egypt—0.07%
Construction & engineering—0.03%
Orascom Construction Industries (OCI)	2,625	192,155
Diversified financials—0.02%
Egyptian Financial Group-Hermes Holding	14,340	128,100
Telecommunications—0.02%
Orascom Telecom Holding SAE	17,961	191,505
Total Egypt common stocks		511,760

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Finland—0.69%
Diversified telecommunication services—0.59%
Nokia Oyj	165,686	$4,528,801
Metals & mining—0.10%
Kone Oyj, Class B	26,043	784,498
Total Finland common stocks		5,313,299
France—1.83%
Aerospace & defense—0.11%
Thales SA	15,311	864,238
Banks—0.01%
BNP Paribas	1,225	121,633
Commercial services & supplies—0.07%
PagesJaunes Groupe	38,012	511,337
Diversified telecommunication services—0.31%
France Telecom SA	75,468	2,396,201
Energy equipment & services—0.12%
Technip SA	10,696	905,627
Food & drug retailing—0.00%
Casino Guichard-Perrachon SA	102	10,145
Hotels, restaurants & leisure—0.17%
Accor SA	19,609	1,306,725
IT consulting & services—0.01%
Atos Origin SA	1,162	66,974
Media—0.79%
Vivendi	145,143	6,066,589
Metals & mining—0.13%
Eramet	1,482	1,022,268
Oil & gas—0.10%
Total SA	10,364	794,601
Textiles & apparel—0.01%
Hermes International	475	75,403
Total France common stocks		14,141,741
Germany—1.22%
Chemicals—0.32%
GEA Group AG	862	28,445
Wacker Chemie AG	11,763	2,434,598
		2,463,043
Construction & engineering—0.36%
Bilfinger Berger AG	34,817	2,347,330
Hochtief AG	5,649	440,619
		2,787,949
Household products—0.01%
Henkel AG & Co. KGaA	2,110	84,000
Machinery—0.46%
MAN AG	35,562	3,586,147
Multi-line retail—0.07%
Arcandor AG*	45,284	524,214
Total Germany common stocks		9,445,353

Security description	Number of shares	Value
Hong Kong—0.81%
Banks—0.00%
Hang Seng Bank Ltd.	1,300	$25,556
Distributors—0.07%
China Resources Enterprise Ltd.	204,000	520,773
Diversified financials—0.25%
Hong Kong Exchanges & Clearing Ltd.	15,500	229,407
Swire Pacific Ltd., Class A	163,000	1,734,775
		1,964,182
Industrial conglomerates—0.05%
Beijing Enterprises Holdings Ltd.	86,000	325,099
Melco International Development Ltd.	35,000	21,712
		346,811
Insurance—0.02%
China Insurance International Holdings Co. Ltd.	61,000	139,458
Oil & gas—0.05%
CNOOC Ltd.	261,000	384,689
Real estate—0.36%
Hang Lung Group Ltd.	66,000	294,675
Hysan Development Co. Ltd.	190,000	542,480
Link REIT	150,000	336,220
New World Development Co. Ltd.	603,000	1,128,982
Shun Tak Holdings Ltd.	176,000	138,168
Sino-Ocean Land Holdings Ltd.	99,000	64,968
Wheelock & Co. Ltd.	104,000	282,893
		2,788,386
Trading companies & distributors—0.01%
Shougang Concord International Enterprises Co. Ltd.	302,000	100,113
Total Hong Kong common stocks		6,269,968
India—0.15%
Banks—0.01%
Firstsource Solutions Ltd.*	38,600	30,263
Chemicals—0.08%
Reliance Industries Ltd.	8,214	423,613
Tata Chemicals Ltd.	22,687	167,288
		590,901
Construction & engineering—0.01%
Larsen & Toubro Ltd.	1,697	102,608
Electrical equipment—0.01%
Bharat Heavy Electricals Ltd.	2,200	85,896
Metals & mining—0.01%
JSW Steel Ltd.	5,946	100,913

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
India—(concluded)
Pharmaceuticals—0.01%
Nicholas Piramal India Ltd.	11,295	$84,750
Piramal Life Sciences Ltd.*	560	2,280
		87,030
Software—0.02%
Educomp Solutions Ltd.	2,052	153,796
Total India common stocks		1,151,407
Israel—0.09%
Chemicals—0.06%
Israel Chemicals Ltd.	12,069	222,047
Makhteshim-Agan Industries Ltd.	26,556	229,674
		451,721
Pharmaceuticals—0.03%
Teva Pharmaceutical Industries Ltd., ADR	4,700	210,748
Total Israel common stocks		662,469
Italy—0.40%
Banks—0.04%
Banca Carige SpA	63,336	224,844
UniCredit SpA	16,169	96,352
		321,196
Diversified financials—0.13%
IFI-Istituto Finanziario Industriale SpA*	44,121	927,559
IFIL Investments SpA	2,385	16,261
		943,820
Industrial conglomerates—0.11%
Pirelli & C. SpA	1,375,718	853,132
Insurance—0.03%
Compagnia Assicuratrice Unipol SpA	113,131	226,937
Unipol Gruppo Finanziario SpA	1,686	4,408
		231,345
Oil & gas—0.09%
ENI SpA	20,604	696,976
Total Italy common stocks		3,046,469
Japan—3.55%
Banks—0.38%
Mitsubishi UFJ Financial Group, Inc. (MUFG)	70,200	618,556
Mizuho Financial Group, Inc.	11	52,675
Sumitomo Mitsui Financial Group, Inc.	87	670,292
Suruga Bank Ltd.	20,000	249,255
The Chiba Bank Ltd.	45,000	300,224
The Gunma Bank Ltd.	62,000	385,276

Security description	Number of shares	Value
Japan—(continued)
Banks—(concluded)
The Hachijuni Bank Ltd.	52,000	$332,371
The Iyo Bank Ltd.	25,000	291,642
		2,900,291
Beverages—0.42%
Kirin Holdings Co. Ltd.	215,000	3,270,556
Computers & peripherals—0.23%
Fujitsu Ltd.	234,000	1,702,581
Mitsumi Electric Co. Ltd.	100	1,943
NEC Corp.	13,000	71,032
		1,775,556
Construction & engineering—0.00%
JGC Corp.	1,000	20,306
Diversified financials—0.15%
Chuo Mitsui Trust Holdings, Inc.	43,000	265,228
Hokuhoku Financial Group, Inc.	120,000	307,789
KK daVinci Holdings*	744	290,017
Promise Co. Ltd.	9,050	230,743
Yamaguchi Financial Group, Inc.	6,000	80,072
		1,173,849
Electrical equipment—0.00%
Fuji Electric Holdings Co. Ltd.	4,000	10,950
Electronic equipment & instruments—0.39%
Hitachi Ltd.	101,000	722,953
Nippon Electric Glass Co. Ltd.	118,000	1,735,105
Oki Electric Industry Co. Ltd.*	309,000	468,821
Yaskawa Electric Corp.	10,000	83,664
		3,010,543
Food products—0.07%
Nichirei Corp.	99,000	577,693
Health care equipment & supplies—0.00%
Alfresa Holdings Corp.	100	6,136
Health care providers & services—0.00%
Suzuken Co. Ltd.	400	13,754
Household durables—0.56%
Matsushita Electric Industrial Co. Ltd.	184,000	3,898,025
Sanyo Electric Co. Ltd.*	194,000	432,781
		4,330,806
Insurance—0.00%
Aioi Insurance Co. Ltd.	3,000	16,033
Sompo Japan Insurance, Inc.	1,000	9,905
		25,938
Leisure equipment & products—0.00%
Sankyo Co. Ltd.	100	6,034

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Japan—(concluded)
Machinery—0.09%
Ebara Corp.	204,000	$620,663
Japan Steel Works Ltd.	4,000	71,287
		691,950
Marine—0.17%
Kawasaki Kisen Kaisha Ltd.	2,000	15,640
Mitsui O.S.K. Lines Ltd.	44,000	566,989
Nippon Yusen Kabushiki Kaisha	82,000	696,730
		1,279,359
Metals & mining—0.01%
Tokyo Steel Manufacturing Co. Ltd.	3,500	39,083
Multi-line retail—0.13%
Isetan Mitsukoshi Holdings Ltd.*	84,400	963,855
J. Front Retailing Co. Ltd.	1,000	5,424
		969,279
Personal products—0.06%
Shiseido Co. Ltd.	22,000	488,485
Pharmaceuticals—0.37%
Kyowa Hakko Kogyo Co. Ltd.	155,000	1,728,493
Ono Pharmaceutical Co. Ltd.	1,200	66,039
Taisho Pharmaceutical Co. Ltd.	52,000	1,074,922
		2,869,454
Real estate—0.10%
Mitsubishi Estate Co. Ltd.	22,000	527,123
Nomura Real Estate Holdings, Inc.	500	10,071
Sumitomo Realty & Development Co. Ltd.	13,000	264,894
		802,088
Road & rail—0.01%
Hankyu Hanshin Holdings, Inc.	9,000	40,693
Specialty retail—0.02%
EDION Corp.	14,000	125,126
Trading companies & distributors—0.39%
Marubeni Corp.	179,000	1,303,602
Sojitz Corp.	548,000	1,673,697
		2,977,299
Total Japan common stocks		27,405,228
Luxembourg—0.16%
Metals & mining—0.12%
ArcelorMittal	6,900	603,198
Evraz Group SA, GDR	3,250	312,000
		915,198
Specialty retail—0.04%
Oriflame Cosmetics SA	4,550	294,679
Total Luxembourg common stocks		1,209,877

Security description	Number of shares	Value
Malaysia—0.05%
Diversified financials—0.02%
Alliance Financial Group BHD	59,400	$51,148
AMMB Holdings Berhad	112,500	114,363
		165,511
Food products—0.03%
Kuala Lumpur Kepong Berhad	37,300	156,397
Kulim (Malaysia) Berhad	35,600	87,701
		244,098
Total Malaysia common stocks		409,609
Mauritius—0.03%
Food products—0.03%
Golden Agri-Resources Ltd.	404,000	210,505
Mexico—0.08%
Construction & engineering—0.01%
Impulsora del Desarrollo y el Empleo en America Latina, SA de C.V.(Ideal)*	73,600	112,906
Media—0.01%
Grupo Televisa SA, ADR	5,000	112,450
Multi-line retail—0.02%
Wal-Mart de Mexico SAB de C.V., Series V	32,500	132,218
Wireless telecommunication services—0.04%
America Movil SA de C.V., ADR, Series L	5,600	282,744
Total Mexico common stocks		640,318
Netherlands—0.36%
Energy equipment & services—0.11%
Schlumberger Ltd.	8,500	863,600
Food & drug retailing—0.22%
Koninklijke Ahold NV	146,630	1,669,483
Food products—0.03%
Unilever NV	10,074	278,485
Total Netherlands common stocks		2,811,568
New Zealand—0.03%
Construction materials—0.03%
Fletcher Building Ltd.	50,484	234,365
Electric utilities—0.00%
Contact Energy Ltd.	1,718	10,558
Total New Zealand common stocks		244,923
Norway—0.24%
Chemicals—0.09%
Yara International ASA	10,170	723,680
Construction & engineering—0.07%
Aker Solutions ASA	22,200	524,323

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Norway—(concluded)
Food products—0.05%
Marine Harvest*	520,000	$372,098
Oil & gas—0.03%
Statoil ASA	8,150	264,787
Total Norway common stocks		1,884,888
Panama—0.08%
Construction & engineering—0.08%
McDermott International, Inc.1,*	12,100	576,807
Peru—0.02%
Metals & mining—0.02%
Compania de Minas Buenaventura SA, ADR	5,800	156,078
Philippines—0.01%
Diversified telecommunication services—0.01%
Philippine Long Distance Telephone Co., ADR	1,600	90,960
Portugal—0.10%
Diversified financials—0.02%
Banco BPI SA	31,425	118,877
Industrial conglomerates—0.08%
Sonae S.G.P.S. SA	596,197	628,702
Total Portugal common stocks		747,579
Russia—0.28%
Banks—0.02%
Sberbank	45,169	134,468
Oil & gas—0.26%
Gazprom, ADR[2]	866	41,135
Gazprom, ADR[3]	23,570	1,129,273
LUKOIL, ADR	7,100	594,270
Rosneft Oil Co., GDR	27,700	295,005
		2,059,683
Total Russia common stocks		2,194,151
Singapore—0.66%
Banks—0.04%
Overseas-Chinese Banking Corp. Ltd.	56,000	343,923
Construction & engineering—0.01%
SembCorp Industries Ltd.	13,000	42,751
Electronic equipment & instruments—0.39%
Flextronics International Ltd.1,*	335,900	2,999,587
Food products—0.03%
Wilmar International Ltd.	80,000	255,339
Machinery—0.02%
Yangzijiang Shipbuilding Holdings Ltd.	231,000	134,454
Marine—0.00%
Neptune Orient Lines Ltd.	9,000	18,425

Security description	Number of shares	Value
Singapore—(concluded)
Real estate—0.14%
Capitaland Ltd.	254,000	$1,052,551
Schools—0.03%
Raffles Education Corp. Ltd.	246,000	206,206
Total Singapore common stocks		5,053,236
South Africa—0.22%
Health care equipment & supplies—0.02%
Aspen Pharmacare Holdings Ltd.	20,812	118,958
Metals & mining—0.17%
Anglo Platinum Ltd.	5,112	670,244
Gold Fields Ltd., ADR	45,800	540,898
Impala Platinum Holdings Ltd.	4,241	141,590
		1,352,732
Specialty retail—0.01%
Truworths International Ltd.	16,418	65,007
Wireless telecommunication services—0.02%
MTN Group Ltd.	8,933	153,893
Total South Africa common stocks		1,690,590
South Korea—0.02%
Household durables—0.02%
LG Electronics, Inc.	1,356	137,926
Spain—1.88%
Banks—0.18%
Banco Santander SA	69,371	1,338,611
Biotechnology—0.01%
Grifols SA	2,110	63,122
Diversified telecommunication services—0.01%
Telefonica SA	3,605	93,915
Electric utilities—0.21%
Red Electrica Corp. SA	26,625	1,602,235
Gas utilities—0.05%
Enagas	15,866	408,944
IT consulting & services—0.04%
Indra Sistemas SA	12,562	334,951
Multi-utilities—1.02%
Union Fenosa SA	294,339	7,885,988
Oil & gas—0.36%
Repsol YPF SA	83,498	2,803,694
Total Spain common stocks		14,531,460
Sweden—0.22%
Diversified financials—0.20%
Investor AB, B Shares	73,600	1,602,340
Diversified telecommunication services—0.01%
Tele2 AB, B Shares	3,300	57,682

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
Sweden—(concluded)
Machinery—0.01%
Atlas Copco AB, B Shares	200	$2,811
Scania AB, B Shares	3,600	56,460
		59,271
Total Sweden common stocks		1,719,293
Switzerland—1.20%
Air freight & couriers—0.10%
Kuehne & Nagel International AG	8,859	739,436
Chemicals—0.55%
Syngenta AG	14,516	4,231,188
Electrical equipment—0.34%
ABB Ltd.	98,342	2,591,400
Hotels, restaurants & leisure—0.01%
Kuoni Reisen Holding AG	251	108,366
Insurance—0.06%
ACE Ltd.	9,900	501,930
Machinery—0.13%
Schindler Holding AG	12,505	854,736
Sulzer AG	1,215	145,520
		1,000,256
Real estate—0.01%
Orascom Development Holding AG*	780	85,401
Total Switzerland common stocks		9,257,977
Taiwan—0.03%
Electronic equipment & instruments—0.02%
HON HAI Precision Industry Co. Ltd. (Foxconn)	31,800	153,403
Semiconductor equipment & products—0.01%
Powertech Technology, Inc.	32,010	90,504
Total Taiwan common stocks		243,907
Thailand—0.02%
Banks—0.01%
Bangkok Bank Public Co. Ltd.	28,200	93,009
Diversified financials—0.01%
Bank of Ayudhya Public Co. Ltd.*	116,300	67,651
Total Thailand common stocks		160,660
Turkey—0.07%
Diversified telecommunication services—0.02%
Turk Telekomunikasyon AS*	34,565	126,493

Security description	Number of shares	Value
Turkey—(concluded)
Industrial conglomerates—0.04%
Haci Omer Sabanci Holding AS	25,924	$129,134
Koc Holding AS	49,919	199,924
		329,058
Wireless telecommunication services—0.01%
Turkcell Iletisim Hizmetleri AS (Turkcell)	12,561	96,916
Total Turkey common stocks		552,467
United Kingdom—2.38%
Agriculture—0.01%
New Britain Palm Oil Ltd.	10,851	85,105
Banks—0.20%
Barclays PLC	10,889	73,127
HBOS PLC	5,956	34,185
HSBC Holdings PLC	43,438	718,689
Royal Bank of Scotland Group PLC	53,854	225,355
Standard Chartered PLC	15,816	480,793
		1,532,149
Distributors—0.04%
Reckitt Benckiser Group PLC	5,515	301,437
Diversified financials—0.19%
ICAP PLC	149,864	1,476,963
Food & drug retailing—0.46%
William Morrison Supermarkets PLC	702,027	3,578,979
Hotels, restaurants & leisure—0.10%
Ladbrokes PLC	152,746	757,605
Industrial conglomerates—0.05%
Invensys PLC*	64,985	361,796
Insurance—0.04%
Aviva PLC	33,153	328,949
Machinery—0.00%
Charter PLC	719	12,081
Metals & mining—0.47%
Anglo American PLC	47,912	2,746,728
Antofagasta PLC	2,227	25,370
Eurasian Natural Resources Corp.*	40,919	849,388
		3,621,486
Multi-line retail—0.01%
Home Retail Group PLC	21,109	90,195
Oil & gas—0.41%
BG Group PLC	64,827	1,464,702
BP PLC	49,208	505,413
Royal Dutch Shell PLC	18,607	655,436
Royal Dutch Shell PLC, A Shares	14,411	513,371
		3,138,922

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
United Kingdom—(concluded)
Wireless telecommunication services—0.40%
Vodafone Group PLC	1,146,029	$3,077,064
Total United Kingdom common stocks		18,362,731
United States—20.41%
Aerospace & defense—0.69%
Northrop Grumman Corp.[1]	19,200	1,293,888
Raytheon Co.[1]	71,300	4,059,109
		5,352,997
Auto components—0.00%
Lear Corp*	600	8,646
Automobiles—0.12%
Harley-Davidson, Inc.	23,800	900,592
Banks—1.23%
Bank of New York Mellon Corp.[1]	96,200	3,415,100
Hudson City Bancorp, Inc.[1]	24,800	452,848
New York Community Bancorp, Inc.[1]	25,600	425,472
Northern Trust Corp.[1]	59,900	4,682,383
SunTrust Banks, Inc.	200	8,212
US Bancorp	1,800	55,098
Wachovia Corp.[1]	6,900	119,163
Wells Fargo & Co.[1]	11,700	354,159
		9,512,435
Biotechnology—0.75%
Applied Biosystems, Inc.[1]	149,100	5,506,263
Biogen Idec, Inc.1,*	3,500	244,160
Invitrogen Corp. 1,*	600	26,610
		5,777,033
Chemicals—1.12%
CF Industries Holdings, Inc.[1]	19,400	3,171,124
Eastman Chemical Co.[1]	24,800	1,487,008
Monsanto Co.	13,000	1,548,430
The Mosaic Co.1,*	17,100	2,175,291
Zep, Inc.	16,300	278,241
		8,660,094
Commercial services & supplies—1.10%
Arbitron, Inc.	35,800	1,682,600
Fiserv, Inc.*	36,200	1,731,084
Manpower, Inc.[1]	33,800	1,622,400
MasterCard, Inc., Class A1	14,000	3,418,100
Republic Services, Inc.	1,200	39,000
		8,493,184
Communications equipment—0.00%
ADC Telecommunications, Inc.*	100	946
Harris Corp.	100	4,815
		5,761

Security description	Number of shares	Value
United States—(continued)
Computers & peripherals—0.64%
Apple, Inc.*	19,600	$3,115,420
Dell, Inc. 1,*	46,500	1,142,505
Hewlett-Packard Co.[1]	15,968	715,366
		4,973,291
Construction & engineering—0.14%
Fluor Corp.[1]	12,600	1,025,010
Jacobs Engineering Group, Inc.*	500	38,670
		1,063,680
Containers & packaging—0.36%
Owens-Illinois, Inc.1,*	65,600	2,770,944
Diversified financials—0.66%
Federal Home Loan Mortgage Corp.	16,000	130,720
Federal National Mortgage Association	7,300	83,950
Moody's Corp.[1]	46,100	1,604,741
T. Rowe Price Group, Inc.	600	35,910
The Nasdaq OMX Group, Inc.1,*	16,400	455,428
Visa, Inc., Class A Shares1,*	38,400	2,805,504
		5,116,253
Electric utilities—0.38%
Mirant Corp.*	2,400	73,464
Reliant Energy, Inc.1,*	156,100	2,826,971
		2,900,435
Electrical equipment—0.12%
Acuity Brands, Inc.	21,900	894,834
Electronic equipment & instruments—0.70%
Agilent Technologies, Inc.1,*	34,900	1,258,494
Belden CDT, Inc.	108,800	4,016,896
Waters Corp.1,*	2,400	163,056
		5,438,446
Energy equipment & services—0.28%
Baker Hughes, Inc.	6,200	514,042
Halliburton Co.	8,300	372,006
Weatherford International Ltd.*	33,700	1,271,501
		2,157,549
Food & drug retailing—0.03%
Terra Industries, Inc.	4,300	232,200
Food products—0.16%
Archer-Daniels-Midland Co.	15,200	435,176
Dean Foods Co.*	8,000	170,400
Hormel Foods Corp.	3,400	122,978
Lance, Inc.	26,600	489,440
		1,217,994
Gas utilities—0.11%
Southwestern Energy Co.1,*	23,000	835,130

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(continued)

Security description	Number of shares	Value
United States—(continued)
Health care equipment & supplies—0.66%
Baxter International, Inc.[1]	74,500	$5,111,445
Health care providers & services—0.40%
Express Scripts, Inc.1,*	43,200	3,047,328
Household durables—0.37%
Acco Brands Corp.*	125,400	1,074,678
Lennar Corp., Class A1	144,100	1,743,610
		2,818,288
Industrial conglomerates—0.34%
Carlisle Cos., Inc.	85,800	2,624,622
Insurance—1.43%
Berkshire Hathaway, Inc.1,*	2,090	8,002,610
Unum Group[1]	125,700	3,036,912
		11,039,522
Internet software & services—0.11%
Websense, Inc.*	42,100	878,627
IT consulting & services—0.00%
Paychex, Inc.	100	3,292
Leisure equipment & products—0.45%
Mattel, Inc.	172,800	3,464,640
Machinery—0.21%
AGCO Corp.*	8,500	508,725
Deere & Co.	15,300	1,073,448
Joy Global, Inc.	200	14,444
Manitowoc Co., Inc.	700	18,452
		1,615,069
Media—0.97%
Comcast Corp., Special Class A	34,700	712,738
E.W. Scripps Co., Class A1	129,900	898,908
Liberty Global, Inc., Series C*	56,100	1,537,140
Walt Disney Co.[1]	142,500	4,324,875
		7,473,661
Metals & mining—0.62%
AK Steel Holding Corp.[1]	34,700	2,203,450
Cleveland-Cliffs, Inc.	700	75,887
CONSOL Energy, Inc.	4,100	304,999
Freeport-McMoRan Copper & Gold, Inc., Class B1	17,400	1,683,450
Nucor Corp.[1]	900	51,498
Peabody Energy Corp.	7,300	493,845
		4,813,129
Oil & gas—3.37%
Anadarko Petroleum Corp.[1]	50,100	2,901,291
Apache Corp.[1]	5,900	661,803
Chevron Corp.[1]	24,800	2,097,088
Cimarex Energy Co.[1]	27,500	1,433,025
ConocoPhillips	10,900	889,658
Devon Energy Corp.[1]	22,900	2,172,981

Security description	Number of shares	Value
United States—(continued)
Oil & gas—(concluded)
EOG Resources, Inc.	7,300	$733,869
Equitable Resources, Inc.	5,700	297,825
Exxon Mobil Corp.[1]	73,900	5,943,777
Hess Corp.	4,400	446,160
Marathon Oil Corp.	8,300	410,601
Noble Energy	3,400	251,158
Occidental Petroleum Corp.[1]	52,900	4,170,107
Quicksilver Resources, Inc.*	700	18,312
Valero Energy Corp.	12,400	414,284
Williams Cos., Inc.[1]	97,500	3,124,875
		25,966,814
Paper & forest products—0.10%
Deltic Timber Corp.	12,799	779,075
Pharmaceuticals—0.02%
Bristol-Myers Squibb Co.	1,100	23,232
Simcere Pharmaceutical Group, ADR*	9,800	117,600
		140,832
Real estate—0.29%
Boston Properties, Inc.	1,300	125,047
Public Storage[1]	26,200	2,145,518
		2,270,565
Road & rail—0.24%
Burlington Northern Santa Fe Corp.	100	10,413
GATX Corp.	41,178	1,872,364
		1,882,777
Semiconductor equipment & products—0.67%
Intel Corp.	100	2,219
Linear Technology Corp.[1]	34,700	1,077,435
Maxim Integrated Products, Inc.	201,100	3,949,604
MEMC Electronic Materials, Inc.1,*	1,700	78,557
QLogic Corp.*	600	11,304
Texas Instruments, Inc.	1,800	43,884
		5,163,003
Software—0.85%
Activision Blizzard, Inc.*	89,400	3,216,612
BMC Software, Inc.1,*	61,500	2,022,735
Salesforce.com, Inc.1,*	20,300	1,294,937
		6,534,284
Specialty retail—0.23%
GameStop Corp., Class A1,*	7,700	311,927
O'Reilly Automotive, Inc.*	56,100	1,432,794
		1,744,721
Textiles & apparel—0.06%
UniFirst Corp.	10,700	479,039

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Common stocks—(concluded)

Security description	Number of shares	Value
United States—(concluded)
Tobacco—0.43%
Altria Group, Inc.[1]	109,600	$2,230,360
Philip Morris International, Inc.[1]	21,000	1,084,650
		3,315,010
Total United States common stocks		157,477,241
Total common stocks (cost—$362,872,356)		342,978,828
Preferred stocks—0.03%
Brazil—0.03%
Paper & forest products—0.03%
Votorantim Celulose e Papel SA	9,800	238,571
Germany—0.00%
Media—0.00%
ProSiebenSat.1 Media AG	146	1,241
Total preferred stocks (cost—$284,520)		239,812
Unit trusts—0.22%
Canada—0.22%
Canadian Oil Sands Trust	14,200	713,363
Fording Canadian Coal Trust	10,700	945,805
Total unit trusts (cost—$1,428,023)		1,659,168
Investment company—0.76%
iShares MSCI South Korea Index Fund (cost—$6,783,203)	117,922	5,896,100
	Number of warrants
Warrants*—0.02%
India—0.02%
Banks—0.00%
Firstsource Solutions Ltd. (Deutsche Bank AG), strike price $1.42, expires 01/30/17[4]	23,300	18,443
Diversified financials—0.02%
Bharat Heavy Electricals Ltd. (Citigroup Global Markets Holdings), strike price $0.001, expires 10/24/12[4]	1,370	54,124
Nicholas Piramal India Ltd. (Citigroup Global Markets Holdings), strike price $16.02, expires 12/24/12[4]	6,600	49,731
Piramal Life Sciences Ltd. (Citigroup Global Markets Holdings), strike price $0.00001, expires 10/24/12[4]	660	2,901
		106,756
Total warrants (cost—$139,935)		125,199

Security description	Face amount[5]	Value
US government obligations—4.73%
US Treasury Bonds 6.625%, due 02/15/27	$3,200,000	$3,987,750
8.125%, due 08/15/19	5,500,000	7,346,367
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	516,890	482,929
2.000%, due 01/15/26	7,049,923	6,877,050
2.375%, due 01/15/25	4,203,985	4,350,725
2.375%, due 01/15/27	4,657,172	4,782,206
3.625%, due 04/15/28	267,804	328,897
US Treasury Inflation Index Notes (TIPS) 1.875%, due 07/15/13	8,123,320	8,365,914
Total US government obligations (cost—$36,180,020)		36,521,838
Federal farm credit bank certificates—0.62%
FFCB 4.500%, due 05/21/15 (cost—$4,759,067)	4,700,000	4,743,437
Federal home loan mortgage corporation certificates—0.13%
FHLMC 5.500, due 06/01/38 (cost—$1,002,386)	998,952	977,558
Federal national mortgage association certificates—3.29%
FNMA 5.000%, due 08/01/20	6,880,364	6,820,026
6.500%, due 10/01/37	44,578	45,827
7.000%, due 03/01/37	692,847	725,086
7.000%, due 04/01/37	4,306,352	4,506,732
7.000%, due 08/01/37	6,438,720	6,742,861
7.000%, due 09/01/37	3,620,098	3,791,098
7.000%, due 10/01/37	2,634,812	2,759,271
Total federal national mortgage association certificates (cost—$25,354,847)		25,390,901
Collateralized mortgage obligations—3.04%
American Home Mortgage Assets, Series 2006-3, Class 1A1 4.261%, due 10/25/46[6]	833,302	541,646
Series 2006-3, Class 2A11 4.231%, due 10/25/46[6]	828,515	538,535
Series 2007-1, Class A1 3.991%, due 02/25/47[6]	857,933	566,236
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 2.831%, due 10/25/34[6]	86,171	78,776
Series 2005-4, Class 1A1 2.751%, due 11/25/45[6]	1,166,706	740,503

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[5]	Value
Collateralized mortgage obligations—(continued)
Banc of America Funding Corp., Series 2007-D, Class 1A5 2.738%, due 06/20/47[6]	$600,000	$207,180
BCAP LLC Trust, Series 2006-RR1, Class CF 3.101%, due 11/25/36[6]	342,208	303,160
Bear Stearns Alternative Trust-A Trust, Series 2005-8, Class 11A1 2.731%, due 10/25/35[6]	1,210,325	623,020
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36	1,572,115	1,437,861
Countrywide Alternative Loan Trust, Series 2005-46C8, Class A8 5.500%, due 10/25/35	1,095,428	992,347
Series 2005-61, Class 1A1 2.721%, due 12/25/35[6]	1,519,514	1,012,336
Series 2007-0A11, Class A1A 4.671%, due 11/25/47[6]	973,791	567,771
DSLA Mortgage Loan Trust, Series 2004-AR2, Class A2A 2.848%, due 11/19/44[6]	1,540,110	1,210,639
Series 2006-AR2, Class 2A1A 2.658%, due 11/19/37[6]	715,258	441,062
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A 2.798%, due 06/20/35[6]	697,271	454,599
Series 2005-10, Class 2A1A 2.768%, due 11/19/35[6]	450,423	291,464
Series 2005-11, Class 2A1A 2.768%, due 08/19/45[6]	374,547	247,780
Series 2005-16, Class 3A1A 2.708%, due 01/19/36[6]	822,050	531,672
Series 2006-1, Class 2A1A 2.698%, due 03/19/37[6]	1,512,688	938,920
Series 2006-12, Class 2A2A 2.648%, due 01/19/38[6]	773,351	468,812
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A 2.671%, due 05/25/46[6]	2,653,597	1,634,381
Lehman Mortgage Trust, Series 2006-8, Class 2A1 3.220%, due 12/25/366,**	1,672,021	1,267,136
Luminent Mortgage Trust, Series 2006-2, Class A1A 2.661%, due 02/25/46[6]	2,665,338	1,629,515
Series 2006-5, Class A1A 2.651%, due 07/25/36[6]	984,406	603,726
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.378%, due 11/14/42[6]	500,000	479,630

Security description	Face amount[5]	Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1 6.479%, due 11/25/37[6]	$945,920	$877,028
Mortgageit Trust, Series 2005-AR1, Class 1A1 2.711%, due 11/25/35[6]	962,154	618,491
Residential Accredit Loans, Inc., Series 2007-QH9, Class A1 6.549%, due 11/25/37[6]	970,071	626,525
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 7A1 6.018%, due 11/25/35	2,441,232	1,951,976
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 4.101%, due 07/25/47[6]	911,714	553,155
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,590,731	1,040,934
Total collateralized mortgage obligations (cost—$31,294,199)		23,476,816
Asset-backed securities—0.27%
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 3.461%, due 10/25/37[6,7,8]	420,900	357,765
Series 2007-1, Class 2A2 3.711%, due 10/25/37[6,7,8]	130,000	71,500
Series 2007-1, Class 2A3 3.911%, due 10/25/37[6,7,8]	230,000	92,000
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	83,749	63,623
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	128,228	99,527
Household Home Equity Loan Trust, Series 2007-3, Class APT 3.682%, due 11/20/36[6]	430,352	372,860
USAA Auto Owner Trust, Series 2007-2, Class A3 4.900%, due 02/15/12	1,000,000	1,014,801
Total asset-backed securities (cost—$2,423,419)		2,072,076

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[5]		Value
Corporate notes—3.81%
Australia—0.04%
Financial services—0.04%
Westfield Capital/Westfield Financial 4.375%, due 11/15/10[4]		$325,000	$315,965
Bermuda—0.03%
Insurance—0.02%
White Mountains Re Group 6.375%, due 03/20/17[4]		150,000	134,306
Reinsurance—0.01%
Endurance Specialty Holdings 7.000%, due 07/15/34		125,000	104,245
			238,551
Canada—0.27%
Media—0.06%
Thomson Reuters Corp. 6.500%, due 07/15/18		450,000	450,597
Oil & gas—0.15%
Canadian Natural Resources 5.150%, due 02/01/13		250,000	249,276
5.700%, due 05/15/17		225,000	219,211
Encana Corp. 6.500%, due 02/01/38		325,000	312,414
Nexen, Inc. 6.400%, due 05/15/37		225,000	208,451
Transocean, Inc. 6.800%, due 03/15/38		200,000	205,791
			1,195,143
Wireless telecommunication services—0.06%
Rogers Communications, Inc. 6.800%, due 08/15/18		450,000	450,603
			2,096,343
Cayman Islands—0.03%
Special purpose entity—0.03%
Resona Preferred Global Securities 7.191%, due 07/30/15[4,9,10]		275,000	239,401
Denmark—0.05%
Telecommunication services—0.05%
Nordic Telephone Co. Holdings 8.250%, due 05/01/16	EUR	250,000	347,067
Jersey—0.02%
Special purpose entity—0.02%
QBE Capital Funding II LP 6.797%, due 06/01/17[7,8,9,10]		150,000	123,522
Luxembourg—0.23%
Banking-non-US—0.02%
VTB Capital SA 6.609%, due 10/31/12[4]		150,000	145,125
Special purpose entity—0.04%
Hellas Telecom V 8.463%, due 10/15/12[6]	EUR	250,000	345,117

Security description	Face amount[5]		Value
Corporate notes—(continued)
Luxembourg—(concluded)
Steel—0.07%
ArcelorMittal 6.125%, due 06/01/18[4]		$575,000	$552,175
Telephone-integrated—0.10%
Telecom Italia Capital 6.000%, due 09/30/34		200,000	164,711
6.200%, due 07/18/11		325,000	332,977
7.721%, due 06/04/38		275,000	270,703
			768,391
			1,810,808
Netherlands—0.05%
Containers—0.05%
Impress Holdings BV 8.088%, due 09/15/13[6]	EUR	250,000	349,504
United Kingdom—0.23%
Banks—0.16%
HSBC Holdings PLC 6.500%, due 09/15/37		250,000	225,699
JP Morgan Chase London 10.000%, due 05/22/45[6]		680,000	687,871
Royal Bank of Scotland Group PLC 6.990%, due 10/15/17[4,9,10]		150,000	125,027
9.118%, due 03/31/10[9,10]		200,000	200,494
			1,239,091
Special purpose entity—0.02%
Swiss Re Capital I LP 6.854%, due 05/25/16[4,9,10]		175,000	150,030
Telephone-integrated—0.05%
British Telecommunications PLC 9.125%, due 12/15/30[6]		325,000	385,544
			1,774,665
United States—2.86%
Agriculture—0.05%
Cargill, Inc. 5.200%, due 01/22/13[4]		400,000	395,764
Banking-US—0.40%
Bank of America Corp. 5.750%, due 12/01/17		200,000	187,659
8.000%, due 01/30/18[9,10]		600,000	553,500
JP Morgan Chase Bank NA 6.000%, due 10/01/17		250,000	242,762
PNC Bank NA 6.875%, due 04/01/18		250,000	246,484

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[5]	Value
Corporate notes—(continued)
United States—(continued)
Banking-US—(concluded)
Wachovia Corp. MTN 5.500%, due 05/01/13	$125,000	$115,412
Wells Fargo & Co. 4.375%, due 01/31/13	850,000	808,667
5.625%, due 12/11/17	375,000	357,400
Wells Fargo Capital XIII 7.700%, due 03/26/13[9,10]	625,000	592,174
		3,104,058
Cable—0.30%
Comcast Corp. 5.500%, due 03/15/11	225,000	225,077
6.450%, due 03/15/37	200,000	183,114
Comcast Holdings Corp. 10.625%, due 07/15/12	250,000	286,451
COX Communications, Inc. 4.625%, due 01/15/10	400,000	397,293
6.250%, due 06/01/18[7,8]	375,000	369,301
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	250,000	247,187
EchoStar DBS Corp. 7.125%, due 02/01/16	250,000	230,625
Time Warner Cable, Inc. 6.550%, due 05/01/37	425,000	391,307
		2,330,355
Chemicals—0.03%
Ferro Corp. 9.125%, due 01/01/09	250,000	255,893
Defense/aerospace—0.03%
Fiserv, Inc. 6.125%, due 11/20/12	250,000	250,018
Diversified financials—0.08%
ANZ Capital Trust I 4.484%, due 01/15/10[4,9,10]	150,000	145,272
ZFS Finance USA Trust I 6.150%, due 12/15/10[4,6]	550,000	502,641
		647,913
Electric-generation—0.02%
AES Corp. 9.500%, due 06/01/09	125,000	128,125
Electric-integrated—0.19%
Commonwealth Edison Co. 5.800%, due 03/15/18	350,000	340,417
5.900%, due 03/15/36	150,000	134,017
FirstEnergy Corp. 7.375%, due 11/15/31	100,000	106,951
MidAmerican Energy Holdings Co. 5.750%, due 04/01/18[4]	300,000	295,592
6.125%, due 04/01/36	225,000	211,308

Security description	Face amount[5]		Value
Corporate notes—(continued)
United States—(continued)
Electric-integrated—(concluded)
Nevada Power Co. 6.500%, due 05/15/18		$375,000	$379,522
			1,467,807
Financial services—0.76%
Bear Stearns Co., Inc. 6.400%, due 10/02/17		25,000	24,484
7.250%, due 02/01/18		950,000	987,564
Citigroup, Inc. 5.850%, due 07/02/13		500,000	492,658
6.875%, due 03/05/38		650,000	627,301
Countrywide Home Loans MTN 4.125%, due 09/15/09		350,000	340,185
5.625%, due 07/15/09		150,000	147,118
International Lease Finance Corp. MTN 4.950%, due 02/01/11		175,000	161,717
JPMorgan Chase & Co. 7.900%, due 04/30/18[9,10]		625,000	578,137
Lehman Brothers Holdings** 5.375%, due 10/17/12	EUR	300,000	401,774
6.200%, due 09/26/14		150,000	138,042
Lehman Brothers Holdings MTN** 5.625%, due 01/24/13		575,000	537,554
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13		450,000	417,438
6.400%, due 08/28/17		100,000	91,284
Morgan Stanley MTN 5.950%, due 12/28/17		225,000	198,340
6.250%, due 08/28/17		200,000	180,876
6.625%, due 04/01/18		100,000	92,564
SLM Corp. MTN 5.125%, due 08/27/12		425,000	364,624
8.450%, due 06/15/18		125,000	117,975
			5,899,635
Insurance—0.06%
Chubb Corp. 6.500%, due 05/15/38		150,000	142,252
MetLife Capital Trust X 9.250%, due 04/08/33[4,6]		300,000	304,336
			446,588
Medical products—0.02%
HCA, Inc. 9.625%, due 11/15/16		125,000	128,750
Metals—0.02%
Freeport-McMoRan Copper & Gold, Inc. 5.883%, due 04/01/15[6]		125,000	125,602
Multi-line insurance—0.01%
CNA Financial Corp. 7.250%, due 11/15/23		100,000	92,044

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[5]	Value
Corporate notes—(continued)
United States—(continued)
Oil & gas—0.36%
Anadarko Petroleum Corp. 5.950%, due 09/15/16	$200,000	$199,223
Boardwalk Pipelines LP 5.875%, due 11/15/16	225,000	216,080
Energy Transfer Partners 5.950%, due 02/01/15	450,000	448,305
6.700%, due 07/01/18	525,000	529,489
Enterprise Products Operating LLC 6.300%, due 09/15/17	350,000	348,058
6.500%, due 01/31/19	225,000	226,185
ONEOK Partners, LP 6.150%, due 10/01/16	175,000	172,442
6.850%, due 10/15/37	50,000	48,129
Valero Energy Corp. 6.625%, due 06/15/37	225,000	199,936
XTO Energy, Inc. 6.250%, due 08/01/17	375,000	374,232
		2,762,079
Pipelines—0.11%
Tennessee Gas Pipeline 8.375%, due 06/15/32	350,000	383,483
TEPPCO Partners LP 6.650%, due 04/15/18	425,000	428,550
		812,033
Real estate—0.10%
Hospitality Properties Trust 6.700%, due 01/15/18	150,000	122,784
Simon Property Group LP 6.125%, due 05/30/18	725,000	671,641
		794,425
Retail-restaurants—0.03%
Darden Restaurants, Inc. 5.625%, due 10/15/12	225,000	217,689
Road & rail—0.01%
CSX Corp. 6.250%, due 03/15/18	100,000	92,958
Telephone-integrated—0.19%
AT&T, Inc. 6.300%, due 01/15/38	350,000	329,274
Qwest Communications International, Inc. 6.176%, due 02/15/09[6]	250,000	247,500
Sprint Capital Corp. 8.375%, due 03/15/12	325,000	319,312
Verizon Communications, Inc. 6.100%, due 04/15/18	275,000	274,354
6.400%, due 02/15/38	275,000	256,579
		1,427,019

Security description	Face amount[5]		Value
Corporate notes—(concluded)
United States—(concluded)
Tobacco—0.09%
Philip Morris International, Inc. 5.650%, due 05/16/18		$725,000	$702,192
			22,080,947
Total corporate notes (cost—$30,258,766)			29,376,773
Non-US government obligations—0.26%
Hungary—0.09%
Hungary Government Bond 6.000%, due 11/24/23	HUF	126,670,000	724,937
Mexico—0.17%
Mexican Bonos 10.000%, due 12/05/24	MXN	11,760,000	1,264,791
Total non-US government obligations (cost—$2,008,890)			1,989,728
Municipal bonds and notes—0.07%
United States—0.07%
Michigan State University Revenue Series B (AMBAC Insured) 2.423%, due 02/15/37[6] (cost—$491,179)		700,000	505,316
Time deposits—16.04%
ABN Amro Bank, Cayman Islands 2.100%, due 08/01/08		15,264,111	15,264,111
Deutsche Bank AG, Cayman Islands 2.050%, due 08/01/08		21,700,000	21,700,000
Dresdner Bank, Cayman Islands 2.100%, due 08/01/08		21,700,000	21,700,000
J.P. Morgan Chase 2.050%, due 08/01/08		21,700,000	21,700,000
Northern Trust Corp. 1.900%, due 08/01/08		21,700,000	21,700,000
Rabobank Nederland NV 2.180%, due 08/01/08		21,700,000	21,700,000
Total time deposits (cost—$123,764,111)			123,764,111
Short-term US government obligation—2.71%
US Treasury Bills 1.900%, due 12/04/08[11] (cost—$20,866,425)		21,005,000	20,866,425

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Security description	Face amount[5]	Value
Repurchase agreement—21.34%
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $138,075,540 US Treasury Bonds, 4.375% to 7.500% due 11/15/16 to 2/15/38; (value—$167,916,226); proceeds: $164,628,814 (cost—$164,622,000)	$164,622,000	$164,622,000
	Number of contracts
Options*—0.00%
Put options purchased—0.00%
Euro Dollar Options, strike @ $1.295 expires 10/21/08 (cost—$19,231)	92,000	20,392
Total investments before investments sold short (cost—$814,552,577)— 101.79%		785,226,478
	Number of shares
Investments sold short—(12.95)%
Common stocks—(9.43)%
Australia—(0.12)%
Hotels, restaurants & leisure—(0.03)%
Crown Ltd.	(32,415)	(239,473)
Transportation infrastructure—(0.09)%
Macquarie Airports	(264,626)	(699,554)
Transurban Group	(105)	(505)
Total Australia common stocks		(939,532)
Bermuda—(0.10)%
Insurance—(0.10)%
RenaissanceRe Holdings Ltd.	(14,400)	(732,528)
Canada—(0.95)%
Construction & engineering—(0.07)%
SNC-Lavalin Group, Inc.	(9,700)	(527,558)
Energy equipment & services—(0.31)%
Niko Resources Ltd.	(28,700)	(2,369,828)
Industrial conglomerates—(0.06)%
UTS Energy Corp.	(86,100)	(428,839)
Media—(0.14)%
Groupe Aeroplan, Inc.	(76,300)	(1,102,082)
Metals & mining—(0.31)%
Ivanhoe Mines Ltd.	(117,300)	(1,324,272)
Lundin Mining Corp.	(43,700)	(236,862)

Security description	Number of shares	Value
Canada—(concluded)
Metals & mining—(concluded)
Uranium One, Inc.	(231,700)	$(828,187)
Yamana Gold, Inc.	(1,800)	(22,255)
		(2,411,576)
Oil & gas—(0.05)%
OPTI Canada, Inc.	(100)	(1,899)
Trican Well Service Ltd.	(18,500)	(406,514)
		(408,413)
Real estate—(0.01)%
Brookfield Properties Corp.	(4,100)	(77,680)
Specialty retail—(0.00)%
Silver Wheaton Corp.	(2,200)	(28,253)
Textiles & apparel—(0.00)%
Gildan Activewear, Inc.	(100)	(2,543)
Total Canada common stocks		(7,356,772)
Finland—(0.10)%
Insurance—(0.01)%
Sampo Oyj, A Shares	(1,613)	(40,549)
Paper & forest products—(0.09)%
Stora Enso Oyj, R Shares	(76,033)	(685,913)
Total Finland common stocks		(726,462)
France—(0.09)%
Aerospace & defense—(0.06)%
Zodiac SA	(9,943)	(445,698)
Beverages—(0.01)%
Pernod Ricard SA	(982)	(85,406)
Commercial services & supplies—(0.02)%
Societe BIC SA	(2,917)	(148,421)
Total France common stocks		(679,525)
Germany—(0.50)%
Auto components—(0.01)%
Continental AG	(613)	(69,138)
Health care providers & services—(0.10)%
Celesio AG	(24,444)	(799,746)
Industrial conglomerates—(0.01)%
IVG Immobilien AG	(2,948)	(55,945)
Media—(0.06)%
Premiere AG	(27,299)	(492,793)
Semiconductor equipment & products—(0.32)%
Infineon Technologies AG	(321,737)	(2,432,076)
Total Germany common stocks		(3,849,698)
Japan—(1.08)%
Auto components—(0.10)%
NGK Spark Plug Co. Ltd.	(72,000)	(809,226)
Building products—(0.00)%
Nippon Sheet Glass Co. Ltd.	(1,000)	(4,075)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Investments sold short—(continued)
Common stocks—(continued)

Security description	Number of shares	Value
Japan—(concluded)
Diversified financials—(0.16)%
Nomura Holdings, Inc.	(84,100)	$(1,213,171)
Electric utilities—(0.11)%
Hokkaido Electric Power Co., Inc.	(500)	(10,490)
Tokyo Electric Power Co., Inc.	(30,400)	(837,005)
		(847,495)
Electronic equipment & instruments—(0.09)%
Hirose Electric Co. Ltd.	(7,200)	(681,985)
Mabuchi Motor Co. Ltd.	(100)	(5,181)
OMRON Corp.	(100)	(1,745)
		(688,911)
Household durables—(0.02)%
Haseko Corp.	(107,000)	(116,212)
Industrial conglomerates—(0.05)%
AEON Mall Co. Ltd.	(13,200)	(393,066)
Metals & mining—(0.00)%
Mitsui Mining & Smelting Co. Ltd.	(4,000)	(12,136)
Multi-line retail—(0.11)%
Marui Co. Ltd.	(113,100)	(868,269)
Oil & gas—(0.20)%
Nippon Mining Holdings, Inc.	(167,500)	(1,011,188)
Nippon Oil Corp.	(86,000)	(541,024)
		(1,552,212)
Real estate—(0.00)%
Leopalace21 Corp.	(600)	(8,018)
Semiconductor equipment & products—(0.14)%
Advantest. Corp.	(48,500)	(991,447)
Sumco Corp.	(3,000)	(67,624)
		(1,059,071)
Software—(0.10)%
Square Enix Co. Ltd.	(25,300)	(788,327)
Total Japan common stocks		(8,360,189)
Jersey—(0.36)%
Diversified financials—(0.17)%
Experian Group Ltd.	(170,714)	(1,318,223)
Pharmaceuticals—(0.19)%
Shire Ltd.	(88,416)	(1,447,309)
Total Jersey common stocks		(2,765,532)
Netherlands—(0.50)%
Construction materials—(0.10)%
James Hardie Industries NV	(187,430)	(805,920)
Semiconductor equipment & products—(0.40)%
STMicroelectronics NV	(280,298)	(3,087,351)
Total Netherlands common stocks		(3,893,271)

Security description	Number of shares	Value
Sweden—(0.02)%
Metals & mining—(0.02)%
SSAB Svenskt Stal AB,	(6,100)	$(167,826)
Switzerland—(0.44)%
Banks—(0.09)%
Credit Suisse Group AG	(13,237)	(664,521)
Chemicals—(0.35)%
Ciba Holding AG	(25,061)	(651,630)
Givaudan SA	(2,509)	(2,044,104)
		(2,695,734)
Total Switzerland common stocks		(3,360,255)
United Kingdom—(0.77)%
Commercial services—(0.09)%
Rentokil Initial PLC	(494,581)	(653,634)
Electric utilities—(0.20)%
British Energy Group PLC	(108,217)	(1,565,285)
Electronic equipment & instruments—(0.11)%
Premier Farnell PLC	(251,517)	(840,244)
Food & drug retailing—(0.00)%
Cadbury PLC	(99)	(1,169)
Hotels, restaurants & leisure—(0.00)%
Enterprise Inns PLC	(1,970)	(11,989)
Household durables—(0.05)%
Taylor Wimpey PLC	(537,324)	(417,049)
Real estate—(0.08)%
British Land Co. PLC	(42,590)	(588,763)
Software—(0.10)%
Misys PLC	(222,487)	(752,957)
Trading companies & distributors—(0.14)%
Wolseley PLC	(165,463)	(1,111,114)
Total United Kingdom common stocks		(5,942,204)
United States—(4.40)%
Air freight & couriers—(0.34)%
United Parcel Service, Inc., Class B	(41,400)	(2,611,512)
Airlines—(0.03)%
Southwest Airlines Co.	(12,800)	(199,552)
Automobiles—(0.09)%
Harley-Davidson, Inc.	(19,300)	(730,312)
Beverages—(0.07)%
Constellation Brands, Inc., Class A	(20,700)	(445,464)
Dr. Pepper Snapple Group, Inc.	(5,600)	(115,752)
		(561,216)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Investments sold short—(continued)
Common stocks—(concluded)

Security description	Number of shares	Value
United States—(continued)
Biotechnology—(0.56)%
Amylin Pharmaceuticals, Inc.	(87,700)	$(2,766,935)
PDL BioPharma, Inc.	(141,600)	(1,581,672)
		(4,348,607)
Commercial services & supplies—(0.00)%
Equifax, Inc.	(100)	(3,509)
Iron Mountain, Inc.	(500)	(14,500)
		(18,009)
Communications equipment—(0.00)%
Motorola, Inc.	(1,300)	(11,232)
Diversified financials—(0.36)%
Citigroup, Inc.	(93,300)	(1,743,777)
Goldman Sachs Group, Inc.	(100)	(18,404)
Legg Mason, Inc.	(17,600)	(710,160)
Merrill Lynch & Co., Inc.	(11,100)	(295,815)
		(2,768,156)
Diversified telecommunication services—(0.73)%
Embarq Corp.	(11,300)	(517,201)
Liberty Global, Inc.	(112,600)	(3,246,258)
Sprint Nextel Corp.	(229,800)	(1,870,572)
		(5,634,031)
Health care providers & services—(0.18)%
UnitedHealth Group, Inc.	(48,200)	(1,353,456)
Hotels, restaurants & leisure—(0.19)%
Las Vegas Sands Corp.	(22,700)	(1,033,304)
Starbucks Corp.	(100)	(1,469)
Wynn Resorts Ltd.	(4,600)	(448,408)
		(1,483,181)
Household durables—(0.05)%
Black & Decker Corp.	(7,000)	(420,140)
Toll Brothers, Inc.	(100)	(2,009)
		(422,149)
Household products—(0.01)%
Kimberly-Clark Corp.	(1,200)	(69,396)
Insurance—(0.29)%
American International Group, Inc.	(12,100)	(315,205)
Fidelity National Financial, Inc., Class A	(2,300)	(30,728)
W.R. Berkley Corp.	(79,500)	(1,877,790)
		(2,223,723)
Media—(0.15)%
Cablevision Systems Corp., Class A	(38,900)	(944,492)
Washington Post Co., Class B	(400)	(247,300)
		(1,191,792)

Security description	Number of shares	Value
United States—(concluded)
Metals & mining—(0.00)%
Newmont Mining Corp.	(100)	$(4,796)
Multi-line retail—(0.07)%
J.C. Penney Co., Inc.	(9,100)	(280,553)
Macy's, Inc.	(14,200)	(267,102)
		(547,655)
Office electronics—(0.04)%
Xerox Corp.	(21,500)	(293,260)
Oil & gas—(0.27)%
Exterran Holdings, Inc.	(3,200)	(180,608)
Sunoco, Inc.	(34,500)	(1,401,045)
Tesoro Corp.	(31,000)	(478,640)
Valero Energy Corp.	(100)	(3,341)
		(2,063,634)
Paper & forest products—(0.47)%
Weyerhaeuser Co.	(67,400)	(3,603,204)
Pharmaceuticals—(0.00)%
Schering-Plough Corp.	(700)	(14,756)
Real estate—(0.27)%
Forest City Enterprises, Inc., Class A	(80,300)	(2,093,421)
Semiconductor equipment & products—(0.20)%
First Solar, Inc.	(2,900)	(826,819)
Lam Research Corp.	(100)	(3,289)
Micron Technology, Inc.	(150,000)	(724,500)
		(1,554,608)
Specialty retail—(0.02)%
American Eagle Outfitters, Inc.	(9,000)	(126,000)
Limited Brands, Inc.	(100)	(1,649)
		(127,649)
Wireless telecommunication services—(0.01)%
MetroPCS Communications, Inc.	(2,800)	(46,564)
Total United States common stocks		(33,975,871)
Total common stocks (proceeds—$82,014,361)		(72,749,665)
Unit trust—(0.11)%
Canada—(0.11)%
Yellow Pages Income Fund (proceeds—$805,625)	(96,700)	(852,777)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Investments sold short—(concluded)

Security description	Face amount[5]	Value
US government obligations—(3.41)%
US Treasury Inflation Index Bonds (TIPS) 3.625%, due 05/15/13	$(8,860,000)	$(9,008,902)
7.625%, due 02/15/25	(12,775,000)	(17,282,841)
Total US government obligations (proceeds—$25,960,166)		(26,291,743)
Total investments sold short (proceeds—$108,780,152)— (12.94%)		(99,894,185)
Other assets in excess of liabilities—11.16%		86,123,356
Net assets—100.00%		$771,455,649

*  Non-income producing security.

**  Issuer filed for bankruptcy subsequent to July 31, 2008.

1  Security, or portion thereof, pledged as collateral for investments sold short and written options.

2  Security is traded on the London Exchange.

3  Security is traded on the NASDAQ Exchange.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  In US Dollars unless otherwise indicated.

6  Floating rate security. The interest rate shown is the current rate as of July 31, 2008.

7  Illiquid security. These securities represent 0.13% of net assets as of July 31, 2008.

8  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.13% of net assets as of July 31, 2008, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/08	Value as a percentage of net assets
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 3.461%, due 10/25/37	10/05/07	$420,900	0.05%	$357,765	0.04%
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2 3.711%, due 10/25/37	10/05/07	130,000	0.02	71,500	0.01
CIT Mortgage Loan Trust, Series 2007-1, Class 2A3 3.911%, due 10/25/37	10/05/07	230,000	0.03	92,000	0.01
COX Communications, Inc., 6.250%, due 06/01/18	05/29/08	373,535	0.05	369,301	0.05
QBE Capital Funding II LP 6.797%, due 06/01/17	10/09/07	149,413	0.02	123,522	0.02
		$1,303,848	0.17%	$1,014,088	0.13%

9  Variable rate security. The interest rate shown is the current rate as of July 31, 2008, and resets at the next call date.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Rate shown is the discount rate at date of purchase.

ADR  American Depositary Receipt

AMBAC  American Municipal Bond Assurance Corporation

EUR  Euro

FFCB  Federal Farm Credit Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

GMAC  General Motors Acceptance Corporation

HUF  Hungarian Forint

MTN  Medium Term Note

MXN  Mexican Peso

REIT  Real Estate Investment Trust

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options

Number of contracts	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
190	AMEX Natural Gas Index, strike @ $660	08/16/08	$327,421	$8,550	$318,871
300	ISE Reverse Natural Gas, strike @ $172.50	08/16/08	112,776	7,500	105,276
1,210	KBW Bank Index, strike @ $60	08/16/08	589,270	822,800	(233,530)
850	KBW Bank Index, strike @ $70	08/16/08	251,345	123,250	128,095
2,220	KBW Regional Banking Index, strike @ $60	08/16/08	550,050	632,700	(82,650)
135	Morgan Stanley Commodity Index, strike @ $890	08/16/08	444,578	114,750	329,828
1,135	PHLX Housing Sector Index, strike @ $110	08/16/08	724,163	953,400	(229,237)
100	S&P 500 Index, strike @ $1,275	08/16/08	207,300	180,000	27,300
			$3,206,903	$2,842,950	$363,953

Futures contracts

Number of contracts (000)	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
77	CAD	Canada Government Bond 10 Year Futures	September 2008	$8,855,141	$8,913,695	$58,554
105	CAD	S&P/Canada 60 Index Futures	September 2008	17,209,915	16,651,748	(558,167)
324	EUR	CAC 40 10 Euro Index Futures	August 2008	20,722,568	22,255,560	1,532,992
166	EUR	EOE Dutch Stock Index Futures	August 2008	20,046,714	20,611,337	564,623
169	EUR	S&P MIB Index Futures	September 2008	40,574,588	37,578,672	(2,995,916)
495	GBP	FTSE 100 Index Futures	September 2008	55,361,355	53,003,391	(2,357,964)
56	HKD	Hang Seng Stock Index Futures	August 2008	7,945,233	8,173,283	228,050
24	JPY	Japan Government Bond 10 Year Futures	September 2008	29,727,720	30,289,500	561,780
17	USD	90 Day Euro Dollar Futures	September 2008	4,137,414	4,130,575	(6,839)
4	USD	90 Day Euro Dollar Futures	March 2009	967,964	969,150	1,186
26	USD	Federal Funds Futures	August 2008	10,598,898	10,615,891	16,993
77	USD	Federal Funds Futures	September 2008	31,399,488	31,429,743	30,255
126	USD	NASDAQ 100 E Mini Index Futures	September 2008	4,924,604	4,671,450	(253,154)
60	USD	US Treasury Bond 20 Year Futures	September 2008	6,949,475	6,930,000	(19,475)
662	USD	US Treasury Note 2 Year Futures	September 2008	139,803,654	140,344,000	540,346
11	USD	US Treasury Note 5 Year Futures	September 2008	1,225,312	1,224,695	(617)
320	USD	US Treasury Note 10 Year Futures	September 2008	36,523,281	36,745,000	221,719
2	USD	US Treasury Note 10 Year Futures	December 2008	225,352	227,125	1,773
315	USD	Volatility Index Futures	August 2008	7,487,710	7,172,550	(315,160)
				$444,686,386	$441,937,365	$(2,749,021)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Futures contracts (concluded)

Number of contracts (000)	Currency	Sale contracts	Expiration dates	Proceeds	Current value	Unrealized appreciation (depreciation)
323	AUD	Australia Bond 10 Year Futures	September 2008	$29,107,657	$29,920,843	$(813,186)
284	AUD	SPI 200 Futures	September 2008	35,415,224	33,242,602	2,172,622
133	EUR	CAC 40 10 Year Euro Index Futures	August 2008	8,495,239	9,135,770	(640,531)
69	EUR	DAX Index Futures	September 2008	17,360,905	17,561,587	(200,682)
30	EUR	Euro Bund 10 Year Futures	September 2008	5,260,226	5,266,311	(6,085)
99	EUR	IBEX 35 Index Futures	August 2008	17,266,665	18,290,169	(1,023,504)
170	GBP	United Kingdom Treasury Bond Futures	September 2008	35,770,102	36,153,805	(383,703)
266	JPY	TOPIX Index Futures	September 2008	32,257,163	32,030,253	226,910
587	SEK	OMX Stock Index Futures	August 2008	7,903,542	8,455,760	(552,218)
38	USD	Russell E-Mini 2000 Futures	September 2008	2,779,820	2,718,900	60,920
627	USD	S&P Mini 500 Index Futures	September 2008	40,353,651	39,723,585	630,066
511	USD	US Treasury Note 10 Year Futures	September 2008	58,091,178	58,677,172	(585,994)
				$290,061,372	$291,176,757	(1,115,385)
						$(3,864,406)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Argentine Peso	5,796,000	USD	1,855,314	09/12/08	$(23,819)
Australian Dollar	7,689,000	USD	7,256,880	09/17/08	63,479
Australian Dollar	4,534,000	USD	4,252,795	09/17/08	11,036
Australian Dollar	4,532,000	USD	4,341,047	09/17/08	101,160
Australian Dollar	23,377,140	USD	22,023,000	09/17/08	152,645
Australian Dollar	26,000,000	USD	24,536,720	09/17/08	212,562
Brazilian Real	1,124,704	USD	648,394	08/04/08	(68,896)
Brazilian Real	3,100,000	USD	1,849,092	09/17/08	(105,299)
Brazilian Real	1,540,000	USD	922,156	09/17/08	(48,735)
Brazilian Real	1,124,704	USD	698,617	11/04/08	(2,110)
Canadian Dollar	15,591,000	USD	15,335,686	09/17/08	118,650
Canadian Dollar	1,920,000	USD	1,882,501	09/17/08	8,553
Canadian Dollar	15,434,649	USD	15,185,749	09/17/08	121,314
Canadian Dollar	70,000,000	USD	68,714,354	09/17/08	393,365
Czech Koruna	62,046,000	USD	4,078,835	09/17/08	44,403
Euro	1,953,148	USD	3,059,414	08/11/08	14,543
Euro	3,023,000	USD	4,708,603	09/17/08	5,318
Euro	1,806,000	USD	2,811,749	09/17/08	1,914

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts (continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	2,671,000	USD	4,136,634	09/17/08	$(18,998)
Euro	4,643,000	USD	7,134,344	09/17/08	(89,391)
Euro	31,933,604	USD	49,640,498	09/17/08	(42,876)
Euro	5,453,000	USD	8,466,919	09/17/08	(17,042)
Great Britain Pound	529,322	USD	1,043,278	08/21/08	(4,281)
Great Britain Pound	1,100,000	USD	2,182,038	09/17/08	9,604
Great Britain Pound	1,491,000	USD	2,953,829	09/17/08	9,193
Great Britain Pound	7,882,000	USD	15,530,717	09/17/08	(35,758)
Great Britain Pound	7,569,000	USD	14,946,890	09/17/08	(1,429)
Great Britain Pound	18,362,960	USD	35,813,917	09/17/08	(451,822)
Great Britain Pound	210,000	USD	418,803	09/17/08	4,066
Hungarian Forint	100,706,107	USD	606,846	08/15/08	(62,958)
Hungarian Forint	589,314,000	USD	3,789,296	09/17/08	(110,363)
Hungarian Forint	298,013,000	USD	1,827,160	09/17/08	(144,877)
Indian Rupee	108,750,000	USD	2,518,527	08/22/08	(25,347)
Indian Rupee	51,700,000	USD	1,211,624	08/22/08	2,261
Indonesian Rupiah	2,919,000,000	USD	318,390	08/22/08	(1,321)
Israeli Shekel	4,710,000	USD	1,403,038	09/17/08	62,759
Japanese Yen	28,589,627	USD	266,148	08/29/08	714
Japanese Yen	305,677,000	USD	2,884,819	09/17/08	43,510
Japanese Yen	203,060,000	USD	1,908,369	09/17/08	20,899
Japanese Yen	133,100,000	USD	1,271,713	09/17/08	34,530
Japanese Yen	1,125,515,000	USD	10,629,571	09/17/08	167,755
Japanese Yen	3,811,711,756	USD	35,713,899	09/17/08	283,517
Malaysian Ringgit	10,190,000	USD	3,126,246	09/17/08	(2,784)
Malaysian Ringgit	44,800,000	USD	13,681,185	09/17/08	(75,494)
Mexican Peso	19,900,000	USD	1,940,154	09/17/08	(27,514)
Mexican Peso	12,051,345	USD	1,184,491	10/17/08	(1,578)
New Zealand Dollar	9,958,000	USD	7,504,005	09/17/08	252,048
New Zealand Dollar	16,678,000	USD	12,529,855	09/17/08	384,029
New Zealand Dollar	1,215,000	USD	913,966	09/17/08	29,137
New Zealand Dollar	19,201,529	USD	14,447,198	09/17/08	463,601
New Zealand Dollar	40,258,000	USD	29,926,725	09/17/08	608,662
Norwegian Krone	6,970,000	USD	1,342,062	09/17/08	(11,988)
Norwegian Krone	31,560,000	USD	6,091,292	09/17/08	(39,816)
Norwegian Krone	43,045,000	USD	8,404,964	09/17/08	42,684
Philippine Peso	414,110,000	USD	9,351,022	08/22/08	(15,624)
Polish Zloty	1,707,000	USD	782,669	09/17/08	(40,485)
Polish Zloty	12,910,000	USD	6,046,065	09/17/08	(179,424)
Romanian Leu	24,233,000	USD	10,152,572	09/17/08	(462,857)
Russian Ruble	203,010,000	USD	8,627,934	09/17/08	(20,186)
Singapore Dollar	1,130,000	USD	827,894	09/17/08	(546)
Singapore Dollar	2,540,000	USD	1,877,462	09/17/08	15,306
Singapore Dollar	11,217,000	USD	8,239,541	09/17/08	15,994
South African Rand	39,849,000	USD	4,907,458	09/17/08	(455,727)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts (continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
South African Rand	7,558,000	USD	916,332	09/17/08	$(100,882)
South African Rand	2,870,000	USD	347,921	09/17/08	(38,346)
South African Rand	44,573,000	USD	5,551,273	09/17/08	(447,704)
South Korean Won	6,197,396,000	USD	6,175,781	08/14/08	55,588
South Korean Won	6,650,206,000	USD	6,469,452	09/17/08	(88,516)
Swedish Krona	2,140,000	USD	355,211	09/17/08	2,722
Swedish Krona	24,690,000	USD	4,063,459	09/17/08	(3,337)
Swedish Krona	31,000,000	USD	5,132,084	09/17/08	25,941
Swedish Krona	9,370,000	USD	1,554,245	09/17/08	10,872
Swedish Krona	2,220,000	USD	371,129	09/17/08	5,463
Swedish Krona	3,851,000	USD	634,442	09/19/08	205
Swiss Franc	1,930,000	USD	1,872,828	09/17/08	29,433
Swiss Franc	8,455,000	USD	8,064,562	09/17/08	(11,039)
Swiss Franc	10,709,000	USD	10,346,235	09/17/08	117,778
Swiss Franc	6,879,000	USD	6,686,515	09/17/08	116,195
Swiss Franc	26,365,057	USD	25,410,724	09/17/08	228,742
Swiss Franc	65,610,000	USD	63,568,922	09/17/08	903,028
Taiwan Dollar	211,390,000	USD	7,058,809	12/17/08	122,062
Turkish Lira	2,483,000	USD	1,927,615	09/17/08	(168,186)
Turkish Lira	2,311,000	USD	1,800,906	09/17/08	(149,717)
Turkish Lira	2,340,000	USD	1,788,037	09/17/08	(187,064)
United States Dollar	1,297,799	AED	4,687,000	06/04/09	(9,530)
United States Dollar	5,976,075	AUD	6,325,000	09/17/08	(58,756)
United States Dollar	6,991,132	AUD	7,385,000	09/17/08	(82,135)
United States Dollar	1,292,492	AUD	1,355,000	09/17/08	(24,829)
United States Dollar	15,087,807	AUD	15,831,075	09/17/08	(277,131)
United States Dollar	68,549,575	AUD	73,355,000	09/17/08	77,294
United States Dollar	1,846,659	BRL	3,095,000	09/12/08	107,033
United States Dollar	938,064	BRL	1,560,000	09/17/08	45,436
United States Dollar	2,252,101	BRL	3,764,000	09/17/08	120,908
United States Dollar	1,313,068	BRL	2,095,000	09/17/08	7,722
United States Dollar	6,267,551	CAD	6,370,000	09/17/08	(50,341)
United States Dollar	1,011,869	CAD	1,035,000	09/17/08	(1,694)
United States Dollar	415,420	CAD	425,000	09/17/08	(614)
United States Dollar	32,318,579	CAD	32,919,634	09/17/08	(188,550)
United States Dollar	23,478,542	CAD	24,000,000	09/17/08	(54,203)
United States Dollar	85,419	CAD	86,273	10/15/08	(1,240)
United States Dollar	1,876,974	CHF	1,955,000	09/17/08	(9,701)
United States Dollar	6,996,842	CHF	7,148,000	09/17/08	(169,593)
United States Dollar	8,451,783	CHF	8,717,000	09/17/08	(125,939)
United States Dollar	5,789,132	CHF	5,976,000	09/17/08	(81,292)
United States Dollar	26,562,408	CHF	27,328,001	09/17/08	(460,692)
United States Dollar	8,317,518	CHF	8,600,000	09/17/08	(103,425)
United States Dollar	1,874,721	CLP	937,889,000	08/22/08	(18,932)
United States Dollar	1,764,663	CNY	12,140,000	09/17/08	19,031

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts (continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	2,285,780	COP	4,068,006,000	08/22/08	$(28,855)
United States Dollar	4,313,443	CZK	67,872,000	09/17/08	99,814
United States Dollar	1,880,389	EGP	10,140,000	10/09/08	18,998
United States Dollar	392,393	EUR	250,091	08/11/08	(2,512)
United States Dollar	4,120,473	EUR	2,665,000	09/17/08	25,824
United States Dollar	1,900,129	EUR	1,230,000	09/17/08	13,547
United States Dollar	8,852,303	EUR	5,672,000	09/17/08	(27,615)
United States Dollar	6,861,600	EUR	4,369,000	09/17/08	(64,163)
United States Dollar	51,931,469	EUR	32,987,502	09/17/08	(608,405)
United States Dollar	25,283,156	EUR	16,266,000	09/17/08	24,033
United States Dollar	1,356,661	GBP	695,789	08/21/08	20,345
United States Dollar	1,879,014	GBP	965,000	09/17/08	26,803
United States Dollar	943,801	GBP	473,000	09/17/08	(9,654)
United States Dollar	10,000,398	GBP	5,081,000	09/17/08	34,271
United States Dollar	11,104,388	GBP	5,595,000	09/17/08	(54,600)
United States Dollar	10,473,581	GBP	5,340,225	09/17/08	73,043
United States Dollar	43,901,968	GBP	22,095,000	09/17/08	544,326
United States Dollar	2,513,430	GBP	1,284,000	09/17/08	22,393
United States Dollar	690,389	HUF	100,706,107	08/15/08	(20,585)
United States Dollar	3,810,453	HUF	589,980,000	09/17/08	93,613
United States Dollar	1,256,319	HUF	201,952,000	09/17/08	80,055
United States Dollar	799,193	HUF	129,789,000	09/17/08	59,657
United States Dollar	1,106,292	IDR	10,043,082,000	08/22/08	(6,299)
United States Dollar	2,949,093	ILS	10,080,000	09/17/08	(80,723)
United States Dollar	9,767,613	INR	421,615,000	08/22/08	94,782
United States Dollar	8,564,926	JPY	904,519,000	09/17/08	(157,298)
United States Dollar	3,254,504	JPY	341,028,000	09/17/08	(84,602)
United States Dollar	9,904,945	JPY	1,052,357,000	09/17/08	(123,143)
United States Dollar	29,621,081	JPY	3,140,981,857	09/17/08	(425,225)
United States Dollar	4,567,765	JPY	490,000,000	09/17/08	(13,148)
United States Dollar	3,857,832	KRW	3,955,040,000	09/17/08	42,351
United States Dollar	908,423	MXN	9,523,000	09/17/08	33,190
United States Dollar	9,095,791	MXN	94,048,000	09/17/08	203,466
United States Dollar	1,888,770	MXN	19,460,000	09/17/08	35,391
United States Dollar	2,030,986	MYR	6,620,000	09/17/08	1,809
United States Dollar	17,884,357	MYR	58,185,000	09/17/08	(17,563)
United States Dollar	1,350,145	NOK	6,960,000	09/17/08	1,962
United States Dollar	5,183,800	NOK	27,096,000	09/17/08	80,094
United States Dollar	12,245,003	NOK	63,395,000	09/17/08	70,637
United States Dollar	13,488,919	NOK	69,899,085	09/17/08	90,258
United States Dollar	72,161,440	NOK	374,720,000	09/17/08	634,780
United States Dollar	315,989	NOK	1,620,000	09/17/08	(1,274)
United States Dollar	6,654,137	NZD	8,942,000	09/17/08	(142,087)
United States Dollar	5,122,333	NZD	6,813,000	09/17/08	(160,736)
United States Dollar	7,005,586	NZD	9,293,000	09/17/08	(237,919)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Forward foreign currency contracts (concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	7,396,000	NZD	9,646,411	09/17/08	$(370,959)
United States Dollar	376,353	NZD	495,000	09/17/08	(15,868)
United States Dollar	1,988,335	PEN	5,625,000	09/17/08	11,751
United States Dollar	3,096,625	PHP	140,370,000	08/22/08	78,368
United States Dollar	4,010,516	PLN	8,695,000	09/17/08	182,407
United States Dollar	1,843,745	PLN	4,100,000	09/17/08	133,366
United States Dollar	8,520,923	RON	19,968,000	09/17/08	226,194
United States Dollar	9,413,657	RUB	222,173,000	09/17/08	50,796
United States Dollar	1,287,944	SAR	4,786,000	06/04/09	(6,370)
United States Dollar	858,164	SEK	5,210,000	09/17/08	(3)
United States Dollar	3,254,229	SEK	19,620,000	09/17/08	(22,535)
United States Dollar	2,606,660	SEK	15,872,000	09/17/08	7,685
United States Dollar	2,797,625	SEK	17,150,000	09/17/08	27,225
United States Dollar	715,511	SEK	4,300,000	09/17/08	(7,239)
United States Dollar	381,766	SEK	2,300,000	09/17/08	(2,923)
United States Dollar	1,633,520	SGD	2,220,000	09/17/08	(5,965)
United States Dollar	990,880	SGD	1,357,000	09/17/08	3,981
United States Dollar	21,688,993	SGD	29,501,000	09/17/08	(60,852)
United States Dollar	282,213	SGD	385,000	09/17/08	43
United States Dollar	1,856,445	TRY	2,350,000	09/17/08	127,096
United States Dollar	1,943,502	TRY	2,361,000	09/17/08	49,324
United States Dollar	1,202,860	TRY	1,531,000	09/17/08	89,396
United States Dollar	1,858,634	TRY	2,360,000	09/17/08	133,348
United States Dollar	2,592,881	TWD	78,817,000	08/22/08	(22,151)
United States Dollar	7,088,099	TWD	211,390,000	12/17/08	(151,351)
United States Dollar	7,405,175	ZAR	59,144,000	09/17/08	554,880
United States Dollar	914,112	ZAR	7,563,000	09/17/08	103,774
United States Dollar	2,798,188	ZAR	22,850,000	09/17/08	277,141
					$1,741,526

Currency type abbreviations:

AED  United Arab Emirates Dieham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Columbian Peso

CZK  Czech Koruna

EGP  Egyptian Pound

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2008

Currency type abbreviations (concluded)

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nouveau Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SAR  Saudi Arabian Riyal

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2008 to July 31, 2008.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Please note that the UBS PACE Alternative Strategies Investment Class Y shares re-commenced investment operations on July 23, 2008; therefore, "Actual expense paid during the period" reflects activity from the re-commenced investment operations date to July 31, 2008 for this share class.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2008	Ending account value July 31, 2008	Expenses paid during period[1] 02/01/08 to 07/31/08	Expense ratio during the period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,011.70	$3.00	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.02	0.60
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	989.20	5.29	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.37	1.07
Class B	Actual	1,000.00	985.60	8.99	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.81	9.12	1.82
Class C	Actual	1,000.00	987.40	7.76	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.87	1.57
Class Y	Actual	1,000.00	990.70	4.31	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.54	4.37	0.87
Class P	Actual	1,000.00	991.10	4.06	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.79	4.12	0.82
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	985.00	4.59	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
Class B	Actual	1,000.00	981.30	8.28	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.51	8.42	1.68
Class C	Actual	1,000.00	981.80	7.05	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.17	1.43
Class Y	Actual	1,000.00	985.40	3.36	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
Class P	Actual	1,000.00	985.40	3.36	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2008	Ending account value July 31, 2008	Expenses paid during period[1] 02/01/08 to 07/31/08	Expense ratio during the period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$985.00	$5.23	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.32	1.06
Class B	Actual	1,000.00	982.00	8.92	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.86	9.07	1.81
Class C	Actual	1,000.00	982.50	7.69	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	7.82	1.56
Class Y	Actual	1,000.00	986.40	3.90	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	3.97	0.79
Class P	Actual	1,000.00	986.20	4.00	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.84	4.07	0.81
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	985.20	4.59	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
Class B	Actual	1,000.00	981.70	8.28	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.51	8.42	1.68
Class C	Actual	1,000.00	983.50	7.05	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.17	1.43
Class Y	Actual	1,000.00	986.40	3.36	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
Class P	Actual	1,000.00	987.20	3.36	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,013.20	6.26	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
Class B	Actual	1,000.00	1,008.40	9.99	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00
Class C	Actual	1,000.00	1,010.70	8.75	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.16	8.77	1.75
Class Y	Actual	1,000.00	1,013.90	4.71	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.72	0.94
Class P	Actual	1,000.00	1,013.60	5.01	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2008	Ending account value July 31, 2008	Expenses paid during period[1] 02/01/08 to 07/31/08	Expense ratio during the period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$986.50	$6.67	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.77	1.35
Class P	Actual	1,000.00	987.60	5.44	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.52	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	885.30	5.25	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	5.62	1.12
Class B	Actual	1,000.00	881.70	9.45	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.82	10.12	2.02
Class C	Actual	1,000.00	882.00	8.89	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.52	1.90
Class Y	Actual	1,000.00	887.20	3.71	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	3.97	0.79
Class P	Actual	1,000.00	886.30	4.13	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.49	4.42	0.88
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	960.30	5.85	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class B	Actual	1,000.00	955.90	9.97	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.67	10.27	2.05
Class C	Actual	1,000.00	956.00	9.92	2.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.72	10.22	2.04
Class Y	Actual	1,000.00	962.10	4.10	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.22	0.84
Class P	Actual	1,000.00	961.40	4.54	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2008	Ending account value July 31, 2008	Expenses paid during period[1] 02/01/08 to 07/31/08	Expense ratio during the period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$943.80	$6.33	1.31%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.57	1.31
Class B	Actual	1,000.00	939.80	10.42	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	10.82	2.16
Class C	Actual	1,000.00	940.10	9.99	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.57	10.37	2.07
Class Y	Actual	1,000.00	945.70	4.69	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.04	4.87	0.97
Class P	Actual	1,000.00	944.70	5.61	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	5.82	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	961.70	6.49	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.67	1.33
Class B	Actual	1,000.00	957.70	10.37	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.27	10.67	2.13
Class C	Actual	1,000.00	958.00	10.22	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.42	10.52	2.10
Class Y	Actual	1,000.00	962.80	4.73	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.04	4.87	0.97
Class P	Actual	1,000.00	962.50	5.51	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.67	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	930.90	6.67	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	6.97	1.39
Class B	Actual	1,000.00	926.10	11.49	2.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.93	12.01	2.40
Class C	Actual	1,000.00	927.20	10.54	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.92	11.02	2.20
Class Y	Actual	1,000.00	932.70	5.00	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.22	1.04
Class P	Actual	1,000.00	931.90	5.52	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2008	Ending account value July 31, 2008	Expenses paid during period[1] 02/01/08 to 07/31/08	Expense ratio during the period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$975.40	$9.23	1.88%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.51	9.42	1.88
Class B	Actual	1,000.00	971.60	13.38	2.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.29	13.65	2.73
Class C	Actual	1,000.00	971.60	12.79	2.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.88	13.06	2.61
Class Y	Actual	1,000.00	977.30	7.47	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.30	7.62	1.52
Class P	Actual	1,000.00	976.20	8.80	1.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.96	8.97	1.79
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	889.50	6.81	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.27	1.45
Class C	Actual	1,000.00	885.90	10.32	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.92	11.02	2.20
Class P	Actual	1,000.00	889.80	5.64	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	979.40	12.25	2.49
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.48	12.46	2.49
Class B	Actual	1,000.00	975.50	16.01	3.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.65	16.28	3.26
Class C	Actual	1,000.00	974.60	15.81	3.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.85	16.08	3.22
Class Y2	Actual	1,000.00	999.00	0.62	2.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.33	12.61	2.52
Class P	Actual	1,000.00	980.40	10.88	2.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.87	11.07	2.21

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

2  This share class re-commenced investment operations on July 23, 2008. Actual expense is equal to the share class's annualized net expense ratio from the re-commenced investment operations date for the share class, multiplied by the average account value over the period, multiplied by 9 divided by 366 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the share class was in effect for the entire six-month period ended July 31, 2008. Thus, the hypothetical expense is equal to the share class's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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UBS PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2008

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost – $448,710,514; $926,827,548; $514,754,844; $841,171,121; $341,576,109; $595,514,095; $144,736,021, respectively)[1]	$448,710,514	$917,552,008		$505,845,448	$805,506,893
Investment in an affiliated security, at value (cost – $0; $0; $1,287,062; $4,558,411; $0; $0; $296,274, respectively)	—	—		1,287,062	4,558,411
Repurchase agreement, at value (cost – $80,116,000; $8,476,000; $309,000; $30,757,000; $0; $39,599,000; $7,641,000, respectively)	80,116,000	8,476,000		309,000	30,757,000
Total investments in securities, at value (cost – $528,826,514; $935,303,548; $516,350,906; $876,486,532; $341,576,109; $635,113,095; $152,673,295, respectively)	$528,826,514	$926,028,008		$507,441,510	$840,822,304
Cash	150	1,160,000	[2]	610	7,460,405	[2]
Foreign currency, at value (cost – $0; $0; $27; $13,123,975; $0; $3,683,069; $726,535, respectively)	—	—		27	13,399,765
Receivable from affiliates	76,986	—		—	—
Receivable for investments sold	—	436,718,729		37,001,394	80,651,453
Receivable for shares of beneficial interest sold	1,241,681	1,363,587		703,424	1,033,143
Receivable for interest	1,263,831	3,091,890		3,526,509	6,947,957
Swap contracts, at value[3]	—	93,355		—	9,239,669
Due from broker	—	10,552		—	402,481
Unrealized appreciation on forward foreign currency contracts	—	—		21,914	1,005,318
Receivable for variation margin	—	119,400		313,703	2,874,782
Receivable for foreign tax reclaims	—	—		10,070	93,385
Other assets	32,271	41,204		38,345	44,372
Total assets	531,441,433	1,368,626,725		549,057,506	963,975,034
Liabilities:
Payable for investments purchased	5,000,000	612,845,093		70,696,612	42,963,662
Payable for shares of beneficial interest repurchased	2,103,060	1,320,157		1,310,521	1,802,488
Dividends payable to shareholders	460,769	—		—	—
Payable to custodian	6,440	3,069,237		15,731	27,989
Investments sold short, at value (proceeds – $0; $64,234,359; $15,311,188; $76,562,687; $0; $0; $0, respectively)	—	64,398,847		15,298,747	76,267,814
Swap contracts, at value[3]	—	1,350,190		—	10,059,298
Payable to affiliates	—	364,937		196,346	358,754
Due to broker	—	18,333		—	234,614
Payable for cash collateral from securities loaned	—	—		5,152,366	5,990,934
Payable for foreign withholding taxes	—	—		3,685	—
Options written, at value (premiums received – $0; $0; $0; $3,401,543; $0; $0; $0, respectively)	—	—		—	2,549,603
Unrealized depreciation on forward foreign currency contracts	—	—		—	2,091,816
Accrued expenses and other liabilities	628,468	334,360		201,921	402,032
Total liabilities	8,198,737	683,701,154		92,875,929	142,749,004

1 Includes $0; $0; $4,972,265; $4,337,582; $0; $0; $295,000, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $1,160,000; $7,460,200 and $11,242,998 delivered to broker as initial margin for futures contracts for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments, respectively.

3 Includes net upfront payments received by UBS PACE Government Securities Fixed Income Investments of $1,173,688 and net upfront payments made by UBS PACE Strategic Fixed Income Investments of $63,235.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost – $448,710,514; $926,827,548; $514,754,844; $841,171,121; $341,576,109; $595,514,095; $144,736,021, respectively)[1]	$338,557,034	$625,961,747		$135,884,290
Investment in an affiliated security, at value (cost – $0; $0; $1,287,062; $4,558,411; $0; $0; $296,274, respectively)	—	—		296,274
Repurchase agreement, at value (cost – $80,116,000; $8,476,000; $309,000; $30,757,000; $0; $39,599,000; $7,641,000, respectively)	—	39,599,000		7,641,000
Total investments in securities, at value (cost – $528,826,514; $935,303,548; $516,350,906; $876,486,532; $341,576,109; $635,113,095; $152,673,295, respectively)	$338,557,034	$665,560,747		$143,821,564
Cash	25,046	11,243,209	[2]	750
Foreign currency, at value (cost – $0; $0; $27; $13,123,975; $0; $3,683,069; $726,535, respectively)	—	3,683,545		726,350
Receivable from affiliates	—	—		—
Receivable for investments sold	1,110,726	739,140		928,561
Receivable for shares of beneficial interest sold	314,092	579,538		463,425
Receivable for interest	4,132,885	9,420,719		2,632,748
Swap contracts, at value[3]	—	—		—
Due from broker	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	3,938,800		98,783
Receivable for variation margin	—	1,020,684		—
Receivable for foreign tax reclaims	—	66,203		—
Other assets	34,627	43,706		32,914
Total assets	344,174,410	696,296,291		148,705,095
Liabilities:
Payable for investments purchased	—	14,487,389		2,765,273
Payable for shares of beneficial interest repurchased	559,294	1,073,063		261,863
Dividends payable to shareholders	—	—		—
Payable to custodian	11,715	57,191		7,291
Investments sold short, at value (proceeds – $0; $64,234,359; $15,311,188; $76,562,687; $0; $0; $0, respectively)	—	—		—
Swap contracts, at value[3]	—	—		—
Payable to affiliates	151,411	349,186		39,752
Due to broker	—	—		—
Payable for cash collateral from securities loaned	—	—		319,730
Payable for foreign withholding taxes	—	18,735		—
Options written, at value (premiums received – $0; $0; $0; $3,401,543; $0; $0; $0, respectively)	—	—		—
Unrealized depreciation on forward foreign currency contracts	—	9,091,997		—
Accrued expenses and other liabilities	144,710	418,782		144,431
Total liabilities	867,130	25,496,343		3,538,340

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2008

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$523,200,626	$695,699,805	$480,352,705	$815,275,991
Accumulated undistributed (distributions in excess of) net investment income	—	1,125,269	(82,298)	2,271,040
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	42,070	(2,892,328)	(15,263,323)	36,928,380
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	—	(9,007,175)	(8,825,507)	(33,249,381)
Net assets	$523,242,696	$684,925,571	$456,181,577	$821,226,030
Class A:
Net assets	$—	$91,614,392	$46,257,389	$27,180,441
Shares outstanding	—	7,121,191	4,019,847	1,977,019
Net asset value per share	$—	$12.87	$11.51	$13.75
Maximum offering price per share	$—	$13.48	$12.05	$14.40
Class B:
Net assets	$—	$768,804	$165,966	$142,382
Shares outstanding	—	59,736	14,397	10,357
Net asset value and offering price per share	$—	$12.87	$11.53	$13.75
Class C:
Net assets	$—	$24,535,949	$3,992,206	$5,591,743
Shares outstanding	—	1,905,641	346,545	406,587
Net asset value and offering price per share	$—	$12.88	$11.52	$13.75
Class Y:
Net assets	$—	$25,669,306	$1,358,810	$3,044,756
Shares outstanding	—	1,994,739	118,025	221,524
Net asset value, offering price and redemption value per share[1]	$—	$12.87	$11.51	$13.74
Class P:
Net assets	$523,242,696	$542,337,120	$404,407,206	$785,266,708
Shares outstanding	523,200,787	42,137,000	35,132,557	57,145,803
Net asset value, offering price and redemption value per share[1]	$1.00	$12.87	$11.51	$13.74

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$348,383,517	$640,065,510	$157,580,310
Accumulated undistributed (distributions in excess of) net investment income	—	13,367,564	(435,085)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(2,057,162)	(9,037,353)	(3,224,811)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	(3,019,075)	26,404,227	(8,753,659)
Net assets	$343,307,280	$670,799,948	$145,166,755
Class A:
Net assets	$87,036,434	$118,783,902	$2,181,291
Shares outstanding	7,160,646	10,028,233	241,369
Net asset value per share	$12.15	$11.84	$9.04
Maximum offering price per share	$12.72	$12.40	$9.47
Class B:
Net assets	$196,403	$505,072	$—
Shares outstanding	16,149	42,537	—
Net asset value and offering price per share	$12.16	$11.87	$—
Class C:
Net assets	$13,905,485	$7,161,073	$—
Shares outstanding	1,143,913	604,503	—
Net asset value and offering price per share	$12.16	$11.85	$—
Class Y:
Net assets	$135,985	$10,252,595	$—
Shares outstanding	11,181	866,929	—
Net asset value, offering price and redemption value per share[1]	$12.16	$11.83	$—
Class P:
Net assets	$242,032,973	$534,097,306	$142,985,464
Shares outstanding	19,907,108	45,099,568	15,810,642
Net asset value, offering price and redemption value per share[1]	$12.16	$11.84	$9.04

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2008

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,584,656,390; $1,339,189,853; $549,797,420; $491,693,446; $1,211,312,668; $382,657,701; $87,780,152; $649,930,577, respectively)[1]	$1,444,482,166	$1,343,281,389	$511,816,627	$499,545,340
Investment in an affiliated security, at value (cost – $53,422,826; $11,316,943; $75,003,218; $57,474,628; $10,293,589; $6,385,235; $1,692,918; $0, respectively)	53,422,826	11,316,943	75,003,218	57,474,628
Repurchase agreement, at value (cost – $16,747,000; $42,557,000; $3,257,000; $27,657,000; $4,398,000; $1,589,000; $1,789,000; $164,622,000, respectively)	16,747,000	42,557,000	3,257,000	27,657,000
Total investments in securities, at value (cost – $1,654,826,216; $1,393,063,796; $628,057,638; $576,825,074; $1,226,004,257; $390,631,936; $91,262,070; $814,552,577, respectively)	$1,514,651,992	$1,397,155,332	$590,076,845	$584,676,968
Cash	838	—	1,354,633	94,086
Foreign currency, at value (cost – $0; $0; $0; $0; $242,525; $1,937,609; $42,678; $4,165,537, respectively)	—	—	—	—
Receivable from affiliates	—	—	—	—
Receivable for investments sold	30,334,417	6,693,636	8,426,909	8,116,195
Receivable for shares of beneficial interest sold	1,361,956	1,305,394	442,269	429,769
Receivable for dividends and interest	3,105,062	980,667	217,454	171,231
Swap contracts, at value[4]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	—	—	—	—
Other assets	67,129	64,293	38,543	40,039
Total assets	1,549,521,394	1,406,199,322	600,556,653	593,528,288
Liabilities:
Payable for cash collateral from securities loaned	85,385,400	60,748,934	116,919,201	72,031,563
Payable for investments purchased	23,171,437	2,699,732	2,919,592	11,332,103
Payable for shares of beneficial interest repurchased	2,173,534	2,054,805	813,259	791,344
Payable to affiliates	969,565	858,624	312,095	330,784
Payable to custodian	48,279	1,754,645	15,782	17,285
Payable for foreign withholding taxes	—	722	598	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $0; $108,780,152, respectively)	—	—	—	—
Swap contracts, at value[4]	—	—	—	—
Options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $0; $3,206,903, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for variation margin	—	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—	—
Accrued expenses and other liabilities	533,919	494,996	396,180	393,397
Total liabilities	112,282,134	68,612,458	121,376,707	84,896,476

1 Includes $78,303,998; $56,930,427; $111,351,158; $68,175,335; $17,240,071; $27,983,592; $5,185,996; $0, respectively of investments in securities on loan, at value.

2 Represents restricted cash of $261,000 delivered to broker as initial margin for futures contracts for UBS PACE International Equity Investments.

3 Represents restricted cash of $83,189,984 delivered to broker as initial margin for investments sold short, futures contracts and swaps for UBS PACE Alternative Strategies Investments.

4 Includes net upfront payments received by UBS PACE Alternative Strategies Investments of $515,412.

See accompanying notes to financial statements

	UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,584,656,390; $1,339,189,853; $549,797,420; $491,693,446; $1,211,312,668; $382,657,701; $87,780,152; $649,930,577, respectively)[1]	$1,222,049,499		$421,979,917	$76,856,811	$620,604,478
Investment in an affiliated security, at value (cost – $53,422,826; $11,316,943; $75,003,218; $57,474,628; $10,293,589; $6,385,235; $1,692,918; $0, respectively)	10,293,589		6,385,235	1,692,918	—
Repurchase agreement, at value (cost – $16,747,000; $42,557,000; $3,257,000; $27,657,000; $4,398,000; $1,589,000; $1,789,000; $164,622,000, respectively)	4,398,000		1,589,000	1,789,000	164,622,000
Total investments in securities, at value (cost – $1,654,826,216; $1,393,063,796; $628,057,638; $576,825,074; $1,226,004,257; $390,631,936; $91,262,070; $814,552,577, respectively)	$1,236,741,088		$429,954,152	$80,338,729	$785,226,478
Cash	261,000	[2]	348	243	83,189,984	[3]
Foreign currency, at value (cost – $0; $0; $0; $0; $242,525; $1,937,609; $42,678; $4,165,537, respectively)	241,283		1,920,654	43,403	4,165,625
Receivable from affiliates	—		—	17,713	—
Receivable for investments sold	9,325,082		3,803,229	2,755,908	333,372,337
Receivable for shares of beneficial interest sold	1,250,950		275,803	321,279	1,895,674
Receivable for dividends and interest	1,692,836		2,003,579	428,834	1,587,785
Swap contracts, at value[4]	—		—	—	9,093,589
Due from broker	—		—	—	315,848
Unrealized appreciation on forward foreign currency contracts	382,911		—	—	10,176,881
Receivable for variation margin	12,593		—	—	—
Receivable for foreign tax reclaims	532,315		24,203	3,790	160,350
Other assets	76,249		39,725	20,107	58,611
Total assets	1,250,516,307		438,021,693	83,930,006	1,229,243,162
Liabilities:
Payable for cash collateral from securities loaned	25,710,643		29,413,209	5,349,381	—
Payable for investments purchased	4,492,582		—	1,092,285	331,222,774
Payable for shares of beneficial interest repurchased	2,003,558		809,473	265,247	1,658,111
Payable to affiliates	945,714		396,347	—	890,847
Payable to custodian	4,147,832		103,848	3,693	1,135,734
Payable for foreign withholding taxes	116,472		596,004	89,704	6,726
Unrealized depreciation on forward foreign currency contracts	323,912		—	—	8,435,355
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $0; $108,780,152, respectively)	—		—	—	99,894,185
Swap contracts, at value[4]	—		—	—	10,389,917
Options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $0; $3,206,903, respectively)	—		—	—	2,842,950
Due to broker	—		—	—	544,975
Payable for variation margin	—		—	—	335,465
Payable for dividend and interest expense on investments sold short	—		—	—	184,592
Accrued expenses and other liabilities	499,718		373,185	144,699	245,882
Total liabilities	38,240,431		31,692,066	6,945,009	457,787,513

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2008

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,595,543,024	$1,341,406,234	$536,701,926	$536,685,092
Accumulated undistributed (distributions in excess of) net investment income	14,502,913	1,365,350	1,790,046	—
Accumulated net realized gain (loss) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(32,632,453)	(9,276,256)	(21,331,233)	(35,905,174)
Net unrealized appreciation (depreciation) of investments, futures, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	(140,174,224)	4,091,536	(37,980,793)	7,851,894
Net assets	$1,437,239,260	$1,337,586,864	$479,179,946	$508,631,812
Class A:
Net assets	$217,985,882	$77,627,548	$37,184,658	$41,493,617
Shares outstanding	13,077,189	4,656,574	2,605,411	3,177,491
Net asset value per share	$16.67	$16.67	$14.27	$13.06
Maximum offering price per share	$17.64	$17.64	$15.10	$13.82
Class B:
Net assets	$764,971	$370,996	$332,778	$122,733
Shares outstanding	46,036	23,747	25,365	10,236
Net asset value and offering price per share	$16.62	$15.62	$13.12	$11.99
Class C:
Net assets	$24,764,606	$6,119,533	$8,399,700	$4,990,631
Shares outstanding	1,493,138	390,708	637,228	413,317
Net asset value and offering price per share	$16.59	$15.66	$13.18	$12.07
Class Y:
Net assets	$33,808,928	$23,262,935	$4,443,355	$5,670,886
Shares outstanding	2,018,770	1,365,967	303,453	420,944
Net asset value, offering price and redemption value per share[1]	$16.75	$17.03	$14.64	$13.47
Class P:
Net assets	$1,159,914,873	$1,230,205,852	$428,819,455	$456,353,945
Shares outstanding	69,517,339	72,619,370	29,519,078	34,164,175
Net asset value, offering price and redemption value per share[1]	$16.69	$16.94	$14.53	$13.36

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,188,145,646	$305,368,395	$97,314,859	$790,221,152
Accumulated undistributed (distributions in excess of) net investment income	26,006,105	2,797,118	111,647	2,149,382
Accumulated net realized gain (loss) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(12,593,601)	59,148,134	(9,512,788)	2,041,269
Net unrealized appreciation (depreciation) of investments, futures, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	10,717,726	39,015,980	(10,928,721)	(22,956,154)
Net assets	$1,212,275,876	$406,329,627	$76,984,997	$771,455,649
Class A:
Net assets	$106,380,454	$29,938,078	$6,646,553	$150,598,442
Shares outstanding	6,577,250	1,538,708	859,896	14,392,344
Net asset value per share	$16.17	$19.46	$7.73	$10.46
Maximum offering price per share	$17.11	$20.59	$8.18	$11.07
Class B:
Net assets	$186,004	$319,006	$—	$22,765
Shares outstanding	11,782	17,243	—	2,198
Net asset value and offering price per share	$15.79	$18.50	$—	$10.36
Class C:
Net assets	$6,949,230	$6,536,040	$213,267	$7,920,810
Shares outstanding	440,019	353,707	27,746	766,092
Net asset value and offering price per share	$15.79	$18.48	$7.69	$10.34
Class Y:
Net assets	$50,655,376	$31,578,767	$—	$57,552,484
Shares outstanding	3,127,217	1,595,375	—	5,476,761
Net asset value, offering price and redemption value per share[1]	$16.20	$19.79	$—	$10.51
Class P:
Net assets	$1,048,104,812	$337,957,736	$70,125,177	$555,361,148
Shares outstanding	64,852,837	17,172,199	9,045,481	52,846,503
Net asset value, offering price and redemption value per share[1]	$16.16	$19.68	$7.75	$10.51

UBS PACE Select Advisors Trust

Statement of operations

For the year ended July 31, 2008

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $8,729; $0; $0; $12,302; $0, respectively)	$19,398,365	$35,986,111	$23,195,545	$43,745,332
Dividends	—	—	178,074	—
Securities lending income (includes $0; $0; $52,370; $19,922; $0; $26,163; $22,033, respectively, earned from an affiliated entity)	—	—	160,437	42,108
	19,398,365	35,986,111	23,534,056	43,787,440
Expenses:
Investment management and administration fees	1,755,597	4,434,722	2,699,417	5,249,227
Service fees–Class A	—	241,026	125,379	60,673
Service and distribution fees–Class B	—	11,650	2,589	2,601
Service and distribution fees–Class C	—	195,887	30,275	42,167
Transfer agency and related service fees	2,104,027	860,859	400,840	1,095,667
Reports and notices to shareholders	558,566	162,720	90,074	195,716
Professional fees	101,861	145,788	132,381	147,697
Custody and accounting fees	70,224	267,822	187,230	320,847
Federal and state registration fees	43,864	68,117	65,228	72,116
Trustees' fees	16,055	16,602	15,111	17,551
Insurance expense	11,341	17,214	12,258	19,363
Other expenses	9,793	22,344	19,132	23,836
	4,671,328	6,444,751	3,779,914	7,247,461
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,661,734)	(505,833)	(438,759)	(645,627)
Net expenses	3,009,594	5,938,918	3,341,155	6,601,834
Net investment income	16,388,771	30,047,193	20,192,901	37,185,606
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	42,669	8,531,615	7,794,799	7,084,631
Futures	—	3,636,659	2,185,561	27,511,275
Options written	—	—	—	(3,202,427)
Short sales	—	(1,500,832)	751,641	997,535
Swaps	—	(5,216,771)	—	20,401,015
Forward foreign currency contracts and foreign currency transactions	—	—	414,205	(1,286,693)
Net change in unrealized appreciation/depreciation of: Investments	—	(322,199)	(6,497,781)	(24,819,513)
Futures	—	143,189	(374,317)	2,346,609
Options written	—	—	—	467,971
Short sales	—	350,348	12,441	490,318
Swaps	—	392,771	—	(3,307,029)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(98,422)	(379,967)
Net realized and unrealized gains (losses) from investment activities	42,669	6,014,780	4,188,127	26,303,725
Net increase (decrease) in net assets resulting from operations	$16,431,440	$36,061,973	$24,381,028	$63,489,331

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $8,729; $0; $0; $12,302; $0, respectively)	$14,199,912	$21,524,655	$9,360,383
Dividends	—	—	—
Securities lending income (includes $0; $0; $52,370; $19,922; $0; $26,163; $22,033, respectively, earned from an affiliated entity)	—	61,842	38,207
	14,199,912	21,586,497	9,398,590
Expenses:
Investment management and administration fees	1,953,159	5,162,587	966,012
Service fees–Class A	225,165	294,945	3,176
Service and distribution fees–Class B	2,039	6,467	—
Service and distribution fees–Class C	108,779	51,761	—
Transfer agency and related service fees	218,957	1,209,737	287,762
Reports and notices to shareholders	57,737	225,094	42,964
Professional fees	133,161	156,642	125,438
Custody and accounting fees	132,957	650,011	72,451
Federal and state registration fees	63,535	67,129	56,910
Trustees' fees	14,113	17,152	13,030
Insurance expense	8,166	15,649	1,940
Other expenses	17,378	22,373	15,519
	2,935,146	7,879,547	1,585,202
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(338,893)	(1,032,755)	(253,760)
Net expenses	2,596,253	6,846,792	1,331,442
Net investment income	11,603,659	14,739,705	8,067,148
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(67,099)	(6,108,928)	(3,216,156)
Futures	—	(2,493,688)	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	54,950,690	(635,133)
Net change in unrealized appreciation/depreciation of: Investments	(2,260,754)	19,132,207	(4,833,431)
Futures	—	854,519	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	(5,398,653)	74,885
Net realized and unrealized gains (losses) from investment activities	(2,327,853)	60,936,147	(8,609,835)
Net increase (decrease) in net assets resulting from operations	$9,275,806	$75,675,852	$(542,687)

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the year ended July 31, 2008

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $45; $23,496; $0, respectively)	$790,542	$996,828	$524,633	$707,679
Dividends (net of foreign witholding taxes of $165,635; $134,806; $10,427; $3,738; $4,173,182; $1,269,382; $177,841; $377,531, respectively)	37,584,652	15,480,411	7,077,265	1,433,619
Securities lending income (includes $256,899; $369,401; $683,430; $1,109,823; $431,583; $322,970; $23,496; $0, respectively, earned from an affiliated entity)	569,862	696,715	903,337	1,287,107
	38,945,056	17,173,954	8,505,235	3,428,405
Expenses:
Investment management and administration fees	13,186,177	11,094,228	4,161,454	4,483,903
Service fees–Class A	662,727	205,738	105,572	116,280
Service and distribution fees–Class B	12,873	4,608	6,574	2,122
Service and distribution fees–Class C	309,824	70,713	100,907	60,570
Transfer agency and related service fees	1,522,892	1,357,767	1,272,509	1,273,285
Custody and accounting fees	659,309	571,658	208,073	224,195
Reports and notices to shareholders	344,620	373,387	184,852	236,673
Professional fees	151,308	160,444	125,460	130,679
Federal and state registration fees	91,143	80,704	65,731	74,380
Insurance expense	45,472	35,745	14,135	14,730
Trustees' fees	25,285	23,406	16,250	16,582
Interest expense	—	—	—	—
Offering expenses	—	—	—	—
Dividend and interest expense for securities sold short	—	—	—	—
Other expenses	34,827	34,858	23,133	24,000
	17,046,457	14,013,256	6,284,650	6,657,399
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(2,046,938)	(643,776)	(107,555)	(193,059)
Net expenses	14,999,519	13,369,480	6,177,095	6,464,340
Net investment income (loss)	23,945,537	3,804,474	2,328,140	(3,035,935)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $154,067; $0; $0, respectively)	(5,616,160)	15,597,288	(6,146,464)	(21,985,594)
Commissions recaptured	256,883	37,750	131,915	323,520
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	710	—	—
Net change in unrealized appreciation/depreciation of: Investments	(286,373,179)	(105,987,544)	(89,021,683)	(41,842,187)
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net realized and unrealized losses from investment activities	(291,732,456)	(90,351,796)	(95,036,232)	(63,504,261)
Net decrease in net assets resulting from operations	$(267,786,919)	$(86,547,322)	$(92,708,092)	$(66,540,196)

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $45; $23,496; $0, respectively)	$626,052	$164,590	$64,029	$13,322,110
Dividends (net of foreign witholding taxes of $165,635; $134,806; $10,427; $3,738; $4,173,182; $1,269,382; $177,841; $377,531, respectively)	46,782,506	13,129,329	2,412,024	6,283,809
Securities lending income (includes $256,899; $369,401; $683,430; $1,109,823; $431,583; $322,970; $23,496; $0, respectively, earned from an affiliated entity)	1,347,839	511,726	37,833	—
	48,756,397	13,805,645	2,513,886	19,605,919
Expenses:
Investment management and administration fees	12,011,693	5,062,176	562,927	8,648,275
Service fees–Class A	308,489	81,591	16,920	269,240
Service and distribution fees–Class B	3,692	4,503	—	246
Service and distribution fees–Class C	81,946	75,839	2,918	66,643
Transfer agency and related service fees	1,336,818	1,143,082	294,095	471,830
Custody and accounting fees	1,369,023	1,380,701	42,220	608,585
Reports and notices to shareholders	271,897	171,762	26,908	130,665
Professional fees	147,407	132,006	106,551	205,831
Federal and state registration fees	82,185	60,769	41,295	90,909
Insurance expense	36,034	11,450	931	9,303
Trustees' fees	23,123	15,816	12,664	16,870
Interest expense	5,274	8,786	—	—
Offering expenses	—	—	83,496	—
Dividend and interest expense for securities sold short	—	—	—	2,815,923
Other expenses	36,597	24,803	14,031	39,667
	15,714,178	8,173,284	1,204,956	13,373,987
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	—	—	(340,726)	(6,349)
Net expenses	15,714,178	8,173,284	864,230	13,367,638
Net investment income (loss)	33,042,219	5,632,361	1,649,656	6,238,281
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $154,067; $0; $0, respectively)	34,529,707	73,028,013	(9,280,848)	974,325
Commissions recaptured	29,776	—	—	3,576
Futures	(1,688,002)	—	—	(3,676,054)
Options written	—	—	—	7,871,144
Short sales	—	—	—	6,517,821
Swaps	—	—	—	(4,849,005)
Forward foreign currency contracts and foreign currency transactions	1,601,404	74,349	27,404	(5,490,621)
Net change in unrealized appreciation/depreciation of: Investments	(261,180,454)	(88,839,298)	(6,393,023)	(45,806,571)
Futures	207,183	—	—	(3,680,504)
Options written	—	—	—	(454,055)
Short sales	—	—	—	9,662,362
Swaps	—	—	—	(780,916)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(419,156)	112,725	(2,185)	2,446,942
Net realized and unrealized losses from investment activities	(226,919,542)	(15,624,211)	(15,648,652)	(37,261,556)
Net decrease in net assets resulting from operations	$(193,877,323)	$(9,991,850)	$(13,998,996)	$(31,023,275)

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2008	2007	2008	2007	2008	2007
From operations:
Net investment income	$16,388,771	$18,020,741	$30,047,193	$26,289,534	$20,192,901	$17,053,940
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	42,669	(150)	5,450,671	1,130,006	10,732,001	1,553,178
Forward foreign currency contracts and foreign currency transactions	—	—	—	—	414,205	(204,961)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	—	—	564,109	(2,079,337)	(6,859,657)	2,576,284
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—	(98,422)	17,322
Net increase in net assets resulting from operations	16,431,440	18,020,591	36,061,973	25,340,203	24,381,028	20,995,763
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(4,119,301)	(4,762,590)	(2,033,603)	(2,130,119)
Net investment income–Class B	—	—	(40,817)	(78,641)	(8,534)	(13,418)
Net investment income–Class C	—	—	(980,550)	(1,108,077)	(142,870)	(152,367)
Net investment income–Class Y	—	—	(832,563)	(495,554)	(58,840)	(51,748)
Net investment income–Class P	(16,388,771)	(18,020,741)	(23,950,574)	(19,557,779)	(17,812,371)	(14,705,551)
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class B	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(16,388,771)	(18,020,741)	(29,923,805)	(26,002,641)	(20,056,218)	(17,053,203)
From beneficial interest transactions:
Net proceeds from shares sold	687,863,695	424,841,805	188,101,229	175,224,955	122,559,372	127,240,505
Cost of shares repurchased	(589,650,962)	(376,397,873)	(148,148,685)	(128,651,772)	(128,651,203)	(121,672,914)
Proceeds from dividends reinvested	16,424,952	17,545,669	28,132,846	24,028,262	19,171,605	16,013,323
Net increase in net assets from beneficial interest transactions	114,637,685	65,989,601	68,085,390	70,601,445	13,079,774	21,580,914
Redemption fees	—	—	42,726	12,235	33,393	25,868
Net increase in net assets	114,680,354	65,989,451	74,266,284	69,951,242	17,437,977	25,549,342
Net assets:
Beginning of year	408,562,342	342,572,891	610,659,287	540,708,045	438,743,600	413,194,258
End of year	$523,242,696	$408,562,342	$684,925,571	$610,659,287	$456,181,577	$438,743,600
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$1,125,269	$96,083	$(82,298)	$(382,587)

See accompanying notes to financial statements

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2008	2007	2008	2007
From operations:
Net investment income	$37,185,606	$27,769,395	$11,603,659	$9,133,036
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	52,792,029	(2,336,563)	(67,099)	(776,053)
Forward foreign currency contracts and foreign currency transactions	(1,286,693)	981,645	—	—
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(24,821,644)	157,397	(2,260,754)	(598,450)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(379,967)	(654,197)	—	—
Net increase in net assets resulting from operations	63,489,331	25,917,677	9,275,806	7,758,533
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,088,696)	(882,135)	(2,998,965)	(3,040,905)
Net investment income–Class B	(9,402)	(23,752)	(5,340)	(13,984)
Net investment income–Class C	(221,755)	(210,729)	(410,457)	(434,873)
Net investment income–Class Y	(110,514)	(40,030)	(4,940)	(5,089)
Net investment income–Class P	(36,319,300)	(25,766,422)	(8,184,710)	(5,639,683)
Return of capital–Class A	—	(39,132)	—	—
Return of capital–Class B	—	(822)	—	—
Return of capital–Class C	—	(9,966)	—	—
Return of capital–Class Y	—	(2,179)	—	—
Return of capital–Class P	—	(1,225,471)	—	—
	(37,749,667)	(28,200,638)	(11,604,412)	(9,134,534)
From beneficial interest transactions:
Net proceeds from shares sold	235,154,671	248,747,853	107,388,328	86,909,193
Cost of shares repurchased	(185,254,613)	(133,682,533)	(71,944,136)	(51,575,204)
Proceeds from dividends reinvested	37,006,861	27,609,952	10,405,239	7,837,102
Net increase in net assets from beneficial interest transactions	86,906,919	142,675,272	45,849,431	43,171,091
Redemption fees	49,522	21,963	23,517	2,704
Net increase in net assets	112,696,105	140,414,274	43,544,342	41,797,794
Net assets:
Beginning of year	708,529,925	568,115,651	299,762,938	257,965,144
End of year	$821,226,030	$708,529,925	$343,307,280	$299,762,938
Accumulated undistributed (distributions in excess of) net investment income	$2,271,040	$(1,720,154)	$—	$—

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2008	2007	2008	2007	2008	2007
From operations:
Net investment income	$14,739,705	$12,571,426	$8,067,148	$3,009,461	$23,945,537	$18,682,756
Net realized gains (losses) from: Investments and futures	(8,602,616)	(5,643,237)	(3,216,156)	145,934	(5,359,277)	192,333,754
Forward foreign currency contracts and foreign currency transactions	54,950,690	7,951,524	(635,133)	(100,490)	—	87
Net change in unrealized appreciation/depreciation of: Investments and futures	19,986,726	6,273,746	(4,833,431)	(3,859,684)	(286,373,179)	(6,757,007)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(5,398,653)	2,340,307	74,885	20,861	—	—
Net increase (decrease) in net assets resulting from operations	75,675,852	23,493,766	(542,687)	(783,918)	(267,786,919)	204,259,590
Dividends and distributions to shareholders from:
Net investment income–Class A	(9,011,090)	(3,145,649)	(78,546)	(36,824)	(1,415,372)	(2,887,155)
Net investment income–Class B	(43,567)	(14,857)	—	—	—	—
Net investment income–Class C	(493,198)	(150,768)	—	—	—	(56,819)
Net investment income–Class Y	(667,585)	(212,495)	—	—	(365,430)	(585,242)
Net investment income–Class P	(40,596,801)	(11,372,307)	(7,678,098)	(2,975,599)	(10,592,086)	(14,521,659)
Net realized gains from investment activities–Class A	—	—	(885)	—	(31,780,291)	(34,160,087)
Net realized gains from investment activities–Class B	—	—	—	—	(167,260)	(491,696)
Net realized gains from investment activities–Class C	—	—	—	—	(3,771,932)	(4,144,721)
Net realized gains from investment activities–Class Y	—	—	—	—	(4,834,393)	(5,024,893)
Net realized gains from investment activities–Class P	—	—	(115,248)	—	(154,419,861)	(132,723,012)
Return of capital—Class A	—	—	(3,499)	—	—	—
Return of capital—Class P	—	—	(296,649)	—	—	—
	(50,812,241)	(14,896,076)	(8,172,925)	(3,012,423)	(207,346,625)	(194,595,284)
From beneficial interest transactions:
Net proceeds from shares sold	162,404,589	152,571,778	83,071,564	83,690,855	356,271,471	348,850,961
Cost of shares repurchased	(131,458,816)	(97,400,804)	(25,196,294)	(6,417,215)	(325,980,857)	(322,560,606)
Proceeds from dividends reinvested	48,069,713	13,927,142	8,081,173	2,984,685	201,490,481	188,804,160
Net increase in net assets from beneficial interest transactions	79,015,486	69,098,116	65,956,443	80,258,325	231,781,095	215,094,515
Redemption fees	40,812	8,911	14,143	1,676	64,874	18,299
Net increase (decrease) in net assets	103,919,909	77,704,717	57,254,974	76,463,660	(243,287,575)	224,777,120
Net assets:
Beginning of year	566,880,039	489,175,322	87,911,781	11,448,121	1,680,526,835	1,455,749,715
End of year	$670,799,948	$566,880,039	$145,166,755	$87,911,781	$1,437,239,260	$1,680,526,835
Accumulated undistributed (distributions in excess of) net investment income	$13,367,564	$742,399	$(435,085)	$(102,423)	$14,502,913	$9,874,755

See accompanying notes to financial statements

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2008	2007	2008	2007
From operations:
Net investment income	$3,804,474	$1,821,509	$2,328,140	$652,609
Net realized gains (losses) from: Investments and futures	15,635,038	126,868,573	(6,014,549)	55,263,276
Forward foreign currency contracts and foreign currency transactions	710	(1,179)	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	(105,987,544)	39,294,481	(89,021,683)	23,711,660
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(86,547,322)	167,983,384	(92,708,092)	79,627,545
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(11,759)	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(69,854)	(69,862)	(17,009)	—
Net investment income–Class P	(2,467,674)	(2,231,348)	(702,792)	—
Net realized gains from investment activities–Class A	(2,106,176)	—	(4,977,880)	(1,909,067)
Net realized gains from investment activities–Class B	(12,830)	—	(98,245)	(64,279)
Net realized gains from investment activities–Class C	(196,275)	—	(1,303,538)	(519,896)
Net realized gains from investment activities–Class Y	(679,047)	—	(544,442)	(171,355)
Net realized gains from investment activities–Class P	(33,937,523)	—	(53,593,047)	(17,081,765)
Return of capital—Class A	—	—	—	—
Return of capital—Class P	—	—	—	—
	(39,469,379)	(2,301,210)	(61,248,712)	(19,746,362)
From beneficial interest transactions:
Net proceeds from shares sold	368,287,523	359,424,717	131,971,549	126,910,887
Cost of shares repurchased	(289,528,903)	(240,594,314)	(109,717,136)	(106,382,984)
Proceeds from dividends reinvested	38,722,166	2,264,287	60,186,089	19,435,972
Net increase in net assets from beneficial interest transactions	117,480,786	121,094,690	82,440,502	39,963,875
Redemption fees	64,871	18,865	28,189	4,718
Net increase (decrease) in net assets	(8,471,044)	286,795,729	(71,488,113)	99,849,776
Net assets:
Beginning of year	1,346,057,908	1,059,262,179	550,668,059	450,818,283
End of year	$1,337,586,864	$1,346,057,908	$479,179,946	$550,668,059
Accumulated undistributed (distributions in excess of) net investment income	$1,365,350	$347,704	$1,790,046	$587,944

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2008	2007	2008	2007	2008	2007
From operations:
Net investment income (loss)	$(3,035,935)	$(3,195,671)	$33,042,219	$20,659,319	$5,632,361	$4,097,537
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(21,662,074)	76,175,005	32,871,481	142,651,404	73,028,013	54,497,962
Forward foreign currency contracts and foreign currency transactions	—	—	1,601,404	(1,558,001)	74,349	(399,420)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(41,842,187)	29,647,759	(260,973,271)	100,565,372	(88,839,298)	88,860,414
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(419,156)	437,640	112,725	(345,807)
Net increase (decrease) in net assets resulting from operations	(66,540,196)	102,627,093	(193,877,323)	262,755,734	(9,991,850)	146,710,686
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,698,807)	(2,034,810)	(355,396)	(249,613)
Net investment income–Class B	—	—	(1,378)	(3,730)	(1,385)	(620)
Net investment income–Class C	—	—	(44,547)	(76,628)	(37,870)	(17,791)
Net investment income–Class Y	—	—	(1,063,788)	(1,204,817)	(491,601)	(302,392)
Net investment income–Class P	—	—	(19,300,639)	(19,420,316)	(4,491,022)	(3,016,785)
Net realized gains from investment activities–Class A	(7,153,725)	(1,343,996)	(13,559,594)	(10,261,337)	(4,756,491)	(3,130,829)
Net realized gains from investment activities–Class B	(38,611)	(16,697)	(48,077)	(56,608)	(77,205)	(67,462)
Net realized gains from investment activities–Class C	(1,017,570)	(189,623)	(932,772)	(745,315)	(1,209,655)	(809,794)
Net realized gains from investment activities–Class Y	(998,131)	(132,391)	(6,706,296)	(5,026,490)	(5,043,668)	(2,766,836)
Net realized gains from investment activities–Class P	(76,426,562)	(11,193,851)	(128,203,620)	(84,780,704)	(56,782,137)	(37,148,298)
	(85,634,599)	(12,876,558)	(171,559,518)	(123,610,755)	(73,246,430)	(47,510,420)
From beneficial interest transactions:
Net proceeds from shares sold	129,795,967	126,178,794	318,182,760	317,221,422	97,285,770	89,829,187
Cost of shares repurchased	(116,659,181)	(105,768,616)	(287,047,955)	(272,647,356)	(123,610,703)	(99,396,200)
Proceeds from dividends reinvested	84,110,955	12,662,240	167,691,909	120,906,709	72,159,958	46,879,964
Net increase in net assets from beneficial interest transactions	97,247,741	33,072,418	198,826,714	165,480,775	45,835,025	37,312,951
Redemption fees	25,799	4,899	61,090	147,428	33,560	4,960
Contributions to capital from investment manager/sub-advisors	—	—	—	—	1,813	—
Net increase (decrease) in net assets	(54,901,255)	122,827,852	(166,549,037)	304,773,182	(37,367,882)	136,518,177
Net assets:
Beginning of period	563,533,067	440,705,215	1,378,824,913	1,074,051,731	443,697,509	307,179,332
End of period	$508,631,812	$563,533,067	$1,212,275,876	$1,378,824,913	$406,329,627	$443,697,509
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$26,006,105	$11,354,930	$2,797,118	$2,423,883

1 Commencement of operations.

See accompanying notes to financial statements

	UBS PACE Global Real Estate Securities Investments		UBS PACE Alternative Strategies Investments
	For the year ended	For the period November 30, 2006[1] through	For the years ended July 31,
	July 31, 2008	July 31, 2007	2008	2007
From operations:
Net investment income (loss)	$1,649,656	$317,023	$6,238,281	$3,243,445
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(9,280,848)	178,640	6,841,807	6,941,986
Forward foreign currency contracts and foreign currency transactions	27,404	(25,269)	(5,490,621)	638,020
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(6,393,023)	(4,530,318)	(41,059,684)	16,529,985
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(2,185)	(3,195)	2,446,942	(677,285)
Net increase (decrease) in net assets resulting from operations	(13,998,996)	(4,063,119)	(31,023,275)	26,676,151
Dividends and distributions to shareholders from:
Net investment income–Class A	(193,919)	(122)	(518,325)	(113,151)
Net investment income–Class B	—	—	(42)	(46)
Net investment income–Class C	(7,557)	(80)	(22,588)	(1,207)
Net investment income–Class Y	—	(43,000)	—	—
Net investment income–Class P	(1,805,244)	—	(3,317,376)	(826,863)
Net realized gains from investment activities–Class A	(21,919)	—	(1,412,016)	—
Net realized gains from investment activities–Class B	—	—	(432)	—
Net realized gains from investment activities–Class C	(1,147)	—	(83,108)	—
Net realized gains from investment activities–Class Y	—	—	—	—
Net realized gains from investment activities–Class P	(194,759)	—	(7,895,868)	—
	(2,224,545)	(43,202)	(13,249,755)	(941,267)
From beneficial interest transactions:
Net proceeds from shares sold	61,193,248	66,645,812	482,244,241	396,179,418
Cost of shares repurchased	(19,527,568)	(13,274,912)	(132,651,645)	(27,573,409)
Proceeds from dividends reinvested	2,211,384	43,202	13,118,387	933,888
Net increase in net assets from beneficial interest transactions	43,877,064	53,414,102	362,710,983	396,539,897
Redemption fees	17,378	6,315	82,047	9,046
Contributions to capital from investment manager/sub-advisors	—	—	16,460	17,248
Net increase (decrease) in net assets	27,670,901	49,314,096	318,536,460	395,301,075
Net assets:
Beginning of period	49,314,096	—	452,919,189	57,618,114
End of period	$76,984,997	$49,314,096	$771,455,649	$452,919,189
Accumulated undistributed (distributions in excess of) net investment income	$111,647	$324,190	$2,149,382	$2,086,697

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UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.033	0.048	0.038	0.018	0.005
Dividends from net investment income	(0.033)	(0.048)	(0.038)	(0.018)	(0.005)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	3.40%	4.86%	3.89%	1.80%	0.51%
Ratios/supplemental data:
Net assets, end of year (000's)	$523,243	$408,562	$342,573	$227,528	$166,067
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%	0.92%	0.99%	0.97%	0.96%
Net investment income to average net assets	3.27%	4.75%	3.89%	1.85%	0.51%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.72	$12.71	$13.20	$13.05	$12.81
Net investment income	0.56 [1]	0.57 [1]	0.51	0.34	0.26
Net realized and unrealized gains (losses) from investment activities	0.15	0.00 [2]	(0.31)	0.17	0.34
Net increase from operations	0.71	0.57	0.20	0.51	0.60
Dividends from net investment income	(0.56)	(0.56)	(0.53)	(0.36)	(0.36)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—
Total dividends and distributions	(0.56)	(0.56)	(0.69)	(0.36)	(0.36)
Net asset value, end of year	$12.87	$12.72	$12.71	$13.20	$13.05
Total investment return[3]	5.53%	4.52%	1.61%	3.97%	4.75%
Ratios/supplemental data:
Net assets, end of year (000's)	$91,614	$99,378	$114,663	$140,734	$159,227
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.07%	1.12%	1.11%	1.08%	1.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.12%	1.13%	1.17%	1.17%	1.20%
Net investment income to average net assets	4.30%	4.40%	3.97%	2.54%	2.08%
Portfolio turnover	588%	495%	575%	665%	805%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.73	$12.72	$13.20	$13.05	$12.81
Net investment income	0.45 [1]	0.46 [1]	0.40	0.22	0.14
Net realized and unrealized gains (losses) from investment activities	0.15	0.01	(0.29)	0.19	0.36
Net increase from operations	0.60	0.47	0.11	0.41	0.50
Dividends from net investment income	(0.46)	(0.46)	(0.43)	(0.26)	(0.26)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—
Total dividends and distributions	(0.46)	(0.46)	(0.59)	(0.26)	(0.26)
Net asset value, end of year	$12.87	$12.73	$12.72	$13.20	$13.05
Total investment return[3]	4.72%	3.73%	0.92%	3.17%	3.94%
Ratios/supplemental data:
Net assets, end of year (000's)	$769	$1,617	$2,776	$4,273	$8,373
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.82%	1.87%	1.86%	1.84%	1.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.89%	1.88%	1.93%	1.93%	1.95%
Net investment income to average net assets	3.55%	3.64%	3.20%	1.69%	1.33%
Portfolio turnover	588%	495%	575%	665%	805%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.73	$12.72	$13.21	$13.06	$12.82
Net investment income	0.50 [1]	0.50 [1]	0.45	0.27	0.19
Net realized and unrealized gains (losses) from investment activities	0.14	0.01	(0.32)	0.17	0.34
Net increase from operations	0.64	0.51	0.13	0.44	0.53
Dividends from net investment income	(0.49)	(0.50)	(0.46)	(0.29)	(0.29)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—
Total dividends and distributions	(0.49)	(0.50)	(0.62)	(0.29)	(0.29)
Net asset value, end of year	$12.88	$12.73	$12.72	$13.21	$13.06
Total investment return[3]	5.06%	4.00%	1.09%	3.40%	4.18%
Ratios/supplemental data:
Net assets, end of year (000's)	$24,536	$26,449	$30,338	$36,372	$41,707
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.57%	1.62%	1.62%	1.62%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.68%	1.70%	1.75%	1.74%	1.78%
Net investment income to average net assets	3.80%	3.90%	3.45%	2.00%	1.54%
Portfolio turnover	588%	495%	575%	665%	805%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.73	$12.72	$13.20	$13.05	$12.80
Net investment income	0.59 [1]	0.61 [1]	0.55	0.38	0.29
Net realized and unrealized gains (losses) from investment activities	0.15	0.00 [2]	(0.30)	0.17	0.36
Net increase from operations	0.74	0.61	0.25	0.55	0.65
Dividends from net investment income	(0.60)	(0.60)	(0.57)	(0.40)	(0.40)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—
Total dividends and distributions	(0.60)	(0.60)	(0.73)	(0.40)	(0.40)
Net asset value, end of year	$12.87	$12.73	$12.72	$13.20	$13.05
Total investment return[3]	5.86%	4.87%	1.97%	4.24%	5.12%
Ratios/supplemental data:
Net assets, end of year (000's)	$25,669	$13,658	$8,460	$10,069	$10,441
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.82%	0.79%	0.81%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%	0.79%	0.84%	0.85%	0.88%
Net investment income to average net assets	4.56%	4.74%	4.27%	2.88%	2.41%
Portfolio turnover	588%	495%	575%	665%	805%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.72	$12.72	$13.20	$13.06	$12.82
Net investment income	0.59 [1]	0.60 [1]	0.54	0.37	0.30
Net realized and unrealized gains (losses) from investment activities	0.15	(0.01)	(0.30)	0.16	0.33
Net increase from operations	0.74	0.59	0.24	0.53	0.63
Dividends from net investment income	(0.59)	(0.59)	(0.56)	(0.39)	(0.39)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—
Total dividends and distributions	(0.59)	(0.59)	(0.72)	(0.39)	(0.39)
Net asset value, end of year	$12.87	$12.72	$12.72	$13.20	$13.06
Total investment return[2]	5.87%	4.71%	1.94%	4.11%	4.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$542,337	$469,556	$384,472	$318,339	$252,716
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.82%	0.87%	0.87%	0.87%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%	0.91%	0.96%	0.96%	1.00%
Net investment income to average net assets	4.55%	4.66%	4.22%	2.82%	2.27%
Portfolio turnover	588%	495%	575%	665%	805%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.39	$11.27	$11.44	$11.51	$11.46
Net investment income	0.48 [1]	0.43 [1]	0.38 [1]	0.34 [1]	0.29
Net realized and unrealized gains (losses) from investment activities	0.12	0.12	(0.17)	(0.07)	0.06
Net increase from operations	0.60	0.55	0.21	0.27	0.35
Dividends from net investment income	(0.48)	(0.43)	(0.38)	(0.34)	(0.30)
Net asset value, end of year	$11.51	$11.39	$11.27	$11.44	$11.51
Total investment return[2]	5.26%	4.96%	1.90%	2.38%	3.08%
Ratios/supplemental data:
Net assets, end of year (000's)	$46,257	$51,800	$59,884	$75,331	$90,732
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%	1.05%	1.06%	1.07%	1.07%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.05%	1.08%	1.10%	1.09%	1.13%
Net investment income to average net assets	4.10%	3.81%	3.36%	2.93%	2.52%
Portfolio turnover	387%	255%	349%	221%	299%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.41	$11.29	$11.46	$11.53	$11.47
Net investment income	0.38 [1]	0.34 [1]	0.28 [1]	0.24 [1]	0.21
Net realized and unrealized gains (losses) from investment activities	0.13	0.13	(0.15)	(0.06)	0.06
Net increase from operations	0.51	0.47	0.13	0.18	0.27
Dividends from net investment income	(0.39)	(0.35)	(0.30)	(0.25)	(0.21)
Net asset value, end of year	$11.53	$11.41	$11.29	$11.46	$11.53
Total investment return[2]	4.45%	4.18%	1.13%	1.60%	2.37%
Ratios/supplemental data:
Net assets, end of year (000's)	$166	$324	$637	$1,458	$4,712
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%	1.80%	1.80%	1.81%	1.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.91%	1.84%	1.89%	1.87%	1.85%
Net investment income to average net assets	3.35%	3.04%	2.56%	2.15%	1.75%
Portfolio turnover	387%	255%	349%	221%	299%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.40	$11.28	$11.46	$11.53	$11.48
Net investment income	0.42 [1]	0.38 [1]	0.32 [1]	0.28 [1]	0.24
Net realized and unrealized gains (losses) from investment activities	0.12	0.11	(0.17)	(0.06)	0.05
Net increase from operations	0.54	0.49	0.15	0.22	0.29
Dividends from net investment income	(0.42)	(0.37)	(0.33)	(0.29)	(0.24)
Net asset value, end of year	$11.52	$11.40	$11.28	$11.46	$11.53
Total investment return[2]	4.72%	4.43%	1.30%	1.87%	2.56%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,992	$4,116	$5,301	$7,684	$9,583
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%	1.55%	1.55%	1.56%	1.56%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.57%	1.57%	1.59%	1.59%	1.61%
Net investment income to average net assets	3.60%	3.31%	2.86%	2.44%	2.03%
Portfolio turnover	387%	255%	349%	221%	299%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.39	$11.28	$11.45	$11.52	$11.47
Net investment income	0.51 [1]	0.47 [1]	0.41 [1]	0.37 [1]	0.34
Net realized and unrealized gains (losses) from investment activities	0.11	0.10	(0.17)	(0.07)	0.04
Net increase from operations	0.62	0.57	0.24	0.30	0.38
Dividends from net investment income	(0.50)	(0.46)	(0.41)	(0.37)	(0.33)
Net asset value, end of year	$11.51	$11.39	$11.28	$11.45	$11.52
Total investment return[2]	5.52%	5.17%	2.17%	2.66%	3.34%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,359	$1,249	$1,074	$1,108	$1,246
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%	0.80%[3]	0.80%	0.81%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.76%	0.80%	0.83%	0.86%	0.87%
Net investment income to average net assets	4.34%	4.07%[3]	3.63%	3.20%	2.79%
Portfolio turnover	387%	255%	349%	221%	299%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.39	$11.28	$11.45	$11.52	$11.47
Net investment income	0.51 [1]	0.46 [1]	0.41 [1]	0.37 [1]	0.33
Net realized and unrealized gains (losses) from investment activities	0.11	0.11	(0.17)	(0.07)	0.05
Net increase from operations	0.62	0.57	0.24	0.30	0.38
Dividends from net investment income	(0.50)	(0.46)	(0.41)	(0.37)	(0.33)
Net asset value, end of year	$11.51	$11.39	$11.28	$11.45	$11.52
Total investment return[2]	5.52%	5.17%	2.17%	2.66%	3.36%
Ratios/supplemental data:
Net assets, end of year (000's)	$404,407	$381,254	$346,298	$313,031	$261,390
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%	0.80%[3]	0.80%	0.80%	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.77%	0.80%	0.81%	0.82%	0.84%
Net investment income to average net assets	4.35%	4.07%[3]	3.64%	3.22%	2.81%
Portfolio turnover	387%	255%	349%	221%	299%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.25	$13.26	$13.89	$13.88	$13.44
Net investment income[1]	0.61	0.56	0.60	0.45	0.36
Net realized and unrealized gains (losses) from investment activities	0.51	0.00 [2]	(0.59)	0.35	0.44
Net increase (decrease) from operations	1.12	0.56	0.01	0.80	0.80
Dividends from net investment income	(0.62)	(0.55)	(0.62)	(0.46)	(0.36)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—
Returns of capital	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(0.62)	(0.57)	(0.64)	(0.79)	(0.36)
Net asset value, end of year	$13.75	$13.25	$13.26	$13.89	$13.88
Total investment return[3]	8.42%	4.32%	0.06%	5.88%	6.00%
Ratios/supplemental data:
Net assets, end of year (000's)	$27,180	$21,711	$20,735	$23,269	$24,587
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.06%	1.15%[4]	1.20%[4]	1.23%[4]	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.13%	1.15%	1.20%	1.23%	1.25%
Net investment income to average net assets	4.40%	4.17%[4]	4.46%[4]	3.20%[4]	2.56%
Portfolio turnover	236%	188%	196%	147%	185%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.25	$13.26	$13.88	$13.88	$13.44
Net investment income[1]	0.48	0.44	0.48	0.33	0.25
Net realized and unrealized gains (losses) from investment activities	0.53	0.01	(0.56)	0.36	0.45
Net increase (decrease) from operations	1.01	0.45	(0.08)	0.69	0.70
Dividends from net investment income	(0.51)	(0.44)	(0.52)	(0.36)	(0.26)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—
Returns of capital	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(0.51)	(0.46)	(0.54)	(0.69)	(0.26)
Net asset value, end of year	$13.75	$13.25	$13.26	$13.88	$13.88
Total investment return[3]	7.58%	3.55%	(0.68)%	5.06%	5.22%
Ratios/supplemental data:
Net assets, end of year (000's)	$142	$456	$1,098	$2,175	$5,190
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.81%	1.93%[5]	1.93%	1.94%	1.94%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.03%	1.93%[5]	1.98%	1.96%	1.95%
Net investment income to average net assets	3.59%	3.36%	3.64%	2.45%	1.83%
Portfolio turnover	236%	188%	196%	147%	185%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.26	$13.26	$13.89	$13.88	$13.44
Net investment income[1]	0.54	0.50	0.54	0.38	0.29
Net realized and unrealized gains (losses) from investment activities	0.50	0.00 [2]	(0.60)	0.35	0.44
Net increase (decrease) from operations	1.04	0.50	(0.06)	0.73	0.73
Dividends from net investment income	(0.55)	(0.48)	(0.55)	(0.39)	(0.29)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—
Returns of capital	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(0.55)	(0.50)	(0.57)	(0.72)	(0.29)
Net asset value, end of year	$13.75	$13.26	$13.26	$13.89	$13.88
Total investment return[3]	7.79%	3.87%	(0.43)%	5.38%	5.49%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,592	$5,531	$6,280	$8,082	$8,960
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.56%	1.63%	1.68%[4]	1.70%[4]	1.70%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.61%	1.63%	1.68%	1.70%	1.71%
Net investment income to average net assets	3.90%	3.69%	3.97%[4]	2.73%[4]	2.08%
Portfolio turnover	236%	188%	196%	147%	185%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.25	$13.26	$13.88	$13.87	$13.43
Net investment income[1]	0.66	0.61	0.65	0.51	0.40
Net realized and unrealized gains (losses) from investment activities	0.49	(0.01)	(0.59)	0.34	0.44
Net increase (decrease) from operations	1.15	0.60	0.06	0.85	0.84
Dividends from net investment income	(0.66)	(0.59)	(0.66)	(0.51)	(0.40)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—
Returns of capital	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(0.66)	(0.61)	(0.68)	(0.84)	(0.40)
Net asset value, end of year	$13.74	$13.25	$13.26	$13.88	$13.87
Total investment return[3]	8.67%	4.76%	0.41%	6.25%	6.27%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,045	$1,208	$716	$959	$527
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.78%	0.79%	0.85%	0.89%[4]	0.96%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.78%	0.79%	0.85%	0.89%	0.96%
Net investment income to average net assets	4.71%	4.55%	4.79%	3.58%[4]	2.81%[4]
Portfolio turnover	236%	188%	196%	147%	185%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.25	$13.26	$13.88	$13.88	$13.44
Net investment income[2]	0.64	0.59	0.64	0.49	0.42
Net realized and unrealized gains (losses) from investment activities	0.50	0.00 [2]	(0.59)	0.34	0.42
Net increase from operations	1.14	0.59	0.05	0.83	0.84
Dividends from net investment income	(0.65)	(0.58)	(0.65)	(0.50)	(0.40)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—
Returns of capital	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(0.65)	(0.60)	(0.67)	(0.83)	(0.40)
Net asset value, end of year	$13.74	$13.25	$13.26	$13.88	$13.88
Total investment return[3]	8.62%	4.63%	0.34%	6.13%	6.31%
Ratios/supplemental data:
Net assets, end of year (000's)	$785,267	$679,623	$539,286	$429,250	$347,091
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.81%	0.93%[4]	0.93%	0.93%	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.93%	0.98%	0.98%	0.99%
Net investment income to average net assets	4.65%	4.40%[4]	4.77%	3.51%	2.85%
Portfolio turnover	236%	188%	196%	147%	185%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.22	$12.27	$12.49	$12.56	$12.56
Net investment income	0.41 [1]	0.40 [1]	0.39 [1]	0.40 [1]	0.39
Net realized and unrealized gains (losses) from investment activities	(0.07)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.34	0.35	0.17	0.33	0.39
Dividends from net investment income	(0.41)	(0.40)	(0.39)	(0.40)	(0.39)
Net asset value, end of year	$12.15	$12.22	$12.27	$12.49	$12.56
Total investment return[3]	2.81%	2.84%	1.42%	2.61%	3.09%
Ratios/supplemental data:
Net assets, end of year (000's)	$87,036	$90,219	$99,169	$115,286	$131,888
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%	1.01%	0.99%	0.96%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.01%	1.02%	1.04%	1.03%	1.08%
Net investment income to average net assets	3.34%	3.21%	3.19%	3.12%	3.03%
Portfolio turnover	16%	48%	27%	35%	46%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.23	$12.27	$12.49	$12.56	$12.56
Net investment income	0.31 [1]	0.30 [1]	0.29 [1]	0.30 [1]	0.30
Net realized and unrealized gains (losses) from investment activities	(0.06)	(0.04)	(0.21)	(0.07)	(0.01)
Net increase from operations	0.25	0.26	0.08	0.23	0.29
Dividends from net investment income	(0.32)	(0.30)	(0.30)	(0.30)	(0.29)
Net asset value, end of year	$12.16	$12.23	$12.27	$12.49	$12.56
Total investment return[3]	2.05%	2.10%	0.65%	1.82%	2.31%
Ratios/supplemental data:
Net assets, end of year (000's)	$196	$259	$985	$2,665	$4,861
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%	1.76%	1.74%	1.71%	1.71%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.89%	1.78%	1.80%	1.79%	1.83%
Net investment income to average net assets	2.57%	2.44%	2.43%	2.37%	2.28%
Portfolio turnover	16%	48%	27%	35%	46%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.22	$12.27	$12.49	$12.56	$12.56
Net investment income	0.35 [1]	0.33 [1]	0.33 [1]	0.33 [1]	0.32
Net realized and unrealized gains (losses) from investment activities	(0.06)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.29	0.28	0.11	0.26	0.32
Dividends from net investment income	(0.35)	(0.33)	(0.33)	(0.33)	(0.32)
Net asset value, end of year	$12.16	$12.22	$12.27	$12.49	$12.56
Total investment return[3]	2.38%	2.32%	0.91%	2.07%	2.56%
Ratios/supplemental data:
Net assets, end of year (000's)	$13,905	$14,777	$17,315	$21,291	$25,191
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%	1.51%	1.50%	1.48%	1.48%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.52%	1.53%	1.55%	1.55%	1.59%
Net investment income to average net assets	2.84%	2.71%	2.68%	2.61%	2.51%
Portfolio turnover	16%	48%	27%	35%	46%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.23	$12.28	$12.49	$12.56	$12.56
Net investment income	0.44 [1]	0.43 [1]	0.43 [1]	0.42 [1]	0.41
Net realized and unrealized gains (losses) from investment activities	(0.07)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.37	0.38	0.21	0.35	0.41
Dividends from net investment income	(0.44)	(0.43)	(0.42)	(0.42)	(0.41)
Net asset value, end of year	$12.16	$12.23	$12.28	$12.49	$12.56
Total investment return[3]	3.05%	3.09%	1.75%	2.83%	3.29%
Ratios/supplemental data:
Net assets, end of year (000's)	$136	$137	$176	$186	$200
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.76%	0.75%	0.74%	0.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%	0.83%	0.84%	0.85%	0.90%
Net investment income to average net assets	3.59%	3.46%	3.44%	3.35%	3.26%
Portfolio turnover	16%	48%	27%	35%	46%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.22	$12.27	$12.49	$12.56	$12.56
Net investment income	0.44 [1]	0.43 [1]	0.42 [1]	0.42 [1]	0.41
Net realized and unrealized gains (losses) from investment activities	(0.06)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.38	0.38	0.20	0.35	0.41
Dividends from net investment income	(0.44)	(0.43)	(0.42)	(0.42)	(0.41)
Net asset value, end of year	$12.16	$12.22	$12.27	$12.49	$12.56
Total investment return[3]	3.14%	3.10%	1.66%	2.81%	3.29%
Ratios/supplemental data:
Net assets, end of year (000's)	$242,033	$194,370	$140,320	$111,908	$94,445
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.76%	0.76%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%	0.81%	0.84%	0.82%	0.88%
Net investment income to average net assets	3.59%	3.47%	3.43%	3.33%	3.24%
Portfolio turnover	16%	48%	27%	35%	46%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$11.38	$11.20	$11.76	$11.74	$11.78
Net investment income[2]	0.25	0.25	0.25	0.24	0.22
Net realized and unrealized gains (losses) from investment activities	1.14	0.23	(0.06)	0.52	0.70
Net increase from operations	1.39	0.48	0.19	0.76	0.92
Dividends from net investment income	(0.93)	(0.30)	(0.57)	(0.72)	(0.96)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.93)	(0.30)	(0.75)	(0.74)	(0.96)
Net asset value, end of year	$11.84	$11.38	$11.20	$11.76	$11.74
Total investment return[3]	12.76%	4.36%	1.86%	6.33%	7.76%
Ratios/supplemental data:
Net assets, end of year (000's)	$118,784	$111,910	$124,045	$144,325	$159,669
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.25%	1.37%	1.37%	1.37%[4]	1.36%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%	1.37%	1.40%	1.41%[4]	1.45%
Net investment income to average net assets	2.07%	2.23%	2.25%	1.98%	1.83%
Portfolio turnover	65%	111%	175%	260%	244%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$11.40	$11.22	$11.78	$11.76	$11.80
Net investment income[2]	0.15	0.16	0.17	0.15	0.13
Net realized and unrealized gains (losses) from investment activities	1.16	0.24	(0.06)	0.52	0.70
Net increase from operations	1.31	0.40	0.11	0.67	0.83
Dividends from net investment income	(0.84)	(0.22)	(0.49)	(0.63)	(0.87)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.84)	(0.22)	(0.67)	(0.65)	(0.87)
Net asset value, end of year	$11.87	$11.40	$11.22	$11.78	$11.76
Total investment return[3]	11.89%	3.57%	1.08%	5.52%	6.94%
Ratios/supplemental data:
Net assets, end of year (000's)	$505	$723	$878	$1,450	$1,907
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.00%	2.13%	2.12%	2.12%[4]	2.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.15%	2.13%	2.16%	2.17%[4]	2.21%
Net investment income to average net assets	1.31%	1.47%	1.50%	1.22%	1.08%
Portfolio turnover	65%	111%	175%	260%	244%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$11.38	$11.20	$11.76	$11.74	$11.78
Net investment income[2]	0.19	0.20	0.20	0.18	0.16
Net realized and unrealized gains (losses) from investment activities	1.15	0.23	(0.06)	0.53	0.70
Net increase from operations	1.34	0.43	0.14	0.71	0.86
Dividends from net investment income	(0.87)	(0.25)	(0.52)	(0.67)	(0.90)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.87)	(0.25)	(0.70)	(0.69)	(0.90)
Net asset value, end of year	$11.85	$11.38	$11.20	$11.76	$11.74
Total investment return[3]	12.20%	3.86%	1.35%	5.82%	7.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,161	$6,347	$7,499	$8,736	$8,754
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.75%	1.85%	1.87%	1.86%[4]	1.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.84%	1.85%	1.89%	1.92%[4]	1.93%
Net investment income to average net assets	1.57%	1.74%	1.75%	1.50%	1.34%
Portfolio turnover	65%	111%	175%	260%	244%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$11.36	$11.19	$11.75	$11.73	$11.78
Net investment income[2]	0.29	0.29	0.29	0.28	0.26
Net realized and unrealized gains (losses) from investment activities	1.15	0.22	(0.06)	0.52	0.69
Net increase from operations	1.44	0.51	0.23	0.80	0.95
Dividends from net investment income	(0.97)	(0.34)	(0.61)	(0.76)	(1.00)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.97)	(0.34)	(0.79)	(0.78)	(1.00)
Net asset value, end of year	$11.83	$11.36	$11.19	$11.75	$11.73
Total investment return[3]	13.16%	4.67%	2.21%	6.67%	8.01%
Ratios/supplemental data:
Net assets, end of year (000's)	$10,253	$7,113	$7,077	$9,285	$9,673
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93%	1.03%[5]	1.05%[5]	1.06%[4,5]	1.05%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.99%	1.03%	1.05%	1.06%[4]	1.08%
Net investment income to average net assets	2.40%	2.58%[5]	2.57%[5]	2.30%[5]	2.14%
Portfolio turnover	65%	111%	175%	260%	244%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$11.38	$11.20	$11.76	$11.74	$11.78
Net investment income[2]	0.28	0.28	0.28	0.27	0.25
Net realized and unrealized gains (losses) from investment activities	1.14	0.23	(0.06)	0.52	0.70
Net increase from operations	1.42	0.51	0.22	0.79	0.95
Dividends from net investment income	(0.96)	(0.33)	(0.60)	(0.75)	(0.99)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.96)	(0.33)	(0.78)	(0.77)	(0.99)
Net asset value, end of year	$11.84	$11.38	$11.20	$11.76	$11.74
Total investment return[3]	12.95%	4.62%	2.11%	6.58%	8.02%
Ratios/supplemental data:
Net assets, end of year (000's)	$534,097	$440,787	$349,676	$274,572	$203,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.00%	1.13%	1.13%	1.14%[4]	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.18%	1.22%	1.27%	1.29%[4]	1.32%
Net investment income to average net assets	2.32%	2.49%	2.49%	2.25%	2.07%
Portfolio turnover	65%	111%	175%	260%	244%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A			Class Y
	For the years ended July 31,		For the period ended July 31,	For the period ended July 24,
	2008	2007	2006[1]	2006[2,3]
Net asset value, beginning of period	$9.60	$9.81	$9.95	$10.00
Net investment income[5]	0.60	0.60	0.11	0.17
Net realized and unrealized losses from investment activities	(0.54)	(0.23)	(0.10)	(0.22)
Net increase (decrease) from operations	0.06	0.37	0.01	(0.05)
Dividends from net investment income	(0.59)	(0.58)	(0.15)	(0.14)
Distributions from net realized gains from investment activities	(0.01)	—	—	—
Return of capital	(0.02)	—	—	—
Total dividends and distributions	(0.62)	(0.58)	(0.15)	(0.14)
Net asset value, end of period	$9.04	$9.60	$9.81	$9.81
Total investment return[6]	0.58%	3.66%	0.15%	(0.45)%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,181	$741	$345	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.35%	1.35%	1.35%[7]	1.10%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.59%	1.96%	7.56%[7]	2.32%[7]
Net investment income to average net assets	6.43%	5.96%	6.04%[7]	5.94%[7]
Portfolio turnover	25%	26%	39%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period April 3, 2006 (commencement of issuance) through July 24, 2006.

3  At July 25, 2006 there were no shares outstanding.

4  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

	Class P
	For the years ended July 31,		For the period ended July 31,
	2008	2007	2006[4]
Net asset value, beginning of period	$9.61	$9.81	$9.95
Net investment income[5]	0.63	0.62	0.14
Net realized and unrealized losses from investment activities	(0.56)	(0.22)	(0.09)
Net increase (decrease) from operations	0.07	0.40	0.05
Dividends from net investment income	(0.61)	(0.60)	(0.19)
Distributions from net realized gains from investment activities	(0.01)	—	—
Return of capital	(0.02)	—	—
Total dividends and distributions	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$9.04	$9.61	$9.81
Total investment return[6]	0.71%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$142,985	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10%	1.10%	1.10%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.31%	1.72%	8.16%[7]
Net investment income to average net assets	6.68%	6.24%	6.34%[7]
Portfolio turnover	25%	26%	39%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$22.41	$22.35	$20.64	$17.56	$15.39
Net investment income	0.25 [2]	0.23 [2]	0.22 [2]	0.22 [2]	0.18
Net realized and unrealized gains (losses) from investment activities	(3.34)	2.80	2.16	3.06	2.13
Net increase (decrease) from operations	(3.09)	3.03	2.38	3.28	2.31
Dividends from net investment income	(0.11)	(0.23)	(0.20)	(0.20)	(0.14)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(2.65)	(2.97)	(0.67)	(0.20)	(0.14)
Net asset value, end of year	$16.67	$22.41	$22.35	$20.64	$17.56
Total investment return[3]	(15.56)%	13.94%	11.77%	18.78%	15.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$217,986	$291,942	$292,632	$306,916	$305,359
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.09%	1.08%	1.14%[4]	1.15%[4]	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%	1.21%	1.27%	1.27%	1.31%
Net investment income to average net assets	1.26%	0.99%	1.03%[4]	1.16%[4]	0.98%
Portfolio turnover	161%	105%	95%	74%	73%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$22.43	$22.34	$20.62	$17.50	$15.34
Net investment income	0.06 [2]	0.04 [2]	0.03 [2]	0.07 [2]	0.02
Net realized and unrealized gains (losses) from investment activities	(3.33)	2.79	2.16	3.05	2.14
Net increase (decrease) from operations	(3.27)	2.83	2.19	3.12	2.16
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(2.54)	(2.74)	(0.47)	—	—
Net asset value, end of year	$16.62	$22.43	$22.34	$20.62	$17.50
Total investment return[3]	(16.38)%	13.00%	10.77%	17.83%	14.08%
Ratios/supplemental data:
Net assets, end of year (000's)	$765	$1,872	$5,289	$8,554	$23,273
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%	1.98%	2.00%	2.02%[4]	2.04%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.16%	2.11%	2.13%	2.13%	2.14%
Net investment income to average net assets	0.29%	0.18%	0.16%	0.36%[4]	0.16%[4]
Portfolio turnover	161%	105%	95%	74%	73%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$22.36	$22.29	$20.58	$17.50	$15.34
Net investment income	0.09 [2]	0.05 [2]	0.05 [2]	0.07 [2]	0.03
Net realized and unrealized gains (losses) from investment activities	(3.32)	2.80	2.15	3.05	2.14
Net increase (decrease) from operations	(3.23)	2.85	2.20	3.12	2.17
Dividends from net investment income	—	(0.04)	(0.02)	(0.04)	(0.01)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(2.54)	(2.78)	(0.49)	(0.04)	(0.01)
Net asset value, end of year	$16.59	$22.36	$22.29	$20.58	$17.50
Total investment return[3]	(16.24)%	13.11%	10.86%	17.87%	14.14%
Ratios/supplemental data:
Net assets, end of year (000's)	$24,765	$35,110	$36,374	$40,113	$41,701
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.88%	1.86%	1.93%[4]	1.94%[4]	2.00%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.01%	2.00%	2.06%	2.06%	2.10%
Net investment income to average net assets	0.47%	0.21%	0.24%[4]	0.38%[4]	0.19%[4]
Portfolio turnover	161%	105%	95%	74%	73%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$22.51	$22.45	$20.70	$17.60	$15.41
Net investment income	0.32 [2]	0.30 [2]	0.30 [2]	0.28 [2]	0.24
Net realized and unrealized gains (losses) from investment activities	(3.35)	2.82	2.17	3.07	2.14
Net increase (decrease) from operations	(3.03)	3.12	2.47	3.35	2.38
Dividends from net investment income	(0.19)	(0.32)	(0.25)	(0.25)	(0.19)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(2.73)	(3.06)	(0.72)	(0.25)	(0.19)
Net asset value, end of year	$16.75	$22.51	$22.45	$20.70	$17.60
Total investment return[3]	(15.30)%	14.36%	12.20%	19.17%	15.49%
Ratios/supplemental data:
Net assets, end of year (000's)	$33,809	$45,177	$43,234	$42,046	$37,336
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.76%	0.74%	0.77%	0.83%[4]	0.85%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.88%	0.90%	0.95%	0.95%
Net investment income to average net assets	1.59%	1.32%	1.40%	1.48%[4]	1.33%[4]
Portfolio turnover	161%	105%	95%	74%	73%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008[1]	2007	2006	2005	2004
Net asset value, beginning of year	$22.44	$22.38	$20.66	$17.58	$15.40
Net investment income	0.30 [2]	0.28 [2]	0.28 [2]	0.26 [2]	0.19
Net realized and unrealized gains (losses) from investment activities	(3.34)	2.82	2.16	3.07	2.18
Net increase (decrease) from operations	(3.04)	3.10	2.44	3.33	2.37
Dividends from net investment income	(0.17)	(0.30)	(0.25)	(0.25)	(0.19)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(2.71)	(3.04)	(0.72)	(0.25)	(0.19)
Net asset value, end of year	$16.69	$22.44	$22.38	$20.66	$17.58
Total investment return[3]	(15.39)%	14.26%	12.07%	19.03%	15.40%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,159,915	$1,306,425	$1,078,221	$837,901	$598,934
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.85%	0.83%	0.86%	0.91%[4]	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.98%	0.96%	0.99%	1.03%	1.06%
Net investment income to average net assets	1.51%	1.23%	1.30%	1.38%[4]	1.21%
Portfolio turnover	161%	105%	95%	74%	73%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of year	$18.18	$15.75	$15.83	$13.50	$12.78
Net investment income (loss)[3]	0.00 [4]	(0.02)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gains (losses) from investment activities	(1.03)	2.45	(0.05)	2.35	0.79
Net increase (decrease) from operations	(1.03)	2.43	(0.08)	2.33	0.72
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—
Net asset value, end of year	$16.67	$18.18	$15.75	$15.83	$13.50
Total investment return[5]	(5.94)%	15.43%	(0.51)%	17.26%	5.63%
Ratios/supplemental data:
Net assets, end of year (000's)	$77,628	$80,334	$82,201	$95,264	$98,710
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.20%	1.20%	1.23%	1.28%[6]	1.30%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.25%	1.25%	1.28%	1.32%	1.36%
Net investment income (loss) to average net assets	0.00%[7]	(0.10)%	(0.18)%	(0.11)%[6]	(0.48)%[6]
Portfolio turnover	120%	95%	64%	79%	82%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

7  Amount represents less than 0.005%.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of year	$17.22	$15.05	$15.25	$13.12	$12.53
Net investment income (loss)[3]	(0.14)	(0.15)	(0.16)	(0.13)	(0.18)
Net realized and unrealized gains (losses) from investment activities	(0.98)	2.32	(0.04)	2.26	0.77
Net increase (decrease) from operations	(1.12)	2.17	(0.20)	2.13	0.59
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—
Net asset value, end of year	$15.62	$17.22	$15.05	$15.25	$13.12
Total investment return[5]	(6.81)%	14.42%	(1.31)%	16.24%	4.71%
Ratios/supplemental data:
Net assets, end of year (000's)	$371	$643	$1,450	$3,185	$6,038
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.10%	2.16%	2.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.24%	2.24%	2.27%	2.27%	2.27%
Net investment income (loss) to average net assets	(0.85)%	(0.90)%	(1.09)%	(0.98)%	(1.35)%
Portfolio turnover	120%	95%	64%	79%	82%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of year	$17.26	$15.08	$15.27	$13.14	$12.54
Net investment income (loss)[3]	(0.14)	(0.16)	(0.16)	(0.13)	(0.17)
Net realized and unrealized gains (losses) from investment activities	(0.98)	2.34	(0.03)	2.26	0.77
Net increase (decrease) from operations	(1.12)	2.18	(0.19)	2.13	0.60
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—
Total dividends and distributions	(0.48)	—	—	—	—
Net asset value, end of year	$15.66	$17.26	$15.08	$15.27	$13.14
Total investment return[4]	(6.80)%	14.46%	(1.24)%	16.21%	4.78%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,120	$7,488	$7,586	$9,944	$11,152
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.04%[5]	2.05%[5]	2.07%[5]	2.11%[5]	2.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.09%	2.09%	2.12%	2.15%	2.19%
Net investment income (loss) to average net assets	(0.84)%[5]	(0.95)%[5]	(1.03)%[5]	(0.94)%[5]	(1.29)%
Portfolio turnover	120%	95%	64%	79%	82%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of year	$18.54	$16.05	$16.09	$13.67	$12.88
Net investment income (loss)[3]	0.07	0.05	0.03	0.04	(0.01)
Net realized and unrealized gains (losses) from investment activities	(1.05)	2.49	(0.04)	2.38	0.80
Net increase (decrease) from operations	(0.98)	2.54	(0.01)	2.42	0.79
Dividends from net investment income	(0.05)	(0.05)	(0.03)	—	—
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—
Total dividends and distributions	(0.53)	(0.05)	(0.03)	—	—
Net asset value, end of year	$17.03	$18.54	$16.05	$16.09	$13.67
Total investment return[4]	(5.64)%	15.90%	(0.10)%	17.70%	6.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$23,263	$26,125	$22,668	$25,014	$22,647
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.82%	0.82%	0.85%[5]	0.85%	0.89%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%	0.86%	0.89%	0.90%	0.93%
Net investment income (loss) to average net assets	0.38%	0.27%	0.20%[5]	0.30%	(0.07)%
Portfolio turnover	120%	95%	64%	79%	82%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of year	$18.45	$15.97	$16.02	$13.62	$12.85
Net investment income (loss)[3]	0.05	0.03	0.02	0.03	(0.02)
Net realized and unrealized gains (losses) from investment activities	(1.04)	2.49	(0.05)	2.37	0.79
Net increase (decrease) from operations	(0.99)	2.52	(0.03)	2.40	0.77
Dividends from net investment income	(0.04)	(0.04)	(0.02)	—	—
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—
Total dividends and distributions	(0.52)	(0.04)	(0.02)	—	—
Net asset value, end of year	$16.94	$18.45	$15.97	$16.02	$13.62
Total investment return[4]	(5.68)%	15.76%	(0.20)%	17.62%	5.99%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,230,206	$1,231,468	$945,358	$780,687	$546,373
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.91%	0.91%	0.95%[5]	0.97%[5]	1.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%	0.95%	1.00%	1.01%	1.05%
Net investment income (loss) to average net assets	0.29%	0.17%	0.12%[5]	0.18%[5]	(0.18)%
Portfolio turnover	120%	95%	64%	79%	82%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of year	$19.29	$17.07	$21.80	$19.63	$16.49
Net investment income (loss)[2]	0.06	0.01	(0.03)	(0.05)	(0.07)
Net realized and unrealized gains (losses) from investment activities	(3.01)	2.97	(0.82)	4.27	3.21
Net increase (decrease) from operations	(2.95)	2.98	(0.85)	4.22	3.14
Dividends from net investment income	(0.00)[3]	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(2.07)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of year	$14.27	$19.29	$17.07	$21.80	$19.63
Total investment return[4]	(16.25)%	17.70%	(4.10)%	22.35%	19.04%
Ratios/supplemental data:
Net assets, end of year (000's)	$37,185	$47,845	$45,583	$55,299	$50,786
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.29%	1.27%	1.30%	1.33%[5]	1.36%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.29%	1.27%	1.30%	1.33%	1.36%
Net investment income (loss) to average net assets	0.34%	0.05%	(0.16)%	(0.27)%[5]	(0.38)%[5]
Portfolio turnover	43%	59%	81%	55%	36%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Investments, LLC continues to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

2  Calculated using the average shares method.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of year	$18.06	$16.15	$21.00	$19.12	$16.19
Net investment income (loss)[2]	(0.08)	(0.14)	(0.18)	(0.21)	(0.21)
Net realized and unrealized gains (losses) from investment activities	(2.79)	2.81	(0.79)	4.14	3.14
Net increase (decrease) from operations	(2.87)	2.67	(0.97)	3.93	2.93
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(2.07)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of year	$13.12	$18.06	$16.15	$21.00	$19.12
Total investment return[4]	(16.99)%	16.77%	(4.93)%	21.38%	18.10%
Ratios/supplemental data:
Net assets, end of year (000's)	$333	$1,006	$1,859	$4,373	$6,683
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%	2.13%	2.14%[5]	2.14%[5]	2.16%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.20%	2.13%	2.14%	2.14%	2.16%
Net investment income (loss) to average net assets	(0.53)%	(0.80)%	(0.97)%[5]	(1.09)%[5]	(1.19)%[5]
Portfolio turnover	43%	59%	81%	55%	36%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of year	$18.12	$16.19	$21.03	$19.13	$16.19
Net investment income (loss)[2]	(0.06)	(0.13)	(0.17)	(0.20)	(0.21)
Net realized and unrealized gains (losses) from investment activities	(2.81)	2.82	(0.79)	4.15	3.15
Net increase (decrease) from operations	(2.87)	2.69	(0.96)	3.95	2.94
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(2.07)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of year	$13.18	$18.12	$16.19	$21.03	$19.13
Total investment return[3]	(16.93)%	16.85%	(4.86)%	21.48%	18.16%
Ratios/supplemental data:
Net assets, end of year (000's)	$8,400	$11,964	$11,552	$14,515	$13,548
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.06%	2.04%	2.08%	2.08%[4]	2.13%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.06%	2.04%	2.08%	2.08%	2.13%
Net investment income (loss) to average net assets	(0.42)%	(0.71)%	(0.93)%	(1.03)%[4]	(1.15)%[4]
Portfolio turnover	43%	59%	81%	55%	36%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Investments, LLC continues to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of year	$19.73	$17.39	$22.07	$19.78	$16.56
Net investment income (loss)[2]	0.11	0.07	0.03	0.02	(0.01)
Net realized and unrealized gains (losses) from investment activities	(3.07)	3.03	(0.83)	4.32	3.23
Net increase (decrease) from operations	(2.96)	3.10	(0.80)	4.34	3.22
Dividends from net investment income	(0.06)	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(2.13)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of year	$14.64	$19.73	$17.39	$22.07	$19.78
Total investment return[3]	(15.95)%	18.07%	(3.78)%	22.82%	19.44%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,443	$5,980	$4,311	$4,994	$3,754
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.95%	0.94%	0.97%	0.98%[4]	1.04%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%	0.94%	0.97%	0.98%	1.04%
Net investment income (loss) to average net assets	0.68%	0.37%	0.17%	0.08%[4]	(0.05)%[4]
Portfolio turnover	43%	59%	81%	55%	36%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of year	$19.60	$17.31	$22.02	$19.78	$16.58
Net investment income (loss)[2]	0.08	0.03	(0.00)[3]	(0.02)	(0.03)
Net realized and unrealized gains (losses) from investment activities	(3.05)	3.02	(0.83)	4.31	3.23
Net increase (decrease) from operations	(2.97)	3.05	(0.83)	4.29	3.20
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(2.10)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of year	$14.53	$19.60	$17.31	$22.02	$19.78
Total investment return[4]	(16.13)%	17.86%	(3.95)%	22.55%	19.30%
Ratios/supplemental data:
Net assets, end of year (000's)	$428,819	$483,873	$387,514	$366,083	$277,254
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%	1.16%[5]	1.16%	1.16%	1.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.18%	1.16%	1.18%	1.17%	1.20%
Net investment income (loss) to average net assets	0.48%	0.16%[5]	(0.03)%	(0.10)%	(0.17)%
Portfolio turnover	43%	59%	81%	55%	36%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Investments, LLC continues to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

2  Calculated using the average shares method.

3  Amount of loss represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of year	$17.30	$14.45	$17.52	$14.08	$13.08
Net investment loss[3]	(0.11)	(0.12)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gains (losses) from investment activities	(1.53)	3.40	(0.58)	3.64	1.13
Net increase (decrease) from operations	(1.64)	3.28	(0.70)	3.50	1.00
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of year	$13.06	$17.30	$14.45	$17.52	$14.08
Total investment return[4]	(11.39)%	23.00%	(4.22)%	24.91%	7.65%
Ratios/supplemental data:
Net assets, end of year (000's)	$41,494	$49,562	$48,824	$60,328	$60,239
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.31%	1.30%	1.32%	1.33%[5]	1.37%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.31%	1.30%	1.32%	1.33%	1.37%
Net investment loss to average net assets	(0.70)%	(0.77)%	(0.78)%	(0.92)%[5]	(0.88)%[5]
Portfolio turnover	128%	109%	134%	60%	85%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of year	$16.22	$13.68	$16.86	$13.68	$12.82
Net investment loss[3]	(0.22)	(0.23)	(0.24)	(0.28)	(0.24)
Net realized and unrealized gains (losses) from investment activities	(1.41)	3.20	(0.57)	3.52	1.10
Net increase (decrease) from operations	(1.63)	2.97	(0.81)	3.24	0.86
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of year	$11.99	$16.22	$13.68	$16.86	$13.68
Total investment return[4]	(12.16)%	22.02%	(5.13)%	23.73%	6.71%
Ratios/supplemental data:
Net assets, end of year (000's)	$123	$310	$696	$1,915	$2,836
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.13%	2.19%	2.27%	2.23%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.43%	2.30%	2.27%	2.28%	2.24%
Net investment loss to average net assets	(1.52)%	(1.58)%	(1.62)%	(1.85)%	(1.74)%
Portfolio turnover	128%	109%	134%	60%	85%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of year	$16.30	$13.74	$16.90	$13.70	$12.83
Net investment loss[3]	(0.21)	(0.24)	(0.24)	(0.26)	(0.24)
Net realized and unrealized gains (losses) from investment activities	(1.42)	3.23	(0.55)	3.52	1.11
Net increase (decrease) from operations	(1.63)	2.99	(0.79)	3.26	0.87
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of year	$12.07	$16.30	$13.74	$16.90	$13.70
Total investment return[4]	(12.08)%	22.14%	(4.98)%	23.84%	6.78%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,991	$6,712	$6,709	$8,337	$8,850
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.08%	2.08%	2.11%	2.15%[5]	2.16%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.08%	2.08%	2.11%	2.15%	2.16%
Net investment loss to average net assets	(1.47)%	(1.55)%	(1.56)%	(1.74)%[5]	(1.68)%[5]
Portfolio turnover	128%	109%	134%	60%	85%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of year	$17.71	$14.72	$17.74	$14.21	$13.15
Net investment loss[3]	(0.05)	(0.07)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gains (losses) from investment activities	(1.59)	3.49	(0.58)	3.68	1.13
Net increase (decrease) from operations	(1.64)	3.42	(0.65)	3.59	1.06
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of year	$13.47	$17.71	$14.72	$17.74	$14.21
Total investment return[4]	(11.09)%	23.54%	(3.86)%	25.32%	8.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,671	$6,022	$4,279	$4,057	$2,980
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.93%	0.95%	0.96%	0.97%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.93%	0.95%	0.96%	0.97%
Net investment loss to average net assets	(0.33)%	(0.41)%	(0.41)%	(0.55)%	(0.50)%[5]
Portfolio turnover	128%	109%	134%	60%	85%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of year	$17.61	$14.67	$17.72	$14.22	$13.18
Net investment loss[3]	(0.08)	(0.10)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gains (losses) from investment activities	(1.57)	3.47	(0.58)	3.67	1.14
Net increase (decrease) from operations	(1.65)	3.37	(0.68)	3.56	1.04
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of year	$13.36	$17.61	$14.67	$17.72	$14.22
Total investment return[4]	(11.22)%	23.28%	(4.05)%	25.08%	7.89%
Ratios/supplemental data:
Net assets, end of year (000's)	$456,354	$500,929	$380,197	$356,839	$262,516
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.17%	1.16%	1.18%	1.18%	1.17%
Net investment loss to average net assets	(0.52)%	(0.60)%	(0.59)%	(0.72)%	(0.65)%
Portfolio turnover	128%	109%	134%	60%	85%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of year	$21.27	$19.03	$15.46	$12.96	$10.37
Net investment income (loss)[2]	0.41	0.29	0.30	0.21	0.04
Net realized and unrealized gains (losses) from investment activities	(2.99)	4.09	3.50	2.35	2.60
Net increase (decrease) from operations	(2.58)	4.38	3.80	2.56	2.64
Dividends from net investment income	(0.28)	(0.35)	(0.23)	(0.06)	(0.05)
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(2.52)	(2.14)	(0.23)	(0.06)	(0.05)
Net asset value, end of year	$16.17	$21.27	$19.03	$15.46	$12.96
Total investment return[3]	(13.73)%	24.14%	24.77%	19.78%	25.47%
Ratios/supplemental data:
Net assets, end of year (000's)	$106,380	$130,966	$111,153	$97,046	$92,590
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.37%	1.38%	1.47%[4]	1.55%[4]	1.59%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.37%	1.38%	1.47%	1.55%	1.59%
Net investment income (loss) to average net assets	2.16%	1.42%	1.73%[4]	1.45%[4]	0.33%[4]
Portfolio turnover	54%	61%	52%	39%	117%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of year	$20.80	$18.60	$15.07	$12.71	$10.23
Net investment income (loss)[2]	0.17	0.07	0.12	0.05	(0.09)
Net realized and unrealized gains (losses) from investment activities	(2.88)	4.04	3.43	2.31	2.57
Net increase (decrease) from operations	(2.71)	4.11	3.55	2.36	2.48
Dividends from net investment income	(0.06)	(0.12)	(0.02)	—	—
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(2.30)	(1.91)	(0.02)	—	—
Net asset value, end of year	$15.79	$20.80	$18.60	$15.07	$12.71
Total investment return[3]	(14.57)%	23.03%	23.60%	18.57%	24.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$186	$489	$740	$831	$976
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.31%	2.27%	2.45%[4]	2.55%[4]	2.63%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.31%	2.27%	2.45%	2.55%	2.64%
Net investment income (loss) to average net assets	0.89%	0.37%	0.73%[4]	0.39%[4]	(0.73)%
Portfolio turnover	54%	61%	52%	39%	117%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of year	$20.81	$18.65	$15.16	$12.76	$10.25
Net investment income (loss)[2]	0.25	0.12	0.14	0.09	(0.06)
Net realized and unrealized gains (losses) from investment activities	(2.92)	4.01	3.44	2.31	2.57
Net increase (decrease) from operations	(2.67)	4.13	3.58	2.40	2.51
Dividends from net investment income	(0.11)	(0.18)	(0.09)	—	—
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(2.35)	(1.97)	(0.09)	—	—
Net asset value, end of year	$15.79	$20.81	$18.65	$15.16	$12.76
Total investment return[3]	(14.42)%	23.13%	23.68%	18.81%	24.49%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,949	$8,856	$8,168	$8,099	$7,576
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.18%	2.18%	2.32%[4]	2.35%[4]	2.44%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.18%	2.18%	2.32%	2.35%	2.44%
Net investment income (loss) to average net assets	1.33%	0.60%	0.84%[4]	0.64%[4]	(0.53)%[4]
Portfolio turnover	54%	61%	52%	39%	117%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of year	$21.30	$19.06	$15.49	$12.98	$10.37
Net investment income (loss)[2]	0.48	0.36	0.38	0.28	0.10
Net realized and unrealized gains (losses) from investment activities	(2.98)	4.10	3.49	2.36	2.60
Net increase (decrease) from operations	(2.50)	4.46	3.87	2.64	2.70
Dividends from net investment income	(0.36)	(0.43)	(0.30)	(0.13)	(0.09)
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(2.60)	(2.22)	(0.30)	(0.13)	(0.09)
Net asset value, end of year	$16.20	$21.30	$19.06	$15.49	$12.98
Total investment return[3]	(13.38)%	24.55%	25.25%	20.35%	26.12%
Ratios/supplemental data:
Net assets, end of year (000's)	$50,655	$65,377	$53,388	$45,107	$39,474
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.02%	1.02%	1.06%	1.11%	1.15%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.02%	1.02%	1.06%	1.11%	1.15%
Net investment income (loss) to average net assets	2.51%	1.78%	2.14%	1.93%	0.80%
Portfolio turnover	54%	61%	52%	39%	117%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of year	$21.27	$19.03	$15.46	$12.96	$10.36
Net investment income[2]	0.46	0.35	0.37	0.27	0.09
Net realized and unrealized gains (losses) from investment activities	(2.99)	4.09	3.48	2.34	2.59
Net increase (decrease) from operations	(2.53)	4.44	3.85	2.61	2.68
Dividends from net investment income	(0.34)	(0.41)	(0.28)	(0.11)	(0.08)
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(2.58)	(2.20)	(0.28)	(0.11)	(0.08)
Net asset value, end of year	$16.16	$21.27	$19.03	$15.46	$12.96
Total investment return[3]	(13.53)%	24.48%	25.17%	20.16%	25.93%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,048,105	$1,173,137	$900,603	$625,091	$425,956
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.12%	1.12%	1.17%	1.24%[4]	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.12%	1.12%	1.17%	1.24%	1.30%
Net investment income to average net assets	2.44%	1.70%	2.09%	1.83%[4]	0.73%
Portfolio turnover	54%	61%	52%	39%	117%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004
Net asset value, beginning of year	$23.61	$18.30	$15.13	$10.55	$8.88
Net investment income (loss)[2]	0.25	0.21	0.21	0.15	0.02
Net realized and unrealized gains (losses) from investment activities	(0.49)	8.02	3.10	4.43	1.65
Net increase (decrease) from operations	(0.24)	8.23	3.31	4.58	1.67
Dividends from net investment income	(0.27)	(0.22)	(0.14)	(0.00)[3]	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.91)	(2.92)	(0.14)	(0.00)[3]	—
Net asset value, end of year	$19.46	$23.61	$18.30	$15.13	$10.55
Total investment return[4]	(2.61)%	49.16%	21.97%	43.42%	18.81%
Ratios/supplemental data:
Net assets, end of year (000's)	$29,938	$31,216	$21,651	$16,691	$11,965
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.86%	1.89%	1.97%[5]	2.09%[5]	2.13%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.86%	1.89%	1.97%	2.09%	2.13%
Net investment income (loss) to average net assets	1.14%	1.05%	1.20%[5]	1.13%[5]	0.20%[5]
Portfolio turnover	53%	54%	84%	119%	128%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004
Net asset value, beginning of year	$22.61	$17.60	$14.55	$10.25	$8.70
Net investment income (loss)[2]	0.06	0.04	0.05	0.01	(0.09)
Net realized and unrealized gains (losses) from investment activities	(0.46)	7.69	3.00	4.29	1.64
Net increase (decrease) from operations	(0.40)	7.73	3.05	4.30	1.55
Dividends from net investment income	(0.07)	(0.02)	—	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.71)	(2.72)	—	—	—
Net asset value, end of year	$18.50	$22.61	$17.60	$14.55	$10.25
Total investment return[4]	(3.41)%	47.95%	20.96%	41.95%	17.82%
Ratios/supplemental data:
Net assets, end of year (000's)	$319	$535	$522	$690	$857
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.68%	2.69%	2.86%[5]	3.02%[5]	3.03%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.68%	2.69%	2.86%	3.02%	3.03%
Net investment income (loss) to average net assets	0.28%	0.20%	0.29%[5]	0.11%[5]	(0.90)%[5]
Portfolio turnover	53%	54%	84%	119%	128%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004
Net asset value, beginning of year	$22.61	$17.62	$14.58	$10.25	$8.69
Net investment income (loss)[2]	0.08	0.06	0.07	0.04	(0.07)
Net realized and unrealized gains (losses) from investment activities	(0.46)	7.69	3.00	4.29	1.63
Net increase (decrease) from operations	(0.38)	7.75	3.07	4.33	1.56
Dividends from net investment income	(0.11)	(0.06)	(0.03)	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.75)	(2.76)	(0.03)	—	—
Net asset value, end of year	$18.48	$22.61	$17.62	$14.58	$10.25
Total investment return[3]	(3.34)%	48.03%	21.06%	42.24%	17.95%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,536	$7,461	$5,484	$4,625	$3,768
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.60%	2.64%	2.78%[4]	2.86%[4]	2.91%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.60%	2.64%	2.78%	2.86%	2.91%
Net investment income (loss) to average net assets	0.39%	0.30%	0.40%[4]	0.35%[4]	(0.64)%[4]
Portfolio turnover	53%	54%	84%	119%	128%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004
Net asset value, beginning of year	$23.95	$18.53	$15.30	$10.66	$8.94
Net investment income (loss)[2]	0.34	0.30	0.30	0.23	0.09
Net realized and unrealized gains (losses) from investment activities	(0.51)	8.12	3.13	4.45	1.63
Net increase (decrease) from operations	(0.17)	8.42	3.43	4.68	1.72
Dividends from net investment income	(0.35)	(0.30)	(0.20)	(0.04)	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.99)	(3.00)	(0.20)	(0.04)	—
Net asset value, end of year	$19.79	$23.95	$18.53	$15.30	$10.66
Total investment return[3]	(2.22)%	49.74%	22.52%	43.97%	19.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$31,579	$29,576	$20,201	$14,518	$5,017
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.50%	1.52%	1.56%	1.67%	1.71%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.50%	1.52%	1.56%	1.67%	1.71%
Net investment income (loss) to average net assets	1.49%	1.44%	1.64%	1.72%	0.78%[4]
Portfolio turnover	53%	54%	84%	119%	128%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2008	2007	2006	2005[1]	2004
Net asset value, beginning of year	$23.84	$18.44	$15.25	$10.64	$8.94
Net investment income[2]	0.28	0.23	0.21	0.17	0.04
Net realized and unrealized gains (losses) from investment activities	(0.51)	8.09	3.13	4.45	1.66
Net increase (decrease) from operations	(0.23)	8.32	3.34	4.62	1.70
Dividends from net investment income	(0.29)	(0.22)	(0.15)	(0.01)	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.93)	(2.92)	(0.15)	(0.01)	—
Net asset value, end of year	$19.68	$23.84	$18.44	$15.25	$10.64
Total investment return[3]	(2.52)%	49.31%	21.98%	43.46%	19.02%
Ratios/supplemental data:
Net assets, end of year (000's)	$337,958	$374,910	$259,321	$199,403	$117,746
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.78%	1.82%	1.98%[4]	2.00%	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.78%	1.82%	1.98%	2.05%	2.08%
Net investment income to average net assets	1.22%	1.13%	1.20%[4]	1.28%	0.37%
Portfolio turnover	53%	54%	84%	119%	128%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

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UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A		Class C
	For the year ended July 31, 2008	For the period ended July 31, 2007[1]	For the year ended July 31, 2008	For the period ended July 31, 2007[1]
Net asset value, beginning of period	$9.54	$9.84	$9.49	$9.84
Net investment income[5]	0.19	0.09	0.12	0.05
Net realized and unrealized gains (losses) from investment activities	(1.70)	(0.35)	(1.69)	(0.36)
Net increase (decrease) from operations	(1.51)	(0.26)	(1.57)	(0.31)
Dividends from net investment income	(0.27)	(0.04)	(0.20)	(0.04)
Distributions from net realized gains from investment activities	(0.03)	—	(0.03)	—
Total dividends and distributions	(0.30)	(0.04)	(0.23)	(0.04)
Net asset value, end of period	$7.73	$9.54	$7.69	$9.49
Total investment return[6]	(16.22)%	(2.63)%	(16.84)%	(3.16)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,647	$4,199	$213	$343
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%	1.45%[7]	2.20%	2.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.74%	3.06%[7]	2.68%	3.78%[7]
Net investment income to average net assets	2.10%	1.47%[7]	1.29%	0.84%[7]
Portfolio turnover	68%	38%	68%	38%

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through February 15, 2007.

3  At February 16, 2007 there were no shares outstanding.

4  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

	Class Y	Class P
	For the period ended February 15, 2007[2,3]	For the year ended July 31, 2008	For the period ended July 31, 2007[4]
Net asset value, beginning of period	$10.00	$9.56	$10.26
Net investment income[5]	0.06	0.21	0.09
Net realized and unrealized gains (losses) from investment activities	0.97	(1.71)	(0.79)
Net increase (decrease) from operations	1.03	(1.50)	(0.70)
Dividends from net investment income	(0.04)	(0.28)	—
Distributions from net realized gains from investment activities	—	(0.03)	—
Total dividends and distributions	(0.04)	(0.31)	—
Net asset value, end of period	$10.99	$7.75	$9.56
Total investment return[6]	10.39%	(16.06)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$—	$70,125	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%[7]	1.20%	1.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.92%[7]	1.71%	3.02%[7]
Net investment income to average net assets	3.07%[7]	2.38%	1.75%[7]
Portfolio turnover	38%	68%	38%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A			Class B
	For the years ended July 31,		For the period ended July 31,	For the years ended July 31,		For the period ended July 31,
	2008[1]	2007	2006[2]	2008	2007	2006[3]
Net asset value, beginning of period	$11.27	$9.93	$10.01	$11.19	$9.91	$9.84
Net investment income[8]	0.09	0.13	0.03	0.01	0.02	0.01
Net realized and unrealized gains (losses) from investment activities	(0.65)	1.26	(0.11)	(0.64)	1.29	0.06
Net increase (decrease) from operations	(0.56)	1.39	(0.08)	(0.63)	1.31	0.07
Dividends from net investment income	(0.07)	(0.05)	—	(0.02)	(0.03)	—
Distributions from net realized gains from investment activities	(0.18)	—	—	(0.18)	—	—
Total dividends and distributions	(0.25)	(0.05)	—	(0.20)	(0.03)	—
Net asset value, end of period	$10.46	$11.27	$9.93	$10.36	$11.19	$9.91
Total investment return[10]	(4.94)%	14.09%	(0.80)%	(5.68)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$150,598	$64,409	$10,393	$23	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.42%[11]	2.52%	2.14%[12]	3.16%	3.23%	2.83%[12]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.42%	2.69%	4.24%[12]	4.51%	3.68%	5.09%[12]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.94%[11]	1.88%	1.66%[12]	2.70%	2.63%	2.38%[12]
Net investment income to average net assets	0.79%[11]	1.21%	1.30%[12]	0.08%	0.31%	0.41%[12]
Portfolio turnover	389%	178%	54%	389%	178%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

3  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

5  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

6  For the period April 3, 2006 (commencement of issuance) through July 26, 2006.

7  At July 27, 2006 there were no shares outstanding.

8  Calculated using the average shares method.

9  Amount of loss represents less than $0.005 per share.

10  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

11  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

12  Annualized.

See accompanying notes to financial statements

	Class C			Class Y		Class P
	For the years ended July 31,		For the period ended July 31,	For the period ended July 31,	For the period ended July 31,	For the years ended July 31,		For the period ended July 31,
	2008	2007	2006[4]	2008[5]	2006[6,7]	2008	2007	2006[2]
Net asset value, beginning of period	$11.20	$9.91	$9.97	$10.52	$10.00	$11.30	$9.94	$10.01
Net investment income[8]	0.01	0.05	0.02	(0.00)[9]	0.06	0.12	0.16	0.03
Net realized and unrealized gains (losses) from investment activities	(0.64)	1.26	(0.08)	(0.01)	(0.20)	(0.65)	1.26	(0.10)
Net increase (decrease) from operations	(0.63)	1.31	(0.06)	(0.01)	(0.14)	(0.53)	1.42	(0.07)
Dividends from net investment income	(0.05)	(0.02)	—	—	—	(0.08)	(0.06)	—
Distributions from net realized gains from investment activities	(0.18)	—	—	—	—	(0.18)	—	—
Total dividends and distributions	(0.23)	(0.02)	—	—	—	(0.26)	(0.06)	—
Net asset value, end of period	$10.34	$11.20	$9.91	$10.51	$9.86	$10.51	$11.30	$9.94
Total investment return[10]	(5.67)%	13.23%	(0.60)%	(0.10)%	(1.40)%	(4.76)%	14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,921	$3,843	$302	$57,552	$—	$555,361	$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	3.16%[11]	3.28%	2.84%[12]	2.52%[12]	1.76%[12]	2.13%[11]	2.28%	1.90%[12]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	3.16%	3.45%	4.35%[12]	2.69%[12]	2.34%[12]	2.13%	2.43%	4.12%[12]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	2.67%[11]	2.65%	2.40%[12]	1.70%[12]	1.41%[12]	1.68%[11]	1.64%	1.41%[12]
Net investment income to average net assets	0.08%[11]	0.56%	0.66%[12]	(1.77)%[12]	1.94%[12]	1.10%[11]	1.44%	1.47%[12]
Portfolio turnover	389%	178%	54%	389%	54%	389%	178%	54%

UBS PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

UBS PACE Select Advisors Trust

Notes to financial statements

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

UBS PACE Select Advisors Trust

Notes to financial statements

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). The standard requires enhanced disclosures about the Portfolios' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact that the adoption of FAS 161 may have on the Portfolios' financial statement disclosures.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

UBS PACE Select Advisors Trust

Notes to financial statements

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each buiness day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2008, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held TBA securities with a total cost of $241,421,125, $40,648,906, and $30,984,375, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended July 31, 2008 for UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments was as follows:

	UBS PACE Strategic Fixed Income Investments		UBS PACE Alternative Strategies Investments
	Number of contracts (000)	Amount of premiums received	Number of contracts	Amount of premiums received
Options outstanding at July 31, 2007	80,700	$1,007,573	1,253	$940,821
Options written	267,003	4,636,881	161,343	22,896,886
Options terminated in closing purchase transactions	(234,102)	(1,793,179)	(140,224)	(10,507,956)
Options expired prior to exercise	(23,000)	(449,732)	(16,232)	(10,122,848)
Options outstanding at July 31, 2008[1]	90,601	$3,401,543	6,140	$3,206,903

1  For additional information regarding the written options outstanding at July 31, 2008, please refer to the footnotes in the Portfolio of investments for the respective Portfolios.

Written call options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $1,546,809 and $2,842,950 for UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments, respectively at July 31, 2008.

UBS PACE Select Advisors Trust

Notes to financial statements

Written put options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding, which aggregated $1,002,794 for UBS PACE Strategic Fixed Income Investments at July 31, 2008.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box."

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be

UBS PACE Select Advisors Trust

Notes to financial statements

reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the stock sold short. UBS PACE Global Real Estate Securities Investments did not engage in short sales during the year ended July 31, 2008.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2008.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2008, UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE Government Securities Fixed Income Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio	Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	3,000	12/15/15	5.000%	2.791%[2]		$150	$(98,597)	$(98,447)
USD	2,300	12/17/18	5.000	2.791	[2]	35,282	(39,059)	(3,777)
USD	18,600	12/17/18	5.000	2.791	[2]	260,400	(315,870)	(55,470)
USD	19,000	12/17/18	5.000	2.791	[2]	195,071	(322,663)	(127,592)
USD	33,800	12/17/18	5.000	2.791	[2]	982,864	(574,001)	408,863
USD	7,900	12/17/38	5.000	2.791	[2]	(300,079)	93,355	(206,724)
						$1,173,688	$(1,256,835)	$(83,147)

UBS PACE Strategic Fixed Income Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
AUD	17,000	09/15/09	7.780%[3]		7.000%		$35,638	$(69,683)	$(34,045)
AUD	17,000	09/15/09	7.780	[3]	7.000		21,822	(69,683)	(47,861)
AUD	21,000	06/15/14	7.918	[4]	7.250		227,561	106,632	334,193
AUD	32,400	06/15/14	7.918	[4]	7.250		234,274	164,517	398,791
AUD	76,900	06/15/14	7.918	[4]	7.250		271,253	390,475	661,728
AUD	15,100	03/15/19	7.000		7.918	[4]	(443,721)	81,506	(362,215)
BRL	10,100	01/02/12	13.845		12.850	[5]	(9,878)	(33,441)	(43,319)
CAD	78,300	12/20/10	4.000		3.343	[6]	8,709	(856,112)	(847,403)
CAD	15,000	12/20/13	4.250		3.343	[6]	3,013	(290,813)	(287,800)
EUR	300	12/15/11	4.000		5.149	[7]	(314)	13,255	12,941
EUR	1,200	03/15/12	—	[8]	1.983		(2,461)	(41,588)	(44,049)
EUR	2,400	03/15/12	—	[8]	1.948		(1,765)	(97,688)	(99,453)
EUR	41,000	06/16/12	4.500		5.149	[7]	(461,743)	350,551	(111,192)
EUR	4,600	09/17/13	5.149	[7]	5.000		26,531	48,563	75,094
EUR	4,800	03/18/39	5.000		5.149	[7]	288,693	(237,898)	50,795
EUR	5,400	03/18/39	5.000		5.149	[7]	404,328	(267,635)	136,693
GBP	1,800	03/14/10	5.980	[9]	5.300		—	(15,421)	(15,421)
GBP	285,500	09/16/10	5.980	[9]	6.000		1,913,516	3,025,711	4,939,227
GBP	22,100	09/17/13	5.980	[9]	6.000		(107,732)	948,210	840,478
GBP	2,400	09/17/18	5.000		5.980	[9]	(52,826)	91,011	38,185
GBP	7,500	09/17/18	5.500		5.980	[9]	(138,084)	(280,219)	(418,303)
GBP	38,600	09/17/18	5.000		5.980	[9]	(3,669,120)	1,463,763	(2,205,357)
USD	105,600	12/17/10	2.791	[2]	4.000		(633,600)	561,202	(72,398)
USD	74,800	06/17/11	4.000		2.791	[2]	(78,540)	128,438	49,898
USD	39,400	12/17/13	2.791	[2]	4.000		78,800	(615,766)	(536,966)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Strategic Fixed Income Investments—Interest rate swaps1 (concluded)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio	Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	30,300	12/17/15	5.000%	2.791%[2]		$681,987	$(755,607)	$(73,620)
USD	37,900	12/21/16	5.000	2.791	[2]	(198,596)	214,228	15,632
USD	10,100	12/17/18	5.000	2.791	[2]	151,814	(171,521)	(19,707)
USD	20,100	12/17/18	5.000	2.791	[2]	(104,520)	(341,344)	(445,864)
USD	38,100	12/17/18	5.000	2.791	[2]	539,890	(647,024)	(107,134)
USD	50,700	12/17/18	5.000	2.791	[2]	288,628	(861,001)	(572,373)
USD	95,400	12/17/18	5.000	2.791	[2]	671,705	(1,620,108)	(948,403)
USD	4,800	12/17/23	5.000	2.791	[2]	36,816	(4,903)	31,913
USD	21,200	12/17/23	5.000	2.791	[2]	(171,058)	(21,655)	(192,713)
USD	2,800	12/15/25	5.000	2.791	[2]	137,508	(13,758)	123,750
USD	4,900	12/17/28	5.000	2.791	[2]	(28,420)	35,863	7,443
USD	5,000	12/17/28	5.000	2.791	[2]	(97,850)	36,595	(61,255)
USD	28,700	12/17/28	5.000	2.791	[2]	(556,780)	210,057	(346,723)
						$(734,522)	$557,709	$(176,813)

UBS PACE Alternative Strategies Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
AUD	4,310	12/17/18	7.918%[4]		7.250%		$27,090	$19,748	$46,838
AUD	8,600	12/17/18	7.918	[4]	7.250		22,166	39,404	61,570
BRL	2,410	01/04/10	12.850	[5]	12.395		—	(36,715)	(36,715)
BRL	1,700	01/03/11	12.850	[5]	14.170		—	(3,997)	(3,997)
BRL	1,700	01/02/12	12.850	[5]	13.980		—	(1,481)	(1,481)
BRL	2,400	01/02/12	12.850	[5]	13.950		—	(2,104)	(2,104)
CAD	40,440	12/17/13	4.000		3.343	[6]	87,756	(348,374)	(260,618)
CAD	8,500	12/17/13	3.343	[6]	4.000		71,202	73,224	144,426
CAD	31,940	12/17/13	3.500	[10]	4.000		(121,711)	275,151	153,440
EUR	480	12/17/10	4.500		5.149	[7]	(12,300)	5,247	(7,053)
EUR	8,250	12/17/10	4.500		5.149	[7]	(180,094)	90,184	(89,910)
EUR	9,500	12/17/10	5.149	[7]	4.500		161,978	(103,848)	58,130
EUR	10,080	12/17/10	4.500		5.149	[7]	(217,346)	110,189	(107,157)
EUR	27,380	12/17/10	5.149	[7]	4.500		(101,418)	(299,302)	(400,720)
EUR	38,110	12/17/10	5.149	[7]	4.500		(232,207)	(416,596)	(648,803)
EUR	5,950	03/18/11	5.149	[7]	4.792		—	(7,502)	(7,502)
EUR	16,850	03/18/11	5.149	[7]	4.327		—	(241,679)	(241,679)
EUR	17,850	03/18/11	5.149	[7]	4.774		—	(31,653)	(31,653)
EUR	1,110	12/17/13	4.500		5.149	[7]	3,548	23,381	26,929
EUR	3,000	12/17/13	4.963	[11]	4.500		80,122	(63,192)	16,930
EUR	3,500	12/17/13	4.500		5.149	[7]	(153,041)	73,724	(79,317)
EUR	4,700	12/17/13	5.149	[7]	4.500		117,119	(99,001)	18,118

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments—Interest rate swaps1 (continued)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
EUR	6,000	12/17/13	4.500%		5.149%[7]		$30,553	$126,384	$156,937
EUR	8,960	12/17/13	5.149	[7]	4.500		337,411	(188,734)	148,677
EUR	9,000	12/17/13	5.149	[7]	4.500		444,327	(189,576)	254,751
EUR	16,250	12/17/13	4.5000		5.149	[7]	195,113	342,291	537,404
EUR	37,000	12/17/13	4.500		5.149	[7]	(1,188,401)	779,370	(409,031)
EUR	46,000	12/17/13	5.149	[7]	4.500		1,253,467	(968,946)	284,521
EUR	5,770	03/18/16	4.696		5.149	[7]	—	45,096	45,096
EUR	16,080	03/18/16	4.500		5.149	[7]	—	403,259	403,259
EUR	17,300	03/18/16	4.668		5.149	[7]	—	177,265	177,265
EUR	2,460	12/17/18	4.750		5.149	[7]	(66,001)	27,576	(38,425)
EUR	2,560	12/17/18	4.750		5.149	[7]	(70,790)	28,697	(42,093)
EUR	2,890	12/17/18	4.750		5.149	[7]	(91,557)	32,396	(59,161)
EUR	5,200	12/17/18	5.149	[7]	4.750		(85,416)	(58,291)	(143,707)
EUR	5,260	12/17/18	4.750		5.149	[7]	(216,588)	58,963	(157,625)
EUR	11,550	12/17/18	5.149	[7]	4.750		(213,030)	(129,473)	(342,503)
EUR	15,100	12/17/18	5.149	[7]	4.750		503,982	(169,268)	334,714
EUR	2,290	03/18/24	5.149	[7]	4.965		—	17,981	17,981
EUR	6,350	03/18/24	5.149	[7]	4.875		—	(40,736)	(40,736)
EUR	6,870	03/18/24	5.149	[7]	4.934		—	20,329	20,329
EUR	1,000	12/17/38	5.000		5.149	[7]	29,994	(47,871)	(17,877)
EUR	1,200	12/17/38	5.000		5.149	[7]	47,835	(57,445)	(9,610)
EUR	1,200	12/17/38	5.149	[7]	5.000		(10,198)	57,445	47,247
EUR	1,900	12/17/38	5.149	[7]	5.000		(34,905)	90,955	56,050
EUR	4,440	12/17/38	5.000		5.149	[7]	10,338	(212,547)	(202,209)
EUR	4,520	12/17/38	5.000		5.149	[7]	127,261	(216,376)	(89,115)
EUR	4,680	12/17/38	5.000		5.149	[7]	51,815	(224,036)	(172,221)
EUR	5,070	12/17/38	5.000		5.149	[7]	249,770	(242,706)	7,064
EUR	5,150	12/17/38	5.149	[7]	5.000		(257,289)	335,858	78,569
EUR	5,670	12/17/38	5.149	[7]	5.000		(302,264)	271,428	(30,836)
EUR	5,830	12/17/38	5.000		5.149	[7]	129,780	(279,088)	(149,308)
EUR	9,930	12/17/38	5.149	[7]	5.000		(322,369)	475,358	152,989
EUR	12,880	12/17/38	5.149	[7]	5.000		(603,585)	839,970	236,385
GBP	10	12/17/11	5.250		5.980	[9]	40	136	176
GBP	3,940	06/03/13	5.760		5.980	[9]	—	(75,559)	(75,559)
GBP	3,940	06/04/13	5.665		5.980	[9]	—	(44,578)	(44,578)
GBP	10,850	06/17/13	6.095		5.980	[9]	—	(500,164)	(500,164)
GBP	1,900	12/17/13	5.980	[9]	5.250		118,286	(32,654)	85,632
GBP	4,000	12/17/13	5.980	[9]	5.250		164,624	(68,745)	95,879
GBP	4,000	12/17/13	5.250		5.980	[9]	(176,903)	68,745	(108,158)
GBP	4,600	12/17/13	5.250		5.980	[9]	(341,286)	79,056	(262,230)
GBP	5,480	12/17/13	5.250		5.980	[9]	(327,662)	94,180	(233,482)
GBP	5,800	12/17/13	5.980	[9]	5.250		135,974	(99,680)	36,294

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments—Interest rate swaps1 (continued)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GBP	5,820	12/17/13	5.250%		5.980%[9]		$(191,767)	$100,023	$(91,744)
GBP	5,830	12/17/13	5.980	[9]	5.250		305,720	(100,195)	205,525
GBP	22,190	12/17/13	5.980	[9]	5.250		259,921	(381,361)	(121,440)
GBP	800	12/17/18	5.250		5.980	[9]	(15,115)	(3,383)	(18,498)
GBP	1,050	12/17/18	5.250		5.980	[9]	(59,249)	(4,440)	(63,689)
GBP	1,800	12/17/18	5.980	[9]	5.250		10,490	7,611	18,101
GBP	2,200	12/17/18	5.980	[9]	5.250		20,462	9,303	29,765
GBP	2,340	12/17/18	5.980	[9]	5.250		25,552	9,894	35,446
GBP	3,820	12/17/18	5.250		5.980	[9]	(174,050)	(16,153)	(190,203)
GBP	6,790	12/17/18	5.250		5.980	[9]	131,305	(28,712)	102,593
JPY	525,000	12/17/10	0.999	[12]	1.182		—	341	341
JPY	718,000	12/17/10	0.999	[12]	1.160		—	(2,475)	(2,475)
JPY	1,143,000	12/17/10	0.999	[12]	1.187		—	1,784	1,784
JPY	1,357,000	12/17/10	0.999	[12]	1.181		—	561	561
JPY	1,427,000	12/17/10	0.999	[12]	1.182		—	927	927
JPY	333,000	12/17/15	1.702		0.999	[12]	—	(25,130)	(25,130)
JPY	454,000	12/17/15	1.641		0.999	[12]	—	(17,188)	(17,188)
JPY	724,000	12/17/15	1.709		0.999	[12]	—	(57,525)	(57,525)
JPY	859,000	12/17/15	1.699		0.999	[12]	—	(63,139)	(63,139)
JPY	903,000	12/17/15	1.691		0.999	[12]	—	(61,776)	(61,776)
JPY	250,000	12/17/18	0.999	[12]	2.000		20,762	39,043	59,805
JPY	250,000	12/17/18	2.000		0.999	[12]	40,394	(39,043)	1,351
JPY	68,000	12/17/38	0.999	[12]	2.595		—	18,245	18,245
JPY	91,000	12/17/38	0.999	[12]	2.540		—	14,358	14,358
JPY	147,000	12/17/38	0.999	[12]	2.647		—	54,949	54,949
JPY	173,000	12/17/38	0.999	[12]	2.593		—	45,965	45,965
JPY	182,000	12/17/38	0.999	[12]	2.585		—	45,174	45,174
SEK	11,000	12/17/18	5.000		5.100	[13]	(39,881)	16,427	(23,454)
SEK	11,100	12/17/18	5.100	[13]	5.000		41,691	(16,666)	25,025
SEK	11,100	12/17/18	5.100	[13]	5.000		33,085	(16,666)	16,419
SEK	23,200	12/17/18	5.100	[13]	5.000		73,654	(34,833)	38,821
SEK	24,600	12/17/18	5.100	[13]	5.000		91,356	(36,935)	54,421
SEK	27,500	12/17/18	5.100	[13]	5.000		100,421	(41,289)	59,132
SEK	50,300	12/17/18	5.100	[13]	5.000		224,180	(75,522)	148,658
SEK	155,500	12/17/18	5.000		5.100	[13]	282,399	232,218	514,617
SEK	164,100	12/17/18	5.000		5.100	[13]	257,437	246,384	503,821
USD	9,750	12/29/10	4.000		2.791	[2]	—	(47,137)	(47,137)
USD	23,890	01/07/11	3.658		2.791	[2]	—	46,885	46,885
USD	17,880	01/28/11	3.161		2.791	[2]	—	217,334	217,334
USD	4,000	12/17/13	4.250		2.791	[2]	(43,280)	18,146	(25,134)
USD	7,300	12/17/13	4.250		2.791	[2]	337	33,117	33,454
USD	7,500	12/17/13	2.791	[2]	4.250		68,100	(34,024)	34,076

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments—Interest rate swaps1 (continued)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	8,700	12/17/13	2.791%[2]		4.250%		$(56,529)	$(39,468)	$(95,997)
USD	14,600	12/17/13	2.791	[2]	4.250		(88,373)	(66,233)	(154,606)
USD	41,900	12/17/13	2.791	[2]	4.250		(292,005)	(190,080)	(482,085)
USD	50,000	12/17/13	2.791	[2]	4.250		309,863	(226,825)	83,038
USD	57,500	12/17/13	4.250		2.791	[2]	(667,000)	260,849	(406,151)
USD	3,000	12/17/15	4.500		2.791	[2]	(40,909)	14,142	(26,767)
USD	9,300	12/17/15	4.500		2.791	[2]	(93,194)	43,841	(49,353)
USD	13,000	12/17/15	4.500		2.791	[2]	(137,005)	61,283	(75,722)
USD	17,200	12/17/15	2.791	[2]	4.500		(68,388)	(81,083)	(149,471)
USD	8,500	12/29/15	2.791	[2]	4.745		—	78,290	78,290
USD	20,800	01/07/16	2.791	[2]	4.487		—	(136,427)	(136,427)
USD	15,500	01/28/16	2.791	[2]	4.224		—	(360,012)	(360,012)
USD	1,600	12/17/18	4.750		2.791	[2]	2,663	4,402	7,065
USD	2,700	12/17/18	4.750		2.791	[2]	(7,545)	7,429	(116)
USD	3,300	12/17/18	2.791	[2]	4.750		(16,869)	(9,079)	(25,948)
USD	3,400	12/17/18	2.791	[2]	4.750		(31,525)	(9,354)	(40,879)
USD	3,500	12/17/18	2.791	[2]	4.750		19,112	(9,630)	9,482
USD	3,700	12/17/18	4.750		2.791	[2]	(65,252)	10,180	(55,072)
USD	4,000	12/17/18	2.791	[2]	4.750		21,900	(11,005)	10,895
USD	4,000	12/17/18	4.750		2.791	[2]	(50,250)	11,005	(39,245)
USD	6,300	12/17/18	2.791	[2]	4.750		100,738	(17,333)	83,405
USD	9,700	12/17/18	4.750		2.791	[2]	41,152	26,688	67,840
USD	17,800	12/17/18	2.791	[2]	4.750		153,000	(48,973)	104,027
USD	18,700	12/17/18	4.750		2.791	[2]	(242,071)	51,449	(190,622)
USD	19,900	12/17/18	2.791	[2]	4.750		(71,728)	(54,751)	(126,479)
USD	4,300	12/17/23	4.750		2.791	[2]	(141,187)	108,763	(32,424)
USD	5,400	12/17/23	4.750		2.791	[2]	(111,597)	136,586	24,989
USD	6,400	12/17/23	4.750		2.791	[2]	(132,128)	161,881	29,753
USD	31,800	12/17/23	4.750		2.791	[2]	(337,773)	804,344	466,571
USD	1,600	12/17/28	2.791	[2]	5.000		(10,068)	(11,711)	(21,779)
USD	2,600	12/17/28	2.791	[2]	5.000		(37,836)	(19,029)	(56,865)
USD	2,700	12/17/28	2.791	[2]	5.000		30,755	(19,761)	10,994
USD	3,200	12/17/28	5.000		2.791	[2]	17,689	23,421	41,110
USD	3,300	12/17/28	5.000		2.791	[2]	41,733	24,153	65,886
USD	3,400	12/17/28	5.000		2.791	[2]	(14,175)	24,885	10,710
USD	3,600	12/17/28	2.791	[2]	5.000		73,177	(26,349)	46,828
USD	6,100	12/17/28	5.000		2.791	[2]	(122,305)	44,646	(77,659)
USD	8,300	12/17/28	5.000		2.791	[2]	65,177	60,748	125,925
USD	9,500	12/17/28	2.791	[2]	5.000		22,112	(69,531)	(47,419)
USD	18,200	12/17/28	2.791	[2]	5.000		307,356	(133,207)	174,149
USD	22,700	12/17/28	5.000		2.791	[2]	(243,410)	166,143	(77,267)
USD	2,000	12/17/38	5.000		2.791	[2]	(59,230)	23,634	(35,596)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments—Interest rate swaps1 (concluded)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	3,800	12/17/38	5.000%		2.791%[2]		$(140,246)	$44,905	$(95,341)
USD	6,190	12/17/38	2.791	[2]	5.000		34,404	(73,148)	(38,744)
USD	6,900	12/17/38	5.000		2.791	[2]	50,268	81,539	131,807
USD	7,090	12/17/38	2.791	[2]	5.000		210,623	(83,783)	126,840
USD	7,880	12/17/38	2.791	[2]	5.000		82,033	(93,119)	(11,086)
USD	8,060	12/17/38	2.791	[2]	5.000		12,292	(95,247)	(82,955)
USD	8,240	12/17/38	2.791	[2]	5.000		40,950	(97,300)	(56,350)
USD	9,400	12/17/38	2.791	[2]	5.000		155,000	(111,081)	43,919
USD	15,950	12/17/38	5.000		2.791	[2]	117,269	188,484	305,753
USD	19,510	12/17/38	5.000		2.791	[2]	141,836	230,553	372,389
USD	2,350	12/29/38	5.214		2.791	[2]	—	(48,337)	(48,337)
USD	5,730	01/07/39	5.016		2.791	[2]	—	58,920	58,920
USD	4,260	01/28/39	4.939		2.791	[2]	—	98,747	98,747
							$(688,382)	$346,224	$(342,158)

1  Illiquid securities. These securities represent 0.01% of net assets for UBS PACE Government Securities Fixed Income Investments, 0.02% of net assets for UBS PACE Strategic Fixed Income Investments and 0.04% of net assets for UBS PACE Alternative Strategies Investments as of July 31, 2008.

2  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

3  Rate based on 3 Month LIBOR (AUD on Interbank Offered Rate).

4  Rate based on 6 Month LIBOR (AUD on Interbank Offered Rate).

5  At the maturity date, the Portolio will make or receive a payment depending on the movement of the Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate versus the fixed rate set at inception of the swap.

6  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

7  Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate).

8  At the maturity date, the Portolio will make or receive a payment depending on the movement of the France CPI Excluding Tobacco Index, versus the fixed rate set at inception of the swap.

9  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

10  Rate based on 6 Month LIBOR (CAD on Interbank Offered Rate).

11  Rate based on 3 Month LIBOR (EUR on Interbank Offered Rate).

12  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

13  Rate based on 3 Month STIBOR (Stockholm Interbank Offered Rate).

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would

UBS PACE Select Advisors Trust

Notes to financial statements

receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

At July 31, 2008, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments had outstanding credit default swap contracts with the following terms:

UBS PACE Strategic Fixed Income Investments—Credit default swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	2,400	09/20/08	0.000%[2]		0.070%		—	$(588)	$(588)
USD	700	12/20/08	0.000	[3]	0.550		—	632	632
USD	800	03/20/10	0.000	[4]	8.250		—	94,837	94,837
USD	2,100	09/20/12	0.000	[5]	5.600		—	(669,479)	(669,479)
USD	3,600	09/20/12	0.000	[5]	4.850		—	(1,199,367)	(1,199,367)
USD	3,300	10/20/12	0.000	[6]	1.020		—	(117,721)	(117,721)
USD	1,000	12/20/12	0.000	[7]	2.900		—	(58,681)	(58,681)
USD	1,000	12/20/12	0.000	[7]	2.870		—	(59,710)	(59,710)
USD	7,200	12/20/12	0.000	[8]	0.990		—	42,045	42,045
USD	9,000	12/20/12	0.000	[8]	0.600		$398,298	(271,968)	126,330
USD	10,000	12/20/12	0.000	[8]	0.880		—	13,937	13,937
USD	10,000	12/20/12	0.000	[8]	1.160		—	127,106	127,106
USD	19,873	12/20/12	0.000	[9]	2.050		—	329,907	329,907
USD	44,000	12/20/12	0.000	[8]	0.720		—	493,416	493,416
USD	1,400	03/20/13	1.450		0.000	[10]	—	(7,686)	(7,686)
USD	3,000	03/20/13	0.000	[11]	2.073		—	104,807	104,807
USD	3,900	03/20/13	0.000	[11]	2.030		—	129,367	129,367
USD	15,500	03/20/13	0.000	[12]	1.310		—	(42,639)	(42,639)
USD	800	06/20/13	1.550		0.000	[8]	8,706	(8,248)	458
USD	2,100	06/20/13	0.850		0.000	[13]	—	4,969	4,969
USD	7,500	06/20/13	1.550		0.000	[8]	60,435	(77,328)	(16,893)
USD	22,600	06/20/13	1.550		0.000	[8]	203,848	(233,015)	(29,167)
USD	3,200	12/20/17	1.020		0.000	[14]	—	24,947	24,947
USD	8,400	09/20/18	0.820		0.000	[15]	—	3,122	3,122
							$671,287	$(1,377,338)	$(706,051)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments—Credit default swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	10,000	06/20/13	1.550%		0.000%[8]		$82,903	$(103,165)	$(20,262)
USD	13,000	06/20/13	1.550		0.000	[8]	213,934	(134,035)	79,899
USD	15,000	06/20/13	1.550		0.000	[8]	134,248	(154,744)	(20,496)
USD	20,000	06/20/13	1.550		0.000	[8]	307,834	(206,208)	101,626
USD	2,000	08/25/37	0.000	[16]	0.090		464,875	(1,044,400)	(579,525)
							$1,203,794	$(1,642,552)	$(438,758)

1  Illiquid securities. These securities represent 0.09% of net assets for UBS PACE Strategic Fixed Income Investments and 0.06% of net assets for UBS PACE Alternative Strategies Investments as of July 31, 2008.

2  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Proctor & Gamble Co. bond, 4.950%, due 08/15/14.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Deutsche Bank AG bond, 5.50%, due 05/18/11.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bear Stearns Co., Inc. bond, 5.300%, due 10/30/15.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.875%, due 08/28/12.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Gazprom International SA bond, 7.201%, due 02/01/20.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

8  Payment to/from the counterparty will be made/received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America Investment Grade Index.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX High Yield Index.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Historic TW, Inc. bond, 9.125%, due 01/15/13.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Metlife, Inc. bond, 5.000%, due 06/15/15.

12  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Citigroup, Inc. bond, 6.500%, due 01/18/11.

13  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Autozone, Inc. bond, 5.875%, due 10/15/12.

14  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.75%, due 12/01/17.

15  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Cameron International Corp. bond, 6.375% due 07/15/18.

16  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds on the Asset Backed Securities Index.

USD  United States Dollar

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At July 31, 2008, there were no Portfolios that were invested in total return swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax

UBS PACE Select Advisors Trust

Notes to financial statements

regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Management and Administration Fees and Other Transactions with Affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Intermediate Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Global Fixed Income Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800%

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $2 billion 0.725% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $2 billion 0.825% above $2 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $2 billion 1.025% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Please refer to the "Subsequent events" section which begins on page 347 for more information regarding changes to the investment management and administration contract that became effective August 1, 2008.

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisors portion of the Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Rogge Global Partners plc[1]	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[2,3] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

UBS PACE Large Co Growth Equity Investments	Delaware Management Company[4] Marsico Capital Management, LLC SSgA Funds Management, Inc. Wellington Management Company, LLP	0.400% 0.300% 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Ariel Investments, LLC[5] Metropolitan West Capital Management, LLC Opus Capital Management, Inc.	0.300% 0.400% 0.450% up to $250 million 0.400% above $250 million

UBS PACE Small/Medium Co Growth Equity Investments	AG Asset Management LLC Copper Rock Capital Partners, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Investment Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Mondrian Investment Partners Ltd. Gartmore Global Partners	0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million 0.500%

UBS PACE Global Real Estate Securities Investments	Goldman Sachs Asset Management, L.P.	0.420% up to $50 million 0.400% above $50 million

UBS PACE Alternative Strategies Investments	Analytic Investors, LLC Goldman Sachs Asset Management, L.P.[6] Wellington Management Company, LLP	0.750% up to $200 million
0.700% above $200 million
up to $400 million
0.650% above $400 million
0.800% up to $300 million
0.750% above $300 million
up to $500 million
0.700% above $500 million
0.750% up to $200 million
0.725% above $200 million

1  Fischer Francis Trees & Watts, Inc., (and its affiliates) was terminated as a sub-advisor to the Portfolio, effective August 22, 2007. As a result, Rogge Global Partners plc is now the sole manager of the Portfolio.

2  Pzena Investment Management, LLC ("Pzena") replaced SSgA Funds Management, Inc. effective May 27, 2008.

UBS PACE Select Advisors Trust

Notes to financial statements

3  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

4  Delaware Management Company became a sub-advisor effective December 5, 2007.

5  Ariel Capital Management, LLC changed its name to Ariel Investments, LLC effective April 30, 2008.

6  Goldman Sachs Asset Management, L.P. became a sub-advisor effective September 10, 2007.

At July 31, 2008, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

Portfolio	Amounts owed
UBS PACE Money Market Investments	$161,005
UBS PACE Government Securities Fixed Income Investments	384,986
UBS PACE Intermediate Fixed Income Investments	226,888
UBS PACE Strategic Fixed Income Investments	456,897
UBS PACE Municipal Fixed Income Investments	171,671
UBS PACE Global Fixed Income Investments	453,818
UBS PACE High Yield Investments	97,216
UBS PACE Large Co Value Equity Investments	965,573
UBS PACE Large Co Growth Equity Investments	883,558
UBS PACE Small/Medium Co Value Equity Investments	315,633
UBS PACE Small/Medium Co Growth Equity Investments	345,699
UBS PACE International Equity Investments	914,217
UBS PACE International Emerging Markets Equity Investments	380,777
UBS PACE Global Real Estate Securities Investments	51,103
UBS PACE Alternative Strategies Investments	854,495

UBS Global AM has entered into a written fee waiver agreement with each of UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc, SSgA Funds Management, Inc. and SSgA Funds Management, Inc., respectively. Effective May 27, 2008, SSgA no longer serves as a sub-advisor for UBS PACE Large Co Value Equity Investments. As a result, this fee waiver was discontinued. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into an additional fee waiver whereby UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets to the following rates: $0 to $250 million, 0.60%; in excess of $250 million up to $500 million, 0.57%; in excess of $500 million up to $1 billion, 0.53%; and over $1 billion, 0.50%. This fee waiver was discontinued effective August 1, 2008, as a result of shareholder approval of a new investment management and administration contract between the Trust and UBS Global AM which became effective that day. Please refer to the "Subsequent events" section which begins on page 347 for more information regarding changes to the investment management and administration contract. For the year ended July 31, 2008, UBS Global AM was contractually obligated to waive $167,389, $395,011, $2,046,728 and $643,115 in investment management and administration fees for UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments, respectively.

UBS PACE Select Advisors Trust

Notes to financial statements

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class for the year ending November 30, 2008 (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) at a level not to exceed the following:

Portfolio	Expense cap
UBS PACE Money Market Investments	0.60%
UBS PACE Government Securities Fixed Income Investments—Class A1	1.07
UBS PACE Government Securities Fixed Income Investments—Class B1	1.82
UBS PACE Government Securities Fixed Income Investments—Class C1	1.57
UBS PACE Government Securities Fixed Income Investments—Class Y1	0.82
UBS PACE Government Securities Fixed Income Investments—Class P1	0.82
UBS PACE Intermediate Fixed Income Investments—Class A	0.93
UBS PACE Intermediate Fixed Income Investments—Class B	1.68
UBS PACE Intermediate Fixed Income Investments—Class C	1.43
UBS PACE Intermediate Fixed Income Investments—Class Y	0.68
UBS PACE Intermediate Fixed Income Investments—Class P	0.68
UBS PACE Strategic Fixed Income Investments—Class A	1.06
UBS PACE Strategic Fixed Income Investments—Class B	1.81
UBS PACE Strategic Fixed Income Investments—Class C	1.56
UBS PACE Strategic Fixed Income Investments—Class Y	0.81
UBS PACE Strategic Fixed Income Investments—Class P	0.81
UBS PACE Municipal Fixed Income Investments—Class A	0.93
UBS PACE Municipal Fixed Income Investments—Class B	1.68
UBS PACE Municipal Fixed Income Investments—Class C	1.43
UBS PACE Municipal Fixed Income Investments—Class Y	0.68
UBS PACE Municipal Fixed Income Investments—Class P	0.68
UBS PACE Global Fixed Income Investments—Class A	1.25
UBS PACE Global Fixed Income Investments—Class B	2.00
UBS PACE Global Fixed Income Investments—Class C	1.75
UBS PACE Global Fixed Income Investments—Class Y	1.00
UBS PACE Global Fixed Income Investments—Class P	1.00
UBS PACE High Yield Investments—Class A	1.35
UBS PACE High Yield Investments—Class B2	2.10
UBS PACE High Yield Investments—Class C2	1.85
UBS PACE High Yield Investments—Class Y3	1.10
UBS PACE High Yield Investments—Class P	1.10
UBS PACE Large Co Value Equity Investments—Class A	1.27
UBS PACE Large Co Value Equity Investments—Class B	2.02
UBS PACE Large Co Value Equity Investments—Class C	2.02
UBS PACE Large Co Value Equity Investments—Class Y	1.02
UBS PACE Large Co Value Equity Investments—Class P	1.02
UBS PACE Large Co Growth Equity Investments—Class A	1.30
UBS PACE Large Co Growth Equity Investments—Class B	2.05
UBS PACE Large Co Growth Equity Investments—Class C	2.05
UBS PACE Large Co Growth Equity Investments—Class Y	1.05

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Expense cap
UBS PACE Large Co Growth Equity Investments—Class P	1.05%
UBS PACE Small/Medium Co Value Equity Investments—Class A	1.41
UBS PACE Small/Medium Co Value Equity Investments—Class B	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class C	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1.16
UBS PACE Small/Medium Co Value Equity Investments—Class P	1.16
UBS PACE Small/Medium Co Growth Equity Investments—Class A	1.38
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	1.13
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1.13
UBS PACE International Equity Investments—Class A	1.65
UBS PACE International Equity Investments—Class B	2.40
UBS PACE International Equity Investments—Class C	2.40
UBS PACE International Equity Investments—Class Y	1.40
UBS PACE International Equity Investments—Class P	1.40
UBS PACE International Emerging Markets Equity Investments—Class A	2.25
UBS PACE International Emerging Markets Equity Investments—Class B	3.00
UBS PACE International Emerging Markets Equity Investments—Class C	3.00
UBS PACE International Emerging Markets Equity Investments—Class Y	2.00
UBS PACE International Emerging Markets Equity Investments—Class P	2.00
UBS PACE Global Real Estate Securities Investments—Class A	1.45
UBS PACE Global Real Estate Securities Investments—Class C	2.20
UBS PACE Global Real Estate Securities Investments—Class Y3	1.20
UBS PACE Global Real Estate Securities Investments—Class P	1.20
UBS PACE Alternative Strategies Investments—Class A	1.95
UBS PACE Alternative Strategies Investments—Class B	2.70
UBS PACE Alternative Strategies Investments—Class C	2.70
UBS PACE Alternative Strategies Investments—Class Y4	1.70
UBS PACE Alternative Strategies Investments—Class P	1.70

1  Please refer to the "Subsequent events" section which begins on page 347 for more information regarding a new written fee waiver and expense reimbursement agreement that became effective August 1, 2008.

2  Share class has not commenced operations.

3  Share class commenced and redeemed in a prior fiscal year. There were no shares outstanding during the year ended July 31, 2008.

4  Share class commenced issuance on April 3, 2006 and had fully redeemed by July 26, 2006. Share class recommenced operations on July 23, 2008.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2008, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the expense caps.

For the year ended July 31, 2008, UBS Global AM had the following voluntary fee waiver/expense reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statement of operations. The fee waivers/expense reimbursements, portions of

UBS PACE Select Advisors Trust

Notes to financial statements

which are subject to repayment by the Portfolios through December 1, 2011, and recoupments for the year ended July 31, 2008, were as follows:

Portfolio	Fee waivers/expense reimbursements	Recoupments
UBS PACE Money Market Investments	$1,661,734	—
UBS PACE Government Securities Fixed Income Investments	338,444	—
UBS PACE Intermediate Fixed Income Investments	438,759	—
UBS PACE Strategic Fixed Income Investments	645,627	—
UBS PACE Municipal Fixed Income Investments	338,893	—
UBS PACE Global Fixed Income Investments	637,744	—
UBS PACE High Yield Investments	253,760	—
UBS PACE Large Co Value Equity Investments	210	—
UBS PACE Large Co Growth Equity Investments	661	$641
UBS PACE Small/Medium Co Value Equity Investments	107,555	—
UBS PACE Small/Medium Co Growth Equity Investments	193,059	—
UBS PACE International Equity Investments	—	—
UBS PACE International Emerging Markets Equity Investments	—	—
UBS PACE Global Real Estate Securities Investments	340,726	—
UBS PACE Alternative Strategies Investments	6,349	$185,169

At July 31, 2008, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011
UBS PACE Money Market Investments	$3,741,263	$1,115,063	$1,199,238	$1,426,962
UBS PACE Government Securities Fixed Income Investments—Class A	91,783	79,695	6,440	5,648
UBS PACE Government Securities Fixed Income Investments—Class B	2,789	2,297	158	334
UBS PACE Government Securities Fixed Income Investments—Class C	81,843	41,525	22,421	17,897
UBS PACE Government Securities Fixed Income Investments—Class Y	9,778	2,846	—	6,932
UBS PACE Government Securities Fixed Income Investments—Class P	676,464	309,936	173,439	193,089
UBS PACE Intermediate Fixed Income Investments—Class A	96,458	29,769	15,881	50,808
UBS PACE Intermediate Fixed Income Investments—Class B	1,580	829	201	550
UBS PACE Intermediate Fixed Income Investments—Class C	8,220	2,347	832	5,041
UBS PACE Intermediate Fixed Income Investments—Class Y	1,099	282	—	817
UBS PACE Intermediate Fixed Income Investments—Class P	330,823	26,256	—	304,567
UBS PACE Strategic Fixed Income Investments—Class A	11,610	—	—	11,610
UBS PACE Strategic Fixed Income Investments—Class B	1,189	633	19	537
UBS PACE Strategic Fixed Income Investments—Class C	1,791	—	—	1,791
UBS PACE Strategic Fixed Income Investments—Class P	736,992	246,036	—	490,956
UBS PACE Municipal Fixed Income Investments—Class A	116,845	50,063	12,636	54,146
UBS PACE Municipal Fixed Income Investments—Class B	1,474	953	134	387
UBS PACE Municipal Fixed Income Investments—Class C	23,421	9,336	3,609	10,476
UBS PACE Municipal Fixed Income Investments—Class Y	621	166	99	356
UBS PACE Municipal Fixed Income Investments—Class P	394,624	93,519	86,390	214,715

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011
UBS PACE Global Fixed Income Investments—Class A	$52,633	$33,045	—	$19,588
UBS PACE Global Fixed Income Investments—Class B	849	416	—	433
UBS PACE Global Fixed Income Investments—Class C	2,357	1,835	—	522
UBS PACE Global Fixed Income Investments—Class P	1,261,697	438,105	$337,692	485,900
UBS PACE High Yield Investments—Class A	9,316	2,976	3,786	2,554
UBS PACE High Yield Investments—Class Y	28,988	28,988	—	—
UBS PACE High Yield Investments—Class P	576,662	77,698	296,414	202,550
UBS PACE Large Co Value Equity Investments—Class B	41	—	—	41
UBS PACE Large Co Growth Equity Investments—Class B	4,733	2,705	1,430	598
UBS PACE Small/Medium Co Value Equity Investments—Class B	133	—	—	133
UBS PACE Small/Medium Co Value Equity Investments—Class P	84,446	84,446	—	—
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2,328	895	848	585
UBS PACE Small/Medium Co Growth Equity Investments—Class P	377,713	188,202	111,841	77,670
UBS PACE Global Real Estate Securities Investments—Class A	34,670	—	19,517	15,153
UBS PACE Global Real Estate Securities Investments—Class C	3,764	—	2,563	1,201
UBS PACE Global Real Estate Securities Investments—Class Y	13,331	—	13,331	—
UBS PACE Global Real Estate Securities Investments—Class P	528,992	—	250,408	278,584
UBS PACE Alternative Strategies Investments—Class A	50,381	22,383	27,998	—
UBS PACE Alternative Strategies Investments—Class B	406	13	64	329
UBS PACE Alternative Strategies Investments—Class C	2,018	908	1,110	—
UBS PACE Alternative Strategies Investments—Class Y	61,695	61,695	—	—
UBS PACE Alternative Strategies Investments—Class P	252,661	100,299	152,362	—

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Global Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class A, Class C, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class C, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class A, Class B, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining fee waivers/expense reimbursements subject to repayment.

At July 31, 2008, UBS Global AM owed certain Portfolios for fee waivers/expense reimbursements as follows:

Portfolio	Amounts due
UBS PACE Money Market Investments	$237,991
UBS PACE Government Securities Fixed Income Investments	55,986
UBS PACE Intermediate Fixed Income Investments	43,444
UBS PACE Strategic Fixed Income Investments	107,857
UBS PACE Municipal Fixed Income Investments	47,961
UBS PACE Global Fixed Income Investments	135,094
UBS PACE High Yield Investments	58,007
UBS PACE Large Co Value Equity Investments	71,910
UBS PACE Large Co Growth Equity Investments	51,114
UBS PACE Small/Medium Co Value Equity Investments	26,463

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Amounts due
UBS PACE Small/Medium Co Growth Equity Investments	$44,206
UBS PACE International Equity Investments	—
UBS PACE International Emerging Markets Equity Investments	—
UBS PACE Global Real Estate Securities Investments	71,264
UBS PACE Alternative Strategies Investments	2,601

During the year ended July 31, 2008, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Alternative Strategies Investments
Banco UBS Pactual S.A.	—	—	—	—	$1,951	—
UBS AG	—	—	—	$1,987	26,809	$3,586
UBS Securities Asia Ltd.	—	—	—	—	13,230	86
UBS Securities LLC	$5,254	$29,001	$1,244	—	3,921	5,919
UBS Securities Hong Kong Ltd.	—	—	—	—	1,659	—
UBS Securities India Private Ltd.	—	—	—	—	—	331
UBS Securities Malaysia Sdn. Bhd.	—	—	—	—	—	6
UBS Securities Pte. Ltd.	—	—	—	—	—	56

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2008, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$61,164
UBS PACE Large Co Growth Equity Investments	103,914
UBS PACE Small/Medium Co Value Equity Investments	4,246
UBS PACE Small/Medium Co Growth Equity Investments	4,198
UBS PACE International Equity Investments	90,058
UBS PACE International Emerging Markets Equity Investments	50,901
UBS PACE Global Real Estate Securities Investments	11,690
UBS PACE Alternative Strategies Investments	70,684

During the year ended July 31, 2008, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$820,425,794
UBS PACE Government Securities Fixed Income Investments	547,912,594
UBS PACE Intermediate Fixed Income Investments	99,374,458
UBS PACE Strategic Fixed Income Investments	379,438,801

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Municipal Fixed Income Investments	$10,264,539
UBS PACE Global Fixed Income Investments	136,495,111
UBS PACE High Yield Investments	8,550,374
UBS PACE Large Co Growth Equity Investments	4,217,920
UBS PACE Small/Medium Co Growth Equity Investments	138,880
UBS PACE International Equity Investments	6,854,278
UBS PACE International Emerging Markets Equity Investments	627,494
UBS PACE Alternative Strategies Investments	113,114,957

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2008, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2008, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$19,528	$14,750
UBS PACE Government Securities Fixed Income Investments—Class B	653	4,563
UBS PACE Government Securities Fixed Income Investments—Class C	15,756	121
UBS PACE Intermediate Fixed Income Investments—Class A	9,905	8,218
UBS PACE Intermediate Fixed Income Investments—Class B	141	53
UBS PACE Intermediate Fixed Income Investments—Class C	2,578	5

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Strategic Fixed Income Investments—Class A	$5,789	$14,249
UBS PACE Strategic Fixed Income Investments—Class B	121	1,183
UBS PACE Strategic Fixed Income Investments—Class C	3,563	254
UBS PACE Municipal Fixed Income Investments—Class A	18,656	42,528
UBS PACE Municipal Fixed Income Investments—Class B	167	196
UBS PACE Municipal Fixed Income Investments—Class C	8,878	45
UBS PACE Global Fixed Income Investments—Class A	25,312	39,254
UBS PACE Global Fixed Income Investments—Class B	443	1,459
UBS PACE Global Fixed Income Investments—Class C	4,548	476
UBS PACE High Yield Investments—Class A	446	—
UBS PACE Large Co Value Equity Investments—Class A	45,884	28,494
UBS PACE Large Co Value Equity Investments—Class B	642	2,255
UBS PACE Large Co Value Equity Investments—Class C	20,867	781
UBS PACE Large Co Growth Equity Investments—Class A	16,514	25,217
UBS PACE Large Co Growth Equity Investments—Class B	317	1,880
UBS PACE Large Co Growth Equity Investments—Class C	5,231	56
UBS PACE Small/Medium Co Value Equity Investments—Class A	7,697	10,020
UBS PACE Small/Medium Co Value Equity Investments—Class B	275	1,817
UBS PACE Small/Medium Co Value Equity Investments—Class C	6,923	156
UBS PACE Small/Medium Co Growth Equity Investments—Class A	8,829	10,995
UBS PACE Small/Medium Co Growth Equity Investments—Class B	104	109
UBS PACE Small/Medium Co Growth Equity Investments—Class C	4,259	26
UBS PACE International Equity Investments—Class A	22,847	22,320
UBS PACE International Equity Investments—Class B	159	757
UBS PACE International Equity Investments—Class C	5,960	999
UBS PACE International Emerging Markets Investments—Class A	6,406	44,990
UBS PACE International Emerging Markets Investments—Class B	270	1,032
UBS PACE International Emerging Markets Investments—Class C	5,586	806
UBS PACE Global Real Estate Securities Investments—Class A	1,444	7,521
UBS PACE Global Real Estate Securities Investments—Class C	177	945
UBS PACE Alternative Strategies Investments—Class A	31,922	87,718
UBS PACE Alternative Strategies Investments—Class B	19	112
UBS PACE Alternative Strategies Investments—Class C	7,012	20,073

Redemption fees

The Portfolios, except for UBS PACE Money Market Investments, charge a 1.00% redemption fee if you sell or exchange any class of shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

For the year ended July 31, 2008, the following Portfolios received redemption fees as follows:

Portfolio	Redemption fees received
UBS PACE Government Securities Fixed Income Investments	$42,726
UBS PACE Intermediate Fixed Income Investments	33,393
UBS PACE Strategic Fixed Income Investments	49,522

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Redemption fees received
UBS PACE Municipal Fixed Income Investments	$23,517
UBS PACE Global Fixed Income Investments	40,812
UBS PACE High Yield Investments	14,143
UBS PACE Large Co Value Equity Investments	64,874
UBS PACE Large Co Growth Equity Investments	64,871
UBS PACE Small/Medium Co Value Equity Investments	28,189
UBS PACE Small/Medium Co Growth Equity Investments	25,799
UBS PACE International Equity Investments	61,090
UBS PACE International Emerging Markets Equity Investments	33,560
UBS PACE Global Real Estate Securities Investments	17,378
UBS PACE Alternative Strategies Investments	82,047

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), the Portfolios' transfer agent, and was compensated for these services by PNC, not the Portfolios.

For the year ended July 31, 2008, UBS Financial Services Inc. received from PNC, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$1,053,442
UBS PACE Government Securities Fixed Income Investments	472,998
UBS PACE Intermediate Fixed Income Investments	229,073
UBS PACE Strategic Fixed Income Investments	633,646
UBS PACE Municipal Fixed Income Investments	119,101
UBS PACE Global Fixed Income Investments	694,446
UBS PACE High Yield Investments	168,558
UBS PACE Large Co Value Equity Investments	879,869
UBS PACE Large Co Growth Equity Investments	797,249
UBS PACE Small/Medium Co Value Equity Investments	753,571
UBS PACE Small/Medium Co Growth Equity Investments	753,398
UBS PACE International Equity Investments	779,235
UBS PACE International Emerging Markets Equity Investments	677,724
UBS PACE Global Real Estate Securities Investments	175,520
UBS PACE Alternative Strategies Investments	278,304

For the year ended July 31, 2008, each Portfolio accrued transfer agency and related services fees to PNC on each class as follows:

Portfolio	Transfer agency and related services fees
UBS PACE Money Market Investments	$2,104,027
UBS PACE Government Securities Fixed Income Investments—Class A	98,256

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Transfer agency and related services fees
UBS PACE Government Securities Fixed Income Investments—Class B	$1,496
UBS PACE Government Securities Fixed Income Investments—Class C	43,021
UBS PACE Government Securities Fixed Income Investments—Class Y	23,352
UBS PACE Government Securities Fixed Income Investments—Class P	694,734
UBS PACE Intermediate Fixed Income Investments—Class A	55,451
UBS PACE Intermediate Fixed Income Investments—Class B	574
UBS PACE Intermediate Fixed Income Investments—Class C	5,387
UBS PACE Intermediate Fixed Income Investments—Class Y	934
UBS PACE Intermediate Fixed Income Investments—Class P	338,494
UBS PACE Strategic Fixed Income Investments—Class A	29,176
UBS PACE Strategic Fixed Income Investments—Class B	754
UBS PACE Strategic Fixed Income Investments—Class C	5,976
UBS PACE Strategic Fixed Income Investments—Class Y	408
UBS PACE Strategic Fixed Income Investments—Class P	1,059,353
UBS PACE Municipal Fixed Income Investments—Class A	38,533
UBS PACE Municipal Fixed Income Investments—Class B	354
UBS PACE Municipal Fixed Income Investments—Class C	7,976
UBS PACE Municipal Fixed Income Investments—Class Y	332
UBS PACE Municipal Fixed Income Investments—Class P	171,762
UBS PACE Global Fixed Income Investments—Class A	149,369
UBS PACE Global Fixed Income Investments—Class B	1,156
UBS PACE Global Fixed Income Investments—Class C	8,091
UBS PACE Global Fixed Income Investments—Class Y	1,203
UBS PACE Global Fixed Income Investments—Class P	1,049,918
UBS PACE High Yield Investments—Class A	3,257
UBS PACE High Yield Investments—Class P	284,505
UBS PACE Large Co Value Equity Investments—Class A	240,694
UBS PACE Large Co Value Equity Investments—Class B	3,697
UBS PACE Large Co Value Equity Investments—Class C	39,446
UBS PACE Large Co Value Equity Investments—Class Y	2,277
UBS PACE Large Co Value Equity Investments—Class P	1,236,778
UBS PACE Large Co Growth Equity Investments—Class A	104,034
UBS PACE Large Co Growth Equity Investments—Class B	1,735
UBS PACE Large Co Growth Equity Investments—Class C	15,451
UBS PACE Large Co Growth Equity Investments—Class Y	855
UBS PACE Large Co Growth Equity Investments—Class P	1,235,692
UBS PACE Small/Medium Co Value Equity Investments—Class A	51,600
UBS PACE Small/Medium Co Value Equity Investments—Class B	1,918
UBS PACE Small/Medium Co Value Equity Investments—Class C	13,785
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1,255
UBS PACE Small/Medium Co Value Equity Investments—Class P	1,203,951
UBS PACE Small/Medium Co Growth Equity Investments—Class A	60,854
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,081
UBS PACE Small/Medium Co Growth Equity Investments—Class C	9,570
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	641
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1,201,139

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Transfer agency and related services fees
UBS PACE International Equity Investments—Class A	$124,731
UBS PACE International Equity Investments—Class B	1,085
UBS PACE International Equity Investments—Class C	13,142
UBS PACE International Equity Investments—Class Y	2,569
UBS PACE International Equity Investments—Class P	1,195,291
UBS PACE International Emerging Markets Equity Investments—Class A	38,512
UBS PACE International Emerging Markets Equity Investments—Class B	885
UBS PACE International Emerging Markets Equity Investments—Class C	8,412
UBS PACE International Emerging Markets Equity Investments—Class Y	2,468
UBS PACE International Emerging Markets Equity Investments—Class P	1,092,805
UBS PACE Global Real Estate Securities Investments—Class A	15,332
UBS PACE Global Real Estate Securities Investments—Class C	1,085
UBS PACE Global Real Estate Securities Investments—Class P	277,678
UBS PACE Alternative Strategies Investments—Class A	95,882
UBS PACE Alternative Strategies Investments—Class B	368
UBS PACE Alternative Strategies Investments—Class C	5,487
UBS PACE Alternative Strategies Investments—Class Y	858
UBS PACE Alternative Strategies Investments—Class P	369,235

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

For the year ended July 31, 2008, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

Portfolio	Compensation
UBS PACE Intermediate Fixed Income Investments	$37,797
UBS PACE Strategic Fixed Income Investments	9,762
UBS PACE Global Fixed Income Investments	18,321
UBS PACE High Yield Investments	10,451
UBS PACE Large Co Value Equity Investments	146,713
UBS PACE Large Co Growth Equity Investments	173,276
UBS PACE Small/Medium Co Value Equity Investments	225,736
UBS PACE Small/Medium Co Growth Equity Investments	305,897
UBS PACE International Equity Investments	268,557
UBS PACE International Emerging Markets Equity Investments	130,966
UBS PACE Global Real Estate Securities Investments	9,473

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2008, certain Portfolios owed UBS Securities LLC compensation as the Portfolios' lending agent as follows:

Portfolio	Amounts owed
UBS PACE Intermediate Fixed Income Investments	$278
UBS PACE Strategic Fixed Income Investments	241
UBS PACE Global Fixed Income Investments	159
UBS PACE High Yield Investments	97
UBS PACE Large Co Value Equity Investments	8,509
UBS PACE Large Co Growth Equity Investments	4,118
UBS PACE Small/Medium Co Value Equity Investments	8,030
UBS PACE Small/Medium Co Growth Equity Investments	16,099
UBS PACE International Equity Investments	2,531
UBS PACE International Emerging Markets Equity Investments	3,308
UBS PACE Global Real Estate Securities Investments	827

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2008, the following Portfolios had borrowings:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
UBS PACE International Equity Investments	$1,853,193	21	4.879%	$5,274
UBS PACE International Emerging Markets Equity Investments	1,705,958	49	3.784	8,786

UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments participate with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2008, none of the Portfolios borrowed under the JPMorgan Chase Bank Facility.

UBS PACE Select Advisors Trust

Notes to financial statements

Purchases and sales of securities

For the year ended July 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$4,970,591,949	$4,904,989,789
UBS PACE Intermediate Fixed Income Investments	1,051,394,584	1,009,488,966
UBS PACE Strategic Fixed Income Investments	1,670,365,258	1,442,008,424
UBS PACE Municipal Fixed Income Investments	98,657,179	52,374,714
UBS PACE Global Fixed Income Investments	543,083,286	356,730,590
UBS PACE High Yield Investments	89,451,314	28,681,589
UBS PACE Large Co Value Equity Investments	2,606,143,576	2,610,302,339
UBS PACE Large Co Growth Equity Investments	1,759,077,377	1,678,531,612
UBS PACE Small/Medium Co Value Equity Investments	257,245,385	217,685,862
UBS PACE Small/Medium Co Growth Equity Investments	699,013,816	687,608,596
UBS PACE International Equity Investments	814,303,422	735,807,137
UBS PACE International Emerging Markets Equity Investments	241,457,521	260,457,496
UBS PACE Global Real Estate Securities Investments	88,024,852	46,388,359
UBS PACE Alternative Strategies Investments	1,787,327,233	1,638,946,755

For the year ended July 31, 2008, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$491,386,639	$439,023,436
UBS PACE Intermediate Fixed Income Investments	925,781,815	903,234,759
UBS PACE Strategic Fixed Income Investments	382,681,686	457,966,607
UBS PACE Global Fixed Income Investments	78,774,888	34,646,126
UBS PACE Alternative Strategies Investments	137,091,045	150,958,021

Commission recapture program

The board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of operations within the net realized gains (losses) on investment activities.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year

UBS PACE Select Advisors Trust

Notes to financial statements

substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2008 and July 31, 2007 were as follows:

	2008				2007
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Money Market Investments	—	$16,388,771	—	—	—	$18,020,741	—	—
UBS PACE Government Securities Fixed Income Investments	—	29,923,805	—	—	—	26,002,641	—	—
UBS PACE Intermediate Fixed Income Investments	—	20,056,218	—	—	—	17,053,203	—	—
UBS PACE Strategic Fixed Income Investments	—	37,749,667	—	—	—	26,923,068	—	$1,277,570
UBS PACE Municipal Fixed Income Investments	$11,582,137	22,275	—	—	$9,123,470	11,064	—	—
UBS PACE Global Fixed Income Investments	—	50,812,241	—	—	—	14,896,076	—	—
UBS PACE High Yield Investments	—	7,872,436	$341	$300,148	—	3,012,423	—	—
UBS PACE Large Co Value Equity Investments	—	87,332,323	120,014,302	—	—	48,854,986	$145,740,298	—
UBS PACE Large Co Growth Equity Investments	—	2,537,528	36,931,851	—	—	2,301,210	—	—
UBS PACE Small/Medium Co Value Equity Investments	—	17,793,767	43,454,945	—	—	6,137,100	13,609,262	—
UBS PACE Small/Medium Co Growth Equity Investments	—	27,551,313	58,083,286		—	—	12,876,558	—
UBS PACE International Equity Investments	—	64,931,494	106,628,024	—	—	24,822,380	98,788,375	—
UBS PACE International Emerging Markets Equity Investments	—	26,061,029	47,185,401	—	—	17,939,705	29,570,715	—
UBS PACE Global Real Estate Securities Investments	—	2,154,323	70,222	—	—	43,202	—	—
UBS PACE Alternative Strategies Investments	—	13,249,755	—	—	—	941,267	—	—

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
UBS PACE Money Market Investments	$502,839	—	—	—	$502,839
UBS PACE Government Securities Fixed Income Investments	1,148,960	—	$(1,054,103)	$(10,869,091)	(10,774,234)
UBS PACE Intermediate Fixed Income Investments	218,649	—	(15,368,419)	(9,021,358)	(24,171,128)
UBS PACE Strategic Fixed Income Investments	27,272,556	$14,124,092	—	(35,446,607)	5,950,039
UBS PACE Municipal Fixed Income Investments	—	—	(2,056,630)	(3,019,607)	(5,076,237)
UBS PACE Global Fixed Income Investments	15,394,220	—	(13,254,762)	28,594,980	30,734,438
UBS PACE High Yield Investments	—	—	(3,500,070)	(8,913,485)	(12,413,555)
UBS PACE Large Co Value Equity Investments	14,502,913	—	(16,805,660)	(156,001,017)	(158,303,764)
UBS PACE Large Co Growth Equity Investments	1,284,003	4,940,277	—	(10,043,650)	(3,819,370)
UBS PACE Small/Medium Co Value Equity Investments	1,753,237	89,716	(20,824,268)	(38,540,665)	(57,521,980)
UBS PACE Small/Medium Co Growth Equity Investments	—	—	(31,586,378)	3,533,098	(28,053,280)
UBS PACE International Equity Investments	26,515,900	—	(8,535,822)	6,150,152	24,130,230
UBS PACE International Emerging Markets Equity Investments	5,176,604	57,546,514	—	38,238,114	100,961,232
UBS PACE Global Real Estate Securities Investments	228,823	—	(6,337,770)	(14,220,915)	(20,329,862)
UBS PACE Alternative Strategies Investments	2,914,405	4,443,762	—	(26,123,670)	(18,765,503)

At July 31, 2008, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

Fiscal year ending	UBS PACE Securities Fixed Income Investments	Government Intermediate Fixed Income Investments	UBS PACE Municipal Fixed Income Investments	UBS PACE UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments	UBS PACE Global Real Estate Securities Investments
2011	—	$2,181,242	—	—	—	—
2012	—	7,849,781	—	—	—	—
2013	—	—	—	—	—	—
2014	—	3,023,333	—	—	—	—
2015	$1,054,103	1,958,404	$1,001,609	$6,340,375	—	—
2016	—	—	1,051,765	2,354,563	$187,540	$20,265
Total	$1,054,103	$15,012,760	$2,053,374	$8,694,938	$187,540	$20,265

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Money Market Investments	$449
UBS PACE Government Securities Fixed Income Investments	4,537,242
UBS PACE Intermediate Fixed Income Investments	10,792,612
UBS PACE Strategic Fixed Income Investments	6,043,170

UBS PACE Select Advisors Trust

Notes to financial statements

During the fiscal year, UBS PACE Municipal Fixed Income Investments had $1,519,395 of capital loss carryforwards that expired unutilized.

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on August 1, 2008:

Portfolio	Capital losses	Foreign currency losses
UBS PACE Intermediate Fixed Income Investments	—	$279,033
UBS PACE Municipal Fixed Income Investments	$3,256	—
UBS PACE Global Fixed Income Investments	1,280,858	—
UBS PACE High Yield Investments	2,976,228	336,302
UBS PACE Large Co Value Equity Investments	16,805,660	—
UBS PACE Small/Medium Co Value Equity Investments	20,824,268	—
UBS PACE Small/Medium Co Growth Equity Investments	31,586,378	—
UBS PACE International Equity Investments	8,535,822	—
UBS PACE Global Real Estate Securities Investments	6,317,505	—

For federal income tax purposes the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at July 31, 2008 were as follows:

Portfolio	Tax cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
UBS PACE Money Market Investments	$528,826,514	—	—	—
UBS PACE Government Securities Fixed Income Investments	936,625,770	$4,802,048	$(15,399,810)	$(10,597,762)
UBS PACE Intermediate Fixed Income Investments	516,538,932	2,236,204	(11,333,626)	(9,097,422)
UBS PACE Strategic Fixed Income Investments	876,650,536	3,348,294	(39,176,526)	(35,828,232)
UBS PACE Municipal Fixed Income Investments	341,576,641	2,237,480	(5,257,087)	(3,019,607)
UBS PACE Global Fixed Income Investments	637,594,171	33,470,511	(5,503,935)	27,966,576
UBS PACE High Yield Investments	152,734,337	189,484	(9,102,257)	(8,912,773)
UBS PACE Large Co Value Equity Investments	1,670,653,009	45,024,439	(201,025,456)	(156,001,017)
UBS PACE Large Co Growth Equity Investments	1,407,198,984	119,585,888	(129,629,540)	(10,043,652)
UBS PACE Small/Medium Co Value Equity Investments	628,617,510	51,329,465	(89,870,130)	(38,540,665)
UBS PACE Small/Medium Co Growth Equity Investments	581,143,870	52,683,226	(49,150,128)	3,533,098
UBS PACE International Equity Investments	1,230,512,832	127,029,772	(120,801,516)	6,228,256
UBS PACE International Emerging Markets Equity Investments	391,409,802	69,174,046	(30,629,696)	38,544,350
UBS PACE Global Real Estate Securities Investments	94,554,264	565,450	(14,780,985)	(14,215,535)
UBS PACE Alternative Strategies Investments	816,289,796	14,475,016	(45,538,334)	(31,063,318)

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2008, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/loss	Accumulated net realized gain/loss	Beneficial interest
UBS PACE Government Securities Fixed Income Investments	$905,798	$(905,798)	—
UBS PACE Intermediate Fixed Income Investments	163,606	(163,606)	—
UBS PACE Strategic Fixed Income Investments	4,555,255	(4,555,255)	—
UBS PACE Municipal Fixed Income Investments	753	1,519,395	$(1,520,148)
UBS PACE Global Fixed Income Investments	48,697,701	(48,697,701)	—
UBS PACE High Yield Investments	(643,166)	643,166	—
UBS PACE Large Co Value Equity Investments	(6,944,491)	6,944,491	—
UBS PACE Large Co Growth Equity Investments	(249,300)	249,300	—
UBS PACE Small/Medium Co Value Equity Investments	(394,478)	394,478	—
UBS PACE Small/Medium Co Growth Equity Investments	3,035,935	785,158	(3,821,093)
UBS PACE International Equity Investments	3,718,115	(3,718,115)	—
UBS PACE International Emerging Markets Equity Investments	118,148	(118,148)	—
UBS PACE Global Real Estate Securities Investments	144,521	(144,521)	—
UBS PACE Alternative Strategies Investments	(2,317,265)	2,317,265	—

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, expiration of capital loss carryforwards, tax return of capital and adjustments for certain debt obligations.

The Portfolios adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Portfolios.

As of and during the period ended July 31, 2008, the Portfolios did not have any liabilities for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the year ended July 31, 2008, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolios for the year ended July 31, 2008.

Capital Contributions from investment manager and sub-advisors

On July 8, 2008, UBS PACE Alternative Strategies Investments recorded a capital contribution from Analytic Investors, Inc., in the amount of $16,460. This amount was paid by Analytic Investors, Inc. in connection with losses incurred due to the disposition of a restricted security.

On May 8, 2008, UBS PACE International Emerging Markets Equity Investments recorded a capital contribution from Mondrian Investment Partners Ltd., in the amount of $1,813. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

UBS PACE Select Advisors Trust

Notes to financial statements

On February 8, 2007, UBS PACE Alternative Strategies Investments recorded a capital contribution from Wellington Management Company, LLP, in the amount of $288. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

On October 31, 2006, UBS PACE Alternative Strategies Investments recorded a capital contribution from UBS Global AM, in the amount of $16,460. This amount was paid by UBS Global AM in connection with the inclusion of dividend and interest expense as operating expenses for the purpose of computing expense reimbursement. Effective December 1, 2006, dividend and interest expense was excluded from operating expenses for purposes of computing required expense waivers/reimbursements.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	267,376	$3,493,088	13,964	$181,622	50,268	$652,745
Shares repurchased	(1,237,929)	(16,096,363)	(26,575)	(344,974)	(283,336)	(3,708,104)
Shares converted from Class B to Class A	57,116	743,322	(57,090)	(743,322)	—	—
Dividends reinvested	221,591	2,881,420	2,368	30,792	60,592	788,521
Net decrease	(691,846)	$(8,978,533)	(67,333)	$(875,882)	(172,476)	$(2,266,838)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,553,338	$20,205,410	12,538,956	$163,568,364
Shares repurchased	(695,280)	(9,076,847)	(9,119,327)	(118,922,397)
Dividends reinvested	63,455	825,403	1,814,366	23,606,710
Net increase	921,513	$11,953,966	5,233,995	$68,252,677

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	134,054	$1,731,447	4,512	$57,512	23,254	$301,702
Shares repurchased	(1,661,661)	(21,401,513)	(36,190)	(466,052)	(400,921)	(5,164,560)
Shares converted from Class B to Class A	63,899	826,307	(63,881)	(826,307)	—	—
Dividends reinvested	257,980	3,317,717	4,352	56,005	70,936	912,898
Net decrease	(1,205,728)	$(15,526,042)	(91,207)	$(1,178,842)	(306,731)	$(3,949,960)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	671,628	$8,659,534	12,765,672	$164,474,760
Shares repurchased	(301,397)	(3,867,355)	(7,589,795)	(97,752,292)
Dividends reinvested	37,975	488,112	1,497,772	19,253,530
Net increase	408,206	$5,280,291	6,673,649	$85,975,998

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Intermediate Fixed Income Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	399,133	$4,688,328	2,703	$31,929	58,259	$687,004
Shares repurchased	(1,073,707)	(12,584,466)	(509)	(6,097)	(81,885)	(951,800)
Shares converted from Class B to Class A	16,630	195,566	(16,612)	(195,566)	—	—
Dividends reinvested	128,127	1,493,747	424	4,958	8,969	104,684
Net decrease	(529,817)	$(6,206,825)	(13,994)	$(164,776)	(14,657)	$(160,112)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,654	$960,221	9,926,037	$116,191,890
Shares repurchased	(78,315)	(915,183)	(9,770,537)	(114,193,657)
Dividends reinvested	5,008	58,434	1,501,065	17,509,782
Net increase	8,347	$103,472	1,656,565	$19,508,015

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,562	$5,058,084	1,758	$20,186	9,132	$103,998
Shares repurchased	(1,359,253)	(15,483,712)	(7,446)	(84,768)	(126,982)	(1,444,284)
Shares converted from Class B to Class A	23,111	262,305	(23,070)	(262,305)	—	—
Dividends reinvested	129,814	1,474,926	744	8,476	9,170	104,287
Net decrease	(762,766)	$(8,688,397)	(28,014)	$(318,411)	(108,680)	$(1,235,999)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	64,260	$730,859	10,654,090	$121,327,378
Shares repurchased	(54,334)	(618,427)	(9,145,085)	(104,041,723)
Dividends reinvested	4,548	51,681	1,264,803	14,373,953
Net increase	14,474	$164,113	2,773,808	$31,659,608

UBS PACE Strategic Fixed Income Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	736,365	$10,299,729	5,070	$71,091	47,039	$658,442
Shares repurchased	(484,834)	(6,702,458)	(8,260)	(113,441)	(71,066)	(981,567)
Shares converted from Class B to Class A	21,425	297,023	(21,429)	(297,023)	—	—
Dividends reinvested	66,098	915,062	586	8,073	13,444	186,085
Net increase (decrease)	339,054	$4,809,356	(24,033)	$(331,300)	(10,583)	$(137,040)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	149,834	$2,095,884	16,017,839	$222,029,525
Shares repurchased	(27,477)	(381,575)	(12,753,702)	(177,075,572)
Dividends reinvested	7,966	110,514	2,586,757	35,787,127
Net increase	130,323	$1,824,823	5,850,894	$80,741,080

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Strategic Fixed Income Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	428,991	$5,772,014	2,710	$36,298	12,713	$171,486
Shares repurchased	(444,438)	(5,972,428)	(17,537)	(236,354)	(82,624)	(1,109,830)
Shares converted from Class B to Class A	34,988	470,820	(35,001)	(470,820)	—	—
Dividends reinvested	55,164	739,454	1,405	18,851	13,653	183,113
Net increase (decrease)	74,705	$1,009,860	(48,423)	$(652,025)	(56,258)	$(755,231)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	60,808	$817,824	18,024,454	$241,950,231
Shares repurchased	(26,807)	(357,609)	(9,392,784)	(126,006,312)
Dividends reinvested	3,155	42,209	1,988,072	26,626,325
Net increase	37,156	$502,424	10,619,742	$142,570,244

UBS PACE Municipal Fixed Income Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,161,100	$14,282,356	4,874	$60,248	21,111	$259,803
Shares repurchased	(1,565,195)	(19,238,457)	(1,114)	(13,773)	(112,220)	(1,384,101)
Shares converted from Class B to Class A	8,975	110,554	(8,976)	(110,554)	—	—
Dividends reinvested	172,667	2,121,314	174	2,141	25,857	317,758
Net decrease	(222,453)	$(2,724,233)	(5,042)	$(61,938)	(65,252)	$(806,540)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,525,054	$92,785,921
Shares repurchased	(211)	(2,589)	(4,170,651)	(51,305,216)
Dividends reinvested	147	1,814	647,986	7,962,212
Net increase (decrease)	(64)	$(775)	4,002,389	$49,442,917

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	220,505	$2,726,185	3,113	$37,981	4,249	$53,077
Shares repurchased	(1,118,622)	(13,799,131)	(32,887)	(406,984)	(232,995)	(2,871,558)
Shares converted from Class B to Class A	29,729	366,019	(29,715)	(366,019)	—	—
Dividends reinvested	169,532	2,088,136	453	5,594	26,806	330,225
Net decrease	(698,856)	$(8,618,791)	(59,036)	$(729,428)	(201,940)	$(2,488,256)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	472	$5,831	6,824,982	$84,086,119
Shares repurchased	(3,742)	(46,351)	(2,794,385)	(34,451,180)
Dividends reinvested	164	2,022	439,622	5,411,125
Net increase (decrease)	(3,106)	$(38,498)	4,470,219	$55,046,064

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Global Fixed Income Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	896,730	$10,881,929	14,833	$175,823	73,431	$884,034
Shares repurchased	(1,330,821)	(15,823,221)	(18,642)	(218,532)	(62,309)	(742,896)
Shares converted from Class B to Class A	18,914	223,427	(18,879)	(223,427)	—	—
Dividends reinvested	607,558	6,962,895	1,856	21,267	35,606	407,024
Net increase (decrease)	192,381	$2,245,030	(20,832)	$(244,869)	46,728	$548,162
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	299,660	$3,612,554	12,333,305	$146,850,249
Shares repurchased	(115,861)	(1,375,239)	(9,468,802)	(113,298,928)
Dividends reinvested	57,027	654,523	3,488,465	40,024,004
Net increase	240,826	$2,891,838	6,352,968	$73,575,325

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	481,056	$5,412,104	5,077	$56,761	23,278	$259,235
Shares repurchased	(1,944,452)	(21,855,698)	(11,323)	(126,978)	(146,041)	(1,637,879)
Shares converted from Class B to Class A	9,270	105,909	(9,251)	(105,909)	—	—
Dividends reinvested	213,653	2,399,592	613	6,899	10,985	123,382
Net decrease	(1,240,473)	$(13,938,093)	(14,884)	$(169,227)	(111,778)	$(1,255,262)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	79,138	$888,510	12,985,115	$145,955,168
Shares repurchased	(104,140)	(1,167,921)	(6,460,961)	(72,612,328)
Dividends reinvested	18,535	207,907	996,072	11,189,362
Net increase (decrease)	(6,467)	$(71,504)	7,520,226	$84,532,202

UBS PACE High Yield Investments

For the year ended July 31, 2008:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	203,952	$1,926,149	8,505,508	$81,145,415
Shares repurchased	(48,122)	(451,590)	(2,610,410)	(24,744,704)
Dividends reinvested	8,363	78,924	844,374	8,002,249
Net increase	164,193	$1,553,483	6,739,472	$64,402,960

For the year ended July 31, 2007:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	61,212	$611,989	8,261,069	$83,078,866
Shares repurchased	(22,366)	(226,723)	(616,083)	(6,190,492)
Dividends reinvested	3,181	31,865	294,769	2,952,820
Net increase	42,027	$417,131	7,939,755	$79,841,194

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Large Co Value Equity Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	644,603	$12,370,102	163	$3,623	12,514	$252,274
Shares repurchased	(2,169,908)	(42,489,031)	(13,493)	(277,505)	(266,816)	(5,304,656)
Shares converted from Class B to Class A	31,163	631,532	(31,166)	(631,532)	—	—
Dividends reinvested	1,542,382	30,446,607	7,050	139,512	177,155	3,495,274
Net increase (decrease)	48,240	$959,210	(37,446)	$(765,902)	(77,147)	$(1,557,108)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	145,483	$2,758,563	17,006,422	$340,886,909
Shares repurchased	(394,378)	(7,782,137)	(13,942,311)	(270,127,528)
Dividends reinvested	260,610	5,157,464	8,223,599	162,251,624
Net increase	11,715	$133,890	11,287,710	$233,011,005

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	243,516	$5,576,304	1,764	$39,764	19,412	$441,826
Shares repurchased	(2,000,034)	(45,561,925)	(44,857)	(1,007,580)	(260,750)	(5,938,919)
Shares converted from Class B to Class A	130,169	2,926,502	(129,909)	(2,926,502)	—	—
Dividends reinvested	1,560,757	33,821,608	19,761	430,985	179,885	3,908,904
Net decrease	(65,592)	$(3,237,511)	(153,241)	$(3,463,333)	(61,453)	$(1,588,189)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	173,061	$3,921,064	14,848,482	$338,872,003
Shares repurchased	(348,324)	(7,982,944)	(11,487,683)	(262,069,238)
Dividends reinvested	256,182	5,566,843	6,694,777	145,075,820
Net increase	80,919	$1,504,963	10,055,576	$221,878,585

UBS PACE Large Co Growth Equity Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	873,239	$15,611,199	2,676	$44,465	16,235	$278,745
Shares repurchased	(749,290)	(13,458,199)	(6,932)	(119,269)	(69,936)	(1,208,829)
Shares converted from Class B to Class A	9,461	176,752	(9,959)	(176,752)	—	—
Dividends reinvested	105,408	1,982,738	625	11,064	10,461	185,883
Net increase (decrease)	238,818	$4,312,490	(13,590)	$(240,492)	(43,240)	$(744,201)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	193,699	$3,586,259	18,867,946	$348,766,855
Shares repurchased	(275,574)	(5,086,115)	(14,860,424)	(269,656,491)
Dividends reinvested	39,066	748,901	1,875,974	35,793,580
Net increase (decrease)	(42,809)	$(750,955)	5,883,496	$114,903,944

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Large Co Growth Equity Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,177	$5,060,361	4,607	$77,209	21,096	$360,381
Shares repurchased	(1,131,956)	(19,913,794)	(22,853)	(373,519)	(90,278)	(1,505,928)
Shares converted from Class B to Class A	38,799	673,885	(40,773)	(673,885)	—	—
Net decrease	(799,980)	$(14,179,548)	(59,019)	$(970,195)	(69,182)	$(1,145,547)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	280,032	$5,204,675	19,356,124	$348,722,091
Shares repurchased	(287,439)	(5,240,389)	(11,928,220)	(213,560,684)
Dividends reinvested	3,883	69,862	122,457	2,194,425
Net increase (decrease)	(3,524)	$34,148	7,550,361	$137,355,832

UBS PACE Small/Medium Co Value Equity Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	333,867	$5,152,566	367	$6,716	7,589	$120,928
Shares repurchased	(531,278)	(8,363,222)	(14,388)	(216,313)	(117,631)	(1,739,022)
Shares converted from Class B to Class A	21,226	342,689	(22,826)	(342,689)	—	—
Dividends reinvested	301,804	4,750,403	6,508	94,621	86,848	1,267,979
Net increase (decrease)	125,619	$1,882,436	(30,339)	$(457,665)	(23,194)	$(350,115)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	65,797	$1,057,319	7,540,297	$125,634,020
Shares repurchased	(99,939)	(1,753,388)	(6,056,150)	(97,645,191)
Dividends reinvested	34,568	556,895	3,344,771	53,516,191
Net increase (decrease)	426	$(139,174)	4,828,918	$81,505,020

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	137,542	$2,607,659	916	$15,891	7,439	$139,049
Shares repurchased	(466,473)	(8,836,516)	(23,016)	(395,558)	(89,979)	(1,608,289)
Shares converted from Class B to Class A	38,293	720,513	(40,673)	(720,513)	—	—
Dividends reinvested	99,896	1,817,115	3,418	58,526	29,379	504,135
Net decrease	(190,742)	$(3,691,229)	(59,355)	$(1,041,654)	(53,161)	$(965,105)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	140,808	$2,781,416	6,232,693	$121,366,872
Shares repurchased	(94,886)	(1,856,221)	(4,846,292)	(93,686,400)
Dividends reinvested	9,166	170,205	914,239	16,885,991
Net increase	55,088	$1,095,400	2,300,640	$44,566,463

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Small/Medium Co Growth Equity Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	380,059	$5,447,262	327	$5,331	7,534	$117,654
Shares repurchased	(528,194)	(7,918,571)	(3,335)	(50,451)	(76,220)	(1,072,709)
Shares converted from Class B to Class A	7,920	117,327	(8,518)	(117,327)	—	—
Dividends reinvested	452,998	6,767,795	2,665	36,746	70,362	976,626
Net increase (decrease)	312,783	$4,413,813	(8,861)	$(125,701)	1,676	$21,571
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	157,897	$2,543,445	7,795,327	$121,682,275
Shares repurchased	(141,977)	(2,124,837)	(7,013,876)	(105,492,613)
Dividends reinvested	64,940	998,131	4,936,544	75,331,657
Net increase	80,860	$1,416,739	5,717,995	$91,521,319

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	117,939	$1,903,587	4,078	$61,049	8,152	$123,756
Shares repurchased	(737,368)	(11,828,678)	(12,089)	(178,936)	(97,245)	(1,455,598)
Shares converted from Class B to Class A	23,295	370,998	(24,728)	(370,998)	—	—
Dividends reinvested	81,515	1,267,551	1,001	14,668	12,570	185,024
Net decrease	(514,619)	$(8,286,542)	(31,738)	$(474,217)	(76,523)	$(1,146,818)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	195,457	$3,250,868	7,303,343	$120,839,534
Shares repurchased	(154,334)	(2,540,485)	(5,466,236)	(89,764,919)
Dividends reinvested	8,337	132,391	699,722	11,062,606
Net increase	49,460	$842,774	2,536,829	$42,137,221

UBS PACE International Equity Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	638,256	$11,810,528	632	$12,600	20,781	$433,118
Shares repurchased	(981,066)	(17,987,580)	(4,434)	(78,737)	(57,882)	(1,091,880)
Shares converted from Class B to Class A	10,311	189,592	(10,514)	(189,592)	—	—
Dividends reinvested	752,680	14,082,644	2,592	47,641	51,557	946,583
Net increase (decrease)	420,181	$8,095,184	(11,724)	$(208,088)	14,456	$287,821
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	277,148	$5,076,460	15,737,511	$300,850,054
Shares repurchased	(633,552)	(11,668,351)	(13,814,250)	(256,221,407)
Dividends reinvested	414,916	7,754,775	7,763,144	144,860,266
Net increase	58,512	$1,162,884	9,686,405	$189,488,913

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE International Equity Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	448,211	$9,072,038	3,333	$64,231	22,538	$446,288
Shares repurchased	(728,537)	(14,899,948)	(8,314)	(157,944)	(76,279)	(1,533,861)
Shares converted from Class B to Class A	14,047	285,830	(14,356)	(285,830)	—	—
Dividends reinvested	582,691	11,280,906	3,037	57,796	41,358	787,045
Net increase (decrease)	316,412	$5,738,826	(16,300)	$(321,747)	(12,383)	$(300,528)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	411,233	$8,417,158	14,612,769	$299,221,707
Shares repurchased	(464,892)	(9,444,392)	(12,081,828)	(246,611,211)
Dividends reinvested	321,356	6,218,236	5,308,630	102,562,726
Net increase	267,697	$5,191,002	7,839,571	$155,173,222

UBS PACE International Emerging Markets Equity Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	337,939	$7,546,874	379	$8,116	30,565	$684,349
Shares repurchased	(358,590)	(7,779,279)	(6,042)	(126,181)	(64,606)	(1,315,297)
Shares converted from Class B to Class A	4,412	92,844	(4,537)	(92,844)	—	—
Dividends reinvested	232,817	4,991,598	3,770	77,276	57,773	1,182,038
Net increase (decrease)	216,578	$4,852,037	(6,430)	$(133,633)	23,732	$551,090
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	530,628	$12,357,584	3,365,541	$76,688,847
Shares repurchased	(424,627)	(9,297,322)	(4,706,298)	(105,092,624)
Dividends reinvested	254,370	5,535,105	2,784,776	60,373,941
Net increase	360,371	$8,595,367	1,444,019	$31,970,164

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	230,006	$4,719,692	4,789	$89,921	32,808	$651,391
Shares repurchased	(277,339)	(5,594,730)	(4,303)	(87,113)	(58,004)	(1,103,383)
Shares converted from Class B to Class A	9,864	201,989	(10,279)	(201,989)	—	—
Dividends reinvested	176,540	3,295,997	3,791	68,082	43,918	788,770
Net increase (decrease)	139,071	$2,622,948	(6,002)	$(131,099)	18,722	$336,778
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	370,414	$7,973,130	3,706,805	$76,395,053
Shares repurchased	(387,931)	(7,791,057)	(4,143,386)	(84,819,917)
Dividends reinvested	162,473	3,069,117	2,104,989	39,657,998
Net increase	144,956	$3,251,190	1,668,408	$31,233,134

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Global Real Estate Securities Investments

For the year ended July 31, 2008:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	928,836	$8,419,221	8,915	$90,056	5,836,434	$52,683,971
Shares repurchased	(533,330)	(4,560,320)	(18,320)	(164,946)	(1,701,916)	(14,802,302)
Dividends reinvested	24,271	211,398	999	8,703	228,096	1,991,283
Net increase (decrease)	419,777	$4,070,299	(8,406)	$(66,187)	4,362,614	$39,872,952

For the period ended July 31, 2007:

	Class A1		Class C1		Class Y2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	504,711	$5,219,184	38,068	$395,756	1,000,000	$10,000,000
Shares repurchased	(64,605)	(677,003)	(1,924)	(20,229)	(1,004,428)	(10,770,258)
Dividends reinvested	13	122	8	80	4,428	43,000
Net increase (decrease)	440,119	$4,542,303	36,152	$375,607	—	$(727,258)
	Class P3
	Shares	Amount
Shares sold	4,856,663	$51,030,872
Shares repurchased	(173,796)	(1,807,422)
Net increase	4,682,867	$49,223,450

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through February 15, 2007.

3  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

UBS PACE Alternative Strategies Investments

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,999,043	$130,223,796	1,203	$13,117	734,939	$7,919,032
Shares repurchased	(3,499,573)	(37,898,870)	(654)	(7,060)	(321,449)	(3,417,630)
Dividends reinvested	176,113	1,916,110	44	474	9,381	101,320
Net increase	8,675,583	$94,241,036	593	$6,531	422,871	$4,602,722
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,687,399	$59,733,844	25,986,192	$284,354,452
Shares repurchased	(210,638)	(2,205,286)	(8,207,779)	(89,122,799)
Dividends reinvested	—	—	1,017,460	11,100,483
Net increase	5,476,761	$57,528,558	18,795,873	$206,332,136

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,260,581	$57,308,940	5,821	$63,245	335,148	$3,698,108
Shares repurchased	(600,984)	(6,474,347)	(4,525)	(50,091)	(22,486)	(250,297)
Dividends reinvested	10,645	111,139	4	46	116	1,207
Net increase	4,670,242	$50,945,732	1,300	$13,200	312,778	$3,449,018
	Class P
	Shares	Amount
Shares sold	31,171,574	$335,109,125
Shares repurchased	(1,918,394)	(20,798,674)
Dividends reinvested	78,612	821,496
Net increase	29,331,792	$315,131,947

Subsequent events

Effective August 1, 2008, UBS PACE Government Securities Fixed Income Investments has entered into a revised written fee waiver/expense reimbursement agreement with UBS Global AM to maintain the total annual ordinary operating expenses of each class through November 30, 2008 (with certain exclusions such as dividend expense, borrowing costs and interest expense) at levels not to exceed the following:

Portfolio	Effective 08/01/08
UBS PACE Government Securities Fixed Income Investments—Class A	1.02%
UBS PACE Government Securities Fixed Income Investments—Class B	1.77
UBS PACE Government Securities Fixed Income Investments—Class C	1.52
UBS PACE Government Securities Fixed Income Investments—Class Y	0.77
UBS PACE Government Securities Fixed Income Investments—Class P	0.77

Also, at a meeting held on June 24, 2008, the shareholders of the Trust voted to approve changes to the investment management and administration agreement between UBS Global AM and the Trust, on behalf of each Portfolio. The combined management and administrative fees, effective August 1, 2008, are as follows:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

For more information regarding additional proposals that were approved by the shareholders of the Trust, please refer to the "Supplemental Information" section which begins on page 353.

UBS PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, collectively the "Trust"), including the portfolios of investments, as of July 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting UBS PACE Select Advisors Trust at July 31, 2008, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2008

UBS PACE Select Advisors Trust

Tax information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2008) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
UBS PACE Large Co Value Equity Investments	34.51%	—
UBS PACE Large Co Growth Equity Investments	100.00%	—
UBS PACE Small/Medium Co Value Equity Investments	41.53%	—
UBS PACE Small/Medium Co Growth Equity Investments	13.18%	—
UBS PACE International Equity Investments	—	$4,173,182
UBS PACE International Emerging Markets Equity Investments	—	1,423,449
UBS PACE Global Real Estate Securities Investments	13.85%	—
UBS PACE Alternative Strategies Investments	7.09%	—

Also, for the fiscal year ended July 31, 2008, the foreign source income for information reporting purposes for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments is $50,955,688 and $14,398,711, respectively.

For the period ended July 31, 2008, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
UBS PACE Large Co Value Equity Investments	$87,332,323
UBS PACE Large Co Growth Equity Investments	2,537,528
UBS PACE Small/Medium Co Value Equity Investments	17,793,767
UBS PACE Small/Medium Co Growth Equity Investments	24,737,116
UBS PACE International Equity Investments	64,931,494
UBS PACE International Emerging Markets Equity Investments	26,061,029
UBS PACE Global Real Estate Securities Investments	2,154,323
UBS PACE Alternative Strategies Investments	13,249,755

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Shareholder meeting results

A special meeting of shareholders of the Funds' shareholders was held on May 15, 2008 and adjourned to June 11, 2008 and further adjourned to June 24, 2008. The results of the votes taken among shareholders on the proposals before them are reported below. Each vote represents one share held on the record date for the meeting. The Funds are not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote on and for which the broker does not have discretionary voting authority.) Abstentions and broker non-votes, if any, are counted as shares present for purposes of determining whether a quorum is present but are not voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes have the effect of a negative vote on Proposals 1, 2 and 3 and no effect on Proposal 4.

UBS PACE Alternative Strategies Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	29,649,255.435	93.245%
Against	543,969.127	1.711%
Abstain	1,603,988.026	5.044%
Total	31,797,212.588	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	29,041,637.588	91.334%
Against	1,145,004.010	3.601%
Abstain	1,610,570.990	5.065%
Total	31,797,212.588	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	29,020,172.741	91.266%
Against	1,150,199.502	3.617%
Abstain	1,626,840.345	5.116%
Total	31,797,212.588	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	29,046,934.415	91.351%
Against	1,155,203.922	3.633%
Abstain	1,595,074.251	5.016%
Total	31,797,212.588	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	28,989,207.652	91.169%
Against	1,168,092.941	3.674%
Abstain	1,639,911.995	5.157%
Total	31,797,212.588	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	28,869,680.050	90.793%
Against	1,304,255.660	4.102%
Abstain	1,623,276.878	5.105%
Total	31,797,212.588	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	29,071,384.261	91.427%
Against	1,115,450.407	3.508%
Abstain	1,610,377.920	5.065%
Total	31,797,212.588	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	29,157,831.553	91.699%
Against	1,067,358.135	3.357%
Abstain	1,572,022.900	4.944%
Total	31,797,212.588	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	28,866,433.238	90.783%
Against	1,316,064.401	4.139%
Abstain	1,614,714.949	5.078%
Total	31,797,212.588	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	28,867,850.674	90.787%
Against	1,262,830.067	3.972%
Abstain	1,666,531.847	5.241%
Total	31,797,212.588	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	28,614,475.203	89.991%
Against	1,618,665.929	5.091%
Abstain	1,564,071.456	4.919%
Total	31,797,212.588	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	28,989,611.803	96.062%
Against	1,188,324.456	3.938%
Abstain	1,619,276.329	N/A
Total	31,797,212.588	100.00%

UBS PACE Global Fixed Income Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	27,326,168.674	89.532%
Against	1,619,721.632	5.307%
Abstain	1,575,120.505	5.161%
Total	30,521,010.811	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	26,589,322.016	87.118%
Against	2,349,833.296	7.699%
Abstain	1,581,855.499	5.183%
Total	30,521,010.811	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	26,612,874.097	87.195%
Against	2,314,924.495	7.585%
Abstain	1,593,212.219	5.220%
Total	30,521,010.811	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	26,546,185.174	86.977%
Against	2,378,320.575	7.792%
Abstain	1,596,505.062	5.231%
Total	30,521,010.811	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	26,552,576.908	86.998%
Against	2,333,091.806	7.644%
Abstain	1,635,342.097	5.358%
Total	30,521,010.811	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	26,424,972.057	86.580%
Against	2,474,372.452	8.107%
Abstain	1,621,666.302	5.313%
Total	30,521,010.811	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	26,618,322.399	87.213%
Against	2,226,596.320	7.295%
Abstain	1,676,092.092	5.492%
Total	30,521,010.811	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	26,851,163.902	87.976%
Against	2,110,435.078	6.915%
Abstain	1,559,411.831	5.109%
Total	30,521,010.811	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	26,330,660.325	86.271%
Against	2,513,829.107	8.236%
Abstain	1,676,521.379	5.493%
Total	30,521,010.811	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	26,358,007.781	86.360%
Against	2,509,559.145	8.222%
Abstain	1,653,443.885	5.417%
Total	30,521,010.811	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	26,313,421.785	86.214%
Against	2,569,815.258	8.420%
Abstain	1,637,773.768	5.366%
Total	30,521,010.811	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	26,079,621.404	85.448%
Against	2,905,190.532	9.519%
Abstain	1,536,198.875	5.033%
Total	30,521,010.811	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	26,445,179.946	91.623%
Against	2,418,009.619	8.377%
Abstain	1,657,821.246	N/A
Total	30,521,010.811	100.00%

UBS PACE Global Real Estate Securities Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	4,423,561.889	93.446%
Against	78,174.940	1.651%
Abstain	232,079.463	4.903%
Total	4,733,816.292	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	4,371,273.274	92.341%
Against	131,380.023	2.775%
Abstain	231,162.995	4.883%
Total	4,733,816.292	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	4,366,354.410	92.238%
Against	126,671.346	2.676%
Abstain	240,790.536	5.087%
Total	4,733,816.292	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	4,370,346.079	92.322%
Against	125,299.643	2.647%
Abstain	238,170.570	5.031%
Total	4,733,816.292	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	4,352,179.546	91.938%
Against	133,964.254	2.830%
Abstain	247,672.492	5.232%
Total	4,733,816.292	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	4,343,736.217	91.760%
Against	152,581.779	3.223%
Abstain	237,498.296	5.017%
Total	4,733,816.292	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	4,367,729.253	92.267%
Against	125,718.748	2.656%
Abstain	240,368.291	5.078%
Total	4,733,816.292	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	4,381,619.349	92.560%
Against	114,691.063	2.423%
Abstain	237,505.880	5.017%
Total	4,733,816.292	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	4,351,508.308	91.924%
Against	144,980.036	3.063%
Abstain	237,327.948	5.013%
Total	4,733,816.292	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	4,347,933.197	91.848%
Against	139,546.535	2.948%
Abstain	246,336.560	5.204%
Total	4,733,816.292	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	4,307,877.111	91.002%
Against	193,148.976	4.080%
Abstain	232,790.205	4.918%
Total	4,733,816.292	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	4,363,696.765	97.102%
Against	130,244.165	2.898%
Abstain	239,875.362	N/A
Total	4,733,816.292	100.00%

UBS PACE Government Securities Fixed Income Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	25,288,177.158	89.424%
Against	1,360,070.776	4.809%
Abstain	1,630,736.757	5.767%
Total	28,278,984.691	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	24,797,217.807	87.688%
Against	1,869,536.563	6.611%
Abstain	1,612,230.321	5.701%
Total	28,278,984.691	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	24,822,673.075	87.778%
Against	1,776,508.269	6.282%
Abstain	1,679,803.347	5.940%
Total	28,278,984.691	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	24,707,891.597	87.372%
Against	1,888,690.947	6.679%
Abstain	1,682,402.147	5.949%
Total	28,278,984.691	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	24,696,766.280	87.333%
Against	1,886,538.858	6.671%
Abstain	1,695,679.553	5.996%
Total	28,278,984.691	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	24,580,228.735	86.920%
Against	1,999,507.347	7.071%
Abstain	1,699,248.609	6.009%
Total	28,278,984.691	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	24,788,455.779	87.657%
Against	1,752,969.254	6.199%
Abstain	1,737,559.658	6.144%
Total	28,278,984.691	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	24,966,749.918	88.287%
Against	1,713,518.013	6.059%
Abstain	1,598,716.760	5.653%
Total	28,278,984.691	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	24,536,480.649	86.766%
Against	2,017,796.808	7.135%
Abstain	1,724,707.234	6.099%
Total	28,278,984.691	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	24,574,944.895	86.902%
Against	1,973,614.565	6.979%
Abstain	1,730,425.231	6.119%
Total	28,278,984.691	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	24,513,532.244	86.685%
Against	2,112,378.964	7.470%
Abstain	1,653,073.483	5.846%
Total	28,278,984.691	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	24,273,812.919	85.837%
Against	2,489,759.846	8.804%
Abstain	1,515,411.926	5.359%
Total	28,278,984.691	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	24,603,676.453	92.605%
Against	1,964,705.181	7.395%
Abstain	1,710,603.057	N/A
Total	28,278,984.691	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

UBS PACE High Yield Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	7,101,356.176	93.659%
Against	130,726.274	1.724%
Abstain	350,094.230	4.617%
Total	7,582,176.680	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	6,953,970.979	91.715%
Against	272,044.340	3.588%
Abstain	356,161.361	4.697%
Total	7,582,176.680	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	6,965,257.251	91.864%
Against	264,717.031	3.491%
Abstain	352,202.398	4.645%
Total	7,582,176.680	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	6,957,889.524	91.766%
Against	274,763.281	3.624%
Abstain	349,523.875	4.610%
Total	7,582,176.680	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	6,963,646.986	91.842%
Against	272,145.755	3.589%
Abstain	346,383.939	4.568%
Total	7,582,176.680	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	6,935,176.974	91.467%
Against	289,676.640	3.820%
Abstain	357,323.066	4.713%
Total	7,582,176.680	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	6,957,362.190	91.759%
Against	267,797.206	3.532%
Abstain	357,017.284	4.709%
Total	7,582,176.680	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	6,981,204.462	92.074%
Against	253,009.951	3.337%
Abstain	347,962.267	4.589%
Total	7,582,176.680	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	6,942,438.855	91.563%
Against	287,175.634	3.788%
Abstain	352,562.191	4.650%
Total	7,582,176.680	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	6,951,066.998	91.676%
Against	278,065.519	3.667%
Abstain	353,044.163	4.656%
Total	7,582,176.680	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	6,931,450.762	91.418%
Against	290,747.003	3.835%
Abstain	359,978.915	4.748%
Total	7,582,176.680	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	6,899,752.476	91.000%
Against	334,684.527	4.414%
Abstain	347,739.677	4.586%
Total	7,582,176.680	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	6,956,578.340	96.329%
Against	265,135.625	3.671%
Abstain	360,462.715	N/A
Total	7,582,176.680	100.00%

UBS PACE Intermediate Fixed Income Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	21,026,687.335	91.540%
Against	720,806.090	3.138%
Abstain	1,222,440.150	5.322%
Total	22,969,933.575	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	20,279,983.556	88.289%
Against	1,468,105.599	6.391%
Abstain	1,221,844.420	5.319%
Total	22,969,933.575	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	20,341,245.970	88.556%
Against	1,396,818.272	6.081%
Abstain	1,231,869.333	5.363%
Total	22,969,933.575	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	20,246,877.960	88.145%
Against	1,485,686.189	6.468%
Abstain	1,237,369.426	5.387%
Total	22,969,933.575	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	20,283,534.737	88.305%
Against	1,455,321.116	6.336%
Abstain	1,231,077.722	5.360%
Total	22,969,933.575	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	20,173,076.905	87.824%
Against	1,566,932.761	6.822%
Abstain	1,229,923.909	5.354%
Total	22,969,933.575	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	20,294,974.386	88.355%
Against	1,400,996.987	6.099%
Abstain	1,273,962.202	5.546%
Total	22,969,933.575	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	20,465,922.395	89.099%
Against	1,307,656.461	5.693%
Abstain	1,196,354.719	5.208%
Total	22,969,933.575	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	20,135,254.500	87.659%
Against	1,581,074.520	6.883%
Abstain	1,253,604.555	5.458%
Total	22,969,933.575	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	20,170,833.836	87.814%
Against	1,561,458.663	6.798%
Abstain	1,237,641.076	5.388%
Total	22,969,933.575	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	20,141,912.653	87.688%
Against	1,608,711.597	7.004%
Abstain	1,219,309.325	5.308%
Total	22,969,933.575	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	19,984,385.310	87.002%
Against	1,787,603.324	7.782%
Abstain	1,197,944.941	5.215%
Total	22,969,933.575	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	20,136,263.879	92.599%
Against	1,609,320.557	7.401%
Abstain	1,224,349.139	N/A
Total	22,969,933.575	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

UBS PACE International Emerging Markets Equity Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	8,942,844.583	79.137%
Against	1,858,467.371	16.446%
Abstain	499,162.377	4.417%
Total	11,300,474.331	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	8,739,992.248	77.342%
Against	2,060,212.570	18.231%
Abstain	500,269.513	4.427%
Total	11,300,474.331	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	8,735,964.147	77.306%
Against	2,059,261.534	18.223%
Abstain	505,248.650	4.471%
Total	11,300,474.331	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	8,722,920.382	77.191%
Against	2,069,552.389	18.314%
Abstain	508,001.560	4.495%
Total	11,300,474.331	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	8,742,273.820	77.362%
Against	2,054,807.213	18.183%
Abstain	503,393.298	4.455%
Total	11,300,474.331	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	8,703,618.585	77.020%
Against	2,093,920.113	18.529%
Abstain	502,935.633	4.451%
Total	11,300,474.331	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	8,756,874.960	77.491%
Against	2,027,802.711	17.944%
Abstain	515,796.660	4.564%
Total	11,300,474.331	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	8,805,945.989	77.925%
Against	1,998,986.904	17.689%
Abstain	495,541.438	4.385%
Total	11,300,474.331	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	8,695,842.215	76.951%
Against	2,091,464.528	18.508%
Abstain	513,167.588	4.541%
Total	11,300,474.331	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	8,699,401.382	76.983%
Against	2,093,627.250	18.527%
Abstain	507,445.699	4.490%
Total	11,300,474.331	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	8,701,762.627	77.004%
Against	2,093,747.303	18.528%
Abstain	504,964.401	4.469%
Total	11,300,474.331	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	8,613,240.406	76.220%
Against	2,193,199.701	19.408%
Abstain	494,034.224	4.372%
Total	11,300,474.331	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	8,716,583.379	80.858%
Against	2,063,509.010	19.142%
Abstain	520,381.942	N/A
Total	11,300,474.331	100.00%

UBS PACE International Equity Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	33,885,782.814	84.447%
Against	4,347,786.126	10.835%
Abstain	1,893,307.906	4.718%
Total	40,126,876.846	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	33,026,431.621	82.305%
Against	5,174,940.361	12.896%
Abstain	1,925,504.864	4.799%
Total	40,126,876.846	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	33,078,283.084	82.434%
Against	5,131,114.331	12.787%
Abstain	1,917,479.431	4.779%
Total	40,126,876.846	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	33,014,585.935	82.275%
Against	5,187,091.516	12.927%
Abstain	1,925,199.395	4.798%
Total	40,126,876.846	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	33,066,508.432	82.405%
Against	5,147,217.312	12.827%
Abstain	1,913,151.102	4.768%
Total	40,126,876.846	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	32,916,994.653	82.032%
Against	5,312,528.012	13.239%
Abstain	1,897,354.181	4.728%
Total	40,126,876.846	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	33,115,138.131	82.526%
Against	5,065,529.774	12.624%
Abstain	1,946,208.941	4.850%
Total	40,126,876.846	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	33,304,100.408	82.997%
Against	4,962,992.642	12.368%
Abstain	1,859,783.796	4.635%
Total	40,126,876.846	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	32,872,858.369	81.922%
Against	5,304,934.917	13.220%
Abstain	1,949,083.560	4.857%
Total	40,126,876.846	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	32,883,231.115	81.948%
Against	5,297,834.283	13.203%
Abstain	1,945,811.448	4.849%
Total	40,126,876.846	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	32,906,606.514	82.006%
Against	5,292,343.203	13.189%
Abstain	1,927,927.129	4.805%
Total	40,126,876.846	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	32,610,608.978	81.269%
Against	5,661,068.597	14.108%
Abstain	1,855,199.271	4.623%
Total	40,126,876.846	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	32,991,438.307	86.505%
Against	5,146,962.688	13.495%
Abstain	1,988,475.851	N/A
Total	40,126,876.846	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

UBS PACE Large Co Growth Equity Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	36,406,860.993	88.992%
Against	2,457,099.536	6.006%
Abstain	2,046,307.280	5.002%
Total	40,910,267.809	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	35,502,492.431	86.781%
Against	3,321,937.459	8.120%
Abstain	2,085,837.919	5.099%
Total	40,910,267.809	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	35,535,579.525	86.862%
Against	3,268,205.506	7.989%
Abstain	2,106,482.778	5.149%
Total	40,910,267.809	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	35,469,626.852	86.701%
Against	3,337,924.833	8.159%
Abstain	2,102,716.124	5.140%
Total	40,910,267.809	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	35,521,850.330	86.829%
Against	3,312,636.078	8.097%
Abstain	2,075,781.401	5.074%
Total	40,910,267.809	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	35,398,525.641	86.527%
Against	3,427,133.540	8.377%
Abstain	2,084,608.628	5.096%
Total	40,910,267.809	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	35,596,753.314	87.012%
Against	3,212,246.527	7.852%
Abstain	2,101,267.968	5.136%
Total	40,910,267.809	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	35,745,214.520	87.375%
Against	3,122,226.827	7.632%
Abstain	2,042,826.462	4.993%
Total	40,910,267.809	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	35,323,296.731	86.343%
Against	3,476,916.633	8.499%
Abstain	2,110,054.445	5.158%
Total	40,910,267.809	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	35,383,652.381	86.491%
Against	3,419,059.251	8.357%
Abstain	2,107,556.177	5.152%
Total	40,910,267.809	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	35,351,863.966	86.413%
Against	3,455,159.260	8.446%
Abstain	2,103,244.583	5.141%
Total	40,910,267.809	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	35,062,229.200	85.705%
Against	3,801,816.520	9.293%
Abstain	2,046,222.089	5.002%
Total	40,910,267.809	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	35,473,075.194	91.435%
Against	3,323,067.285	8.565%
Abstain	2,114,125.330	N/A
Total	40,910,267.809	100.00%

UBS PACE Large Co Value Equity Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	39,397,859.802	87.391%
Against	3,378,927.954	7.495%
Abstain	2,305,321.432	5.114%
Total	45,082,109.188	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	38,376,787.504	85.126%
Against	4,304,819.374	9.549%
Abstain	2,400,502.310	5.325%
Total	45,082,109.188	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	38,437,633.656	85.261%
Against	4,256,705.977	9.442%
Abstain	2,387,769.555	5.296%
Total	45,082,109.188	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	38,429,716.836	85.244%
Against	4,254,108.551	9.436%
Abstain	2,398,283.801	5.320%
Total	45,082,109.188	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	38,473,086.997	85.340%
Against	4,257,584.498	9.444%
Abstain	2,351,437.693	5.216%
Total	45,082,109.188	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	38,237,645.623	84.818%
Against	4,471,612.002	9.919%
Abstain	2,372,851.563	5.263%
Total	45,082,109.188	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	38,537,410.802	85.483%
Against	4,132,645.825	9.167%
Abstain	2,412,052.561	5.350%
Total	45,082,109.188	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	38,697,588.078	85.838%
Against	4,025,925.583	8.930%
Abstain	2,358,595.527	5.232%
Total	45,082,109.188	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	38,169,456.498	84.667%
Against	4,514,239.954	10.013%
Abstain	2,398,412.736	5.320%
Total	45,082,109.188	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	38,245,763.927	84.836%
Against	4,419,046.298	9.802%
Abstain	2,417,298.963	5.362%
Total	45,082,109.188	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	38,211,857.742	84.761%
Against	4,485,046.670	9.949%
Abstain	2,385,204.776	5.291%
Total	45,082,109.188	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	37,673,253.322	83.566%
Against	5,132,221.640	11.384%
Abstain	2,276,634.226	5.050%
Total	45,082,109.188	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	38,201,126.234	89.460%
Against	4,500,726.927	10.540%
Abstain	2,380,256.027	N/A
Total	45,082,109.188	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

UBS PACE Money Market Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	249,794,506.319	90.244%
Against	9,118,147.125	3.294%
Abstain	17,886,403.384	6.462%
Total	276,799,056.828	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	242,748,912.608	87.699%
Against	16,287,606.681	5.884%
Abstain	17,762,537.539	6.417%
Total	276,799,056.828	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	243,640,299.338	88.021%
Against	15,175,977.666	5.483%
Abstain	17,982,779.824	6.497%
Total	276,799,056.828	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	241,470,126.855	87.237%
Against	17,258,488.476	6.235%
Abstain	18,070,441.497	6.528%
Total	276,799,056.828	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	244,404,400.583	88.297%
Against	14,619,057.691	5.281%
Abstain	17,775,598.554	6.422%
Total	276,799,056.828	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	240,641,434.083	86.937%
Against	18,209,090.466	6.578%
Abstain	17,948,532.279	6.484%
Total	276,799,056.828	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	243,484,774.620	87.964%
Against	14,688,577.891	5.307%
Abstain	18,625,704.317	6.729%
Total	276,799,056.828	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	247,588,064.155	89.447%
Against	11,973,575.849	4.326%
Abstain	17,237,416.824	6.227%
Total	276,799,056.828	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	239,219,917.383	86.424%
Against	18,897,108.971	6.827%
Abstain	18,682,030.474	6.749%
Total	276,799,056.828	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	240,429,770.577	86.861%
Against	18,115,344.887	6.545%
Abstain	18,253,941.364	6.595%
Total	276,799,056.828	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	239,934,462.930	86.682%
Against	18,483,870.189	6.678%
Abstain	18,380,723.709	6.640%
Total	276,799,056.828	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	235,960,359.378	85.246%
Against	23,454,546.796	8.473%
Abstain	17,384,150.654	6.280%
Total	276,799,056.828	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	241,509,997.920	93.461%
Against	16,897,237.146	6.539%
Abstain	18,391,821.762	N/A
Total	276,799,056.828	100.00%

UBS PACE Municipal Fixed Income Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	15,383,214.836	91.463%
Against	502,626.432	2.988%
Abstain	933,261.261	5.549%
Total	16,819,102.529	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	14,714,567.220	87.487%
Against	1,185,595.358	7.049%
Abstain	918,939.951	5.464%
Total	16,819,102.529	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	14,756,974.560	87.739%
Against	1,147,590.925	6.823%
Abstain	914,537.044	5.437%
Total	16,819,102.529	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	14,744,523.600	87.665%
Against	1,146,893.453	6.819%
Abstain	927,685.476	5.516%
Total	16,819,102.529	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	14,735,861.707	87.614%
Against	1,152,248.021	6.851%
Abstain	930,992.801	5.535%
Total	16,819,102.529	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	14,633,797.773	87.007%
Against	1,283,503.154	7.631%
Abstain	901,801.602	5.362%
Total	16,819,102.529	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	14,797,104.797	87.978%
Against	1,086,009.059	6.457%
Abstain	935,988.673	5.565%
Total	16,819,102.529	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	14,925,006.928	88.738%
Against	1,027,901.464	6.112%
Abstain	866,194.137	5.150%
Total	16,819,102.529	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	14,617,206.955	86.908%
Against	1,306,129.512	7.766%
Abstain	895,766.062	5.326%
Total	16,819,102.529	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	14,623,162.439	86.944%
Against	1,249,341.833	7.428%
Abstain	946,598.257	5.628%
Total	16,819,102.529	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	14,622,665.140	86.941%
Against	1,265,615.060	7.525%
Abstain	930,822.329	5.534%
Total	16,819,102.529	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	14,464,066.069	85.998%
Against	1,496,586.794	8.898%
Abstain	858,449.666	5.104%
Total	16,819,102.529	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	14,668,773.447	92.060%
Against	1,265,200.506	7.940%
Abstain	885,128.576	N/A
Total	16,819,102.529	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

UBS PACE Small/Medium Co Growth Equity Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	17,585,146.327	89.473%
Against	1,059,092.975	5.389%
Abstain	1,009,867.993	5.138%
Total	19,654,107.295	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	17,208,672.620	87.558%
Against	1,424,016.874	7.245%
Abstain	1,021,417.801	5.197%
Total	19,654,107.295	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	17,201,910.731	87.523%
Against	1,403,941.959	7.143%
Abstain	1,048,254.605	5.334%
Total	19,654,107.295	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	17,170,346.313	87.363%
Against	1,430,936.271	7.281%
Abstain	1,052,824.711	5.357%
Total	19,654,107.295	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	17,225,548.100	87.644%
Against	1,413,002.828	7.189%
Abstain	1,015,556.367	5.167%
Total	19,654,107.295	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	17,141,539.156	87.216%
Against	1,473,440.393	7.497%
Abstain	1,039,127.746	5.287%
Total	19,654,107.295	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	17,234,072.609	87.687%
Against	1,374,078.517	6.991%
Abstain	1,045,956.169	5.322%
Total	19,654,107.295	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	17,321,688.402	88.133%
Against	1,325,090.787	6.742%
Abstain	1,007,328.106	5.125%
Total	19,654,107.295	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	17,110,622.897	87.059%
Against	1,486,080.882	7.561%
Abstain	1,057,403.516	5.380%
Total	19,654,107.295	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	17,118,675.532	87.100%
Against	1,488,353.516	7.573%
Abstain	1,047,078.247	5.328%
Total	19,654,107.295	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	17,117,749.464	87.095%
Against	1,500,650.387	7.635%
Abstain	1,035,707.444	5.270%
Total	19,654,107.295	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	16,954,396.488	86.264%
Against	1,696,224.522	8.630%
Abstain	1,003,486.285	5.106%
Total	19,654,107.295	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	17,181,795.139	92.400%
Against	1,413,169.824	7.600%
Abstain	1,059,142.332	N/A
Total	19,654,107.295	100.00%

UBS PACE Small/Medium Co Value Equity Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	15,215,942.721	90.188%
Against	734,968.426	4.356%
Abstain	920,439.446	5.456%
Total	16,871,350.593	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	14,882,534.210	88.212%
Against	1,057,151.094	6.266%
Abstain	931,665.289	5.522%
Total	16,871,350.593	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	14,872,156.651	88.150%
Against	1,043,117.583	6.183%
Abstain	956,076.359	5.667%
Total	16,871,350.593	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	14,855,008.015	88.049%
Against	1,058,476.304	6.274%
Abstain	957,866.274	5.677%
Total	16,871,350.593	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	14,882,129.122	88.209%
Against	1,064,630.439	6.310%
Abstain	924,591.032	5.480%
Total	16,871,350.593	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	14,812,147.168	87.795%
Against	1,119,922.452	6.638%
Abstain	939,280.973	5.567%
Total	16,871,350.593	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	14,911,182.445	88.382%
Against	1,011,083.037	5.993%
Abstain	949,085.111	5.625%
Total	16,871,350.593	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	14,985,388.259	88.822%
Against	969,284.159	5.745%
Abstain	916,678.175	5.433%
Total	16,871,350.593	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	14,782,676.905	87.620%
Against	1,131,241.881	6.705%
Abstain	957,431.807	5.675%
Total	16,871,350.593	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	14,794,962.914	87.693%
Against	1,110,367.012	6.581%
Abstain	966,020.667	5.726%
Total	16,871,350.593	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	14,798,011.783	87.711%
Against	1,124,620.755	6.666%
Abstain	948,718.055	5.623%
Total	16,871,350.593	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	14,623,246.354	86.675%
Against	1,337,188.257	7.926%
Abstain	910,915.982	5.399%
Total	16,871,350.593	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	14,802,174.164	92.992%
Against	1,115,505.290	7.008%
Abstain	953,671.139	N/A
Total	16,871,350.593	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

UBS PACE Strategic Fixed Income Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	28,403,248.539	91.744%
Against	962,963.968	3.110%
Abstain	1,592,984.639	5.145%
Total	30,959,197.146	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	27,755,811.156	89.653%
Against	1,629,870.776	5.265%
Abstain	1,573,515.214	5.083%
Total	30,959,197.146	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	27,803,822.742	89.808%
Against	1,547,695.480	4.999%
Abstain	1,607,678.924	5.193%
Total	30,959,197.146	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	27,736,654.363	89.591%
Against	1,610,791.026	5.203%
Abstain	1,611,751.757	5.206%
Total	30,959,197.146	100.00%

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	27,758,565.018	89.662%
Against	1,622,171.166	5.240%
Abstain	1,578,460.962	5.099%
Total	30,959,197.146	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	27,672,149.491	89.383%
Against	1,699,337.325	5.489%
Abstain	1,587,710.330	5.128%
Total	30,959,197.146	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	27,794,575.314	89.778%
Against	1,541,926.916	4.981%
Abstain	1,622,694.916	5.241%
Total	30,959,197.146	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	27,931,700.410	90.221%
Against	1,480,422.492	4.782%
Abstain	1,547,074.244	4.997%
Total	30,959,197.146	100.00%

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	27,652,371.276	89.319%
Against	1,700,901.980	5.494%
Abstain	1,605,923.890	5.187%
Total	30,959,197.146	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	27,684,415.984	89.422%
Against	1,684,923.728	5.442%
Abstain	1,589,857.434	5.135%
Total	30,959,197.146	100.00%

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	27,638,908.163		89.275%
Against	1,735,358.488		5.605%
Abstain	1,584,930.495		5.119%
Total	30,959,197.146		100.00%
		%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	27,334,194.705	88.291%
Against	2,078,882.019	6.715%
Abstain	1,546,120.422	4.994%
Total	30,959,197.146	100.00%

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	27,684,167.295	94.318%
Against	1,667,632.681	5.682%
Abstain	1,607,397.170	N/A
Total	30,959,197.146	100.00%

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

February 2008 Board Meeting:

Basis for the Board's approval of the Amended Investment Management and Administration Agreement

Background—At meetings of the UBS PACE Select Advisers Trust's (the Trust) board on November 14, 2007 and February 13, 2008, the members of the board, including Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered a proposed amended investment management and administration agreement ("Amended Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"). After its initial review on November 14, 2007, the board requested and received from UBS Global AM additional materials to assist it in its considerations. In its consideration of the approval of the Amended Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services to be provided under the Amended Investment Management and Administration Agreement—The board considered the nature, extent and quality of management services proposed to be provided to the Portfolios under the Amended Investment Management and Administration Agreement. The board took note that UBS Global AM had advised the board that there is not expected to be any diminution in the nature, extent and quality of services provided to the Portfolios and their shareholders under the Amended Investment Management and Administration Agreement. The board's evaluation of the services expected to be provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board recognized that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios, including the oversight of sub-advisory services. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG, and that UBS Global AM is an experienced asset management firm.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolios under the Amended Investment Management and Administration Agreement.

Management fees and expenses—For each Portfolio, the board received information from UBS Global AM showing the impact of the proposed changes to the Portfolio's investment management and administrative fees. The data received by the board included an analysis by UBS Global AM of the proposed changes utilizing certain data based upon a format that the board had received from Lipper, Inc. for its July 2007 annual contract renewal meeting. The board expressed concern that for certain Portfolios the expenses associated with the proxy solicitation would cause the Portfolios' expenses to exceed their current expense caps. As a result, UBS Global AM proposed that it would pay the amount by which the actual costs of the proxy solicitation exceeded any Portfolio's expense cap. Management also agreed to institute additional contractual fee reductions for certain of the Portfolios as part of the Amended Investment Management and Administration Agreement if it were approved. Management also discussed the rationale for the change in the investment management fee and administrative fee levels, noting that over time the advisory resources and staff needed to be provided to the Portfolios have increased substantially, while standard administrative fees charged for comparable fund complexes have been reduced. Management also

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

noted that, for each Portfolio other than UBS PACE Money Market Investments, the increase in the investment management fees would make it more feasible for UBS Global AM, when and if it considered it appropriate to do so, to hire sub-advisors who charged higher fees than are paid to the Portfolios' current sub-advisors, or increase sub-advisory fees if and as necessary. Management also noted that although the amounts of the investment management and administrative fees were changing for each Portfolio, the aggregate amounts of these fees were not expected to be substantially different than the current aggregates, except that certain contractual aggregate rates would actually decrease. Management also noted that, for most of the fixed income Portfolios, the recent voluntary annual fee waivers/expense caps approved by the board had caused expenses for those Portfolios to be reduced. While UBS Global AM had a history of proposing voluntary annual fee waivers/expense caps for some Portfolios to enhance their competitiveness and in connection with annual contract renewal discussions with the board, such fee waivers/expense caps expired each year unless renewed. Management noted that the Amended Investment Management and Administration Agreement would incorporate certain fee concessions in the form of changes to breakpoints (and/or reductions in aggregate fee levels) for certain Portfolios into the contractual fee structure, and to that extent, UBS Global AM was effectively relinquishing its ability to charge the full contractual fees under the current investment management and administration agreement in the future, if the Amended Investment Management and Administration Agreement were to be approved by shareholders. The board determined that the investment management fees proposed to be paid by the Portfolios represent reasonable compensation to UBS Global AM in light of the services provided and the fees paid by similar funds and such other matters as the board considered relevant in the exercise of its reasonable judgment. The board did not consider institutional account fees for accounts of similar investment types to those of the Portfolios in its review, as it had recently reviewed those at its July 2007 meeting.

With respect to UBS PACE Large Co Value Equity Investments, it was the view of UBS Global AM, supported by the analysis of the Trust's counsel, that the settlement (a settlement between certain of the Portfolio's shareholders and UBS Global Asset Management (US) Inc., the Portfolio's prior investment manager and administrator) did not bar termination of the current investment management and administration agreement and the associated fee waiver agreement and that, upon shareholder approval to the proposed Amended Investment Management and Administration Agreement, the old fee waiver could be eliminated.

Portfolio performance—The board noted that it received information throughout the year at periodic intervals with respect to each Portfolio's performance, and had engaged in an extensive review of Portfolio performance at its July 2007 meeting. Given that the services to be provided under the Amended Investment Management and Administration Agreement in comparison with the current investment management and administration agreement would not be changing and that the portfolio managers of the Portfolios and the sub-advisors of the Portfolios were not proposed to be changed specifically in connection with the approval of the Amended Investment Management and Administration Agreement, the board did not specifically consider Portfolio performance in its consideration of the Amended Investment Management and Administration Agreement.

Profitability of UBS Global AM—Profitability of UBS Global AM and its affiliates in providing services to each Portfolio was not a factor considered by the board. The board noted that it expects to receive cost, expense and profitability information prior to the end of the initial term of the Amended Investment Management and Administration Agreement and, thus, be in a position to evaluate at that time whether any adjustments in Portfolio fees would be appropriate in connection with a renewal of the Amended Investment Management and Administration Agreement. The board also recognized that it had reviewed the profitability of UBS Global AM and its affiliates at its July 2007 meeting. Management also explained that

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

shareholders who hold shares in ERISA Accounts, pursuant to a Department of Labor order, may cause a greater net decrease in UBS Global AM's revenue if the Amended Investment Management and Administration Agreement was approved, as the increase in the investment management fee might be partially offset by a fee offset.

Economies of scale—The board considered whether any changes in the economies of scale realized (or potentially realized) by UBS Global AM and any benefits the Portfolios may incur from such economies of scale were proposed to be changed if the Amended Investment Management and Administration Agreement was approved. The board recognized that there would be some changes in the breakpoint structures for certain Portfolios with respect to investment management fees; however, it was not expected that any economies of scale from which the Portfolios currently benefited would change in any significant manner although some Portfolios may experience additional savings if assets grew. As noted above, the board also recognized that for UBS PACE Large Co Value Equity Investments, although approval of the Amended Investment Management and Administration Agreement would cause the termination of the fee waiver agreement, thus eliminating the Portfolio's breakpoints, new breakpoints would be instituted, and management anticipated that there would be no change in the Portfolio's total fees, after giving effect to the fee waiver agreement.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolios. The board noted that any such benefits were not proposed to change in connection with approval of the Amended Investment Management and Administration Agreement and that at its July 2007 meeting it had determined that the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, at its meeting on February 13, 2008, the board approved the Amended Investment Management and Administration Agreement for each Portfolio, subject to shareholder approval.

UBS Global AM noted that the replacement of the existing Investment Management and Administration Agreement by the Amended Investment Management and Administration Agreement would result in the automatic termination of the related sub-advisory agreements; therefore, UBS Global AM asked the board to approve superseding agreements with each sub-advisor substantially in the forms of the existing sub-advisory agreements should the shareholders approve the proposed new agreement to assure continuity in the provision of investment management services to the relevant portfolios. After consideration, the board approved the sub-advisory agreements to take effect under the Amended Investment Management and Administration Agreement co-extensive with the effectiveness of such agreement.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Amended Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed Amended Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments—Board Approval of Sub-Advisory Agreement (unaudited)

May 2008 board meeting:

Background—At a meeting of the Trust's board on May 7, 2008, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed sub-advisory agreement between UBS Global AM and Pzena Investment Management LLC ("Pzena") with respect to UBS PACE Large Co Value Equity Investments (the "Portfolio"). In considering the approval of the new sub-advisory agreement, the board of trustees was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the advisory and subadvisory agreements for the other portfolios of the Trust, including (1) the extensive materials it had reviewed at its last annual contract renewal meeting for the portfolios in July 2007 and (2) the materials it had reviewed at its February 2008 meeting in connection with the submission of new contractual arrangements to shareholders for their consideration at a special meeting of shareholders. The board noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and subadvisory agreements. The board received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Pzena as a subadviser for the Portfolio.

In its consideration of the approval of the proposed subadvisory agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Pzena to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered UBS Global AM's reasons for recommending Pzena to replace one of the three subadvisers for the Portfolio, including UBS Global AM's belief that the deep value investment style utilized by Pzena would complement the strategies of the Portfolio's other two continuing subadvisers and that Pzena's strategy could have a positive impact on the Portfolio's aggregate risk exposure. The board also received materials from Pzena detailing Pzena's investment philosophy and met with members of the portfolio management team for Pzena, who discussed with the board their investment process and the backgrounds and qualifications of the portfolio management team members. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed subadvisory agreement.

Subadvisory Fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Pzena. The board noted that the proposed subadvisory fee that UBS Global AM had negotiated with Pzena would be higher than the subadvisory fee paid to the predecessor subadviser. The board also considered that the compensation to be paid to Pzena would be paid by UBS Global AM, not the Portfolio. In addition, the board considered that the fee waiver that had been in effect since the subadviser being replaced by Pzena commenced service, which provided that UBS Global AM would waive a portion of the management fee it received from the Portfolio to the extent necessary to reflect the lower overall fees it paid to the subadvisers as a result of the lower sub-advisory fee paid to the predecessor subadviser, would be discontinued. The board noted that, as a result, the Portfolio's net expenses would increase.

Taking all of the above into consideration, the board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the subadvisory agreement.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments—Board Approval of Sub-Advisory Agreement (unaudited)

Portfolio Performance—The board received and considered information provided by Pzena with respect to Pzena's Large Cap Value composite investment performance in comparison to the Russell 1000® Value Index. The board noted that based on the composite materials provided by Pzena, Pzena had underperformed the benchmark during most stated periods although it had outperformed since stated inception of the composite information (October 1, 2000). The portfolio management team discussed the reasons for the underperformance. Management noted that over the long-term Pzena's performance was satisfactory. The board also noted that, as Pzena would be a new subadviser to the Portfolio, the current performance of the Portfolio was not relevant to the consideration of the approval of the subadvisory agreement.

Adviser Profitability—The board reviewed information received from UBS Global AM showing the impact on UBS Global AM's profitability since UBS Global AM would be paying a larger portion of its management fee to Pzena, even with the removal of the fee waiver, than it had to the predecessor subadviser. The board concluded that it had reviewed UBS Global AM's profitability previously with respect to the Portfolio and considered it not excessive in light of the nature, extent and quality of the services provided to the Portfolio and continued to consider UBS Global AM's profitability to be not excessive in light of the new information provided.

Economies of Scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee were not relevant.

Other Benefits to the Subadviser—The board was informed by management that Pzena's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Pzena did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the proposed subadvisory agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the subadvisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the subadvisory agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or Pzena were present.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

July 2008 Board Meeting:

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on July 16, 2008, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with Subadvisers, the subadvisory agreements for the Portfolios. (Throughout this discussion, each subadviser to a Portfolio is referred to as a "Subadviser" and each subadvisory agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about the Portfolios' Subadvisers, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, subadvisory, administration and distribution agreements.

In addition to approving the current investment management and administration agreement and the Subadvisory Agreements for the Portfolios, the Board also reconfirmed its approval of an Amended Investment Management and Administration Agreement for the Portfolios, which was scheduled to take effect as of August 1, 2008 and which had been recently approved by each Portfolio's shareholders. (The August 1st effectiveness date coincided with the start of the Trust's next fiscal year.) The board also reconfirmed its approval of new Subadvisory Agreements, identical in substance to the respective current Subadvisory Agreements, for each Subadviser, which were also scheduled to take effect as of August 1, 2008. Throughout this discussion, the considerations for the Amended Investment Management and Administration Agreement and each new Subadvisory Agreement, respectively, were substantially similar to those for the current investment management and administration agreement and each Subadvisory Agreement. Throughout this discussion, both the current investment management and administration agreement and the Amended Investment Management and Administration Agreement are referred to as the "Investment Management and Administration Agreement" and the current and new subadvisory agreements are referred to as the "Subadvisory Agreement(s)."

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with Subadviser(s), subadvisory services provided by the particular Subadviser during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

role in coordinating providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Subadvisers for the Portfolios and reported to the board at each meeting on the Subadvisers' performance and made recommendations with respect to Subadviser changes from time to time based on the performance of the Subadvisers and certain other factors. The board's evaluation of the services provided by UBS Global AM and the Subadvisers took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of each Portfolio's senior personnel at UBS Global AM and had received information regarding the person, persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Subadviser. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement and, for the subadvised Portfolios, the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (each, a "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio, if any, and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with each Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through November 30, 2008 (excluding extraordinary items, dividend expense, borrowing costs and/or interest expense, if any) would not exceed specified limits for each class (or, with respect to certain Portfolios an agreement to waive its management fee to the extent necessary to reflect the lower overall fees paid by UBS Global AM to one of the Portfolio's Subadvisers). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"), and when available, the board also received comparative data on a subset of the Expense Group that included only subadvised funds. The board also received certain pro forma information from Lipper showing the effect, if any, on Portfolio expenses of the reallocation of the contractual investment management and administration fees for the Portfolios (i.e., a decrease of 10 basis points in the administrative fees paid by each Portfolio and a corresponding increase of 10 basis points (less for certain Portfolios) in the Portfolios' investment management fees as a result of the approval of the new investment management and administration agreement) had the new Investment Management and Administration Agreement been in effect for the comparison periods. Management also noted that, based on discussions with the Portfolios' custodian, it expected to return to the board at a later date with a new proposed structure for custodian fees. A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Portfolios, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board did not receive comparative information from Lipper with respect to the subadvisory fees for those Portfolios with Subadvisers in connection with its consideration of subadvisory fees. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Subadvisers as part of the summary of each Subadviser's responses to requests for due diligence materials in connection with the board's consideration of the approvals of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadviser is paid by UBS Global AM, not the particular Portfolio and, accordingly, that the retention of a Subadviser does not increase the fees otherwise incurred by a Portfolio's shareholders.

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten- (or shorter for newer Portfolios) year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2008. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, including in most cases with respect to certain benchmark indices, including with respect to each Subadviser's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Subadviser, the board also reviewed information with respect to the Subadviser's profitability in providing

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

services to the Portfolios. The board did not consider such Subadviser profitability information highly relevant as the subadvisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realizes economies of scale as the Portfolios' assets grew beyond current levels, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that, with the exception of UBS PACE Money Market Investments, each Portfolio's Contractual Management Fee contained breakpoints or the equivalent of breakpoints in the form of a fee waiver. The board also noted that, with the exception of UBS PACE Small/Medium Co Value Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE High Yield Investments and UBS PACE Global Real Estate Securities Investments, each Portfolio's asset level exceeded its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for most of the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Subadvisers—The board considered other benefits received by UBS Global AM and its affiliates as a result of their relationships with the Portfolios, including the opportunity to offer additional products and services to Portfolio shareholders. The board was informed by management that the subadvisers' relationships with the sub-advised Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisers did not receive tangible ancillary benefits as a result of their relationships with the subadvised Portfolios, with the exception of possible benefits from soft dollars for the equity Portfolios (which would also potentially benefit such Portfolios). The board recognized that certain Subadvisers could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisers to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadviser with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that fifth of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that fifth of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that fifth of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that fifth of the funds in the Performance Universe with the worst relative performance.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

UBS PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period, the second quintile for the three-year period, the first quintile for the five-year period and at the third quintile for the since inception period. The Board noted that although the Portfolio was in the fourth quintile for the one-year period, it was close to its Performance Group's mean return. In addition, the board also considered the Portfolio's above average return for the three- and five-year periods.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. After discussing these fees and expenses with the board, management proposed to implement a new expense cap for this Portfolio, which would effectively place the Portfolio at the median for its contractual advisory fee and at the fourth quintile for its total expenses, based on the current Lipper data.

UBS PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-, three-, and five-year periods and in the fifth quintile since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee was in the second quintile and total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for all comparative periods.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the fifth quintile, while its pro-forma Contractual Management Fee would be in the third quintile, its pro-forma Actual Management Fee would be in the fourth quintile and its total expenses would be in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

in the Lipper report. Management noted to the board that the Portfolio's Actual Management Fee and its total expenses were close to its Expense Group's median. Management also noted to the board that the extent to which the Portfolio's total expenses exceeded the peer group median was attributable primarily to the Portfolio's Actual Management Fee and to a lesser extent, to the Portfolio's slightly higher transfer agency fees which were the result of relatively smaller average size of shareholder's accounts. The board noted that the Portfolio's performance was consistently in the top quintile for all reported periods.

UBS PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period, the fourth quintile for the three-year period, and the fifth quintile for the five-year period and since inception. Management reminded the board of the portfolio management strategy changes made in 2007 and the board noted the Portfolio's improving performance.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were close to the Portfolio's Expense Group median.

UBS PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fifth quintile, its Actual Management Fee was in the fourth quintile and its total expense were in the third quintile, while its pro-forma Contractual Management Fee and Actual Management Fee would be in the fourth quintile and its total expense would be in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. In reviewing the Portfolio's fees, the board focused on the fact that although the Portfolio's Contractual and Actual Management Fees were slightly above the Portfolio's Expense Group median, the Portfolio's total expenses were at the median for its Expense Group.

UBS PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of, Pzena Investment Management, LLC, Westwood Management Corporation and Institutional Capital LLC, the board, including the Independent Trustees, also considered the following factors:

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the third quintile for the one-year period, in the second quintile for the three- and five-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fifth quintile, its Actual Management Fee and total expenses were in the third quintile, while the Portfolio's pro-forma Contractual Management Fee and total expenses would be in the fourth quintile and its pro-forma Actual Management Fee would be in the fifth quintile in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that the Portfolio's total expenses were close to the Portfolio's Expense Group median.

UBS PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Delaware Management Company, Wellington Management Company, LLP, Marsico Capital Management, LLC and SSgA Funds Management, Inc., the board, including the Independent Trustees also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and since inception and the third quintile for the three- and five-year periods. Management noted to the board that although the Portfolio's one year return was below the Portfolio's Performance Universe median, taking into account the volatility of the Portfolio's returns, the one-year return was close to the median. In addition, the board considered the Portfolio's intermediate (three and five-year period) performance.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and that its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that although the Portfolio's Contractual and Actual Management Fee were above the median for the Portfolio's Expense Group, the Portfolio's Actual Management Fee was close to the Expense group's median and the Portfolio's total expenses were slightly below the Expense Group's median.

UBS PACE Small/Medium Co Value Equity Investments

Background—In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Ariel Investments, LLC, Metropolitan West Capital Management, LLC and Opus Capital Management, Inc., the board, including the Independent Trustees also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and in the fifth quintile for the three- and five-year periods and since inception. Management noted to the board the Portfolio's improvement relative to its Performance Universe over the past two years. Based on its review, the board concluded that the Portfolio's investment performance was acceptable, but noted that further information on the Portfolio's performance in the future could be expected to be subject to heightened scrutiny.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and that its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with Copper Rock Capital Partners, LLC, AG Asset Management LLC and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and since inception and in the fifth quintile for the three- and five-year periods. Management noted that the Portfolio's Performance Universe consists of a significant number of mid-cap growth funds, whereas the Portfolio's investments are predominantly in small-cap stocks. In addition, mid-cap stocks outperformed small-cap stocks during the comparative period, which resulted in the Portfolio's below average performance against its Performance Universe.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were each in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Martin Currie, Inc., Mondrian Investment Partners Ltd. and J.P. Morgan Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one- and three-year periods and the first quintile for the five-year period and since inception. Management noted that the reason for the relative below average performance in more recent periods was that the Portfolio had a lower percentage of its investments in emerging markets, as compared to its Performance Universe. Management agreed to discuss with Lipper the continuing assignments of Lipper's classification of the Portfolio.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile, while its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. In reviewing the Portfolio's fees, the board focused on the fact that although the Portfolio's Contractual and Actual Management Fees were slightly above the Portfolio's Expense Group median average, the Portfolio's total expenses were at the median for its Expense Group.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

UBS PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Gartmore Global Partners and Mondrian Investment Partners Ltd., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the fourth quintile for the three-and five-year periods and in the fifth quintile since inception. Management noted that the Portfolio's relative performance had improved over the past two years due to the relative outperformance of both of the Subadvisers.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile, while its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were close to its Expense Group's median and that the higher total expenses were partially attributable to higher custodian costs. Management noted that effective August 1, the Portfolio's custody fee would be lowered from 0.30 of 1% to 0.20 of 1% of net assets.

UBS PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and the second quintile for the three-, five- and ten-year periods and since inception.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MacKay Shields LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the first quintile for the one-year period and the third-quintile since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the fifth quintile, while its Actual Management Fee was in the fourth quintile in the Portfolio's Expense Group for the comparison

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

periods utilized in the Lipper report. The board recognized that the Portfolio had above average fees in comparison to its Expense Group and that it is a relatively new fund with low assets with respect to its peers. Management also noted that effective August 1, the Portfolio's custody fees would be reduced from 0.60 of 1% to 0.50 of 1% of net assets. Taking all of this into account, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, Inc. ("Analytic"), Goldman Sachs Asset Management, L.P. ("GSAM") and Wellington Management Company, LLP ("Wellington"), the board, including the Independent Trustees also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one-year period and fourth quintile since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management discussed with the board the heterogeneous nature of the relatively small Lipper Expense Group Universe. In light of the complex strategies employed by the Portfolio, the board determined that the management fee and the subadvisory fee paid to each of Analytic, GSAM and Wellington were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Goldman Sachs Asset Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Conclusion

Based on its review and in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee was reasonable in light of the nature, extent and quality of the

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisers, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM or the Subadvisers were present.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 30 investment companies (consisting of 62 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 61 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued)
Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995-2000 and 2001-2007).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM-Americas region"). Prior to joining UBS Global AM-Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Caren Cunningham*; 49	Vice President and Assistant Secretary*	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2007). Prior to joining UBS Global AM-Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999 - 2006). Ms. Cunningham is a vice president and assistant secretary of UBS PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 20 other investment companies (consisting of 90 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM-Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM-Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM-Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM-Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM-Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM-Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM-Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM-Americas region (since 2005). Prior to joining UBS Global AM-Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice President and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM-Americas region. Prior to joining UBS Global AM-Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 34	Vice President	Since 2001	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of 4 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM-Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM-Americas region (since July 2006). Prior to joining UBS Global AM-Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

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UBS PACE Money Market
Investments

Annual Report
July 31, 2008

UBS PACE Money Market Investments

September 15, 2008

Performance

For the 12 months ended July 31, 2008, the Portfolio returned 3.40% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum UBS PACE program fee, the Portfolio returned 1.86%). In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 3.05%, and the median return for the Lipper Money Market Funds category was 3.34%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

The US economy delivered mixed results during the 12-month reporting period ended July 31, 2008. The US Department of Commerce reported that third quarter 2007 US gross domestic product ("GDP") growth was a strong 4.8%. The economy then contracted during the last three months of 2007, bringing GDP growth to 0.6%. A variety of factors

UBS PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino*

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

*  Note: On March 20, 2008, Robert Sabatino, an executive director in UBS Global Asset Management (Americas) Inc.'s short duration fixed income group, assumed primary responsibility for the day-to-day management of UBS PACE Money Market Investments, replacing Michael Markowitz.

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UBS PACE Money Market Investments

caused the economy to stumble, including the faltering housing market and tepid consumer and business spending.

While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—GDP grew a surprising 0.9% during the first quarter of 2008, and an estimated 1.9% in the second. This was due in part to strong exports buoyed by the declining dollar, making US goods more attractive overseas. In addition, consumer spending improved in recent months, helped by the government's tax rebate program.

Throughout the reporting period, the Federal Reserve Board (the "Fed") was aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. As the problems and fallout from subprime mortgages and other issues escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. Beginning in September 2007, the Fed began its campaign of lowering the federal funds rate. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

From that time through April 2008, the Fed lowered the rate a total of seven times, bringing the rate to 2.00%, its lowest level since 2004. However, with inflationary pressures mounting, the Fed voted in a June 2008 meeting to hold the rate steady, where it remained for the rest of the reporting period.

Portfolio Performance

Over the course of the reporting period, the Fed's reductions of the fed funds rate caused the yields of the securities in which the Portfolio invests to decline, lowering the Portfolio's yields.

From a yield curve perspective, we employed a "bulleted" strategy, which entails focusing on securities with particular maturities. We purchased securities maturing within six to 12 months,

2

UBS PACE Money Market Investments

which helped the Portfolio to capture yield opportunities during that period. Later in the period, we employed a "barbell strategy" in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) We continued to buy shorter-term securities, as we also sought to extend the Portfolio's weighted average maturity by investing in longer-term money market securities maturing within nine to 13 months. Overall, the barbell strategy contributed positively to the Portfolio's performance.

The Portfolio remained diversified by both maturity and security type, which benefited performance. While we are able to generally hold up to 5% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2%–3% in any one non-government issuer.

As always, quality, liquidity and yield remained paramount in our security selection process for the Portfolio. At the beginning of the reporting period, a significant portion of the Portfolio was comprised of commercial paper and short-term obligations. Our process led us to be highly selective in terms of the types of commercial paper held in the Portfolio, which benefited performance during the reporting period. (Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.) The Portfolio also invested in other types of short-term corporate obligations and certificates of deposit during this time, benefiting performance.

During the first half of the reporting period, we increased the Portfolio's exposure to repurchase agreements as we sought to increase the Portfolio's liquidity. (Repurchase agreements are essentially contracts in which the seller of a security agrees to buy it back at a predetermined price and time or upon demand.) This

3

UBS PACE Money Market Investments

increased exposure was intended to help reduce the Portfolio's risk exposure. We maintained this exposure for the remainder of the reporting period, enhancing performance.

In response to turmoil in certain parts of the commercial paper market that began during the first half of the reporting period, we decreased our exposure to these securities significantly and increased our exposure to US government and agency obligations, as well as to certificates of deposit, benefiting the Fund's performance. In terms of the Portfolio's remaining asset-backed commercial paper holdings, we took a cautious approach and emphasized the more traditionally stable multi-seller conduits, preferring issues with shorter maturities, which benefited performance.

The Portfolio did not have any direct exposure to collateralized debt obligations or the subprime mortgage market. Direct exposure to the subprime mortgage market would result from owning asset-backed commercial paper programs that are solely invested in subprime mortgages. All of the asset-backed commercial paper—indeed, all of the commercial paper—in which the Portfolio invests is, as it was at its time of purchase, rated in the highest (or "first tier") ratings category (for example, A-1, P-1, or F-1) by at least two nationally recognized ratings services, or, if unrated, it was deemed to be of equivalent quality.*

*  Examples of more well-known ratings services are Moody's Investors Service, Standard and Poor's (a division of The McGraw-Hill Companies Inc.) and Fitch Ratings.

4

UBS PACE Money Market Investments

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head—Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS PACE Money Market Investments Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12 months ended July 31, 2008. The views and opinions in this letter were current as of September 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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UBS PACE Money Market Investments

Comparison of change in value of a $10,000 investment in the Portfolio and the 90-Day US T-Bill Index (unaudited)

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2008. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

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UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/08

	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	3.40%	2.88%	3.32%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	1.86%	1.35%	1.78%
90-Day US T-Bill Index[2]	3.05%	3.07%	3.44%
Lipper Money Market Funds median	3.34%	2.72%	3.14%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2008, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 2.11%; 5-year period, 1.32%; 10-year period,1.81%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2008 was 1.95% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was 1.35% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 0.45% after fee waivers and/or expense reimbursements; the yield was -0.15% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

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UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2008 to July 31, 2008.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

Class P	Beginning account value February 1, 2008	Ending account value July 31, 2008	Expenses paid during period[1] 02/01/08 to 07/31/08	Expense ratio during the period
Actual	$1,000.00	$1,011.70	$3.00	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.02	0.60

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/08
Net assets (mm)	$523.2
Number of holdings	99
Weighted average maturity	51 days
Portfolio composition[1]	07/31/08
Commercial paper	29.7%
US government and agency obligations	29.6
Repurchase agreements	15.3
Certificates of deposit	12.4
Short-term corporate obligations	9.1
Bank notes	5.0
Other assets less liabilities	(1.1)
Total	100.0%
Top 10 holdings[1]	07/31/08
Repurchase agreement with Deutsche Bank Securities, 2.180% due 08/01/08	8.6%
Repurchase agreement with Barclays Bank PLC, 2.160% due 08/01/08	6.7
Federal Home Loan Bank, 2.220% due 09/04/08	2.9
Federal National Mortgage Association, 2.075% due 08/13/08	2.4
Dupont (E.I.) De Nemours & Co., 2.080% due 08/06/08	2.1
Federal Home Loan Mortgage Corp., 2.390% due 08/28/08	1.9
Federal National Mortgage Association, 2.100% due 12/08/08	1.9
Svenska Handelsbanken, 5.000% due 10/09/08	1.7
Federal Home Loan Bank, 2.599% due 08/18/08	1.5
Wells Fargo Bank N.A., 2.420% due 08/29/08	1.5
Total	31.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2008. The Portfolio is actively managed and its composition will vary over time.

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
US government and agency obligations—29.56%
Federal Farm Credit Bank 2.030%, due 08/01/08[1]	$4,000,000	$3,999,879
2.080%, due 08/01/08[1]	5,500,000	5,500,000
3.625%, due 10/24/08	1,000,000	1,002,393
Federal Home Loan Bank 2.599%, due 08/18/08[1]	8,000,000	8,000,000
4.885%, due 08/20/08	2,750,000	2,750,206
2.220%, due 09/04/08[2]	15,000,000	14,968,550
2.460%, due 09/18/08[2]	2,000,000	1,993,440
5.100%, due 09/19/08	4,500,000	4,502,808
2.070%, due 09/30/08[2]	5,000,000	4,982,750
3.625%, due 11/14/08	1,000,000	1,002,187
2.560%, due 02/13/09	2,750,000	2,758,891
2.310%, due 04/07/09	5,000,000	5,000,000
2.390%, due 04/30/09	5,000,000	5,000,000
2.400%, due 05/13/09	2,500,000	2,499,639
2.820%, due 07/10/09	4,000,000	4,000,000
Federal Home Loan Mortgage Corp. 2.390%, due 08/28/08[1]	10,000,000	9,995,805
1.680%, due 09/15/08[2]	8,000,000	7,983,200
2.641%, due 09/30/08[1]	2,000,000	1,999,790
2.810%, due 02/02/09[2]	5,000,000	4,927,799
2.450%, due 04/09/09	2,500,000	2,500,000
2.625%, due 06/12/09	3,000,000	3,000,000
Federal National Mortgage Association 2.270%, due 08/01/08[1]	7,000,000	7,000,000
2.110%, due 08/05/08[2]	5,000,000	4,998,828
2.075%, due 08/13/08[2]	12,500,000	12,491,354
3.250%, due 08/15/08	1,000,000	1,000,297
2.360%, due 09/10/08[2]	8,000,000	7,979,022
2.380%, due 10/14/08[2]	5,000,000	4,975,539
2.570%, due 11/17/08[2]	5,000,000	4,961,450
2.100%, due 12/08/08[2]	10,000,000	9,924,750
US Treasury Bills 1.586%, due 09/11/08[2]	3,000,000	2,994,581
Total US government and agency obligations (cost—$154,693,158)		154,693,158

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
Bank notes—4.97%
Banking-non-US—0.38%
Nordea Bank AB 3.149%, due 10/24/08[1,3]	$2,000,000	$2,000,000
Banking-US—4.59%
Bank of America N.A. 2.998%, due 08/06/08[1]	5,000,000	5,000,000
HSBC Bank USA, Inc. 3.188%, due 10/14/08[1]	4,000,000	4,000,000
Wachovia Bank N.A. 3.001%, due 10/06/08[1]	5,000,000	5,000,000
Wells Fargo Bank N.A. 2.420%, due 08/29/08	8,000,000	8,000,000
Westpac Banking Corp. 3.089%, due 10/14/08[1]	2,000,000	2,000,000
		24,000,000
Total bank notes (cost—$26,000,000)		26,000,000
Certificates of deposit—12.43%
Banking-non-US—9.08%
Abbey National Treasury Services PLC 2.760%, due 08/27/08[1]	5,000,000	5,000,000
Bank of Montreal 2.950%, due 08/19/08	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 2.690%, due 09/05/08	5,000,000	5,000,000
Barclays Bank PLC 3.020%, due 02/23/09	1,500,000	1,500,000
Calyon N.A., Inc./New York 3.170%, due 06/02/09	4,500,000	4,500,000
Deutsche Bank AG 3.011%, due 09/22/08[1]	5,000,000	5,000,000
Natixis 2.760%, due 09/30/08	2,500,000	2,500,000
Norinchukin Bank Ltd. 2.750%, due 10/14/08	5,000,000	5,000,000
Royal Bank of Scotland/New York 2.740%, due 10/20/08	5,000,000	5,000,000

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Svenska Handelsbanken 5.000%, due 10/09/08	$9,000,000	$9,000,000
		47,500,000
Banking-US—3.35%
American Express, Federal Savings Bank 2.640%, due 08/27/08 2.680%, due 09/04/08	2,000,000 5,000,000	2,000,000 5,000,000
Citibank N.A. 2.790%, due 09/19/08	5,000,000	5,000,000
US Bank N.A. 2.700%, due 09/15/08	3,000,000	3,000,000
Wachovia Bank N.A. (Charlotte) 2.820%, due 09/30/08	2,500,000	2,500,000
		17,500,000
Total certificates of deposit (cost—$65,000,000)		65,000,000
Commercial paper[2]—29.66%
Asset backed-miscellaneous—9.05%
Amsterdam Funding Corp. 2.600%, due 08/05/08	5,000,000	4,998,556
Atlantic Asset Securitization LLC 2.550%, due 08/07/08	5,000,000	4,997,875
Barton Capital LLC 2.500%, due 08/18/08	5,000,000	4,994,097
Bryant Park Funding LLC 2.500%, due 08/28/08	5,000,000	4,990,625
Falcon Asset Securitization Corp. 2.450%, due 08/11/08	4,500,000	4,496,937
Jupiter Securitization Co. LLC 2.450%, due 08/18/08	3,900,000	3,895,488
Regency Markets No.1 LLC 2.570%, due 08/13/08	5,000,000	4,995,717
Sheffield Receivables Corp. 2.530%, due 08/21/08	4,000,000	3,994,378
Thunderbay Funding 2.520%, due 08/11/08	5,000,000	4,996,500

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Variable Funding Capital Corp. 2.600%, due 09/04/08	$5,000,000	$4,987,722
		47,347,895
Automobile OEM—0.76%
PACCAR Financial Corp. 2.190%, due 10/23/08	4,000,000	3,979,803
Banking-non-US—4.00%
Bank of Nova Scotia 2.600%, due 09/22/08	5,000,000	4,981,222
Banque et Caisse d'Epargne de L'Etat 2.430%, due 08/28/08	2,000,000	1,996,355
Eksportfinans 2.300%, due 10/24/08	8,000,000	7,957,067
Lloyds TSB Bank PLC 2.160%, due 08/07/08	6,000,000	5,997,840
		20,932,484
Banking-US—6.31%
Danske Corp. 3.041%, due 10/09/08[1] 2.705%, due 10/14/08	5,000,000 3,000,000	5,000,000 2,983,319
Fortis Funding LLC 2.670%, due 09/08/08	5,000,000	4,985,908
ING (US) Funding LLC 2.580%, due 09/17/08 2.960%, due 10/27/08	5,000,000 3,000,000	4,983,159 2,978,540
Natexis Banques Populaires US Finance Co. LLC 2.690%, due 08/26/08	2,000,000	1,996,264
Nordea N.A., Inc. 2.380%, due 08/14/08	7,000,000	6,993,984
Santander Central Hispano Finance Delaware, Inc. 2.200%, due 08/08/08	3,100,000	3,098,674
		33,019,848
Chemicals — 2.48%
Dupont (E.I.) De Nemours & Co. 2.080%, due 08/06/08 2.160%, due 08/08/08	11,000,000 2,000,000	10,996,822 1,999,160
		12,995,982

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
Commercial paper[2]— (concluded)
Consumer products-nondurables—0.96%
Procter & Gamble International Funding SCA 2.200%, due 08/04/08	$5,000,000	$4,999,083
Energy-integrated—0.96%
Chevron Funding Corp. 2.070%, due 08/05/08	5,000,000	4,998,850
Finance-noncaptive diversified—1.71%
General Electric Capital Corp. 2.420%, due 08/04/08 2.610%, due 11/06/08	2,000,000 7,000,000	1,999,597 6,950,772
		8,950,369
Food/Beverage—1.91%
Coca-Cola Co. 2.350%, due 09/22/08	7,000,000	6,976,239
Nestle Capital Corp. 2.645%, due 08/21/08	3,000,000	2,995,592
		9,971,831
Pharmaceuticals—1.52%
Novartis Finance Corp. 2.200%, due 10/01/08	5,000,000	4,981,361
Pfizer, Inc. 2.520%, due 08/25/08	3,000,000	2,994,960
		7,976,321
Total commercial paper (cost—$155,172,466)		155,172,466
Short-term corporate obligations—9.14%
Banking-non-US—5.26%
BNP Paribas 2.895%, due 08/13/08[1]	3,000,000	3,000,000
Lloyds TSB Group PLC 2.743%, due 08/07/08[1,3]	5,000,000	5,000,000
National Australia Bank Ltd. 2.448%, due 08/15/08[1,3]	6,000,000	6,000,000
2.882%, due 09/08/08[1,3]	3,500,000	3,500,000
Rabobank Nederland 2.900%, due 08/11/08[1,3]	4,000,000	4,000,000

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-non-US—(concluded)
Societe Generale 2.463%, due 08/04/08[1,3]	$3,000,000	$3,000,000
Westpac Banking Corp. 2.450%, due 08/06/08[1,3]	3,000,000	3,000,000
		27,500,000
Banking-US—0.95%
JPMorgan Chase & Co. 2.802%, due 09/02/08[1]	5,000,000	4,994,886
Finance-captive automotive—2.15%
Toyota Motor Credit Corp. 2.270%, due 08/01/08[1]	3,250,000	3,250,000
2.320%, due 08/01/08[1]	3,000,000	3,000,000
2.530%, due 08/01/08[1]	5,000,000	5,000,000
		11,250,000
Finance-noncaptive diversified—0.78%
General Electric Capital Corp. 2.816%, due 09/16/08[1]	4,100,000	4,100,004
Total short-term corporate obligations (cost—$47,844,890)		47,844,890
Repurchase agreements—15.31%
Repurchase agreement dated 07/31/08 with Barclays Bank PLC, 2.160% due 08/01/08, collateralized by $34,247,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 7.000% due 10/24/08 to 03/15/10; (value—$35,700,698); proceeds: $35,002,100	35,000,000	35,000,000
Repurchase agreement dated 07/31/08 with Deutsche Bank Securities, 2.180% due 08/01/08, collateralized by $1,640,000 Federal Home Loan Bank obligations, 4.660% due 08/18/08, $24,750,000 Federal Home Loan Mortgage Corp. obligations, 5.400% due 03/17/21 and $45,312,000 Resolution Funding Strips, zero coupon due 04/15/26; (value—$45,900,105); proceeds: $45,002,725	45,000,000	45,000,000

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/08 with State Street Bank & Trust Co., 1.490% due 08/01/08, collateralized by $121,249 US Treasury Bonds, 4.375% due 02/15/38; (value—$118,370); proceeds: $116,005	$116,000	$116,000
Total repurchase agreements (cost—$80,116,000)		80,116,000
Total investments (cost—$528,826,514)—101.07%		528,826,514
Liabilities in excess of other assets—(1.07)%		(5,583,818)
Net assets (applicable to 523,200,787 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$523,242,696

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2008, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.06% of net assets as of July 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

17

UBS PACE Money Market Investments

Statement of net assets—July 31, 2008

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	77.7%
United Kingdom	4.3
Japan	4.0
France	2.5
Australia	2.4
Sweden	2.1
Canada	1.9
Switzerland	1.5
Norway	1.5
Germany	0.9
Netherlands	0.8
Luxembourg	0.4
Total	100.0%

Weighted average maturity—51 days

See accompanying notes to financial statements
18

UBS PACE Money Market Investments

Statement of operations

For the year ended July 31, 2008
Investment income:
Interest	$19,398,365
Expenses:
Transfer agency and related services fees	2,104,027
Investment management and administration fees	1,755,597
Reports and notices to shareholders	558,566
Professional fees	101,861
Custody and accounting fees	70,224
Federal and state registration fees	43,864
Trustees' fees	16,055
Insurance expense	11,341
Other expenses	9,793
4,671,328
Less: Expense reimbursements by investment manager and administrator	(1,661,734)
Net expenses	3,009,594
Net investment income	16,388,771
Net realized gain from investment activities	42,669
Net increase in net assets resulting from operations	$16,431,440

Statement of changes in net assets

	For the years ended July 31,
	2008	2007
From operations:
Net investment income	$16,388,771	$18,020,741
Net realized gain (loss) from investment activities	42,669	(150)
Net increase in net assets resulting from operations	16,431,440	18,020,591
Dividends to shareholders from:
Net investment income	(16,388,771)	(18,020,741)
From beneficial interest transactions:
Net increase in net assets from beneficial interest transactions	114,637,685	65,989,601
Net increase in net assets	114,680,354	65,989,451
Net assets:
Beginning of year	408,562,342	342,572,891
End of year	$523,242,696	$408,562,342
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
19

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the years ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.033	0.048	0.038	0.018	0.005
Dividends from net investment income	(0.033)	(0.048)	(0.038)	(0.018)	(0.005)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	3.40%	4.86%	3.89%	1.80%	0.51%
Ratios/supplemental data:
Net assets, end of year (000's)	$523,243	$408,562	$342,573	$227,528	$166,067
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%	0.92%	0.99%	0.97%	0.96%
Net investment income to average net assets	3.27%	4.75%	3.89%	1.85%	0.51%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
20

UBS PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

21

UBS PACE Money Market Investments

Notes to financial statements

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a

22

UBS PACE Money Market Investments

Notes to financial statements

special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

23

UBS PACE Money Market Investments

Notes to financial statements

Investment management and administration fees and other transactions with affiliates

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2008, the Portfolio owed UBS Global AM $161,005 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2008 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. For the year ended July 31, 2008, UBS Global AM reimbursed the Portfolio for non-management fee expenses totaling $1,661,734. At July 31, 2008, UBS Global AM owed the portfolio $237,991 for expense reimbursements.

At July 31, 2008, the Portfolio had expense reimbursements subject to repayment and respective dates of expirations as follows:

Expense reimbursements subject to repayment	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011
$3,741,263	$1,115,063	$1,199,238	$1,426,962

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him

24

UBS PACE Money Market Investments

Notes to financial statements

becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2008, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $820,425,794. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), the Portfolio's transfer agent, and is compensated for these services by PNC, not the Portfolio.

For the year ended July 31, 2008, UBS Financial Services Inc. received from PNC, not the Portfolio, $1,053,442 of the total transfer agency and related services fees paid by the Portfolio to PNC.

25

UBS PACE Money Market Investments

Notes to financial statements

Other liabilities and components of net assets

At July 31, 2008, the Portfolio had the following liabilities outstanding:

Payable for investments purchased	$5,000,000
Payable for shares of beneficial interest repurchased	2,103,060
Dividends payable to shareholders	460,769
Other accrued expenses*	634,908

* Excludes investment management and administration fees.

At July 31, 2008, the components of net assets were as follows:

Accumulated paid in capital	$523,200,626
Accumulated net realized gain from investment activities	42,070
Net assets	$523,242,696

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2008 and July 31, 2007 was ordinary income.

At July 31, 2008, the component of accumulated earnings on a tax basis was undistributed ordinary income of $502,839.

During the fiscal year, the Portfolio utilized capital loss carryforwards of $449 to offset current year realized capital gains.

26

UBS PACE Money Market Investments

Notes to financial statements

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Portfolio.

As of and during the year ended July 31, 2008, the Portfolio did not have any liabilities for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year ended July 31, 2008, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolio for the year ended July 31, 2008.

27

UBS PACE Money Market Investments

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended July 31,
	2008	2007
Shares sold	687,863,695	424,841,805
Shares repurchased	(589,650,962)	(376,397,873)
Dividends reinvested	16,424,952	17,545,669
Net increase in shares outstanding	114,637,685	65,989,601

Subsequent event

At a shareholder meeting held on May 15, 2008 and subsequently adjourned to June 24, 2008, the shareholders of the Trust voted to approve changes to the investment management and administration agreement between UBS Global AM and the Trust, on behalf of the Portfolio. This change became effective August 1, 2008 and had no impact on the combined management and administrative fees charged which remains at an annual rate of 0.35% of the Portfolio's average daily net assets. For more information, please refer to the "General information" section which begins on page 31.

28

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (the "Portfolio") (one of the series comprising UBS PACE Select Advisors Trust), as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

29

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2008

30

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Shareholder meeting results

A special meeting of the Fund's shareholders was held on May 15, 2008 and adjourned to June 11, 2008 and further adjourned to June 24, 2008. The results of the votes taken among shareholders on the proposals before them are reported below. Each vote represents one share held on the record date for the meeting. The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote on and for which the broker does not have discretionary voting authority.) Abstentions and broker non-votes, if any, are counted as shares present for purposes of determining whether a quorum is present but are not voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes have the effect of a negative vote on Proposals 1, 2 and 3 and no effect on Proposal 4.

31

UBS PACE Money Market Investments

General information (unaudited)

UBS PACE Money Market Investments

Proposal 1—To approve changes to the Investment Management and Administration Agreement with UBS Global Asset Management (Americas) Inc.

	# of Votes	% of Votes
For	249,794,506.319	90.244%
Against	9,118,147.125	3.294%
Abstain	17,886,403.384	6.462%
Total	276,799,056.828	100.00%

Proposal 2.A—To approve changes to the fundamental investment policies regarding borrowing.

	# of Votes	% of Votes
For	242,748,912.608	87.699%
Against	16,287,606.681	5.884%
Abstain	17,762,537.539	6.417%
Total	276,799,056.828	100.00%

Proposal 2.B—To approve changes to the fundamental investment policies regarding senior securities.

	# of Votes	% of Votes
For	243,640,299.338	88.021%
Against	15,175,977.666	5.483%
Abstain	17,982,779.824	6.497%
Total	276,799,056.828	100.00%

Proposal 2.C—To approve changes to the fundamental investment policies regarding real estate.

	# of Votes	% of Votes
For	241,470,126.855	87.237%
Against	17,258,488.476	6.235%
Abstain	18,070,441.497	6.528%
Total	276,799,056.828	100.00%

32

UBS PACE Money Market Investments

General information (unaudited)

Proposal 2.D—To approve changes to the fundamental investment policies regarding commodities.

	# of Votes	% of Votes
For	244,404,400.583	88.297%
Against	14,619,057.691	5.281%
Abstain	17,775,598.554	6.422%
Total	276,799,056.828	100.00%

Proposal 2.E—To approve changes to the fundamental investment policies regarding making loans.

	# of Votes	% of Votes
For	240,641,434.083	86.937%
Against	18,209,090.466	6.578%
Abstain	17,948,532.279	6.484%
Total	276,799,056.828	100.00%

Proposal 2.F—To approve changes to the fundamental investment policies regarding concentration of investments.

	# of Votes	% of Votes
For	243,484,774.620	87.964%
Against	14,688,577.891	5.307%
Abstain	18,625,704.317	6.729%
Total	276,799,056.828	100.00%

Proposal 2.G—To approve changes to the fundamental investment policies regarding diversification.

	# of Votes	% of Votes
For	247,588,064.155	89.447%
Against	11,973,575.849	4.326%
Abstain	17,237,416.824	6.227%
Total	276,799,056.828	100.00%

33

UBS PACE Money Market Investments

General information (unaudited)

Proposal 2.H—To approve changes to the fundamental investment policies regarding pledging, mortgaging and hypothecating fund assets.

	# of Votes	% of Votes
For	239,219,917.383	86.424%
Against	18,897,108.971	6.827%
Abstain	18,682,030.474	6.749%
Total	276,799,056.828	100.00%

Proposal 2.I—To approve changes to the fundamental investment policies regarding margin.

	# of Votes	% of Votes
For	240,429,770.577	86.861%
Against	18,115,344.887	6.545%
Abstain	18,253,941.364	6.595%
Total	276,799,056.828	100.00%

Proposal 2.J—To approve changes to the fundamental investment policies regarding short selling.

	# of Votes	% of Votes
For	239,934,462.930	86.682%
Against	18,483,870.189	6.678%
Abstain	18,380,723.709	6.640%
Total	276,799,056.828	100.00%

Proposal 3.—To allow the Board of Trustees to amend a Fund's investment objective(s) without Shareholder approval.

	# of Votes	% of Votes
For	235,960,359.378	85.246%
Against	23,454,546.796	8.473%
Abstain	17,384,150.654	6.280%
Total	276,799,056.828	100.00%

34

UBS PACE Money Market Investments

General information (unaudited)

Proposal 4.—To approve changes to the Trust Instrument.

	# of Votes	% of Votes
For	241,509,997.920	93.461%
Against	16,897,237.146	6.539%
Abstain	18,391,821.762	N/A
Total	276,799,056.828	100.00%

35

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

February 2008 Board Meeting

Basis for the Board's approval of the Amended Investment Management and Administration Agreement

Background—At meetings of the UBS PACE Select Advisers Trust's (the "Trust") board on November 14, 2007 and February 13, 2008, the members of the board, including Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered a proposed amended investment management and administration agreement ("Amended Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of UBS PACE Money Market Investments (the "Portfolio"). After its initial review on November 14, 2007, the board requested and received from UBS Global AM additional materials to assist it in its considerations. In its consideration of the approval of the Amended Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services to be provided under the Amended Investment Management and Administration Agreement—The board considered the nature, extent and quality of management services proposed to be provided to the Portfolio under the Amended Investment Management and Administration Agreement. The board took note that UBS Global AM had advised the board that there is not expected to be any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders under the Amended Investment Management and Administration Agreement. The board's evaluation of the services expected to be provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment

36

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

management and other capabilities and the quality of its administrative and other services. The board recognized that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG, and that UBS Global AM is an experienced asset management firm.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Amended Investment Management and Administration Agreement.

Management fees and expenses—For the Portfolio, the board received information from UBS Global AM showing the impact of the proposed changes to the Portfolio's investment management and administrative fees. Management discussed the rationale for the change in the investment management fee and administrative fee levels, noting that over time the advisory resources and staff needed to be provided to the Portfolio has increased substantially, while standard administrative fees charged for comparable fund complexes have been reduced. Management noted that although the amounts of the investment management and administrative fees were changing for the Portfolio, the contractual aggregate amounts of these fees were not different than the current aggregates. The board determined that the investment management fees to be paid by the Portfolio represent reasonable compensation to UBS Global AM in light of the services provided and the fees paid by similar funds and such other matters as the board considered relevant in the exercise of its reasonable judgment. The board did not consider institutional account fees for accounts of similar investment types to those of the Portfolio in its review, as it had recently reviewed those at its July 2007 meeting.

37

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Portfolio performance—The board noted that it received information throughout the year at periodic intervals with respect to the Portfolio's performance, and had engaged in an extensive review of Portfolio performance at its July 2007 meeting. Given that the services to be provided under the Amended Investment Management and Administration Agreement in comparison with the current investment management and administration agreement would not be changing, the board did not specifically consider Portfolio performance in its consideration of the Amended Investment Management and Administration Agreement.

Profitability of UBS Global AM—Profitability of UBS Global AM and its affiliates in providing services to the Portfolio was not a factor considered by the board. The board noted that it expects to receive cost, expense and profitability information prior to the end of the initial term of the Amended Investment Management and Administration Agreement and, thus, be in a position to evaluate at that time whether any adjustments in Portfolio fees would be appropriate in connection with a renewal of the Amended Investment Management and Administration Agreement. The board also recognized that it had reviewed the profitability of UBS Global AM and its affiliates at its July 2007 meeting.

Economies of scale—The board considered whether any changes in the economies of scale realized (or potentially realized) by UBS Global AM and any benefits the Portfolio may incur from such economies of scale were proposed to be changed if the Amended Investment Management and Administration Agreement were approved. The board noted that the Portfolio's current contractual management fee and proposed contractual management fee did not contain breakpoints. The board also recognized that, as noted by management, advisory agreements for many funds do not contain breakpoints at all. The board also noted that to the extent the Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as

38

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

fees for Trustees, independent registered public accountant and legal fees and printing, become a smaller percentage of overall costs. Therefore, the board did not expect that any economies of scale from which the Portfolio currently benefited would change in any significant manner as a result of the Amended Investment Management and Administration Agreement. The board also noted the significant fee waivers that historically had been effective for the Portfolio.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio. The board noted that any such benefits were not proposed to change in connection with approval of the Amended Investment Management and Administration Agreement and that at its July 2007 meeting it had determined that the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, at its meeting on February 13, 2008, the board approved the Amended Investment Management and Administration Agreement for the Portfolio, subject to shareholder approval.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Amended Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed Amended Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

39

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

July 2008 Board Meeting

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on July 16, 2008, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of UBS PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, administration and distribution agreements.

In addition to approving the current investment management and administration agreement, the board also reconfirmed its approval of an Amended Investment Management and Administration Agreement for the Portfolio, which was scheduled to take effect as of August 1, 2008 and which had been recently approved by the Portfolio's shareholders. (The August 1st effectiveness date coincided with the start of the Trust's next fiscal year.) Throughout this discussion, the considerations for the Amended Investment Management and Administration Agreement were substantially

40

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

similar to those for the current investment management and administration agreement. Throughout this discussion, both the current Investment Management and Administration Agreement and the Amended Investment Management and Administration Agreement are referred to as the "Investment Management and Administration Agreement."

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio's senior personnel at UBS Global AM and had received information regarding the persons primarily

41

UBS PACE Money Market Investments

Board approval of the investment management administration contracts (unaudited)

responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio, and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2008 (excluding extraordinary

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UBS PACE Money Market Investments

Board approval of the investment management administration contracts (unaudited)

items, dividend expense, borrowing costs and/or interest expense, if any) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"). The board also received certain pro forma information from Lipper showing the effect, if any, on the Portfolio's expenses of the reallocation of the contractual investment management and administration fees for the Portfolio (i.e., a decrease of 10 basis points in the administrative fees paid by the Portfolio and a corresponding increase of 10 basis points in the Portfolio's investment management fees as a result of the approval of the new investment management and administration agreement.) had the new Investment Management and Administration Agreement been in effect for the comparative periods. Management also noted that, based on discussions with the Portfolios' custodian, it expected to return to the board at a later date with a new proposed structure for custodian fees. A discussion of the board's considerations with respect to the Portfolio's fees is set forth below.

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

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UBS PACE Money Market Investments

Board approval of the investment management administration contracts (unaudited)

The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year period ended April 30, 2008. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and the second quintile for the three-, five- and ten-year periods and since inception.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM

44

UBS PACE Money Market Investments

Board approval of the investment management administration contracts (unaudited)

realizes economies of scale as the Portfolio's assets grew beyond current levels, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

45

UBS PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 30 investment companies (consisting of 62 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

46

UBS PACE Money Market Investments

Supplemental information (unaudited)

47

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 61 McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Trustee	Since 2001	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

48

UBS PACE Money Market Investments

Supplemental information (unaudited)

49

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 49 255 E. 49th St, Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995-2000 and 2001-2007).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

50

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Supplemental information (unaudited)

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UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc, GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

52

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Caren Cunningham*; 49	Vice President and Assistant Secretary*	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999-2006). Ms. Cunningham is a vice president and assistant secretary of UBS PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 20 other investment companies (consisting of 90 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM—Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

55

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

56

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM— Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**;34	Vice President	Since 2001	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of 4 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region; he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

59

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

60

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

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Trustees

Richard Q. Armstrong Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai R. Sotorp President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc. 51 West 52nd Street New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $814,200 and $781,450, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $43,000 and $25,500, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements and (2) review of the consolidated 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $263,100 and $238,800, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2008 and July 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)          (2)  Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended July 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

Item 4g

(g)         For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate fees billed by E&Y of $2,008,498 and $2,072,792, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$306,100	$264,300
Non-Covered Services	1,702,398	1,808,492

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed October 8, 2004 (Accession Number: 0001047469-04-030769)(SEC File No. 811-08764).

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 9, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 9, 2008